Registration No. 333-120962
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                   FORM S-3/A
                               AMENDMENT NO. 1 TO
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                                 ---------------

              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
             (Exact name of Registrant as specified in its Charter)

                                    Delaware
                            (State of Incorporation)
                                   13-3460894
                     (I.R.S. Employer Identification Number)

                                11 Madison Avenue
                            New York, New York 10010
                                  212-325-2000
   (Address and telephone number of Registrant's principal executive offices)

                            Bruce S. Kaiserman, Esq.
              Credit Suisse First Boston Mortgage Acceptance Corp.
                                11 Madison Avenue
                            New York, New York 10010
                                  212-325-2000
            (Name, address and telephone number of agent for service)
                                 ---------------
                                   Copies to:

   Stephen S. Kudenholdt, Esq.            Katharine I. Crost, Esq.              Michael P. Braun, Esq.
   Thacher Proffitt & Wood LLP       Orrick, Herrington & Sutcliffe LLP            McKee Nelson LLP
   Two World Financial Center                 666 Fifth Avenue                    Five Times Square
    New York, New York 10281              New York, New York 10103             New York, New York 10036

                                          Charles W. Tricomi, Esq.
                                       Sidley Austin Brown & Wood LLP
                                             787 Seventh Avenue
                                          New York, New York 10019


================================================================================

         Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement, as determined by market conditions.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. |X|

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|


         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|


         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                         CALCULATION OF REGISTRATION FEE

                                                              PROPOSED MAXIMUM    PROPOSED MAXIMUM     AMOUNT OF
                                               AMOUNT TO BE    OFFERING PRICE    AGGREGATE OFFERING   REGISTRATION
  TITLE OF SECURITIES BEING REGISTERED (1)    REGISTERED(2)      PER UNIT(3)         PRICE (3)           FEE(2)
  ----------------------------------------    -------------      -----------         ---------           ------
Mortgage Pass-Through Certificates and        $9,999,000,000        100%           $9,999,000,000    $1,176,882.30
Mortgage-Backed Notes, issued in series

(1) This Registration Statement also relates to certain market making transactions that may be made by Credit Suisse First Boston LLC, an affiliate of the Registrant.

(2) $4,538,956,652 aggregate principal amount of Mortgage Pass-Through Certificates and Mortgage-Backed Notes registered by the Registrant under Registration Statement No. 333-110800 on Form S-3 referred to below and not previously sold are consolidated into this Registration Statement pursuant to Rule 429 and Rule 457. All registration fees in connection with such unsold amount of Mortgage Pass-Through Certificates and Mortgage-Backed Notes have been previously paid by the Registrant under the foregoing Registration Statement. Accordingly, the total amount registered under this Registration Statement as so consolidated as of the date of this filing is $14,538,956,652. In addition, the registration fee in connection with the $1,000,000.00 aggregate principal amount of Mortgage Pass-Through Certificates and Mortgage-Backed Notes to be registered by the Registrant under this Registration Statement has been paid by the Registrant in connection with the original filing on December 3, 2004.

(3) Estimated solely for the purpose of calculating the registration fee on the basis of the proposed maximum aggregate offering price.

                           --------------------------

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

         Pursuant to Rule 429 of the Securities Act of 1933, the Prospectus and Prospectus Supplements contained in this Registration Statement also relate to the Registrant's Registration Statement on Form S-3 (Registration Statement No. 333-110800). This Registration Statement, which is a new registration statement, also constitutes a post-effective amendment to Registration Statement No. 333-110800.

                                EXPLANATORY NOTE

         This Registration Statement includes (i) a base prospectus, (ii) an illustrative form of prospectus supplement for use in an offering of Mortgage Pass-Through Certificates consisting of senior and subordinate certificate classes and (iii) an illustrative form of prospectus supplement for use in an offering of Mortgage-Backed Notes.

                                             Contents of Registration Statement
                                             ----------------------------------

                                                                                                               Page
Forms of Prospectus Supplement:

Version 1:  Form of Prospectus Supplement relating to a typical Senior/Subordinate Series.......................S-1

Version 2:  Form of Prospectus Supplement relating to an offering of Mortgage-Backed
Notes...........................................................................................................S-1

Base Prospectus...................................................................................................1

                              SUBJECT TO COMPLETION
       PRELIMINARY PROSPECTUS SUPPLEMENT DATE JANUARY 5, 2005 [VERSION 1]

          PROSPECTUS SUPPLEMENT (TO PROSPECTUS DATED ______ ___, ____)

                        ____________ TRUST SERIES ____-_
                                     ISSUER

              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                                    DEPOSITOR

                            [NAME OF MASTER SERVICER]
                                 MASTER SERVICER

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES ____-_
                              $___________________
                                  (APPROXIMATE)


--------------------------------------------------------------------------------
The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
--------------------------------------------------------------------------------


      -------------------------------------------------------------------------
      You should carefully review the information in "Risk Factors" on page S-__ in this Prospectus Supplement and page __ in the Prospectus. This prospectus supplement, together with the accompanying prospectus, will constitute the complete prospectus.
      -------------------------------------------------------------------------

THE TRUST WILL ISSUE:
      o [Four] classes of senior Class A Certificates, including one accrual class.
      o     One class of senior principal-only Class P Certificates.
      o     One class of senior interest-only Class X Certificates.
      o     One class of senior residual Class A-R Certificates.
      o Six classes of Class B Certificates, which provide credit enhancement. Each class of Class B Certificates is subordinated to the Senior Certificates and each class of Class B Certificates, if any, with a lower numerical designation.

THE CERTIFICATES:
      o Represent ownership interests in a trust, whose assets are primarily a pool of fixed rate, first lien residential mortgage loans.
      o Offered to the public are listed under the heading "Offered Certificates" in the table on page S-_.

RISKS:

      o The yield on the Class P Certificates and the Class X Certificates are extremely sensitive to the rate and timing of principal prepayments, as discussed in "Risk Factors" in this prospectus supplement.

[The Underwriter], as underwriter, will buy the offered certificates from Credit Suisse First Boston Mortgage Acceptance Corp. at a price equal to ____% of their face value. Credit Suisse First Boston Mortgage Acceptance Corp. will pay the expenses related to the issuance of the certificates from these proceeds. The underwriter will sell the offered certificates purchased by it from time to time in negotiated transactions at varying prices determined at the time of sale.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE OFFERED CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.]

                              [NAME OF UNDERWRITER]
                               ________ ____, _____

                                TABLE OF CONTENTS


     PROSPECTUS SUPPLEMENT
                                Page

SUMMARY INFORMATION................3
RISK FACTORS.......................7
INTRODUCTION......................13
THE MORTGAGE POOL.................13
THE SELLER........................18
SERVICING OF MORTGAGE LOANS.......19
DESCRIPTION OF THE CERTIFICATES...22
YIELD, PREPAYMENT AND MATURITY
  CONSIDERATIONS..................36
CREDIT ENHANCEMENT................43
USE OF PROCEEDS...................45
MATERIAL FEDERAL INCOME TAX
  CONSEQUENCES....................45
ERISA CONSIDERATIONS..............46
METHOD OF DISTRIBUTION............48
LEGAL MATTERS.....................49
RATINGS...........................49

          PROSPECTUS
                                Page
Risk Factors
Important Notice About Information in This
Prospectus and the Accompanying Prospectus
Supplement
Description of the Securities
Yield, Prepayment and Maturity Considerations
The Trust Funds.
Loan Underwriting Procedures and Guidelines
Servicing of Loans
Credit Support
Description of Mortgage and Other Insurance
The Agreements
Legal Aspects of Loans
Material Federal Income Tax Considerations.
State and Other Tax Consequences.
ERISA Considerations
Legal Investment
Legal Matters
The Depositor
Use of Proceeds
Plan of Distribution
Glossary

                               SUMMARY INFORMATION

THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS SUPPLEMENT AND DOES NOT CONTAIN ALL OF THE INFORMATION TO MAKE YOUR INVESTMENT DECISION. PLEASE READ THIS ENTIRE PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS CAREFULLY FOR ADDITIONAL INFORMATION ABOUT THE OFFERED CERTIFICATES.

                MORTGAGE PASS-THROUGH CERTIFICATES SERIES ____-_

                                     INITIAL
                                    RATING OF
                                    CERTIFICATES
            INITIAL
          CERTIFICATE   PASS-THROUGH
           PRINCIPAL     RATE (PER      ____     ____    DESIGNATIONS AND
 CLASS      BALANCE        ANNUM)      RATING   RATING       FEATURES         FORM
-------   -----------   ------------   ------   ------   ----------------   ----------
OFFERED CERTIFICATES
[A-1      $             %              AAA      AAA]     Senior             Book Entry
[A-2                    %              AAA      AAA]     Senior/Accrual     Book Entry
[A-3                    %              AAA      AAA]     Senior/Lockout     Book Entry
[A-4                    %              AAA      AAA]     Senior             Book Entry
P                       0.00%          AAA      AAA      Senior/Principal   Book Entry
                                                          Only
X                       %              AAA      AAA      Senior/Interest    Book Entry
                                                          Only
A-R                     %              AAA      AAA      Senior/Residual    Physical
B-1                     %              N/A      AA       Subordinate        Book Entry
B-2                     %              N/A      A        Subordinate        Book Entry
B-3                     %              N/A      BBB      Subordinate        Book Entry
Total     $
OFFERED CERTIFICATES
NON-OFFERED
CERTIFICATES
B-4       $             %              N/A      BB       Subordinate        Physical
B-5                     %              N/A      B        Subordinate        Physical
B-6                     %              N/A      N/A      Subordinate        Physical
Total     $
OFFERED CERTIFICATES
NON-OFFERED CERTIFICATES

All balances are subject to a variance of no more than 5%.

Other Information:

Class X:

      o The variable rate varies according to the excess interest available on the mortgage loans.

      o The Class X Certificates do not have a principal balance. For the purpose of calculating interest payments, interest will accrue on a notional amount which initially is $________.

DEPOSITOR

      o     Credit Suisse First Boston Mortgage Acceptance Corp.

SELLER

      o     [Name of Seller] will sell the mortgage loans to the depositor.

MASTER SERVICER

      o [Name of Master Servicer] will initially service all of the mortgage loans directly.

TRUSTEE

      o     [Name of Trustee].

CUT-OFF DATE

      o     _____ 1, ____.

CLOSING DATE

      o     _____ __, ____.

DETERMINATION DATE

      o As to the mortgage loans, the ____ day of each month or if that day is not a business day, the next business day.

DISTRIBUTION DATE

      o Beginning on _____ 25, ____ and thereafter on the 25th day of each month or if that day is not a business day, the next business day.

RECORD DATE

      o The last business day of the month preceding the month of a distribution date.

THE MORTGAGE POOL

On _____ __, ____, the trust will acquire a pool of mortgage loans. As of _____ 1, ____, the mortgage pool consists of approximately _____ mortgage loans, with an aggregate principal balance of approximately $_____. All of the mortgage loans are secured by residential properties and each is set to mature within __ to __ years of the date it was originated.

PRIORITY OF DISTRIBUTIONS

Funds available from monthly payments and other amounts received on the mortgage loans on any distribution date will be distributed to the holders of the certificates in the following order:

      o distribution of interest to the interest-bearing senior certificates;

      o distribution of principal to the senior certificates entitled to principal;

      o distribution of any deferred amounts payable on the Class P Certificates; and

      o distribution of interest and principal to each class of subordinate certificates, in order of their numerical class designations, beginning with the Class B-1 Certificates.

SEE "DESCRIPTION OF THE CERTIFICATES--PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES" IN THIS PROSPECTUS SUPPLEMENT FOR MORE DETAIL.

INTEREST DISTRIBUTIONS

Interest accrues on the interest-bearing certificates during the calendar month prior to a distribution date.

On each distribution date, you will be entitled to the following:

      o interest at the pass-through rate that accrued during the related accrual period.

      o     interest due on a prior distribution date that was not paid.

Your interest entitlement may be reduced as a result of prepayments on the mortgage loans and various types of losses on the mortgage loans.

The Class P Certificates do not receive interest distributions.

PRINCIPAL DISTRIBUTIONS

Principal distributions are payable on each distribution date. The priority and amount of principal distributions varies from class to class. Shortfalls in available funds may result in a class receiving less than what is due. [The calculation of the amount a class is entitled to receive on each distribution date is described in this prospectus supplement under "Description of the Certificates--Distributions of Principal."]

The Class X Certificates do not receive principal distributions.

CLASS P AND CLASS X CERTIFICATE RISKS

The Class P Certificates are principal only certificates, and their yield is extremely sensitive to the rate and timing of principal prepayments. A slow prepayment speed will reduce their yield.

The Class X Certificates are interest only certificates, and their yield is extremely sensitive to the rate and timing of principal prepayments. A fast prepayment speed will reduce their yield, and may result in your failure to fully recover your investment.

CREDIT ENHANCEMENT

Credit enhancement in the form of subordination should reduce delays in distributions and losses on some classes of certificates. The subordination feature will support the classes of certificates in varying degrees.

There are two types of subordination in this transaction:

1. The senior certificates will receive distributions of interest and principal prior to distributions of interest and principal to the subordinate certificates. Also, on each distribution dates each class of subordinate certificates will receive its interest and principal distribution before any other class of subordinate certificates with a higher numerical class designation; and

2. Losses resulting from the liquidation of defaulted mortgage loans (other than any losses from special hazards, mortgagor fraud or mortgagor bankruptcy that are above set limits) will be the following allocated to the subordinate certificates in the following order until their class balance has been reduced to zero:

      o     Class B-6
      o     Class B-5
      o     Class B-4
      o     Class B-3
      o     Class B-2
      o     Class B-1

SEE "DESCRIPTION OF THE CERTIFICATES--PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES" AND "--ALLOCATION OF LOSSES; SUBORDINATION" IN THIS PROSPECTUS SUPPLEMENT FOR MORE DETAIL.

[CROSS-COLLATERALIZATION

[Note: the following would be used if the trust contained two loan groups, and issued separate series for each loan group with common subordinate classes.]

In most cases, distributions of principal and interest to the holders of the senior certificates will be based solely on the payments received or advanced on the related mortgage loans. However, in limited circumstances, principal and interest collected from the Group I or Group II Loans may be used to pay principal or interest, or both, to the Group I or Group II Senior Certificates, as applicable, unrelated to that loan group.

WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--CROSS-COLLATERALIZATION" IN THIS PROSPECTUS SUPPLEMENT FOR MORE DETAIL.

OPTIONAL TERMINATION

If the aggregate principal balance of the mortgage loans declines below __% of the total pool principal balance as of the cut-off date, then the [________] may purchase all of the mortgage loans and the related properties in the trust. If the [________] purchases all of the mortgage loans, you will receive a final distribution and then the trust will be terminated.

ADVANCES

If the master servicer reasonably believes that cash advances can be recovered from a delinquent mortgagor, then the master servicer will make cash advances to the trust to cover related delinquent mortgage loan payments. Advances are intended to maintain a regular flow of scheduled interest and principal payments on the certificates, and not to guarantee or insure against losses.

FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes, the trust will be treated as a real estate mortgage investment conduit. All classes of certificates, other than the Class A-R Certificates, will represent regular interests in the real estate mortgage investment conduit. The Class A-R Certificates will represent ownership of the residual interest in the real estate mortgage investment conduit.

ERISA CONSIDERATIONS

All classes of certificates, other than the Class A-R Certificates, may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts subject to important considerations. Sales of the Class A-R Certificates to these plans or retirement accounts are prohibited, except as permitted under "ERISA Considerations" in this prospectus supplement.

LEGAL INVESTMENT

When issued, the senior certificates and the Class B-1 Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. The Class B-2 and Class B-3 Certificates will not be "mortgage related securities" for purposes of SMMEA.

RATINGS

The trust will not issue the offered certificates unless they have been assigned the ratings designated on page S-__.

A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by either rating agency.

                                  RISK FACTORS

      THIS PROSPECTUS SUPPLEMENT TOGETHER WITH THE PROSPECTUS DESCRIBES THE MATERIAL RISK FACTORS RELATED TO YOUR SECURITIES. THE SECURITIES OFFERED UNDER THIS PROSPECTUS SUPPLEMENT ARE COMPLEX SECURITIES. YOU SHOULD POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT IN THE CONTEXT OF YOUR FINANCIAL SITUATION AND TOLERANCE FOR RISK.

      [APPROPRIATE RISK FACTORS AS NECESSARY. POSSIBLE RISK FACTORS BASED ON THIS FORM INCLUDE THE FOLLOWING:

You may have to hold your           [The underwriter intends to make a
certificates to maturity if         secondary market for the certificates, but
their marketability is              is not obligated to do so.] There is
limited.                            currently no secondary market for the
                                    offered certificates. We cannot give you any assurance that a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your offered certificates readily or at prices that will enable you to realize your desired yield. The market values of the offered certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you. The secondary markets for mortgage backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity means you may not be able to find a buyer to buy your securities readily or at prices that will enable you to realize a desired yield.
                                    Illiquidity can have a severely adverse
                                    effect on the prices of securities that are especially sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

The yield on your                   The yield to maturity on your certificates
certificates will vary              will be directly related to the rate of
depending on the rate of            principal payments on the mortgage loans,
prepayments.                        which will be affected by factors
                                    including:

                                    o     the amortization schedules of the
                                          mortgage loans;

                                    o     the rate of prepayments by mortgagors,
                                          including prepayments resulting from
                                          refinancing;

                                    o     liquidations of defaulted mortgage
                                          loans;

                                    o     repurchases of mortgage loans as a
                                          result of defective documentation
                                          and breaches of representations
                                          and warranties; and

                                    o     the optional purchase of the
                                          mortgage loans in connection with the
                                          termination of the trust.

                                    The rate of principal payments on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. For example, if currently offered mortgage rates for similar mortgage loans fall below the mortgage rates on the mortgage loans, the prepayment rate should increase. On the other hand, if currently offered mortgage rates rise above the mortgage rates on the mortgage loans, the prepayment rate should decrease.

If the rate of prepayments on       We cannot predict the rate at which
the mortgage loans is               mortgagors will repay their mortgage
different than expected, your       loans.  Please consider the following:
yield may be considerably
lower than anticipated.             o     If you are purchasing a certificate
                                          at a discount, your yield may be
                                          lower than anticipated if
                                          principal payments on the
                                          mortgage loans occur at a slower
                                          rate than you expected.

                                    o     If you are purchasing a
                                          certificate at a premium, your
                                          yield may be lower than
                                          anticipated if principal
                                          payments on the mortgage loans
                                          occur at a faster rate than you
                                          expected.

                                    o     Certificates that receive only
                                          payments of interest are
                                          especially sensitive to
                                          variations in the rate of
                                          prepayments. If the rate of
                                          prepayments on the mortgage
                                          loans is faster than you
                                          expected, your yield will be
                                          lower than anticipated and you
                                          may not fully recoup your
                                          initial investment.

                                    o     Certificates that receive only
                                          payments of interest are
                                          especially sensitive to
                                          variations in the rate of
                                          prepayments. If the rate of
                                          prepayments on the related
                                          mortgage loans is faster than
                                          expected, your yield will be
                                          lower than anticipated and you
                                          may not fully recoup your
                                          initial investment

                                    o     Certificates that receive only
                                          payments of principal are
                                          especially sensitive to
                                          variations in the rate of
                                          prepayments. If the rate of
                                          prepayments on the related
                                          mortgage loans is slower than
                                          you expected, your yield will
                                          be lower than anticipated and
                                          you may not fully recoup you
                                          initial investment.

                                    o     The earlier a payment of principal
                                          occurs, the greater the impact
                                          on your yield. For example, if
                                          you purchase a certificate at
                                          a premium, although the
                                          average rate of principal
                                          payments is consistent with
                                          your expectations, if the rate
                                          of principal payments occurs
                                          initially at a rate higher
                                          than expected, which would
                                          adversely impact your yield, a
                                          subsequent reduction in the
                                          rate of principal payments
                                          will not offset any adverse
                                          yield effect.

                                    SEE "YIELD, PREPAYMENT AND MATURITY
                                    CONSIDERATIONS IN THIS PROSPECTUS
                                    SUPPLEMENT FOR MORE DETAIL.

The value of your                   If the performance of the mortgage loans
certificates may be reduced         is substantially worse than assumed by the
if losses are higher than           rating agencies, the ratings of any class
                                    of the
expected.                           certificates may be lowered in the future.
                                    This would probably reduce the value
                                    of those certificates. [Neither the
                                    depositor, the master servicer nor any other entity will have any obligation to supplement any credit enhancement, or to take any other action to maintain any rating of the certificates.]

[Losses on the mortgage loans       The subordination will cover mortgage
in Loan Group I and Loan Group II   loans in Loan Group I and Loan Group II.
may reduce the yield on Group I     Therefore, if mortgage loans in either of
or Group II senior certificates,    these loan groups suffer a high level of
as applicable, unrelated to that    these losses, it will reduce the available
loan group.                         coverage for certificates related to both
                                    Loan Group I and Loan Group II. Investors in these senior certificates should also be aware that because the subordinate certificates represent interest in both Loan
                                    Group I and Loan Group II, the class balance of the subordinate certificates could be reduced to zero as a result of realized losses on the mortgage loans in either of these loan groups. Therefore, the allocation of realized losses on the mortgage loans in either of these loan groups to the subordinate certificates will reduce the subordination provided by the subordinate certificates to Group I and Group II senior certificates, including the senior certificates related to a loan group which did not suffer any losses. This will increase the likelihood that future realized losses may be allocated to the senior certificates related to the other loan group.]

The yield on your                   The offered certificates of each class
certificates will be affected       have different yield considerations and
by the specific terms that          different sensitivities to the rate and
apply to that class,                timing of principal distributions. The
discussed below.                    following is a discussion of yield
                                    considerations and prepayment
                                    sensitivities of each class.

Class A Certificates --             The Class A Certificates have different
Sequential Pay                      priorities for payment of principal. Those
                                    classes of Class A Certificates with a later priority of payment will be more likely to be affected by losses on the mortgage loans not covered by the credit enhancement.

                                    SEE "DESCRIPTION OF THE
                                    CERTIFICATES--DISTRIBUTIONS" IN THIS
                                    PROSPECTUS SUPPLEMENT.
  [Class A-2 Certificates --        o    Because the Class A-2 Certificates
Accrual                                  are not entitled to receive
                                         any distributions of interest
                                         for some period of time, these
                                         certificates will likely
                                         experience significant price and
                                         yield volatility. Investors
                                         should consider whether this
                                         volatility is suitable to their
                                         investment needs.]

  [Class A-3 Certificates --        o    It is not expected that the Class
Lockout                                  A-3 Certificates will receive
                                         any distributions of principal
                                         until the distribution date in
                                         ____________. Until the
                                         distribution date in
                                         ____________, the Class A-3
                                         Certificates may receive a
                                         portion of principal
                                         prepayments that is smaller
                                         than its proportionate share
                                         of principal prepayments.]

                                    [Note: The following paragraphs show sample risk factor disclosure for types of Class A Certificates included in the base but not in this form of supplement.]

  [Class [A-__] Certificates        Based on the structuring assumptions, the
__ PAC                              Class [A-__] Certificates are structured
                                    so that principal payments will be made in accordance with the table in this prospectus supplement, but only if the mortgage loans prepay at a constant rate between __% SPA and __% SPA. If prepayments occur at a rate below that range, distribution of principal on the Class [A-__] Certificates may not be enough to pay to the amount in the table, and the weighted average life of the Class
                                    [A-__] Certificates will be extended. On the other hand, if prepayments occur at a rate above that range, and if the principal balance of some other classes of certificates are reduced to zero, the principal balance on the Class [A-__]
                                    Certificates may be reduced below the amount in the table, and the weighted average life of the Class [A-__] Certificates will be reduced.]

  [Class [A-__] Certificates        Based on the structuring assumptions, the
__ TAC                              Class [A-__] Certificates are structured
                                    so that principal payments will be made in accordance with the table in this prospectus supplement, but only if the mortgage loans prepay at a constant rate of __% SPA. If prepayments occur at a rate slower than that rate, distribution of principal on the Class
                                    [A-__] Certificates may not be enough to pay to the amount in the table, and the weighted average life of the Class [A-__]
                                    Certificates will be extended. On the other hand, if prepayments occur at a rate faster than that rate, and if the principal balance of some other classes of certificates are reduced to zero, the principal balance on the Class [A-__] Certificates may be reduced below the amount in the table, and the weighted average life of the Class [A-__]
                                    Certificates will be reduced.]

  [Class [A-F] Certificates         The interest rate on the Class A-F
and Class [A-IF] Certificates       Certificates will vary with LIBOR. THE
__ Floating Rate - Inverse          INTEREST RATE ON THE CLASS [A-IF]
Floating Rate                       CERTIFICATES WILL VARY INVERSELY WITH A
                                    MULTIPLE OF LIBOR. Therefore, the yield to investors on the Class [A-IF] Certificates will be sensitive, and the Class [A-IF]
                                    Certificates will be extremely sensitive, to fluctuations of LIBOR.]

  [Class [A-__] Certificates        o     The Class [A-__] Certificates may
__ Companion                              receive small or large distributions
                                          of principal on each distribution date
                                          to the extent necessary to stabilize
                                          principal distributions on the [PAC
                                          and TAC] Certificates and Class A-2
                                          Certificates. Due to the companion
                                          nature of the Class [A-__]
                                          Certificates, these certificates will
                                          likely experience price and yield
                                          volatility and these certificates
                                          would not be an appropriate investment
                                          for any investor requiring a
                                          distribution of a particular amount of
                                          principal or interest on a specific
                                          date or dates. Investors should
                                          consider whether this volatility is
                                          suitable to their investment needs.

                                     o    Investors in the Class A-[__]
                                          Certificates should be aware that
                                          those certificates have a later
                                          priority of payment of principal in
                                          relation to some of the other classes
                                          of Class A Certificates.

                                          Therefore, these certificates are
                                          particularly sensitive to the rate
                                          and timing of principal
                                          prepayments.]

Class P Certificates --              o    The Class P Certificates will
Principal Only                            receive a portion of the principal
                                          payments ONLY on the mortgage loans
                                          that have net mortgage rates lower
                                          than ____%. Therefore, the yield on
                                          the Class P Certificates is extremely
                                          sensitive to the rate and timing of
                                          principal prepayments and defaults on
                                          the mortgage loans that have net
                                          mortgage rates lower than ____%.

                                    o     If you invest in the Class P
                                          Certificates, you should be aware that
                                          mortgage loans with lower mortgage
                                          rates are less likely to be prepaid
                                          than mortgage loans with higher
                                          mortgage rates. If prepayments of
                                          principal on the mortgage loans that
                                          have net mortgage rates lower than
                                          ____% occur at a rate slower than you
                                          assumed at the time of purchase, your
                                          yield will be less than expected.

Class X Certificates --             o     The Class X Certificates will
Interest Only                             receive a portion of the
                                          interest payments ONLY from mortgage
                                          loans that have net mortgage rates
                                          higher than ____%. Therefore, the
                                          yield on the Class X Certificates will
                                          be extremely sensitive to the rate and
                                          timing of principal prepayments and
                                          defaults on the mortgage loans that
                                          have net mortgage rates higher than
                                          ____%.

                                    o     If you invest in the Class X
                                          Certificates, you should be aware that
                                          mortgage loans with higher mortgage
                                          rates are more likely to be prepaid
                                          than mortgage loans with lower
                                          mortgage rates. If the mortgage loans
                                          that have net mortgage rates higher
                                          than ____% are prepaid at a rate
                                          faster than you assumed at the time of
                                          purchase, the yield in the Class X
                                          Certificates will be adversely
                                          affected. You should fully consider
                                          the risk that a rapid rate of
                                          prepayments on the mortgage loans that
                                          have net mortgage rates higher than
                                          ____% could result in your failure to
                                          fully recover your investments.

Subordinate Certificates       Before purchasing subordinate certificates,
                               you should consider the following factors that may negatively impact your yield:

                                    o     The subordinate certificates are not
                                          entitled to a proportionate share of
                                          principal prepayments on the mortgage
                                          loans until the beginning of the _____
                                          year after the closing date. In
                                          addition, if
                                          losses on the mortgage loans exceed
                                          stated levels, classes of subordinate
                                          certificates with higher numerical
                                          class designations will not receive a
                                          principal distribution.

                                    o     Losses resulting from the liquidation
                                          of defaulted mortgage loans, other
                                          than excess losses resulting from
                                          special hazards, mortgagor fraud or
                                          mortgagor bankruptcy, will be
                                          allocated to the subordinate
                                          certificates in reverse order of
                                          numerical class designation, until the
                                          class balance has been reduced to
                                          zero. A loss allocation results in a
                                          reduction in a class balance without a
                                          corresponding distribution of cash to
                                          the holder. Also, the lower class
                                          balance will result in less interest
                                          accruing on the certificate.

                                    o     The earlier in the transaction that a
                                          loss on a mortgage loan occurs, the
                                          greater the reduction in yield.

                                    o     These risks are more severe for the
                                          classes of subordinate certificates
                                          with higher numerical class
                                          designations.

                                    SEE "DESCRIPTION OF THE CERTIFICATES" AND
                                    "YIELD, PREPAYMENT AND MATURITY
                                    CONSIDERATIONS" IN THIS PROSPECTUS
                                    SUPPLEMENT FOR MORE DETAIL.

[Geographic Concentration           Approximately ___% of the mortgage loans,
                                    by principal balance as of _____ __, ____, are secured by properties located in California. If the California residential real estate market should experience an overall decline in property values after the dates of origination of the mortgage loans, the rates of delinquency, foreclosure, bankruptcy and loss on the mortgage loans may increase, as compared to those rates in a stable or improving real estate market. Also, California is more susceptible to various types of uninsurable hazards, such as earthquakes, brush fires, floods, mudslides and other natural disasters. If these occur, the rates of delinquency, foreclosure, bankruptcy and loss on the mortgage loans may increase.]

Consequences of Owning              LIMIT ON LIQUIDITY OF CERTIFICATES.
Book-Entry Certificates             Issuance of the offered certificates in
                                    book-entry form may reduce the liquidity of such certificates in the secondary trading market since investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

                                    LIMIT ON ABILITY TO TRANSFER OR PLEDGE.
                                    Since transactions in the book-entry
                                    certificates can be effected only through DTC, participating organizations, indirect participants and certain banks, your ability to transfer or pledge a book- entry certificate to persons or entities that do not participate in the DTC system or otherwise to take actions in respect of such certificates, may be limited due to lack of a physical certificate representing the book-entry certificates.

                                    DELAYS IN DISTRIBUTION. You may experience some delay in the receipt of distributions on the book-entry certificates since the distributions will be forwarded by the trustee to DTC for DTC to credit the accounts of its participants which will thereafter credit them to your account either directly or indirectly through indirect participants, as applicable.

                                    WE REFER YOU TO "DESCRIPTION OF THE
                                    CERTIFICATES--DTC REGISTERED CERTIFICATES"
                                    IN THIS PROSPECTUS SUPPLEMENT FOR MORE
                                    DETAIL.

  IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT
                               AND THE PROSPECTUS

We provide information to you about the offered certificates in two separate documents that progressively provide more detail:

      o the prospectus, which provides general information, some of which may not apply to your series of certificates; and

      o this prospectus supplement, which describes the specific terms of your series of certificates.

      IF THE DESCRIPTION OF YOUR CERTIFICATES IN THIS PROSPECTUS SUPPLEMENT DIFFERS FROM THE RELATED DESCRIPTION IN THE PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

      Some of the statements contained or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," "assumed characteristics," "structuring assumptions," "prepayment assumption," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, competition, changes in political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

                                  INTRODUCTION

      The depositor will establish a trust for Series ____-__ on the closing date, under a pooling and servicing agreement among the depositor, the master servicer and the trustee, dated as of the cut- off date. On the closing date, the depositor will deposit into the trust a pool of mortgage loans, that in the aggregate, will constitute a mortgage pool, secured by one- to four-family residential properties with terms to maturity of not more than thirty years.

      Some capitalized terms used in this prospectus supplement will have meanings given below under "Description of the Certificates--Glossary of Terms" or in the prospectus under "Glossary."

                                THE MORTGAGE POOL

      The depositor will acquire _____ mortgage loans with an aggregate Stated Principal Balance as of the cut-off date of $__________, from the seller under the mortgage loan purchase agreement dated as of ______, __ ____.

      Under the pooling and servicing agreement dated as of _____ 1, ____ among the depositor, the trustee and the master servicer, the depositor will assign the mortgage loans and the depositor's rights under the mortgage loan purchase agreement to the Trustee for the benefit of the holders of the certificates.

      Under the mortgage loan purchase agreement, the seller will make representations and warranties relating to the characteristics of the applicable mortgage loans, as further described in the prospectus under "Loan Underwriting Procedures and Standards--Representations and Warranties". These representations and warranties relating to the mortgage loans will be made by the seller as of the closing date and will be assigned to the trust. In the event of a breach of any representation or warranty relating to a mortgage loan that materially and adversely affects the interests of the certificateholders in that mortgage loan, the seller will be obligated to do one of the following:

      o     cure that breach,

      o repurchase that mortgage loan at an amount equal to the sum of the unpaid principal balance of the mortgage loan on the date of that repurchase, and accrued interest on that mortgage loan at the applicable net rate from the date through which interest was last paid by the mortgagor to the date of the purchase, or

      o     substitute a replacement mortgage loan for that mortgage loan.

However, this substitution is permitted only within two years of the closing date and may not be made unless an opinion of counsel is provided to the effect that the substitution will not disqualify the real estate mortgage investment conduit, or REMIC, or result in a prohibited transaction under the Internal Revenue Code. The depositor will make no representations or warranties for the mortgage loans and will have no obligation to repurchase or substitute mortgage loans with deficient documentation or that are otherwise defective. The seller is selling the mortgage loans without recourse and will have no obligations for the mortgage loans in its capacity as seller other than the cure, repurchase or substitution obligations described above. The obligations of the master servicer for to the certificates is limited to its contractual servicing obligations under the pooling and servicing agreement.

      Information relating to the mortgage loans to be included in the mortgage pool is presented in this section. Prior to the closing date, mortgage loans may be removed from the mortgage loans to be included in the mortgage pool and other mortgage loans may be substituted for those mortgage loans. The depositor believes that the information in this prospectus supplement relating to the mortgage loans to be included in the mortgage pool as presently constituted is representative of the characteristics of the these mortgage loans as it will be constituted at the closing date, although some characteristics of the mortgage loans in the mortgage pool may vary. Information presented below expressed as a percentage, other than rates of interest, are approximate percentages based on the Stated Principal Balances of the mortgage loans as of the cut-off date, unless otherwise indicated.

      As of the cut-off date, the aggregate Stated Principal Balance of the mortgage loans is expected to be approximately $__________. The mortgage loans provide for the amortization of the amount financed over a series of substantially equal monthly payments. All of the mortgage loans provide for payments due on the first day of each month. The mortgage loans to be included in the mortgage pool were originated or acquired by the seller in the normal course of its business and in accordance with the underwriting criteria specified in this prospectus supplement. At origination, the mortgage loans had stated terms to maturity which ranged from ___ to ___ years. Scheduled monthly payments made by the mortgagors on the mortgage loans either earlier or later than the scheduled due dates of those mortgage loans will not affect the amortization schedule or the relative application of those payments to principal and interest. [Each mortgage loan is prepayable at anytime without penalty.]

      Each mortgage loan was originated on or after __________________.

      The latest stated maturity date of any mortgage loan is __________, and the earliest stated maturity date of any mortgage loan is __________.

      [As of the cut-off date, no mortgage loan will be delinquent more than 30 days.]

      [No mortgage loan is subject to a buydown agreement. No mortgage loan provides for deferred interest or negative amortization.]

      All of the mortgage loans as of the cut-off date had a LTV ratio at origination of 95% or less. Except for ___ mortgage loans, representing approximately ____% of the principal balance as of the cut-off date, each mortgage loan with a LTV ratio at origination of greater than 80% will be covered by a primary mortgage guaranty insurance policy issued by a mortgage insurance company acceptable to Fannie Mae or Freddie Mac, or any nationally recognized statistical rating organization. This primary mortgage guaranty insurance policy will provide coverage of a portion of the original principal balance of the related mortgage loan equal to the product of the original principal balance of the related mortgage loan and a fraction. The numerator of the fraction is the excess of the original principal balance of the related mortgage loan over 75% of the lesser of the appraised value and selling price of the related mortgaged property and the denominator is the original principal balance of the related mortgage loan, plus accrued interest on the mortgage loans and related foreclosure expenses. This primary mortgage guaranty insurance policy will not be required for any of these mortgage loans after the date that the related LTV ratio is 80% or less or, based on a new appraisal, the principal balance of that mortgage loan represents 80% or less of the new appraised value. See "-- Underwriting Standards" in this prospectus supplement.

      The LTV ratio of a mortgage loan at any given time is a fraction, expressed as a percentage. The numerator is the principal balance of the related mortgage loan at the date of determination. The denominator is the appraised value, as described in "The Trust Funds--The Mortgage Loans" of the prospectus. No assurance can be given that the value of any mortgaged property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values overall or in a particular geographic area decline, the LTV ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur on those mortgage loans.

      The following information shows in tabular format some information, as of the cut-off date, about the mortgage loans. Except for rates of interest, percentages, which are approximate, are stated by principal balance of the mortgage loans as of the cut-off date and have been rounded in order to total 100%.

                          ORIGINAL LOAN TO VALUE RATIOS

                           Number of                               Percent of
Original Loan to            Mortgage      Aggregate Principal       Mortgage
Value Ratios (%)             Loans        Balance Outstanding          Pool


Total.........................

The weighted average original LTV ratio of the mortgage loans is expected to be approximately ____%.


                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

                           Number of                               Percent of
Current Mortgage Loan       Mortgage      Aggregate Principal       Mortgage
 Principal Balances          Loans        Balance Outstanding          Pool


Total.........................

As of the cut-off date, the average current mortgage loan principal balance is expected to be approximately $_____________.


                                 MORTGAGE RATES

                           Number of                               Percent of
                            Mortgage      Aggregate Principal       Mortgage
Mortgage Rates (%)           Loans        Balance Outstanding          Pool


Total.........................

As of the cut-off date, the average current mortgage rate of the mortgage loans is expected to be approximately ____%.


                                 OCCUPANCY TYPES

                           Number of                               Percent of
                            Mortgage      Aggregate Principal       Mortgage
Occupancy Types              Loans        Balance Outstanding          Pool


Primary.......................
Secondary.....................
Total.........................

Based on representations of the related mortgagors at the time of origination.

                            ORIGINAL TERM TO MATURITY

                             Number of                               Percent of
                              Mortgage      Aggregate Principal       Mortgage
Original Term to Maturity      Loans        Balance Outstanding          Pool


Total.........................

As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately _____ months.


                   STATE DISTRIBUTION OF MORTGAGED PROPERTIES

                           Number of                               Percent of
                            Mortgage      Aggregate Principal       Mortgage
State                        Loans        Balance Outstanding          Pool


Total.........................

Other includes ____ other states and the District of Columbia with under ___% concentrations individually. No more than approximately ___% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.


                            PURPOSE OF MORTGAGE LOANS

                           Number of                               Percent of
                            Mortgage      Aggregate Principal       Mortgage
Loan Purpose                 Loans        Balance Outstanding          Pool


Rate/Term Refinance...........
Purchase......................
Cash-out Refinance............
Total.........................


                    DOCUMENTATION PROGRAMS FOR MORTGAGE LOANS

                           Number of                               Percent of
                            Mortgage      Aggregate Principal       Mortgage
Type of Program              Loans        Balance Outstanding          Pool


Full or Alternative...........
Reduced (Limited).............
Total.........................

                          TYPES OF MORTGAGED PROPERTIES

                           Number of                               Percent of
                            Mortgage      Aggregate Principal       Mortgage
Property Type                Loans        Balance Outstanding          Pool


Single Family.................
PUD...........................
Condominium...................
Duplex........................
Total.........................


UNDERWRITING STANDARDS

      The depositor acquired the mortgage loans from the seller under the mortgage loan purchase agreement. The mortgage loans have either been originated by the seller or purchased by the seller from various banks, savings and loan associations, mortgage bankers, which may or may not be affiliated with the seller, and other mortgage loan originators, in accordance with the underwriting criteria, described in this prospectus supplement. The information presented in the following paragraphs has been provided by the seller. None of the depositor, the underwriter, the trustee or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of the information provided in this prospectus supplement.

      [Disclosure as appropriate.]

                                   THE SELLER

      [Disclosure as appropriate. Disclosure will include the following to the extent available:

The following table lists some information regarding the seller's delinquency statistics for its one- to-four family residential mortgage portfolio for the periods presented, excluding mortgage loans held for sale or investment:


                                            AT DECEMBER 31,                                                 AT ________,
------------------------------------------------------------------------------------------------------   ------------------
 1999      1999       2000       2000      2001      2001       2002       2002      2003      2003       2004      2004
------   ---------   ------   ---------   ------   ---------   ------   ---------   ------   ---------   ------   ---------
NUMBER    PERCENT    NUMBER    PERCENT    NUMBER    PERCENT    NUMBER    PERCENT    NUMBER    PERCENT    NUMBER   PERCENT
 OF         OF         OF        OF        OF         OF        OF         OF         OF        OF         OF        OF
LOANS    PORTFOLIO   LOANS    PORTFOLIO   LOANS    PORTFOLIO   LOANS    PORTFOLIO   LOANS    PORTFOLIO   LOANS    PORTFOLIO
------   ---------   ------   ---------   ------   ---------   ------   ---------   ------   ---------   ------   ---------

Loans delinquent for:
30-59 days
60-89 days
90  days and over
Total delinquencies:
Foreclosures
pending

      The following table shows the loss experience on the dates indicated for the seller's one - to four- family residential mortgage portfolio, excluding loans held for sale or investment:

                            TOTAL NET
                              LOSSES     TOTAL PORTFOLIO
                            (MILLIONS)      (MILLIONS)      LOSS RATIO
                            ----------   ----------------   ----------
As of December 31, 1999...  $            $                  $
As of December 31, 2000...
As of December 31, 2001...
As of December 31, 2002...
As of December 31, 2003...
As of ___________, 2004...

The loss ratio represents total net losses for the period as a percentage of the total portfolio at the end of the period.

      There can be no assurance that the delinquency and loss experience of the mortgage loans will correspond to the delinquency and loss experience of the seller's portfolio listed in the above tables. The statistics shown above represent the delinquency and loss experience for the seller's portfolio only for the periods presented, whereas the aggregate delinquency and loss experience on the mortgage loans will depend on the results obtained over the life of the mortgage pool. The seller's portfolio includes mortgage loans with a variety of payment and other characteristics, including geographic location, that are not necessarily representative of the payment and other characteristics of the mortgage loans. The seller's portfolio includes mortgage loans underwritten using guidelines not necessarily representative of those applicable to the mortgage loans. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies, foreclosures and losses could be higher than those previously experienced by the seller. In addition, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies and foreclosures for the mortgage loans.

      [The loss and delinquency experience of the seller, as shown in the tables above, reflects a stable, consistently managed servicing operation. Loss and delinquency levels during these periods were consistently within the ranges anticipated by management.]

                           SERVICING OF MORTGAGE LOANS

      [Disclosure as appropriate. Servicing of the mortgage loans disclosure may include the following:

GENERAL

      Under the pooling and servicing agreement, [name of master servicer] will act as master servicer of the mortgage loans. The master servicer will be responsible for servicing the mortgage loans serviced by it under the terms of the pooling and servicing agreement, employing that degree of skill and care which it employs in servicing mortgage loans comparable to those mortgage loans serviced by it for itself or others. The master servicer will not have any servicing obligations for the mortgage loans not serviced by it.

      The master servicer will make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the mortgage loans serviced by it and, to the extent those procedures are consistent with the pooling and servicing agreement, will follow collection procedures as are followed for mortgage loans comparable to the mortgage loans in the trust in the local areas where each mortgaged property is located. Under the pooling and servicing agreement, the master servicer will establish and maintain, or cause to be established and maintained, one or more Collection Accounts, into which deposits will be made on a daily basis of payments and collections on the mortgage loans serviced by it or its primary servicers, net of the related servicing compensation. Funds credited to a Collection Account may be invested for the benefit and at the risk of the master servicer or its primary servicers in permitted investments, as described in the pooling and servicing agreement, that are scheduled to mature on or prior to the business day preceding the next distribution date.

      The pooling and servicing agreement prohibits the resignation of the master servicer, except in the case of a determination that its duties under that pooling and servicing agreement are no longer permitted under applicable law. No resignation will be effective until a successor has assumed those servicing obligations in the manner provided in the pooling and servicing agreement.

      Under the pooling and servicing agreement, the master servicer may contract with subservicers to perform some or all of its servicing duties. Regardless of its servicing arrangement, the master servicer will remain liable for its servicing duties and obligations under the pooling and servicing agreement as if that master servicer alone were servicing the mortgage loans.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

      The expense fees for the mortgage loans are payable out of the interest payments on each mortgage loan. The expense fees will vary from mortgage loan to mortgage loan. The rate at which the expense fees accrue is expected to range from ___% to ___% per annum of the Stated Principal Balance of the related mortgage loan. As of the cut-off date, the weighted average rate at which the expense fees accrue is expected to equal approximately ___%. The expense fees consist of the servicing fee and fees payable to the trustee for its activities as trustee under the pooling and servicing agreement. The servicing fee payable to the master servicer will be ____% per annum of the Stated Principal Balance of each mortgage loan. The fees payable to the trustee for its activities as trustee under the pooling and servicing agreement will range from ____% to ____% per annum, subject to a maximum of ____% per annum, of the Stated Principal Balance of each mortgage loan. The master servicer is obligated to pay some ongoing expenses associated with the trust and incurred by the master servicer in connection with its responsibilities under the pooling and servicing agreement and those amounts will be paid by the master servicer, out of its servicing fee. The amount of the servicing fee is subject to adjustment for prepaid mortgage loans, as described in this prospectus supplement under "Adjustment to Servicing Fee in Connection with Prepaid Mortgage Loans". The master servicer will also be entitled to receive late payment fees, prepayment penalty fees, assumption fees and other similar charges. The master servicer will be entitled to receive all reinvestment income earned on amounts on deposit in the related Collection Account.

      The net rate of a mortgage loan is the mortgage rate of that mortgage loan minus the related rate at which the expense fees accrue. The mortgage rate of a mortgage loan is the rate at which interest accrues on that mortgage loan in accordance with the terms of the related mortgage note.

                   [Portfolio History of the Master Servicer]

ADJUSTMENT TO SERVICING FEE IN CONNECTION WITH PREPAID MORTGAGE LOANS

      When a principal prepayment in full is made on a mortgage loan, the mortgagor is charged interest only for the period from the due date of the immediately preceding monthly payment up to the date of that prepayment, instead of for a full month. In most cases, partial principal prepayments are applied as of the day of receipt, with a resulting reduction in interest payable for the month during which the partial principal prepayment is made. As to principal prepayments in full and partial principal prepayments for the mortgage loans, the master servicer is obligated to remit to the trust an amount equal to the lesser of the following:

      o any shortfall in interest collections resulting from the timing of principal payments in full and partial principal prepayments made during the calendar month preceding a distribution date, and

      o the monthly servicing fee, exclusive of the related subservicing fee, if any, otherwise payable to the master servicer in connection with that distribution Date.

If shortfalls in interest as a result of principal prepayments in full and partial principal prepayments during the prepayment periods applicable to a distribution date exceed the amount of the servicing fee and other amounts described above available to cover that shortfall for that distribution date, the amount of interest available to be distributed to certificateholders will be reduced by the amount of that excess. You may refer to "Description of the Certificates--Distributions of Interest" in this prospectus supplement for more detail.

ADVANCES FROM THE MASTER SERVICER

      Subject to the following limitations, the master servicer will be required to advance, prior to each distribution date, from its own funds or amounts received for the mortgage loans that do not constitute Available Funds for that distribution date, an amount equal the following:

      o the aggregate of payments of principal of and interest on the mortgage loans, net of the servicing fee and

      o the subservicing fee or the fees payable to the trustee for its activities as trustee under the pooling and servicing agreement, if applicable, which were due on the related due date and which were delinquent on the related determination date.

      Advances are intended to maintain a regular flow of scheduled interest and principal payments on the certificates rather than to guarantee or insure against losses. The master servicer is obligated to make advances for delinquent payments of principal of or interest on each mortgage loan to the extent that those advances are, in its reasonable judgment, recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related mortgage loan. Subject to the foregoing, advances will be made through the liquidation of the related mortgaged property. If the master servicer determines on any determination date to make an advance, that advance will be included with the distribution to certificateholders on the related distribution date. Any failure by the master servicer to make an advance as required under the pooling and servicing agreement will constitute an event of default under the pooling and servicing agreement subject to grace periods specified in the pooling and servicing agreement. If the master servicer is terminated as a result of the occurrence of an event of default, the trustee or the successor servicer will be obligated to make that advance, in accordance with the terms of the pooling and servicing agreement. For a discussion of other events of default under the pooling and servicing agreement and the rights of the trustee in the case of any event of default, see "The Agreements--Event of Default and Rights in the Case of Events of Default" in the prospectus.

OPTIONAL PURCHASE OF DEFAULTED LOANS

      The master servicer may, at its option, purchase from the trust any mortgage loan serviced by it which is delinquent 91 days or more. That purchase shall be at a price equal to 100% of the Stated Principal Balance of that mortgage loan plus accrued interest on that mortgage loan at the applicable mortgage rate from the date through which interest was last paid by the related mortgagor or advanced to the first day of the month in which that amount is to be distributed.

SPECIAL SERVICING AGREEMENTS

      The pooling and servicing agreement will permit the master servicer to enter into a special servicing agreement with an unaffiliated holder of subordinate certificates. Under that agreement, that unaffiliated holder may instruct the master servicer, to commence or delay foreclosure proceedings for delinquent mortgage loan being serviced or master serviced by it. The commencement or delay at that holder's direction will be taken by the master servicer, only after that holder deposits a specified amount of cash with the master servicer. That cash will be available for payment to related certificateholders if Liquidation Proceeds are less than they otherwise may have been had the master servicer acted using its normal servicing procedures.

VOTING RIGHTS

      Voting rights of the trust will be allocated 1% to the Class X Certificates with the balance allocated among the other classes of certificates based on their respective class principal balances.

                         DESCRIPTION OF THE CERTIFICATES

  [Contents of this section will vary depending on the transaction structure.]

GENERAL

      The certificates will be issued under the pooling and servicing agreement. Described below in this section are summaries of the specific terms and provisions under which the certificates will be issued. The following summaries do not purport to be complete and additional information is provided in the provisions of the pooling and servicing agreement.

      The Mortgage Pass-Through Certificates, Series ____-__ will consist of the [Class A-1, Class A-2, Class A-3, Class A-4,] Class P, Class X and Class A-R Certificates, which are collectively referred to as the Senior Certificates, and the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, which are collectively referred to as the Subordinate Certificates. Only the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates, which are collectively referred to as the Offered Certificates, are offered by this prospectus supplement. The classes of Offered Certificates will have the respective initial class principal balances or initial notional amounts, subject to the permitted variance, and pass-through rates listed or described on page S-__ of this prospectus supplement.

      The Class X Certificates do not have a principal balance and are not entitled to any distributions in respect of principal of the mortgage loans.

      The Senior Certificates will evidence in the aggregate an initial beneficial ownership interest of approximately ____% of the mortgage loans as of the closing date. The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as of the closing date, represent an initial beneficial ownership of interest of ____%, ____%, ____%, ____%, ____% and ____%, respectively, in the mortgage loans.

      The Senior Certificates, other than the Class P, Class X and Class A-R Certificates, will be available only in book-entry form through the facilities of DTC. The Subordinate Certificates and the Class P, Class X and Class A-R Certificates will be issued in fully registered certificated form. The Class A-R Certificates will be issued as a single certificate with a dollar denomination of $100.

REMIC STRUCTURE

      For federal income tax purposes, the Trust will be treated as a REMIC. The assets of the REMIC will, in most cases, consist of the mortgage loans.

DTC REGISTERED CERTIFICATES

      Each class available in book-entry form will be issued in one or more certificates which equal the aggregate initial class principal balance of each of those classes of certificates and which will be held by a nominee of DTC, and are collectively referred to as the DTC registered certificates. Beneficial interests in the DTC registered certificates will be held indirectly by investors through the book-entry facilities of DTC, as described in this prospectus supplement. Investors in the DTC registered certificates, other than the Class X Certificates, may hold those beneficial interests in these certificates in minimum denominations representing an original principal amount of $25,000 and multiples of $1 in excess of that amount. Investors in the Class X Certificates may hold those beneficial interests in the DTC registered certificates in minimum denominations representing an original notional amount of not less than $100,000 and multiples of $1 in excess of that amount. The depositor has been informed by DTC that its nominee will be Cede & Co. Accordingly, Cede & Co. is expected to be the holder of record of the DTC registered certificates. No person acquiring a DTC registered certificate will be entitled to receive a physical certificate representing that certificate, a definitive certificate, except as described in the third paragraph below.

      Unless and until definitive certificates are issued, it is anticipated that the only "certificateholder" of the DTC registered certificates will be Cede & Co., as nominee of DTC. Beneficial owners of the DTC registered certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through participants and DTC. Monthly and annual reports on the trust provided to Cede & Co., as nominee of DTC, may be made available to beneficial owners on request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the participants to whose DTC accounts the DTC registered certificates of those beneficial owners are credited.

      For a description of the procedures applicable to the DTC registered certificates, see "Description of the Securities--Book-Entry Registration" in the prospectus.

      Definitive certificates will be issued to beneficial owners of DTC registered certificates, or their nominees, rather than to DTC, only if:

      o DTC or the depositor advises the trustee in writing that the depository is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository for the DTC registered certificates and the depositor or the trustee is unable to locate a qualified successor;

      o the depositor, at its sole option, in writing, elects to terminate the book-entry system through DTC; or

      o after the occurrence of an event of default, beneficial owners of any class of DTC registered certificates representing not less than 51 % of the related aggregate class principal balance advise the trustee and DTC through the participants in writing that the continuation of a book-entry system through DTC, or a successor thereto, is no longer in the best interests of the beneficial owners.

      According to DTC, the information above for DTC has been provided for informational purposes only and is not intended to serve as a representation, warranty or contract modification of any kind.

      In the case of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of that event and the availability of definitive certificates. At the time of surrender by DTC of the global certificate or certificates representing the DTC registered certificates and instructions for re-registration, the trustee will issue the definitive certificates. After that, the Trustee will recognize the holders of those definitive certificates as certificateholders under the pooling and servicing agreement.

GLOSSARY OF TERMS

      The following terms are given the meanings shown below to help describe the cash flows on the certificates:

      AVAILABLE FUNDS--for any distribution date will be equal to the sum of:

      o all scheduled installments of interest, net of the related expense fees, and principal due on the due date in the month in which that distribution date occurs and received prior to the related determination date, together with any advances for the mortgage loans;

      o all Insurance Proceeds and Liquidation Proceeds during the month preceding the month of that distribution date, in each case net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any;

      o all partial or full prepayments received during the related prepayment period applicable to that distribution date;

      o amounts received for that distribution date in an amount equal to the unpaid principal balance or purchase price for a deleted mortgage loan, or a mortgage loan repurchased by the seller or the master servicer as of that distribution date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the master servicer is entitled to be reimbursed under the pooling and servicing agreement; and

      o the total, to the extent not previously distributed and to the extent received by the master servicer, any amounts payable as Compensating Interest by the master servicer on that distribution date relating to those mortgage loans.

      BANKRUPTCY LOSS COVERAGE AMOUNT--The aggregate amount of Realized Losses which may be allocated in connection with Bankruptcy Losses.

      BANKRUPTCY LOSSES--A Realized Loss attributable to various actions which may be taken by a bankruptcy court in connection with a mortgage loan, including a reduction by a bankruptcy court of the principal balance of or the mortgage rate on a mortgage loan or an extension of its maturity.

      CERTIFICATE PRINCIPAL BALANCE--For any offered certificate as of any date of determination, an amount equal to the initial principal balance of that certificate, reduced by the aggregate of the following amounts allocable to the certificates:

      o all amounts previously distributed to holders of certificates of that class as payments of principal,

      o the amount of Realized Losses, including Excess Losses, allocated to that class and

      o in the case of any Subordinate Certificate any amounts allocated to that class in reduction of its class principal balance for payment of Class P Deferred Amounts, as described below under "--Allocation of Losses"

and

      o in the case of the Accrual Certificates, increased by all interest accrued and added to the class principal balance of that class prior to that distribution date.

      CLASS A-2 ACCRUAL AMOUNT--On each distribution date up to and including the Class A-2 Accrual Termination Date, the amount of accrued interest on the Class A-2 Certificates added to the class principal balance of the class will be distributed as principal in the following order of priority:

      o first, to the Class A-1 Certificates, until the class principal balance of that class has been reduced to zero; and

      o second, to the Class A-2 Certificates, until the class principal balance of that class has been reduced to zero.

      CLASS A-2 ACCRUAL TERMINATION DATE--The earlier of the related Senior Credit Support Depletion Date and the distribution date on which the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero.

      CLASS A-3 ADJUSTED PERCENTAGE--Equal to:

      o 0% for any distribution date occurring prior to the distribution date in _____ ____ and

      o the Class A-3 Percentage for any distribution date occurring on or after the distribution date in _____ ____.

      CLASS A-3 LIQUIDATION AMOUNT--The aggregate, for each mortgage loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the distribution date, of the lesser of:

      o the Class A-3 Percentage of the Stated Principal Balance of that mortgage loan, exclusive of the Class P Fraction related to that mortgage loan, for any Class P Mortgage Loan and

      o the Class A-3 Percentage on any distribution date occurring prior to the fifth anniversary of the first distribution date, and the Class A-3 Prepayment Percentage on the fifth anniversary of the first distribution date and each distribution date after that fifth anniversary, in each case, of the Liquidation Principal for that mortgage loan.

      CLASS A-3 LOCKOUT PRINCIPAL DISTRIBUTION AMOUNT--For any distribution date, the sum of:

      o the Class A-3 Adjusted Percentage of the Principal Payment Amount, exclusive of the portion of that Principal Payment Amount attributable to the Class P Principal Distribution Amount;

      o the Class A-3 Prepayment Percentage of the Principal Prepayment Amount, exclusive of the portion of that Principal Payment Amount attributable to the Class P Principal Distribution Amount; and

      o     the Class A-3 Liquidation Amount.

      CLASS A-3 PERCENTAGE--For any distribution date, the lesser of:

      o     100% and

      o the Certificate Principal Balance of the Class A-3 Certificates divided by the aggregate Stated Principal Balance of the mortgage loans, less the Class P Principal Balance, in each case immediately prior to the distribution date.

The Class A-3 Percentage as of the closing date will be approximately ____%.

      CLASS A-3 PREPAYMENT PERCENTAGE--for any distribution date, the product of the Class A-3 Percentage and the Step Down Percentage.

      CLASS P DEFERRED AMOUNT--The Class P Fraction of any Realized Losses on a Class P Mortgage Loan, other than an Excess Loss, allocated to the Class P Certificates and not previously reimbursed. A payment made in respect of the Class P Deferred Amount shall not reduce the Class Principal Balance of the Class P Certificates.

      CLASS P FRACTION--A portion of the amount of principal attributable to principal received by a Class P Mortgage Loan multiplied by a fraction, the numerator of which is ____% minus the Net Mortgage Rate on that Class P Mortgage Loan and the denominator of which is ____%.

      CLASS P MORTGAGE LOAN--any mortgage loan with a Net Mortgage Rate of less than ____% per annum on which the Class P Certificates will receive a portion of the Available Funds attributable to principal received on that mortgage loan.

      CLASS P PRINCIPAL DISTRIBUTION AMOUNT--For each distribution date, a portion of the Available Funds attributable to principal received by a Class P Mortgage Loan, equal to the Class P Fraction. The aggregate of the amounts payable to the Class P Certificates described in this paragraph are referred to in this prospectus supplement as the Class P Principal Distribution Amount.

      COMPENSATING INTEREST--As to any mortgage loan that prepaid in full during the related prepayment period an additional payment made by the master servicer, to the extent funds are available from the servicing fee, equal to the amount of interest at the mortgage rate, less the servicing fee, for that mortgage loan from the date of the prepayment to the related due date.

      EXCESS LOSSES--Special Hazard Losses in excess of the Special Hazard Loss Coverage Amount; Bankruptcy Losses in excess of the applicable Bankruptcy Loss Coverage Amount; and Fraud Losses in excess of the applicable Fraud Loss Coverage Amount.

      FRAUD LOSS COVERAGE AMOUNT--The aggregate amount of Realized Losses which may be allocated in connection with Fraud Losses.

      FRAUD LOSSES--A Realized Loss incurred on defaulted mortgage loans as to which there was fraud in the origination of the mortgage loans.

      INTEREST ACCRUAL PERIOD--For each distribution date for each interest-bearing class of certificates, the calendar month preceding the month of that distribution date.

      LIQUIDATION PRINCIPAL--The principal portion of Liquidation Proceeds received for each mortgage loan which became a Liquidated Mortgage Loan, but not in excess of the principal balance of that Liquidated Mortgage Loan, during the calendar month preceding the month of the distribution date, exclusive of the portion of the Liquidation Principal attributable to the applicable Class P Principal Distribution Amount.

      NET INTEREST SHORTFALL--For any distribution date, the sum of:

      o the amount of interest which would otherwise have been received for any mortgage loan that was the subject of (x) a Relief Act Reduction or (y) a Special Hazard Loss, Fraud Loss, Debt Service Reduction or Deficient Valuation, after the exhaustion of the respective amounts of coverage provided by the Subordinate Certificates for that types of losses; and

      o     any Net Prepayment Interest Shortfalls.

Net Interest Shortfalls on any distribution date will be allocated pro rata among all classes of certificates entitled to receive distributions of interest on that distribution date, based on the amount of interest each of those classes of certificates would otherwise be entitled to receive on that distribution date before taking into account any reduction in that amounts resulting from that Net Interest Shortfalls. The amount the Subordinate Certificates would otherwise be entitled to receive from the mortgage loans before taking into account any of those reductions will be based on the amount of interest accruing at the applicable pass-through rate on that class's proportionate share, based on the class principal balance, of the aggregate Stated Principal Balance of the mortgage loans.

      NET PREPAYMENT INTEREST SHORTFALL--For any distribution date, is the amount by which the aggregate of Prepayment Interest Shortfalls during the applicable prepayment period applicable to that distribution date exceeds the available Compensating Interest for that period.

      ORIGINAL SUBORDINATE PRINCIPAL BALANCE--The aggregate principal balance the Certificate Principal Balance of the Subordinate Certificates as of the closing date.

      PREMIUM RATE MORTGAGE LOANS--Mortgage Loans having Net Mortgage Rates in excess of ___% per annum.

      PREPAYMENT INTEREST SHORTFALL--The amount by which interest paid by a borrower in connection with a prepayment of principal on a mortgage loan is less than one month's interest at the related mortgage rate, net of the related servicing fee, on the Stated Principal Balance of that mortgage loan.

      PRINCIPAL PAYMENT AMOUNT--For any distribution date, the sum of

      o scheduled principal payments on the mortgage loans due on the related due date;

      o the principal portion of repurchase proceeds received for any mortgage loan which was repurchased as permitted or required by the pooling and servicing agreement during the calendar month preceding the month of the distribution date; and

      o any other unscheduled payments of principal which were received on the mortgage loans during the preceding calendar month, other than principal payments in full, partial principal prepayments or Liquidation Principal, as defined in this glossary.

      PRINCIPAL PREPAYMENT AMOUNT--An unscheduled payment of principal representing a partial prepayment or payment in full in connection with any mortgage loans.

      REALIZED LOSS--For a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the mortgage loan exceeds the amount of Liquidation Proceeds applied to the principal balance of the related mortgage loan.

      RELIEF ACT REDUCTION--A reduction in the amount of monthly interest payment on a mortgage loan under the Relief Act.

      SENIOR CREDIT SUPPORT DEPLETION DATE--The date on which the aggregate class principal Balance of the Subordinate Certificates has been reduced to zero.

      SENIOR LIQUIDATION AMOUNT--The aggregate, for each mortgage loan which became a Liquidated Mortgage Loan during the calendar month preceding the month of the distribution date, of the lesser of the Senior

Percentage of the Stated Principal Balance of that mortgage loan, exclusive of the Class P Fraction related to that mortgage loan, if applicable, and the Senior Prepayment Percentage of the Liquidation Principal for that mortgage loan.

      SENIOR PERCENTAGE--For any distribution date, the percentage equivalent of a fraction, the numerator of which is the aggregate Certificate Principal Balance of the classes of Senior Certificates, other than the Class P Certificates, immediately prior to that date and the denominator of which is the aggregate Stated Principal Balance of the mortgage loans less the Class P Principal Balance, in each case immediately prior to the distribution date. In no event will the Senior Percentage exceed 100%.

      SENIOR PREPAYMENT PERCENTAGE--For any distribution date occurring during the five years beginning on the first distribution date, 100%. Thereafter, the Senior Prepayment Percentage will, except as described below, be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of various unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Senior Certificates while, in the absence of Realized Losses, increasing the interest in the aggregate Stated Principal Balance evidenced by the Subordinate Certificates. Increasing the respective interest of the Subordinate Certificates relative to that of the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinate Certificates.
      The Senior Prepayment Percentage for any distribution date occurring on or after the fifth anniversary of the first distribution date will be as follows:

      o for any distribution date in the first year after the first distribution date, the Senior Percentage plus 70% of the Subordinate Percentage for that distribution date;

      o for any distribution date in the second year after the first distribution date, the Senior Percentage plus 60% of the Subordinate Percentage for that distribution date;

      o for any distribution date in the third year after the first distribution date, the Senior Percentage plus 40% of the Subordinate Percentage for that distribution date;

      o for any distribution date in the fourth year after the first distribution date, the Senior Percentage plus 20% of the Subordinate Percentage for that distribution date; and

      o for any distribution date after the first distribution date, the Senior Percentage for that distribution date.

      If for any of the foregoing distribution dates the Senior Percentage exceeds the initial Senior Percentage for the Senior Certificates, the Senior Prepayment Percentage for that distribution date will once again equal 100%.

      In spite of the foregoing, no decrease in the reduction to the Senior Prepayment Percentage for the Senior Certificates as described above will occur if, as of the first distribution date as to which that decrease applies the outstanding principal balance of the mortgage loans, delinquent 60 days or more averaged over the preceding six month period, as a percentage of the aggregate principal balance of the Certificate Principal Balance of the Subordinate Certificates as of that distribution date is equal to or greater than 50% or cumulative Realized Losses for the mortgage loans exceed:

            o for the distribution date on the fifth anniversary of the first distribution date, 30% of that Original Subordinate Principal Balance,

            o for the distribution date on the sixth anniversary of the first distribution date, 35% of that Original Subordinate Principal Balance,

            o for the distribution date on the seventh anniversary of the first distribution date, 40% of that Original Subordinate Principal Balance,

            o for the distribution date on the eighth anniversary of the first distribution date, 45% of that Original Subordinate Principal Balance and

            o for the distribution date on the ninth anniversary of the first distribution date, 50% of that Original Subordinate Principal Balance.

      If on any distribution date the allocation to the class of Senior Certificates then entitled to distributions of principal payments in full and partial principal prepayments and other amounts in the percentage required above would reduce the outstanding Certificate Principal Balance of that class below zero, the distribution to that class of certificates of the Senior Prepayment Percentage of those amounts for that distribution date will be limited to the percentage necessary to reduce the related Certificate Principal Balance to zero.

      SENIOR PRINCIPAL DISTRIBUTION AMOUNT--For any distribution date, the sum of

            o the related Senior Percentage of the Principal Payment Amount, exclusive of the portion of the Principal Payment Amount attributable to the Class P Principal Distribution Amount;

            o the related Senior Prepayment Percentage of the Principal Prepayment Amount, exclusive of the portion of the Principal Payment Amount attributable to the Class P Principal Distribution Amount; and

            o     the Senior Liquidation Amount.

      SPECIAL HAZARD LOSS COVERAGE--The aggregate amount of Realized Losses which may be allocated in connection with Special Hazard Losses.

      SPECIAL HAZARD LOSSES--A Realized Loss incurred, to the extent that the loss was attributable to direct physical damage to a mortgaged property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable; and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. The amount of the Special Hazard Loss is limited to he lesser of the cost of repair or replacement of the mortgaged property; any loss above that amount would be a Defaulted Mortgage Loss or other applicable type of loss. [Special Hazard Losses does not include losses occasioned by war, civil insurrection, various governmental actions, errors in design, faulty workmanship or materials, except under some circumstances, nuclear reaction, chemical contamination or waste by the mortgagor.]

      STATED PRINCIPAL BALANCE--As to any mortgage loan and due date, the unpaid principal balance of that mortgage loan as of that due date, as specified in the amortization schedule at the time relating to that mortgage loan and due date before any adjustment to the amortization schedule by reason of any moratorium or similar waiver or grace period, after giving effect to any previous partial principal prepayments and Liquidation Proceeds received and to the payment of principal due on that due date and irrespective of any delinquency in payment by the related mortgagor.

      STEP DOWN PERCENTAGE--For any distribution date, the percentage indicated below:

[DISTRIBUTION DATE OCCURRING IN                           STEP DOWN PERCENTAGE
--------------------------------                          --------------------
December 2004 through November 2009.........................................0%
December 2009 through November 2010........................................30%
December 2010 through November 2011........................................40%
December 2011 through November 2012........................................60%
December 2012 through November 2013........................................80%
November 2013 and thereafter.............................................100%]

      STRIPPED INTEREST RATE--For any Premium Rate Mortgage Loan, the excess, if any, of the Net Mortgage Rate for that mortgage loan over ____%.

      SUBORDINATION LEVEL--On any distribution date for any class of Subordinate Certificates, the percentage obtained by dividing the sum of the Certificate Principal Balances of all classes of certificates which are subordinate in right of payment to that class by the sum of the Certificate Principal Balances of all classes of certificates, in each case immediately prior to that distribution date.

      SUBORDINATE LIQUIDATION AMOUNT--The excess, if any, of the aggregate Liquidation Principal of all mortgage loans which became Liquidated Mortgage Loans during the calendar month preceding the month of that distribution date over the sum of the related Senior Liquidation Amount for that distribution date.

      SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT--For any distribution date and the Subordinate Certificates, the sum of

      o the Subordinate Percentage for the Subordinate Certificates of the Principal Payment Amount for the mortgage loans, exclusive of the portion of that Principal Payment Amount attributable to the Class P Principal Distribution Amount;

      o the Subordinate Prepayment Percentage of the Principal Prepayment Amount for the mortgage loans, exclusive of the portion of that Principal Prepayment Amount attributable to the Class P Principal Distribution Amount; and

      o the Subordinate Liquidation Amount for the mortgage loans less the Class P Deferred Amounts required to be paid to the Class P Certificates on that distribution date.

      Any reduction to a Subordinate Principal Distribution Amount described above shall first offset amounts of the related Principal Payment Amounts, second the related Subordinate Liquidation Amounts and then the related Principal Prepayment Amounts.

      SUBORDINATE PERCENTAGE--For any distribution date, the difference between 100% and the related Senior Percentage for that date.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

      On or prior to the closing date, the trustee will establish a Certificate Account, which shall be maintained with the trustee in trust for the benefit of the certificateholders. On or prior to each distribution date, as specified in the pooling and servicing agreement, the master servicer will withdraw from the Collection Account the aggregate Available Funds on deposit in that Collection Account for that distribution date and will deposit those amounts in the Certificate Account. See "The Trust Funds--Collection Account and Payment Account" in the prospectus.

DISTRIBUTIONS

      Distributions on the certificates will be made by the trustee on the 25th day of each month, or if that day is not a business day, on the first business day thereafter, commencing in ___________ ____, to the persons in whose names those certificates are registered at the close of business on the last business day of the month preceding the month of that distribution date.

      Distributions on each distribution date will be made by check mailed to the address of the person entitled to those distributions as it appears on the applicable certificate register. In the case of a certificateholder who holds 100% of a class of certificates or who holds a Class X Certificate or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, distributions on each distribution date will be made by wire transfer in immediately available funds to the account of that certificateholder at a bank or other depository institution having appropriate wire transfer facilities The final distribution in retirement of the certificates will be made only on presentment and surrender of those certificates at the corporate trust office of the trustee.

PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES

      Distributions will in general be made to the extent of the Available Funds in the order and priority as follows:

      o first, to the Class P Certificates, some portion of the principal received for each Class P Mortgage Loan, as described in "--Distributions of Principal" in this prospectus supplement;

      o second, to the Senior Certificates entitled to interest, accrued and unpaid interest, as described in "--Distributions of Interest" in this prospectus supplement;

      o third, to the Senior Certificates entitled to principal, other than the Class P Certificates, in the order described for the Senior Certificates as described in "--Distributions of Principal--SenioR Principal Distribution Amount";

      o     fourth, to the Class P Certificates, any Class P Deferred Amounts;

      o fifth, to each class of Subordinate Certificates, interest and then principal in increasing order of numerical class designation, with both interest and principal being paid to one class before any payments are made to the next class; and

      o sixth, to the Class A-R Certificates, the remainder (which is expected to be zero) of all Available Funds.

      Distributions of interest and principal to the Senior Certificates will be based on payments received or advanced for the mortgage loans.

DISTRIBUTIONS OF INTEREST

      The pass-through rate for each interest-bearing class of Offered Certificates for each distribution date is as listed or described on page S-___ of this prospectus supplement.

      The Class A-2 Certificates will also be referred to as the Accrual Certificates. Interest will accrue on each of the Accrual Certificates during each Interest Accrual Period at a per annum rate of ____%. However, that interest will not be distributed on the Accrual Certificates until the Class A-2 Accrual Termination Date. Interest so accrued and unpaid will be added to the Certificate Principal Balance of the Accrual Certificates on the related distribution date.

      The interest payable to the Class X Certificates is based on the weighted average of the Stripped Interest Rates of the Premium Rate Mortgage Loans.

      The notional amount of the Class X Certificates for any distribution date will equal the product of:

      o the aggregate Stated Principal Balance, as of the second preceding due date after giving effect to Scheduled Payments for that due date, whether or not received, or for the initial distribution date, as of the cut-off date, of the Premium Rate Mortgage Loans; and

      o a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Premium Rate Mortgage Loans as of that due date and the denominator of which is ____%.

      On each distribution date, to the extent of funds available for that distribution date, each interest-bearing class of certificates will be entitled to receive an amount--in the case of the Accrual Certificates, have that interest added to its Certificate Principal Balance until the Class A-2 Accrual Termination Date--allocable to interest for the related Interest Accrual Period. This amount for any interest-bearing class will be equal to:

      o the sum of interest at the applicable Pass-Through Rate on the related Certificate Principal Balance or notional amount, as the case may be, and

      o the sum of the amounts, if any, by which the amount described in the clause above on each prior distribution date exceeded the amount actually distributed as interest on that prior distribution dates and not subsequently distributed.

The Class P Certificates will not bear interest.

      The interest entitlement described above for each interest-bearing class of certificates will be reduced by Net Interest Shortfalls experienced by the related mortgage loans or, for the Subordinate Certificates, the related mortgage loans, for that distribution date.

      Accrued interest to be distributed or added to principal, as the case may be, on any distribution date will be calculated, in the case of each interest-bearing class of certificates, on the basis of the related Certificate Principal Balance or notional amount, as applicable, immediately prior to that distribution date. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

      In the event that, on a particular distribution date, Available Funds applied in the order described above under "--Priority of Distributions Among Certificates" are not sufficient to make a full distribution or addition to principal, as the case may be, of the interest entitlement on the certificates, interest will be distributed or added to principal, as the case may be, on each class of certificates of equal priority based on the amount of interest each of the classes would otherwise have been entitled to receive or accrete in the absence of that shortfall. Any of those unpaid amounts will be carried forward and added to the amount holders of each of those classes of certificates will be entitled to receive or accrete on the next distribution date. A shortfall of this nature could occur, for example, if losses realized on the mortgage loans were exceptionally high or were concentrated in a particular month. That unpaid amount will not bear interest.

DISTRIBUTIONS OF PRINCIPAL

      GENERAL. On each distribution date, certificateholders will be entitled to receive principal distributions from the Available Funds to the extent and in the priority described in this prospectus supplement. See "--Priority of Distributions Among Certificates" in this prospectus supplement.

      For each distribution date and each principal prepayment in full, the related prepayment period will be the calendar month preceding the month in which the related distribution date occurs. For each distribution date and each partial principal prepayment, the related prepayment period will be the month preceding the month in which the related distribution date occurs.

      On each distribution date, to the extent of Available Funds for that distribution date, up to the amount of the related Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the following classes of Senior Certificates in the following order of priority:

      o first, to the Class A-R Certificates, until the class principal balance of that class has been reduced to zero;

      o second, to the Class A-3 Certificates, the Class A-3 Lockout Principal Distribution Amount, until the class principal balance of that class has been reduced to zero;

      o third, sequentially, to the Class A-1, Class A-2 and Class A-4 Certificates, in that order, until the respective class principal balance of that class is reduced to zero; and

      o fourth, to the Class A-3 Certificates, any remaining portion of the Senior Principal Distribution Amount, until the class principal balance of that class is reduced to zero.

      In spite of the foregoing, on each distribution date on and after the Senior Credit Support Depletion Date, the Senior Principal Distribution Amount will be distributed, concurrently, as principal to the Senior Certificates (other than the Class P Certificates and the Class X Certificates) pro rata, in accordance with their respective class principal balances immediately prior to that distribution date.

      The Class X Certificates will not be entitled to receive any distributions of principal.

      SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT. On each distribution date, to the extent of Available Funds for that distribution date, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal of the Subordinate Certificates. Except as provided in the following paragraph, each class of Subordinate Certificates will be entitled to receive its pro rata share, based on its respective Certificate Principal Balance, of that Subordinate Principal Distribution Amount, in each case to the extent of the amount available from Available Funds for distribution of principal of that class. Distributions of principal of the Subordinate Certificates will be made on each distribution date sequentially to the classes of Subordinate Certificates in the order of their numerical class designation, beginning with the class with the lowest numerical class designation, until each class of Subordinate Certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

      For each class of Subordinate Certificates, if on any distribution date the related Subordination Level of that class is less than that percentage as of the closing date, no distributions of principal prepayments in full and partial principal prepayments will be made to any class or classes of Subordinate Certificates junior to that class. The amount otherwise distributable to the those classes relating to those principal prepayments in full and partial principal prepayments will be allocated among the remaining classes of Subordinate Certificates, pro rata, based on their respective Certificate Principal Balances.

      RESIDUAL CERTIFICATES. The Class A-R Certificates will remain outstanding for so long as the trust shall exist, whether or not they are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each distribution date the holders of the Class A-R Certificates will be entitled to receive Available Funds remaining after payment of interest and principal on the Senior Certificates, Class P Deferred Amounts on the Class P Certificates and interest and principal on the Subordinate Certificates for that distribution date, as described above. It is not anticipated that there will be any significant amounts remaining for any distribution.

ALLOCATION OF LOSSES

      On each distribution date, the applicable Class P Fraction of any Realized Loss, including any Excess Loss, on a Class P Mortgage Loan will be allocated to the related Class P Certificates until the Certificate Principal Balance of that class is reduced to zero The amount of that Realized Loss, other than an Excess Loss, allocated on or prior to the Senior Credit Support Depletion Date will be treated as a Class P Deferred Amount. To the extent funds are available on that distribution date or on any future distribution date from amounts that would otherwise be allocable to the Subordinate Principal Distribution Amount, Class P Deferred Amounts will be paid on the related Class P Certificates prior to distributions of principal on the Subordinate Certificates. See "--Priority of Distributions Among Certificates" in this prospectus supplement. Any distribution relating to unpaid Class P Deferred Amounts will not further reduce the Certificate Principal Balance of the Class P Certificates. The Class P Deferred Amounts will not bear interest. The Certificate Principal Balance of the class of Subordinate Certificates then outstanding with the highest numerical class designation will be reduced by the amount of any payments in respect of Class P Deferred Amounts. After the Senior Credit Support Depletion Date, no new Class P Deferred Amounts will be created for the related Class P Certificates.

      On each distribution date, any Realized Loss, other than the Class P Fraction of Realized Losses, if applicable, other than any Excess Loss, will be allocated in the following order:

      o first, to the Subordinate Certificates, in decreasing order of their numerical class designations beginning with the class of Subordinate Certificates then outstanding with the highest numerical class designation, in each case until the Certificate Principal Balance of the respective class of certificates has been reduced to zero; and

      o second, to the Senior Certificates, other than the Class X and Class P Certificates and the Subordinate Certificates, pro rata, based on their respective Class Certificate Balances. On each distribution date, Excess Losses, other than the Class P Fraction of Excess Losses if applicable, will be allocated pro rata among the classes of Senior Certificates, other than the Class X and Class P Certificates, based on their respective Certificate Principal Balances.

      Because principal distributions are paid to some classes of Senior Certificates before other classes of Certificates, holders of those Senior Certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the mortgage loans than holders of classes that are entitled to receive principal earlier.

      On each distribution date, if the aggregate Certificate Principal Balance of all Senior Certificates exceeds the aggregate Stated Principal Balance of the mortgage loans after giving effect to distributions of principal and the allocation of all losses to the Senior Certificates on that distribution date, that excess will be deemed a principal loss and will be allocated to the most junior class of Subordinate Certificates then outstanding.

[CROSS-COLLATERALIZATION

CROSS-COLLATERALIZATION DUE TO RAPID PREPAYMENTS IN ONE LOAN GROUP

      On each distribution date prior to the reduction of the aggregate Certificate Principal Balance of the Subordinate Certificates to zero, but after the date on which the aggregate Certificate Principal Balance of the Group I or Group II Senior Certificates (other than the related Class P Certificates) has been reduced to zero, all principal on the mortgage loans relating to the Senior Certificates that have been paid in full, after distributions of principal to the Class P Certificates of that Certificate Group, will be paid to the Senior Certificates (other than the related Class P Certificates) of the other Certificate Group. However, principal will not be distributed as described above if on that distribution date (a) the Subordinate Percentage for that distribution date is greater than or equal to 200% of the Subordinate Percentage as of the closing date and (b) the average outstanding principal balance of the Group I Loans and the Group II Loans delinquent 60 days or more over the last six months, as a percentage of the related Subordinate Loan Group Component Balance, is less than 50%. If principal from either the Group I Loans or the Group II Loans is distributed to the Senior Certificates of the other Loan Group according to this paragraph, the Subordinate Certificates will not receive that principal amount.

      The "Subordinate Loan Group Component Balance" for the Group I or Group II Loans at any time will equal the excess, if any, of the then outstanding aggregate Stated Principal Balance of the mortgage loans in the applicable loan group over the then outstanding aggregate Certificate Principal Balance of the Group I or Group II Senior Certificates, as applicable.

CROSS-COLLATERALIZATION  DUE TO  DISPROPORTIONATE  REALIZED LOSSES IN ONE LOAN
GROUP

      If on any distribution date the aggregate Certificate Principal Balance of either the Group I or Group II Senior Certificates, other than the Certificate Principal Balance of the related Class P Certificates, is greater than the aggregate Stated Principal Balance of the mortgage loans in the related loan group less the applicable Class P Fraction of each Class P Mortgage Loan in that loan group (the "Undercollateralized Group"), then the following will occur:

      o the portion of the Available Funds in respect of principal on the mortgage loans in the other loan group (the "Overcollateralized Group"), after distributions of principal to the Senior Certificates of the Overcollateralized Group, will be distributed to the Senior Certificates of the Undercollateralized Group will be distributed to the Senior Certificates of the Undercollateralized Group ,other than the related Class P Certificates, until the aggregate Certificate Principal Balance of the Senior Certificates of the Undercollateralized Group equals the aggregate Stated Principal Balance of the mortgage loans in the related loans group less the applicable Class P Fraction of each Class P Mortgage Loan in that loan group; and

      o the Available Funds of the Overcollateralized Group will be further reduced, after distributions of interest to the Senior Certificates of the Overcollateralized Group, in an amount equal to one month's interest on the amount by which the Undercollateralized Group is undercollateralized at 6.50% per annum and that amount will be added to the Available Funds of the Undercollateralized Group.

Consequently, the Subordinate Certificates will not receive any distributions of principal until the Undercollateralized Group is no longer undercollateralized.]

OPTIONAL TERMINATION

      The [____________] will have the right to repurchase all remaining mortgage loans and REO Properties in the trust, effecting early retirement of the certificates, subject to the aggregate Stated Principal Balance of those mortgage loans and REO Properties at the time of repurchase being less than __% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. In the event the [____________] exercises that option, the purchase price distributed for each certificate will be 100% of its then outstanding principal balance plus any Class P Deferred Amounts in the case of the Class P Certificates and, in the case of an interest- bearing certificate, any unpaid accrued interest on that Certificate Principal Balance or notional amount, as applicable, at the applicable Pass-Through Rate. In each case, the purchase price distributed for each certificate will be subject to reduction as provided in the pooling and servicing agreement if the purchase price is based in part on the appraised value of any REO Properties and that appraised value is less than the Stated Principal Balance of the related mortgage loans. Distributions on the certificates relating to any optional termination will first be paid to the Senior Certificates and then to the Subordinate Certificates. The proceeds from that distribution may not be sufficient to distribute the full amount to which each class of certificates is entitled if the purchase price is based in part on the appraised value of any REO Property and that appraised value is less than the Stated Principal Balance of the related mortgage loan.

THE TRUSTEE

      [Name of trustee] will be the trustee under the pooling and servicing agreement. The depositor and the master servicer may maintain other banking relationships in the ordinary course of business with [name of trustee]. Offered Certificates may be surrendered at the corporate trust office of the trustee located at ________________________________________________
_____________________________________ _______________________ or at other addresses as the trustee may designate from time to time.

RESTRICTIONS ON TRANSFER OF THE CLASS A-R CERTIFICATES

      The Class A-R Certificates will be subject to the restrictions on transfer described in the prospectus under "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Tax aND Restrictions on Transfers of REMIC Residual Certificates to Specific Organizations". The pooling and servicing agreement provides that the Class A-R Certificates, in addition to other classes of certificates, may not be acquired by an ERISA Plan. See "ERISA Considerations" in this prospectus supplement. Each Class A-R Certificate will contain a legend describing the foregoing restrictions.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

      The effective yields to the holders of the interest-bearing certificates will be lower than the yields otherwise produced by the applicable rate at which interest is passed through to the holders and the purchase price of these certificates because monthly distributions will not be payable to the holders until the 25th day, or, if either that day is not a business day, the following business day, of the month following the month in which interest accrues on the mortgage loans without any additional distribution of interest or earnings on the certificates relating to that delay.

      Delinquencies on the mortgage loans which are not advanced by or on behalf of the master servicer because amounts, if advanced, would be nonrecoverable, will adversely affect the yield on the certificates. Because of the priority of distributions, shortfalls resulting from delinquencies not so advanced will be borne first by the Subordinate Certificates in the reverse order of their numerical class designations, and then by the Senior Certificates. If, as a result of those shortfalls, the aggregate of the Certificate Principal Balances of the Senior Certificates exceeds the aggregate Stated Principal Balances of the mortgage loans, the Certificate Principal Balance of the Subordinate Certificates then outstanding with the highest numerical class designation will be reduced by the amount of that excess.

      Net Interest Shortfalls will adversely affect the yields on the related interest-bearing classes of certificates. Any Net Interest Shortfall allocated to the Class A-2 Certificates will reduce the Class A-2 Accrual Amount, reducing the amount of funds available for distribution of principal to the classes of Senior Certificates entitled to receive those distributions.

      The likelihood that mortgage loans will become delinquent and the rate of any subsequent foreclosures may be affected by a number of factors related to the mortgagor's personal circumstances, including unemployment or change in employment, or, in the case of self-employed mortgagors relying on commission income, fluctuations in income, marital separation and a mortgagor's equity in the related mortgaged property. In addition, delinquency and foreclosure experience may be sensitive to adverse economic conditions, either nationally or regionally, may exhibit seasonal variations and may be influenced by the level of interest rates as they affect real estate sales activity. Regional economic conditions, including declining real estate values, may particularly affect delinquency and foreclosure experience on the mortgage loans to the extent that the related mortgaged properties are concentrated in one or more geographic areas.

      Net Interest Shortfalls will adversely affect the yields on the Offered Certificates to which they relate. In addition, although all losses initially will be borne by the Subordinate Certificates in decreasing order of their numerical class designations, either directly or through distributions in respect of Class P Deferred Amounts on the Class P Certificates, Excess Losses on the mortgage loans will be borne by all classes of the Senior Certificates on a pro rata basis. Moreover, since the Subordinate Principal Distribution Amount for each distribution date will be reduced by the amount of any distributions on that distribution date relating to Class P Deferred Amounts, the amount distributable as principal on each of those distribution dates to each class of Subordinate Certificates then entitled to a distribution of principal will be less than it otherwise would be in the absence of those Class P Deferred Amounts. As a result, the yields on the Offered Certificates will depend on the rate and timing of Realized Losses, including Excess Losses. Excess Losses could occur at a time when one or more classes of Subordinate Certificates are still outstanding and otherwise available to absorb other types of Realized Losses. See "Description of the Certificates--Allocation of Losses" in this prospectus supplement.

PREPAYMENT CONSIDERATIONS AND RISKS

      The rate of principal payments on the Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yields to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the mortgage loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments, including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties, condemnations and repurchases by the Seller or Master Servicer. [The mortgage loans may be prepaid by the mortgagors at any time without a prepayment penalty.] The mortgage loans are subject to the "due-on-sale" provisions included in those mortgage loans. However, the master servicer may choose not to accelerate a mortgage loan on the conveyance of the related mortgaged property if the master servicer would make a similar decision for a comparable mortgage loan held for its own account. See "The Mortgage Pool" in this prospectus supplement.

      Prepayments, liquidations and purchases of the mortgage loans, including any optional purchase by the master servicer of a defaulted mortgage loan and any optional repurchase of the remaining mortgage loans in connection with the termination of the trust, in each case as described in this prospectus supplement, will result in distributions on the Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Offered Certificates may vary from the anticipated yield will depend on the degree to which that Offered Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that Offered Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of the Class P Certificates and any other Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments, including prepayments, on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield. In the case of the Class X Certificates and any other Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield. Investors in the Class X Certificates should carefully consider the risk that a rapid rate of principal prepayments on the mortgage loans could result in the failure of those investors to recover their initial investments.

      The rate of principal payments, including prepayments, on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions, including the decision whether or not to exercise its fights under any "due-on-sale" clause. In general, if prevailing interest rates were to fall significantly below the mortgage rates on the mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the mortgage rates on the mortgage loans. On the other hand, if prevailing interest rates were to rise significantly, the rate of prepayments on the mortgage loans would, in most cases, be expected to decrease. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

      As described in this prospectus supplement under "Description of the Certificates--Distributions of Principal", the applicable Senior Prepayment Percentage of the Principal Prepayment Amount, exclusive of the portion of that Principal Prepayment Amount attributable to the Class P Principal Distribution Amount, will be initially distributed to the Senior Certificates other than the Class P Certificates. This may result in all, or a disproportionate percentage of those principal prepayments being distributed to holders of the Senior Certificates other than the Class P Certificates and none, or less than their pro rata share, of those principal prepayments being distributed to holders of the Subordinate Certificates during the periods of time described in the definition of "Senior Prepayment Percentage". The Class A-3 Certificates, in most cases, will not receive any distributions of principal for the first five years after the closing date.

      The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

STRUCTURING ASSUMPTIONS

      Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions:

o     the mortgage loans have the following characteristics:

 Unpaid     Mortgage      Net        Amortized       Remaining    Loan
Principal     Rate     Mortgage   Remaining Term      Term to     Age (in
 Balance                 Rate       to Maturity    Maturity (in   months)
                                    (in months)       months)




      o the mortgage loans prepay at the specified constant prepayment assumption described in the following paragraph for the related class of certificates,

      o no defaults in the payment by the mortgagor of principal of and interest on the mortgage loans are experienced,

      o scheduled payments on the mortgage loans are received on the first day of each month commencing in the calendar month following the closing date and are computed prior to giving effect to prepayments received on the last day of the prior month,

      o prepayments are allocated as described in this prospectus supplement without giving effect to loss and delinquency tests,

      o there are no Net Interest Shortfalls and prepayments represent prepayments in full of the mortgage loans and are received on the last day of each month, commencing in the calendar month of the closing date,

      o the scheduled monthly payment for each mortgage loan has been calculated based on the assumed mortgage loan characteristics described in the first table above so that the mortgage loans will amortize in amounts sufficient to repay the principal balances of those assumed mortgage loans by its respective amortizing remaining term,

      o the initial Certificate Principal Balance or notional amount, as applicable, of each class of certificates is as listed under "Summary Information" in this prospectus supplement,

      o interest accrues on each interest-bearing class of certificates at the applicable interest rate listed or described under "Summary Information" in this prospectus supplement,

      o distributions are received in cash on the ____ day of each month commencing in the calendar month following the closing date,

      o the closing date of the sale of the Offered Certificates is _____ ___, ----,

      o the seller is not required to repurchase or substitute for any mortgage loan,

      o the depositor does not exercise any option to repurchase the mortgage loans described in this prospectus supplement under "Description of the Certificates--Optional Termination" and

      o     no class of Subordinate Certificates becomes a Restricted Class.

While it is assumed that each mortgage loan prepays at the specified constant prepayment assumption, this is not likely to be the case. Moreover, discrepancies will exist between the characteristics of the actual mortgage loans which will be delivered to the trustee and characteristics of the mortgage loans assumed in preparing the tables in this prospectus supplement.

      [Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans. A 100% prepayment assumption assumes a constant prepayment rate, or CPR, of 4.0% per annum of the then outstanding principal balance of the mortgage loans, mortgage loans in the first month of the life of the mortgage loans and an additional 1.09090909%, or precisely 12/11, per annum in each month after that month until the eleventh month. Beginning in the twelfth month and in each month after that month during the life of the mortgage loans, a 100% prepayment assumption assumes a CPR of 16% per annum each month. As used in the table below, a 50% prepayment assumption assumes prepayment rates equal to 50% of the related prepayment assumption. Correspondingly, a 200% prepayment assumption assumes prepayment rates equal to 200% of the related prepayment assumption, and so forth. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans.]

      The sensitivity tables below indicate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of particular classes of certificates to various constant prepayment assumptions. The yields listed in the tables were calculated by determining the monthly discount rates that, when applied to the assumed stream of cash flows to be paid on the applicable class of certificates, would cause the discounted present value of that assumed stream of cash flows to equal the assumed purchase price of those classes and converting those monthly rates to corporate bond equivalent rates. Those calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on particular classes of certificates and consequently do not purport to reflect the return on any investment in that class of certificates when those reinvestment rates are considered.

SENSITIVITY OF THE CLASS P CERTIFICATES

      THE CLASS P CERTIFICATES WILL BE "PRINCIPAL ONLY" CERTIFICATES AND WILL NOT BEAR INTEREST. AS INDICATED IN THE TABLE BELOW, A LOW RATE OF PRINCIPAL PAYMENTS, INCLUDING PREPAYMENTS, OF THE CLASS P MORTGAGE LOANS WILL HAVE A NEGATIVE EFFECT ON THE YIELD TO INVESTORS IN THE CLASS P CERTIFICATES.

      As described above under "Description of the Certificates--Distributions of Principal", the Class P Principal Distribution Amount for the Class P Certificates is calculated by reference to the principal payments, including prepayments, on the Class P Mortgage Loans. The Class P Mortgage Loans will have lower Net Mortgage Rates, and lower mortgage rates, than the other mortgage loans. Mortgage loans with higher mortgage rates tend to prepay at higher rates than mortgage loans with relatively lower mortgage rates in response to a given reduction in market interest rates. As a result, the Class P Mortgage Loans may prepay at lower rates, reducing the rate of payment of principal and the resulting yield of the Class P Certificates.

      The information shown in the following table has been prepared on the basis of the structuring assumptions and on the assumption that the aggregate purchase price of the Class P Certificates, expressed as a percentage of initial Certificate Principal Balance, is ______%.

             SENSITIVITY OF THE CLASS P CERTIFICATES TO PREPAYMENTS
                           (PRE-TAX YIELD TO MATURITY)

                                       CPR
                 --------- -------- -------- -------- --------
                     0%       8%       12%      16%      24%
                 --------- -------- -------- -------- --------


      It is highly unlikely that all of the mortgage loans will have the characteristics assumed or that the mortgage loans will prepay at any constant rate until maturity or that all of the mortgage loans will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Class P Certificates is likely to differ from those shown in the table above, even if all of the applicable mortgage loans prepay at the indicated percentages of the prepayment assumption. No representation is made as to the actual rate of principal payments on the Class P Mortgage Loans for any period or over the life of the certificates or as to the yield on the Class P Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase a class of Class P Certificates.

SENSITIVITY OF THE CLASS X CERTIFICATES

AS INDICATED IN THE TABLE BELOW, THE YIELDS TO INVESTORS ON THE CLASS X CERTIFICATES WILL BE SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS, INCLUDING PREPAYMENTS, OF THE PREMIUM RATE MORTGAGE LOANS, PARTICULARLY THOSE WITH HIGH NET MORTGAGE RATES. THE MORTGAGE LOANS, IN MOST CASES, CAN BE PREPAID AT ANY TIME. ON THE BASIS OF THE ASSUMPTIONS DESCRIBED BELOW, THE YIELD TO MATURITY ON THE CLASS X CERTIFICATES WOULD BE APPROXIMATELY 0% IF PREPAYMENTS WERE TO OCCUR AT A CONSTANT RATE OF APPROXIMATELY ____% OF THE CPR. IF THE ACTUAL PREPAYMENT RATE OF THE MORTGAGE LOANS WERE TO EXCEED THE APPLICABLE LEVEL FOR AS LITTLE AS ONE MONTH WHILE EQUALING THAT LEVEL FOR THE REMAINING MONTHS, THE INVESTORS IN THE CLASS X CERTIFICATES WOULD NOT FULLY RECOUP THEIR INITIAL INVESTMENTS.

      As described above under "Description of the Certificates--Distribution of Interest", the pass-through rate of the Class X Certificates in effect from time to time is calculated by reference to the Net Mortgage Rates of the

Premium Rate Mortgage Loans. Mortgage loans with higher mortgage rates tend to prepay at higher rates than mortgage loans with relatively lower mortgage rates in response to a given change in market interest rates. As a result, the Premium Rate Mortgage Loans may prepay at higher rates, reducing the pass-through rate and notional amount of the Class X Certificates.

      The information shown in the following table has been prepared on the basis of the structuring assumptions which assume no Realized Losses, and on the assumption that the purchase prices, expressed as a percentage of initial notional amount, of the notional amount certificates is ____%, not including interest. However, accrued interest has been added to that price in calculating the yields shown in the table below.

             SENSITIVITY OF THE CLASS X CERTIFICATES TO PREPAYMENTS
                          (PRE-TAX YIELDS TO MATURITY)

                                       CPR
                 --------- -------- -------- -------- --------
                     0%       8%       12%      16%      24%
                 --------- -------- -------- -------- --------


      It is highly unlikely that all of the mortgage loans will have the characteristics assumed or that the mortgage loans will prepay at any constant rate until maturity or that all of the mortgage loans will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Class X Certificates is likely to differ from those shown in the table above, even if all of the mortgage loans prepay at the indicated percentages of the prepayment assumption. No representation is made as to the actual rate of principal payments on the mortgage loans for any period or over the lives of the Class X Certificates or as to the yield on the Class X Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class X Certificates.

WEIGHTED AVERAGE LIVES OF THE OFFERED CERTIFICATES

      The weighted average life of any class of certificates is determined by:

      o multiplying the amount of the reduction, if any, of the Certificate Principal Balance of that certificate on each distribution date by the number of years from the date of issuance to that distribution date,

      o     summing the results and

      o dividing the sum by the aggregate amount of the reductions in Certificate Principal Balance of that class referred to in the first clause.

      For a discussion of the factors which may influence the rate of payments, including prepayments, of the mortgage loans, see "--Prepayment Considerations and Risks" in this prospectus supplement and "Yield, Prepayment and Maturity Considerations" in the prospectus.

      In general, the weighted average lives of the Offered Certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the Offered Certificates will depend on a variety of other factors, including the timing of changes in that rate of principal payments and the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates--Distribution of Principal" in this prospectus supplement.

      The interaction of the foregoing factors may have different effects on various classes of Offered Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of Offered Certificates. Further, to the extent the prices of the Offered Certificates represent discounts or premiums to their respective original Certificate Principal Balances, variability in the weighted average lives of those classes of Offered Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of Offered Certificates may be affected at various constant prepayment assumptions, see "--Decrement Tables" in the following paragraph.

DECREMENT TABLES

      The following tables indicate the percentages of the initial Certificate Principal Balances of the classes of Offered Certificates, other than the Class X Certificates, that would be outstanding after each of the dates shown at various constant prepayment assumptions and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the structuring assumptions. It is not likely that all of the mortgage loans will have the characteristics assumed, that all of the mortgage loans will prepay at the constant prepayment assumption specified in the tables or at any constant rate or that all of the mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant prepayment assumptions, even if the weighted average remaining term to maturity of the mortgage loans is consistent with the remaining terms to maturity of the mortgage loan specified in the structuring assumptions.

                               [Decrement Tables]

LAST SCHEDULED DISTRIBUTION DATE

      The last scheduled distribution date for the certificates is the distribution date in __________, which is the distribution date in the month after the scheduled maturity date for the latest maturing mortgage loan. Since the rate of distributions in reduction of the Certificate Principal Balance or notional amount of each class of Offered Certificates will depend on the rate of payment, including prepayments, of the mortgage loans, the Certificate Principal Balance or notional amount of that class could be reduced to zero significantly earlier or later than the last scheduled distribution date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives of the Offered Certificates" in this prospectus supplement and "Yield, Prepayment and Maturity Considerations" in the prospectus.

THE SUBORDINATE CERTIFICATES

      The weighted average lives of, and the yields to maturity on the Subordinate Certificates, in descending order of their numerical class designations, will be sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans are higher than those assumed by a holder of a Subordinate Certificate, the actual yield to maturity of that certificate may be lower than the yield expected by that holder based on that assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage loans are consistent with an investor's expectations. Usually, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized Losses on the mortgage loans will reduce the Certificate Principal Balance of the applicable class of Subordinate Certificates to the extent of any losses allocated to that class, as described under "Description of the Certificates--Allocation of Losses", without the receipt of cash attributable to that reduction. In addition, shortfalls in cash available for distributions on the Subordinate Certificates will result in a reduction in the Certificate Principal Balance of the class of Subordinate Certificates then outstanding with the highest numerical class designation after giving effect to all distributions and allocations of losses, as described in this prospectus supplement under "Description of the Certificates--Allocation of Losses". As a result of those reductions, less interest will accrue on that class or classes of Subordinate Certificates than otherwise would be the case. The yield to maturity of the Subordinate Certificates will also be affected by the disproportionate allocation of the Principal Prepayment Amount to the Senior Certificates, Net Interest Shortfalls and other cash shortfalls in Available Funds and distributions of funds to the holders of the Class P Certificates otherwise available for distributions on the Subordinate Certificates to the extent of reimbursement for Class P Deferred Amounts. See "Description of the Certificates--Allocation of Losses" in this prospectus supplement.

      If on any distribution date the related Subordination Level for any class of Subordinate Certificates is less than that percentage as of the closing date, all principal payments in full and partial principal prepayments, available for distribution on the Subordinate Certificates will be allocated solely to that class and all other classes of Subordinate Certificates with lower numerical class designations, accelerating the amortization of that class relative to that of the Restricted Classes and reducing the weighted average lives of those classes of Subordinate Certificates receiving those distributions. Accelerating the amortization of the classes of Subordinate Certificates with lower numerical class designations relative to the other classes of Subordinate Certificates is intended to preserve the availability of the subordination provided by those other classes.

ADDITIONAL INFORMATION

      The depositor intends to file additional yield tables and other computational materials for one or more classes of Offered Certificates with the Securities and Exchange Commission, or the Commission, in a report on Form 8-K. Those tables and materials were prepared by the underwriter at the request of particular prospective investors, based on assumptions provided by, and satisfying the special requirements of, those prospective investors. Those tables and assumptions may be based on assumptions that differ from the structuring assumptions. Accordingly, those tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                               CREDIT ENHANCEMENT

SUBORDINATION OF CLASSES

      The subordination of the Subordinate Certificates to the Senior Certificates and the further subordination within the Subordinate Certificates is intended to provide holders of certificates with a higher relative payment priority protection against Realized Losses other than Excess Losses. In addition, the Subordinate Certificates will provide limited protection against Special Hazard Losses, and against Bankruptcy Losses and Fraud Losses on the mortgage loans up to the applicable Special Hazard Loss Coverage Amount, Bankruptcy Loss Coverage Amount and Fraud Loss Coverage Amount, respectively, as described below.

      The Subordinate Certificates will provide protection to the Senior Certificates of higher relative priority against Bankruptcy Losses on the mortgage loans in an initial amount expected to be up to approximately $___________, or the Bankruptcy Loss Coverage Amount, Fraud Losses on the mortgage loans in an initial amount expected to be up to approximately $___________, or the Fraud Loss Coverage Amount, and Special Hazard Losses on the mortgage loans in an initial amount expected to be approximately $___________, or the Special Hazard Loss Coverage Amount.

      The Special Hazard Loss Coverage Amounts will be reduced, from time to time, to an amount equal on any distribution Date to the lesser of:

      o     the greatest of

      o     1% of the aggregate of the principal balances of the mortgage loans,

      o     twice the principal balance of the largest mortgage loan and

      o the aggregate principal balances of the mortgage loans secured by mortgaged properties located in the single California postal zip code area having the highest aggregate principal balance of any that zip code area and

      o that Special Hazard Loss Coverage Amount as of the closing date less the amount, if any, of Special Hazard Losses allocated to the certificates since the closing date.

All principal balances for the purpose of this definition will be calculated as of the first day of the month preceding that distribution date after giving effect to scheduled installments of principal and interest on the mortgage loans then due, whether or not paid.

      The Fraud Loss Coverage Amounts will be reduced, from time to time, by the amount of Fraud Losses on mortgage loans allocated to the related certificates. In addition, on each anniversary of the cut-off date, the Fraud Loss Coverage Amounts will be reduced as follows:

      o on the first, second, third and fourth anniversaries of the cut-off date, to an amount equal to the lesser of

      o 1% of the then current Stated Principal Balances of the mortgage loans and

      o the excess of that Fraud Loss Coverage Amount as of the preceding anniversary of the cut-off date (or, in the case of the first anniversary, as of the cut-off date) over the cumulative amount of Fraud Losses allocated to the certificates since that preceding anniversary or the cut-off date, as the case may be, and

      o     on the fifth anniversary of the cut-off date, to zero.

      The Bankruptcy Loss Coverage Amount will be reduced, from time to time, by the amount of Bankruptcy Losses on mortgage loans allocated to the related certificates.

      The amount of coverage provided by the Subordinate Certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses as described above may be canceled or reduced from time to time for each of the risks covered, provided that the then current ratings of the certificates assigned by the rating agencies are not adversely affected by those losses. In addition, a reserve fund or other form of credit enhancement may be substituted for the protection provided by the Subordinate Certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses.

      As used in this prospectus supplement, a deficient valuation is a bankruptcy proceeding whereby the bankruptcy court may establish the value of the mortgaged property at an amount less than the then outstanding principal balance of the mortgage loan secured by that mortgaged property or may reduce the outstanding principal balance of a mortgage loan. In the case of a debt service reduction, the amount of the secured debt could be reduced to that value. The holder of that mortgage loan thus would become an unsecured creditor to the extent the outstanding principal balance of that mortgage loan exceeds the value so assigned to the mortgaged property by the bankruptcy court. In addition, other modifications of the terms of a mortgage loan can result from a bankruptcy proceeding, including the reduction of the amount of the monthly payment on the related mortgage loan. In spite of the foregoing, that occurrence shall not be considered a reduction of the amount of the monthly payment on the related mortgage loan or deficient valuation so long as the master servicer is pursuing any other remedies that may be available for the related mortgage loan, and that mortgage loan is not in default for payment due under that mortgage loan or scheduled monthly payments of principal and interest are being advanced by the master dervicer without giving effect to any reduction of the amount of the monthly payment on the related mortgage loan or deficient valuation.

                                 USE OF PROCEEDS

      The depositor will apply the net proceeds of the sale of the Offered Certificates against the purchase price of the mortgage loans.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

      ________________, counsel to the depositor, has filed with the depositor's registration statement an opinion stating that the discussion in this section, along with the discussion in the prospectus under "Material Federal Income Tax Consequences," represents counsel's opinion as to the material federal income tax consequences of investing in the certificates.

      Assuming compliance with all provisions of the pooling and servicing agreement, for federal income tax purposes, the trust will be treated as a REMIC. The assets of the REMIC will consist of the mortgage loans and all other property in the trust. The REMIC will issue the Regular Certificates, which will be designated as the regular interests in the REMIC. The Class A-R Certificates will represent the beneficial ownership of the residual interest in the REMIC. See "Description of the Certificates--REMIC Structure" in this prospectus supplement. The Regular Certificates will be treated as debt instruments issued by the REMIC for federal income tax purposes. Income on the Regular Certificates must be reported under an accrual method of accounting.

      The Class P Certificates will be treated for federal income tax purposes as having been issued with an amount of original issue discount, or OID, equal to the difference between their principal balance and their issue price. Although the tax treatment is not entirely certain, Class X Certificates will be treated as having been issued with OID for federal income tax purposes equal to the excess of all expected payments of interest on those certificates over their issue price. Although unclear, a holder of a Class X Certificate may be entitled to deduct a loss to the extent that its remaining basis exceeds the maximum amount of future payments to which that certificateholder would be entitled if there were no further prepayments of the mortgage loans. The remaining classes of regular certificates, depending on their respective issue prices, as described in the prospectus under "Material Federal Income Tax Consequences", may be treated as having been issued with OID for federal income tax purposes. For purposes of determining the amount and rate of accrual of OID and market discount, the trust intends to assume that there will be prepayments on the mortgage loans at ___% CPR. No representation is made as to whether the mortgage loans will prepay at the foregoing rate or any other rate. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Material Federal Income Tax Consequences" in the prospectus. Computing accruals of OID in the manner described in the prospectus may, depending on the actual rate of prepayments during the accrual period, result in the accrual of negative amounts of OID on the certificates issued with OID in an accrual period. Holders will be entitled to offset negative accruals of OID only against future OID accrual on those certificates.

      The IRS has issued regulations under Sections 1271 to 1275 of the Internal Revenue Code, addressing the treatment of debt instruments issued with OID. Purchasers of the regular certificates should be aware that the OID regulations and Section 1272(a)(6) of the Internal Revenue Code do not adequately address particular issues relevant to, or are not applicable to, securities such as the regular certificates.

      If the method for computing original issue discount described in the prospectus results in a negative amount for any period with respect to a certificateholder, the amount of original issue discount allocable to that period would be zero and the certificateholder will be permitted to offset that negative amount only against future original issue discount, if any, attributable to those certificates.

      In some circumstances the OID regulations permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of a certificate may be able to select a method for recognizing original issue discount that differs from that used by the servicer in preparing reports to the certificateholders and the Internal Revenue Service.

      If the holders of any Regular Certificates are treated as holding those certificates at a premium, those holders should consult their tax advisors regarding the election to amortize bond premium and the method to be employed.

      As is described more fully under "Material Federal Income Tax Consequences" in the prospectus, the Offered Certificates will represent qualifying assets under Sections 856(c)(4)(A) and 7701(a)(19)(C) of the Internal Revenue Code, and net interest income attributable to the Offered Certificates will be "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Internal Revenue Code, to the extent the assets of the trust are assets described in these sections. The Regular Certificates will represent qualifying assets under Section 860G(a)(3) if acquired by a REMIC within the prescribed time periods of the Internal Revenue Code.

      The holders of the residual certificates must include the taxable income of the REMIC in their federal taxable income. The resulting tax liability of the holders may exceed cash distributions to those holders during various periods. All or a portion of the taxable income from a residual certificate recognized by a holder may be treated as "excess inclusion" income, which, with limited exceptions, is subject to U.S. federal income tax.

      Also, purchasers of a residual certificate should consider carefully the tax consequences of an investment in residual certificates discussed in the prospectus and should consult their own tax advisors for those consequences. See "Material Federal Income Tax Consequences--Taxation of Owners of REMIC Residual Certificates" in the prospectus. Specifically, prospective holders of residual certificates should consult their tax advisors regarding whether, at the time of acquisition, a residual certificate will be treated as a "noneconomic" residual interest, a "non- significant value" residual interest and a "tax avoidance potential" residual interest. See "Material Federal Income Tax Consequences--Taxation of Owners of REMIC Residual Certificates--Noneconomic REMIC Residual Certificates", "Material Federal Income Tax Consequences--Taxation of Owners of REMIC Residual Certificates--Mark-to-Market Rules", "--Excess Inclusions" anD "--Foreign Investors in REMIC Certificates" in the prospectus. Additionally, for information regarding prohibited transactions and treatment of Realized Losses, see "Material Federal Income Tax Consequences--Taxation of Owners of REMIC Residual Certificates--Prohibited Transactions and Other Possible REMIC Taxes" and "--Taxation of Owners of REMIC Regular Certificates--RealizeD Losses" in the prospectus.

                              ERISA CONSIDERATIONS

      Any plan fiduciary which proposes to cause an employee benefit plan or other retirement arrangements ("plans") subject to ERISA and/or to Section 4975 of the Internal Revenue Code (or any entities in which such plans or arrangements invest including insurance company general or separate accounts) to acquire any of the offered certificates should consult with its counsel about the potential consequences under ERISA, and/or the Internal Revenue Code, of the plan's acquisition and ownership of those certificates. See "ERISA Considerations" in the prospectus. Section 406 of ERISA and Section 4975 of the Internal Revenue Code prohibit parties in interest relating to an employee benefit plan subject to ERISA and/or to Section 4975 of the Internal Revenue Code from engaging in specific transactions involving that plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Internal Revenue Code imposes various excise taxes on prohibited transactions involving plans and other arrangements, including, but not limited to, individual retirement accounts, described under that Section. ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not subject to the requirements of Section 4975 of the Internal Revenue Code.

      Some employee benefit plans, including governmental plans and some church plans, are not subject to ERISA's requirements. Accordingly, assets of those plans may be invested in the offered certificates without regard to the ERISA considerations described in this prospectus supplement and in the prospectus, subject to the provisions of other applicable federal and state law. However, any of these plans that are qualified and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code may be subject to the prohibited transaction rules described in Section 503 of the Internal Revenue Code.

      Except as noted above, investments by plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a plan's investments be made in accordance with the documents governing the plan. A fiduciary that decides to invest the assets of a plan in the offered certificates should consider, among other factors, the extreme sensitivity of the investment in certain classes to the rate of principal payments, including prepayments, on the mortgage loans.

      The U.S. Department of Labor has granted to a predecessor of Credit Suisse First Boston LLC an administrative exemption (the "Exemption") from some of the prohibited transaction rules of ERISA and the related excise tax provisions of
Section 4975 of the Internal Revenue Code for the initial purchase, the holding and the subsequent resale by plans of securities, including certificates, issued by entities that hold investment pools consisting of particular secured receivables, loans and other obligations that meet the conditions and requirements of the Exemption. It is expected that the Exemption may apply tot he acquisition and holding of the offered certificates (other than the Class A-R Certificates) and that all of the conditions of the Exemption will be met other than those within the control of the investors, although a fiduciary of a plan should make its own determination as to whether such conditions are satisfied. For a general description of the Exemption and the conditions that must be satisfied for the Exemption to apply, see "ERISA Considerations" in the prospectus.

      The rating of a class of certificates may change. If the rating of a class of certificates declines below BBB-, if such class of certificates is rated by S&P or Fitch, or Baa3, if such class of certificates is rated by Moody's Investors Service, Inc., that class of certificates will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a plan (although a plan that had purchased the certificate when it had an investment-grade rating would not be required by the Exemption to dispose of
it). Such a certificate could, however, satisfy the requirements for relief under PTCE 95-60, relating to sales to insurance company general accounts.

      Section 401(c) of ERISA provides guidance with respect to the application of the plan asset rules to insurance company general accounts. The DOL has issued final regulations under Section 401(c) of ERISA (the "Section 401(c) Regulations"), which generally became effective July 5, 2001. Insurance companies contemplating the investment of general account assets in the offered certificates should consult with their legal advisers with respect to the applicability of Section 401(c) of ERISA, including the general account's ability to hold the offered certificates.

      Because the characteristics of the Class A-R Certificates will not meet the requirements of PTCE 83-1, as described in the prospectus, or the Exemption, and may not meet the requirements of any other issued exemption under ERISA, the purchase and holding of these certificates by a plan or by individual retirement accounts or other plans subject to Section 4975 of the Internal Revenue Code may result in prohibited transactions or the imposition of excise taxes or civil penalties. Consequently, transfers of the Class A-R Certificates will not be registered by the trustee unless the trustee receives the following:

      o a representation from the transferee of the certificate, acceptable to and in form and substance satisfactory to the trustee, to the effect that the transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Internal Revenue Code, nor a person acting on behalf of such a plan arrangement or using the assets of such a plan or arrangement to effect that transfer; or

      o an opinion of counsel satisfactory to the trustee that the purchase or holding of the certificate by a plan, any person acting on behalf of a plan or using a plan's assets, will not result in the assets of the trust being deemed to be "plan assets" and subject to the prohibited transaction requirements of ERISA or Section 4975 of the Internal Revenue Code and will not subject the trustee or the servicer to any obligation in addition to those undertaken in the pooling and servicing agreement.

      In the event that a representation is violated, or any attempt to transfer to a plan or person acting on behalf of a plan or using a plan's assets is attempted without the opinion of counsel, the attempted transfer or acquisition shall be void and of no effect.

      Prospective plan investors should consult with their legal advisors concerning the impact of ERISA and the Internal Revenue Code, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the offered certificates. Moreover, each plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the offered certificates is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                             METHOD OF DISTRIBUTION

      Subject to the terms and conditions described in the underwriting agreement between the depositor and [name of underwriter], an affiliate of the depositor, the depositor has agreed to sell to the underwriter, and the underwriter has agreed to purchase from the depositor, the Offered Certificates.

      The underwriting agreement provides that the obligation of the underwriter to pay for and accept delivery of the Offered Certificates is subject to, among other things, the receipt of various legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the depositor's registration statement shall be in effect, and that no proceedings for that purpose shall be pending before or threatened by the Commission.

      The distribution of the Offered Certificates by the underwriter will be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The proceeds to the depositor from the sale of the Offered Certificates will be approximately ____% of the initial aggregate Certificate Principal Balance of the Offered Certificates, plus accrued interest, before deducting expenses payable by the depositor. The underwriter may effect those transactions by selling its certificates to or through dealers, and those dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter for whom they act as agent. In connection with the sale of the Offered Certificates, the underwriter may be deemed to have received compensation from the depositor in the form of an underwriting discount. The underwriter and any dealers that participate with the underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

      The underwriting agreement provides that the depositor will indemnify the underwriter, and under limited circumstances, the underwriter will indemnify the depositor, against various civil liabilities under the Securities Act of 1933, as amended, or contribute to payments required to be made for the indemnification.

      There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue or will provide investors with a sufficient level of liquidity. The primary source of information available to investors concerning the Offered Certificates will be monthly statements discussed in the prospectus under "The Agreements--Reports to Securityholders", which will include information as to the outstanding principal balance of the Offered Certificates and the status of the applicable form of credit enhancement. There can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the depositor is not aware of any source through which price information about the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.

                                  LEGAL MATTERS

      The validity of the certificates, including material federal income tax consequences relating to the certificates, will be passed on for the depositor by [Orrick, Herrington & Sutcliffe LLP, New York, New York] [Sidley Austin Brown & Wood LLP, New York, New York][Thacher Proffitt & Wood LLP, New York, New York] [McKee Nelson LLP, New York, New York]. [Orrick, Herrington & Sutcliffe LLP] [Sidley Austin Brown & Wood LLP] [Thacher Proffitt & Wood llp] [McKee Nelson LLP] will pass on specific legal matters on behalf of the underwriter.

                                     RATINGS

      It is a condition of the issuance of the Offered Certificates that they receive from [S&P and Fitch] as indicated:

                                                       RATING AGENCY
                                             ----------------------------------
                CLASS                          [S&P]              [FITCH]
------------------------------------------   ----------------------------------
A-1                                             AAA                 AAA
A-2                                             AAA                 AAA
A-3                                             AAA                 AAA
A-4                                             AAA                 AAA
P                                               AAA                 AAA
X                                               AAA                 AAA
A-R                                             AAA                 AAA
B-1                                             __                  AA
B-2                                             __                   A
B-3                                             __                  BBB

------------------------------------------------------------------------------

      The ratings assigned by Fitch to mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which they are entitled under the transaction structure. Fitch's ratings reflect its analysis of the riskiness of the mortgage loans and its analysis of the structure of the transaction as described in the operative documents. Fitch's ratings do not address the effect on the certificates' yield attributable to prepayments or recoveries on the underlying mortgage loans. Further, the ratings on the Class X Certificates do not address whether investors will recoup their initial investment. The rating assigned by Fitch to the Class P Certificates only addresses the return of its Certificate Principal Balance. The rating assigned by Fitch to the Class A-R Certificates only addresses the return of its Certificate Principal Balance and interest on that class at its stated pass-through rate.

      The ratings assigned by S&P to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements that those certificates are issued. S&P's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with those certificates, and the extent to which the payment stream on that mortgage pool is adequate to make payments required by those certificates. S&P's ratings on those certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans.

      The ratings of the rating agencies do not address the possibility that, as a result of principal prepayments, certificateholders may receive a lower than anticipated yield. Further, the ratings on the Class X Certificates do not address whether investors will recoup their initial investment.

      The ratings assigned to the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the rating agencies.

      The depositor has not requested a rating of the Offered Certificates by any rating agency other than the S&P and Fitch. There can be no assurance, however, as to whether any other rating agency will rate the Offered Certificates or, if it does, what rating would be assigned by that other rating agency. The rating assigned by that other rating agency to the Offered Certificates could be lower than the respective ratings assigned by the rating agencies.

                              ---------------------
                                  SERIES ____-_

              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                                    DEPOSITOR


                       MORTGAGE PASS-THROUGH CERTIFICATES

                                  SERIES ____-_

                           $__________________________
                                  (APPROXIMATE)

                   -------------------------------------------

                              PROSPECTUS SUPPLEMENT

                   -------------------------------------------

                              [NAME OF UNDERWRITER]

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the Series ____-_ Mortgage Pass-Through Certificates in any state where the offer is not permitted.

We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on the respective covers.

Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Series ____-_ Mortgage Pass-Through Certificates and for their unsold allotments or subscriptions. In addition, all dealers selling the Series ____-_ Mortgage Pass-Through Certificates will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                         _______________ _____, _______

                              SUBJECT TO COMPLETION
       PRELIMINARY PROSPECTUS SUPPLEMENT DATED JANUARY 5, 2005 [VERSION 2]

          PROSPECTUS SUPPLEMENT (TO PROSPECTUS DATED ______ ___, ____)

                        ____________ TRUST SERIES ____-_
                                     ISSUER

              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                                    DEPOSITOR

                            [NAME OF MASTER SERVICER]
                                 MASTER SERVICER

                      MORTGAGE-BACKED NOTES, SERIES ____-_
                              $___________________
                                  (APPROXIMATE)


--------------------------------------------------------------------------------
The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------
You should carefully review the information in "risk factors" on page S-__ in this Prospectus Supplement and page _ in the Prospectus.
This prospectus supplement, together with the accompanying prospectus, will constitute the complete prospectus.
-----------------------------------------------------------------------------

THE TRUST WILL ISSUE:
      o     [One] class of senior Class A Notes.
      o [Three classes of Class M Notes, which are subordinate to the senior notes. Each class of Class M Notes, if any, with a lower numerical designation.]

THE NOTES:
      o Represent indebtedness of a trust, whose assets are primarily a pool of fixed rate, first lien residential mortgage loans.
      o Offered to the public are listed under the heading "Offered Certificates" in the table on page S-_.

RISKS:

      o The yield on the Class M Notes are extremely sensitive to the rate and timing of principal prepayments, as discussed in "Risk Factors" in this prospectus supplement.
[The Underwriter], as underwriter, will buy the offered notes from Credit Suisse First Boston Mortgage Acceptance Corp. at a price equal to ____% of their face value. Credit Suisse First Boston Mortgage Acceptance Corp. will pay the expenses related to the issuance of the notes from these proceeds. The underwriter will sell the offered notes purchased by it from time to time in negotiated transactions at varying prices determined at the time of sale.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.]

                              [Name of underwriter]
                               ________ ___, _____

                                TABLE OF CONTENTS


   PROSPECTUS SUPPLEMENT
                                       PAGE

SUMMARY INFORMATION.......................3
RISK FACTORS..............................7
IMPORTANT NOTICE ABOUT INFORMATION
  PRESENTED IN THIS PROSPECTUS
  SUPPLEMENT AND THE PROSPECTUS..........11
THE MORTGAGE POOL........................11
DESCRIPTION OF THE NOTES.................15
YIELD, PREPAYMENT AND MATURITY
CONSIDERATIONS...........................32
THE ISSUER...............................38
THE SELLER...............................39
THE OWNER TRUSTEE........................40
THE INDENTURE TRUSTEE....................40
THE SERVICING AGREEMENT..................41
THE INDENTURE AND OWNER TRUST
  AGREEMENT..............................44
MATERIAL FEDERAL INCOME TAX
  CONSEQUENCES...........................47
METHOD OF DISTRIBUTION...................47
LEGAL MATTERS............................48
RATINGS..................................48
LEGAL INVESTMENT.........................49
ERISA CONSIDERATIONS.....................49
ANNEX I..................................52

                               SUMMARY INFORMATION

THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS SUPPLEMENT AND DOES NOT CONTAIN ALL OF THE INFORMATION TO MAKE YOUR INVESTMENT DECISION. PLEASE READ THIS ENTIRE PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS CAREFULLY FOR ADDITIONAL INFORMATION ABOUT THE OFFERED NOTES.

                      MORTGAGE-BACKED NOTES, SERIES ____-_

                                        INITIAL RATING
                                           OF NOTES
                                        ---------------
                 INITIAL
                  NOTES       NOTE
                  NOTE      INTEREST
                PRINCIPAL   RATE (PER    ____     ____    DESIGNATIONS AND
   CLASS         BALANCE      ANNUM)    RATING   RATING      FEATURES           FORM
-------------   ---------   ---------   ------   ------   ----------------   ----------
OFFERED NOTES
[A-1            $           %           AAA      AAA]     Senior             Book Entry
[M-1                        %           AA       AA]      Subordinate        Book Entry
[M-2                        %           A        A]       Subordinate        Book Entry
[M-3                        %           N/A      BBB]     Subordinate        Book Entry
Total           $
TOTAL OFFERED
NOTES
NON-OFFERED EQUITY CERTIFICATES
B-1             $           %           N/A      BB       Subordinate        Physical
TOTAL           $
OFFERED
NOTES AND
NON-OFFERED
EQUITY
CERTIFICATES


_____________________
All balances are subject to a variance of no more than 5%.

DEPOSITOR

      o     Credit Suisse First Boston Mortgage Acceptance Corp.

SELLER

      o     [Name of Seller] will sell the mortgage loans to the depositor.

MASTER SERVICER

      o [Name of Master Servicer] will initially service all of the mortgage loans directly.

ISSUER

      o     Credit Suisse First Boston MBN Trust _______-____.

OWNER TRUSTEE

      o     [Name of Owner Trustee].

INDENTURE TRUSTEE

      o     [Name of Indenture Trustee].

CUT-OFF DATE

      o     _____ 1, ____.

CLOSING DATE

      o     _____ __, ____.

DETERMINATION DATE

      o As to the mortgage loans, the ____ day of each month or if that day is not a business day, the next business day.

DISTRIBUTION DATE

      o Beginning on _____ 25, ____ and thereafter on the 25th day of each month or if that day is not a business day, the next business day.

RECORD DATE

      o The last business day of the month preceding the month of a distribution date.

THE MORTGAGE POOL

On _____ __, ____, the trust will acquire a pool of mortgage loans. As of _____ 1, ____, the mortgage pool consists of approximately _____ mortgage loans, with an aggregate principal balance of approximately $_____. All of the mortgage loans are secured by residential properties and each is set to mature within __ to __ years of the date it was originated.

PRIORITY OF DISTRIBUTIONS

Funds available from monthly payments and other amounts received on the mortgage loans on any distribution date will be distributed to the holders of the certificates in the following order:

      o     distribution of interest to the senior notes;

      o     distribution of principal to the senior notes;

      o distribution of interest and principal to each class of subordinate notes, in order of their numerical class designations, beginning with the Class M-1 Notes. SEE "DESCRIPTION OF THE NOTES" IN THIS PROSPECTUS SUPPLEMENT FOR MORE DETAIL.

INTEREST DISTRIBUTIONS

Interest accrues on the notes during the calendar month prior to a distribution date.

On each distribution date, you will be entitled to the following:

      o interest at the pass-through rate that accrued during the related accrual period.

      o interest due on a prior distribution date that was not paid. Your interest entitlement may be reduced as a result of prepayments on the mortgage loans and specific types of losses on the mortgage loans.

PRINCIPAL DISTRIBUTIONS

Principal distributions are payable on each distribution date. The priority and amount of principal distributions varies from class to class. Shortfalls in available funds may result in a class receiving less than what is due. [The calculation of the amount a class is entitled to receive on each distribution date is described in this prospectus supplement under "Description of the Notes--Distributions of Principal."]

CREDIT ENHANCEMENT

Credit enhancement in the form of subordination should reduce delays in distributions and losses on specific classes of notes. The subordination feature will support the classes of notes in varying degrees.

There are two types of subordination in this transaction:

1. The senior notes will receive distributions of interest and principal prior to distributions of interest and principal to the subordinate notes. Also, on each distribution dates each class of subordinate notes will receive its interest and principal distribution before any other class of subordinate notes with a higher numerical class designation; and

2. Losses resulting from the liquidation of defaulted mortgage loans (other than any losses from special hazards, mortgagor fraud or mortgagor bankruptcy that are above set limits) will be the following allocated to the subordinate notes in the following order until their class balance has been reduced to zero:

      o     Class M-3
      o     Class M-2
      o     Class M-1

In addition, the credit enhancement in the form of overcollateralization should also reduce delays in distributions and losses on specific classes of notes. Although the aggregate principal balance of the mortgage loans is $___________, the issuer is issuing only $___________ aggregate principal amount of notes. The excess amount of that aggregate principal balance of the mortgage loans represents overcollateralization, which may absorb specified amounts of particular losses on the mortgage loans, if not covered by excess interest. If the level of overcollateralization falls below what is required, the excess interest described above will also be paid to the notes as principal. This will reduce the principal balance of the notes faster than the principal balance of the mortgage loans so that the required level of overcollateralization is reached.

SEE "DESCRIPTION OF THE NOTES--CREDIT ENHANCEMENT" AND "--ALLOCATION OF LOSSES; SUBORDINATION" IN THIS PROSPECTUS SUPPLEMENT FOR MORE DETAIL.

OPTIONAL TERMINATION

If the aggregate principal balance of the mortgage loans declines below __% of the total pool principal balance as of the cut-off date, then the __________ may purchase all of the mortgage loans and the related properties in the trust. If the _________ purchases all of the mortgage loans, you will receive a final distribution and then the trust will be terminated.

EQUITY CERTIFICATES

$__________ Trust Certificates, Series ____- __. The certificates will be issued under the owner trust agreement, and will represent the beneficial ownership interest in the issuer. The certificates are not offered under this prospectus supplement.

[ADVANCES

If the master servicer reasonably believes that cash advances can be recovered from a delinquent mortgagor, then the master servicer will make cash advances to the trust to cover related delinquent mortgage loan payments. Advances are intended to maintain a regular flow of scheduled interest and principal payments on the notes, and not to guarantee or insure against losses.]

FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes, the notes will be treated as debt. The trust itself will not be subject to tax.

ERISA CONSIDERATIONS

The notes may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts subject to important considerations.

LEGAL INVESTMENT

The Class A Notes and Class M-1 Notes will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. [The Class M-2 and Class M-3 Certificates will not be "mortgage related securities" for purposes of SMMEA.]

RATINGS

The trust will not issue the offered notes unless they have been assigned the ratings designated on page S-__.

A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by either rating agency.

                                  RISK FACTORS

      THIS PROSPECTUS SUPPLEMENT TOGETHER WITH THE PROSPECTUS WILL DESCRIBE THE MATERIAL RISK FACTORS RELATED TO YOUR SECURITIES. THE SECURITIES OFFERED UNDER THIS PROSPECTUS SUPPLEMENT ARE COMPLEX SECURITIES. YOU SHOULD POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT IN THE CONTEXT OF YOUR FINANCIAL SITUATION AND TOLERANCE FOR RISK.

      [APPROPRIATE RISK FACTORS AS NECESSARY.] POSSIBLE RISK FACTORS BASED ON THIS FORM INCLUDE THE FOLLOWING:

You may have to hold your notes    [The underwriter intends to make a
to maturity if their market-       secondary market for the notes, but is not
ability is limited.                obligated to do so.] There is currently no
                                   secondary market for the offered notes. We cannot give you any assurance that a secondary market will develop or, if it develops, that it will continue.
                                   Consequently, you may not be able to sell your offered notes readily or at prices that will enable you to realize your desired yield. The market values of the offered notes are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you. The secondary markets for mortgage backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity means you may not be able to find a buyer to buy your securities readily or at prices that will enable you to realize a desired yield.
                                   Illiquidity can have a severely adverse
                                   effect on the prices of securities that are especially sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

The yield on your notes will       The yield to maturity on your notes will be
vary depending on the rate         directly related to the rate of principal
or prepayments.                    payments on the mortgage loans, which will
                                   be affected by factors including:

                                   o     the amortization schedules of the
                                         mortgage loans;
                                   o     the rate of prepayments by
                                         mortgagors, including
                                         prepayments resulting from
                                         refinancing;
                                   o     liquidations of defaulted mortgage
                                         loans;
                                   o     repurchases of mortgage loans as a
                                         result of breaches of
                                         representations and warranties;
                                         and
                                   o     the optional purchase of the mortgage
                                          loans in connection with the
                                          termination of the trust.


                                   The rate of principal payments on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. For example, if currently offered mortgage rates for similar mortgage loans fall below the mortgage rates on the mortgage loans, the prepayment rate should increase. On the other hand, if currently offered mortgage rates rise above the mortgage rates on the mortgage loans, the prepayment rate should decrease.

If the rate of prepayments         We cannot predict the rate at which
on the mortgage loans is           mortgagors will repay their mortgage loans.
different than expected,           Please consider the following:
your yield may be
considerably lower than            o     If you are purchasing a note at a
                                         anticipated. discount, your yield may
                                         be lower than anticipated if principal
                                         payments on the mortgage loans occur
                                         at a slower rate than you expected.
                                   o     If you are purchasing a note at a
                                         premium, your yield may be lower than
                                         anticipated if principal payments on
                                         the mortgage loans occur at a faster
                                         rate than you expected.
                                   o     Notes that receive only payments of
                                         interest are especially sensitive to
                                         variations in the rate of prepayments.
                                         If the rate of prepayments on the
                                         mortgage loans is faster than you
                                         expected, your yield will be lower
                                         than anticipated and you may not fully
                                         recoup your initial investment.
                                   o     Notes that receive only payments of
                                         interest are especially sensitive to
                                         variations in the rate of prepayments.
                                         If the  rate of prepayments on the
                                         related mortgage loans is faster
                                         than expected, your yield will be lower
                                         than anticipated and you may not
                                         fully recoup your initial investment.
                                   o     Notes that receive only payments of
                                         principal are especially sensitive to
                                         variations in the rate of prepayments.
                                         If the rate of prepayments on the
                                         related mortgage loans is slower than
                                         you expected, your yield will be lower
                                         than anticipated and you may not fully
                                         recoup you initial investment.
                                   o     The earlier a payment of principal
                                         occurs, the greater the impact on your
                                         yield. For example, if you purchase a
                                         certificate at a premium, although the
                                         average rate of principal payments is
                                         consistent with your expectations, if
                                         the rate of principal payments occurs
                                         initially at a rate higher than
                                         expected, which would adversely impact
                                         your yield, a subsequent reduction in
                                         the rate of principal payments will
                                         not offset any adverse yield effect.


                                   SEE "YIELD, PREPAYMENT AND MATURITY
                                   CONSIDERATIONS" IN THIS PROSPECTUS
                                   SUPPLEMENT FOR MORE DETAIL.

The value of your notes may        If the performance of the mortgage loans is
be reduced if losses are           substantially worse than assumed by the
higher than expected.              rating agencies, the ratings of any class
                                   of the notes may be lowered in the future.
                                   This would probably reduce the value of those notes. Neither the depositor, the master servicer nor any other entity will have anyobligation to supplement any credit enhancement, or to take any other action to maintain any rating of the notes.

                                   SUBORDINATE NOTES Before purchasing
                                   subordinate notes, you should consider the following factors that may negatively impact your yield:

                                   o     The subordinate notes are not entitled
                                         to a proportionate share of principal
                                         prepayments on the mortgage loans
                                         until the beginning of the _____ year
                                         after the closing date. In addition,
                                         if losses on the mortgage loans exceed
                                         stated levels, classes of subordinate
                                         notes with higher numerical class
                                         designations will not receive a
                                         principal distribution.
                                   o     Losses resulting from the liquidation
                                         of defaulted mortgage loans, other
                                         than excess losses resulting from
                                         special hazards, mortgagor fraud or
                                         mortgagor bankruptcy, will be
                                         allocated to the subordinate notes in
                                         reverse order of numerical class
                                         designation, until the class balance
                                         has been reduced to zero. A loss
                                         allocation results in a reduction in a
                                         class balance without a corresponding
                                         distribution of cash to the holder.
                                         Also, the lower class balance will
                                         result in less interest accruing on
                                         the notes.
                                   o     The earlier in the transaction that a
                                         loss on a mortgage loan occurs, the
                                         greater the reduction in yield.
                                   o     These risks are more severe for the
                                         classes of subordinate certificates
                                         with higher numerical class
                                         designations.

                                   SEE "DESCRIPTION OF THE NOTES" AND "YIELD,
                                   PREPAYMENT AND MATURITY CONSIDERATIONS" IN
                                   THIS PROSPECTUS SUPPLEMENT FOR MORE DETAIL.

[Geographic Concentration          Approximately ___% of the mortgage loans,
                                   by principal balance as of _____ __, ____, are secured by properties located in California. If the California residential real estate market should experience an overall decline in property values after the dates of origination of the mortgage loans, the rates of delinquency, foreclosure, bankruptcy and loss on the mortgage loans may increase, as compared to those rates in a stable or improving real estate market. Also, California is more susceptible to various types of uninsurable hazards, such as earthquakes, brush fires, floods, mudslides and other natural disasters. If these occur, the rates of delinquency, foreclosure, bankruptcy and loss on the mortgage loans may increase.] Some capitalized terms used in this prospectus supplement have the meanings given below under "Description of the Notes--Glossary of Terms" or in the prospectus under "Glossary."

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
                    PROSPECTUS SUPPLEMENT AND THE PROSPECTUS

We provide information to you about the offered notes in two separate documents that progressively provide more detail:

      o the prospectus, which provides general information, some of which may not apply to your series of certificates; and

      o this prospectus supplement, which describes the specific terms of your series of notes.


IF THE DESCRIPTION OF YOUR NOTES IN THIS PROSPECTUS SUPPLEMENT DIFFERS FROM THE RELATED DESCRIPTION IN THE PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

      Some of the statements contained or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," "assumed characteristics," "structuring assumptions," "prepayment assumption," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, competition, changes in political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

                                THE MORTGAGE POOL

GENERAL

      The mortgage pool will consist of approximately _____ conventional, one- to four-family, fixed-rate mortgage loans secured by first liens on residential real properties, the mortgaged properties, and having an aggregate principal balance as of the cut-off date of approximately $___________. The mortgage loans have original terms to maturity of not greater than [30] years. References to percentages of the mortgage loans, unless otherwise noted, are calculated based on the aggregate principal balance of the mortgage loans as of the cut-off date.

      The mortgage loans to be included in the mortgage pool will be acquired by the depositor on the closing date from the seller. See "--Underwriting Standards; Representations" and "The Seller" in this prospectus supplement.

      The mortgage loans typically have scheduled monthly payments due, at to each mortgage loan, on the first day of the month. The day on which scheduled monthly payments are due is referred to as the due date. Each mortgage loan will contain a customary due-on-sale clause or will be assumable by a creditworthy purchaser of the related mortgaged property.

      No mortgage loan is subject to a buydown agreement.

      Approximately ____% of the mortgage loans are Balloon Loans. Each Balloon Loan is a fixed rate mortgage loan that amortizes over ___ months, but the final Balloon Payment on each Balloon Loan is due and payable on the ___ month. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled monthly payment on that Balloon Loan for the period prior to the due date of the Balloon Payment.

      The average principal balance of the mortgage loans at origination was approximately $_______. No mortgage loan had a principal balance at origination greater than approximately $________ or less than approximately $______. The average principal balance of the mortgage loans as of the cut-off date was approximately $_______.

      The mortgage loans had mortgage rates as of the cut-off date ranging from approximately ____% per annum to approximately _____% per annum, and the weighted average mortgage rate was approximately ______% per annum. The weighted average loan-to-value ratio of the mortgage loans at origination was approximately _____%. At origination, no mortgage loan will have a loan-to-value ratio greater than approximately _____% or less than approximately ____%.

      The weighted average remaining term to maturity of the mortgage loans will be approximately __ years and __ months as of the cut-off date. None of the mortgage loans will have a first due date prior to _______ ____ or after ___________ ____, or will have a remaining term to maturity of less than __ years or greater than __ years as of the cut-off date. The latest maturity date of any mortgage loan is __________ ____.

      The mortgage loans are expected to have the following characteristics as of the cut-off date (the sum in any column may not equal the total indicated due to rounding). As of the closing date, no more than 5% of the mortgage pool, by aggregate principal balance, will deviate from the characteristics described in this prospectus supplement.

             PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION

                                                                % of Aggregate
                            Number of   Aggregate Original          Original
Range ($)                     Loans      Principal Balance     Principal Balance


Total...................


         PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                                % of Aggregate
                            Number of   Aggregate Original          Original
Range ($)                     Loans      Principal Balance     Principal Balance


Total...................

           MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                                % of Aggregate
                            Number of   Aggregate Original          Original
Mortgage Rate (%)             Loans      Principal Balance     Principal Balance


Total...................


               ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

                                                                % of Aggregate
                            Number of   Aggregate Original          Original
Loan-to-Value Ratio (%)       Loans      Principal Balance     Principal Balance


Total...................


               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                                % of Aggregate
                            Number of   Aggregate Original          Original
Location                      Loans      Principal Balance     Principal Balance


Total...................


                 MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS

                                                                % of Aggregate
                            Number of   Aggregate Original          Original
Property Type                 Loans      Principal Balance     Principal Balance


Total...................


            MORTGAGED PROPERTY OCCUPANCY STATUS OF THE MORTGAGE LOANS

                                                                % of Aggregate
                            Number of   Aggregate Original          Original
Occupancy Status              Loans      Principal Balance     Principal Balance


Total...................


      The occupancy status of a mortgaged property is as represented by the mortgagor in its loan application.

                       LOAN PURPOSE OF THE MORTGAGE LOANS

                                                                % of Aggregate
                            Number of   Aggregate Original          Original
Loan Purpose                  Loans      Principal Balance     Principal Balance


Total...................


                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                                % of Aggregate
                            Number of   Aggregate Original          Original
Loan Program                  Loans      Principal Balance     Principal Balance


Total...................


                      RISK CATEGORIES OF THE MORTGAGE LOANS

                                                                % of Aggregate
                            Number of   Aggregate Original          Original
Risk Categories               Loans      Principal Balance     Principal Balance


Total...................


UNDERWRITING STANDARDS; REPRESENTATIONS

      The mortgage loans will be acquired by the depositor on the closing date from the seller. The information presented below with regard to the seller's underwriting standards has been provided to the depositor or compiled from information provided to the depositor by the seller. As to the information regarding the seller's underwriting standards, none of the issuer, the depositor, the master servicer, the owner trustee, the indenture trustee or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of that information.

      [Discussion of the seller's Underwriting Standards used to originate the mortgage loans.]

REPRESENTATIONS

      The seller will make representations and warranties as of the closing date as to the mortgage loans, and will be obligated to repurchase any of the mortgages loan when a material breach of the representations and warranties it has made has occurred, other than those breaches which have been cured. For a discussion of the representations and warranties made and the repurchase obligation, see "Loan Underwriting Procedures and Standards--Representations and Warranties" in the prospectus.

ADDITIONAL INFORMATION

      The description in this prospectus supplement of the mortgage pool and the mortgaged properties is based on the mortgage pool as constituted as of the close of business on the cut-off date, as adjusted for the scheduled principal payments due on or before the cut-off date. Prior to the issuance of the notes, mortgage loans may be removed from the mortgage pool as a result of incomplete documentation or otherwise if the depositor deems their removal necessary or desirable, and may be prepaid at any time. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the notes unless including those mortgage loans would materially alter the characteristics of the mortgage pool as described in this prospectus supplement. The depositor believes that the information presented in this prospectus supplement will be representative of the characteristics of the mortgage pool as it will be constituted at the time the notes are issued, although the range of mortgage rates and maturities and some other characteristics of the mortgage loans may vary.

                            DESCRIPTION OF THE NOTES

GENERAL

      Credit Suisse First Boston MBN Trust Series ____-__, Mortgage-Backed Notes, Series ____-__ will consist of [four classes of notes, designated as
(i) the Class A Notes and (ii) the Class M-1 Notes, the Class M- 2 Notes and the Class M-3 Notes. The Class M-1 Notes, the Class M-2 Notes and the Class M-3 Notes are collectively referred to as the Subordinate Notes]. The notes will be issued by the issuer under the indenture, dated as of ________ __, ____, between the issuer and the indenture trustee. Only the notes are offered by this prospectus supplement. Trust Certificates, Series ____-__, the equity certificates, will be issued under the owner trust agreement, dated as of ________ __, ____, between the depositor and the owner trustee. The equity certificates will represent the beneficial ownership interest in the issuer. The equity certificates are not being offered by this prospectus supplement and will be delivered on the closing date to the ____________, as partial consideration for the conveyance of the mortgage loans by ____________ to the depositor.

      Distributions on the offered notes will be made on the_____ of each month, or, if that day is not a business day, on the next succeeding business day, beginning in _______ ____. Each day on which distributions on the offered notes are made is referred to as a payment date.

      The notes represent non-recourse debt obligations of the issuer secured by the trust estate, which consists primarily of a segregated pool of conventional, one- to four-family, fixed-rate first lien mortgage loans having an aggregate principal balance as of the cut-off date of approximately $___________. Proceeds of the trust estate will be the sole source of payments on the notes.

      The Class A Notes, the Class M-1 Notes, the Class M-2 Notes and the Class M-3 Notes will have an aggregate initial note balance of approximately $___________, approximately $_________, approximately $__________ and approximately $__________, respectively, in each case subject to a permitted variance of plus or minus 5%. The Note Interest Rates on the notes are adjustable, subject to the Maximum Note Interest Rate and the Available Interest Rate, and will be calculated for each payment date as described under "--Note Interest Rate" in this prospectus supplement. The final maturity date of the notes is the payment date occurring in _______ ____.

      The notes will be issued, maintained and transferred on the book-entry records of DTC and its participants in minimum denominations of $[10,000] and integral multiples of $[1.00] in excess of that minimum denomination.

      The notes will initially be represented by one or more global notes registered in the name of the nominee of DTC. That nominee, together with any successor clearing agency selected by the depositor, will be referred to as the clearing agency, except as provided in this prospectus supplement. The depositor has been informed by DTC that DTC's nominee will be CEDE & Co., or CEDE. No person acquiring an interest in any class of the notes will be entitled to receive a note representing that person's interest, except as described in this prospectus supplement under "--Definitive Notes". Unless and until definitive notes are issued under the limited circumstances described in this prospectus supplement:

      o all references to actions by noteholders relating to the notes shall refer to actions taken by DTC regarding instructions from its participants, and
      o all references in this prospectus supplement to payments, notices, reports and statements to noteholders relating to the notes shall refer to payments, notices, reports and statements to DTC or CEDE, as the registered holder of the notes, for payment to note owners in accordance with DTC procedures. See "--Registration" and "--Definitive Notes" in this prospectus supplement.

      Any definitive notes will be transferable and exchangeable at the offices of the indenture trustee. No service charge will be imposed for any registration of transfer or exchange, but the indenture trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

      All payments to holders of the notes, other than the final payment on any class of notes, will be made by or on behalf of the indenture trustee to the persons in whose names the notes are registered at the close of business on each record date. The record date for each payment date:

            o for the notes, other than any definitive notes, will be the close of business on the business day immediately preceding that payment date or
            o for the definitive notes will be the close of business on the last business day of the month preceding the month in which that payment date occurs.

      These payments will be made either:

            o by check mailed to the address of each noteholder as it appears in the note register or
            o at the written request to the indenture trustee at least five business days prior to the relevant record date by any holder of notes having an aggregate initial note balance that is in excess of the lesser of:
            o     $5,000,000 or
            o two-thirds of the initial aggregate note balance of that class of notes, by wire transfer in immediately available funds to the account of the noteholder specified in the request.

      The final payment on any class of notes will be made in like manner, but only on presentment and surrender of those notes at the corporate trust office of the indenture trustee or any other location specified in the notice to noteholders of final payment.

REGISTRATION

      DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York UCC, and a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations, or participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic book entries, eliminating the need for physical movement of notes. Participants include securities brokers and dealers (including [Name of Underwriter]), banks, trust companies and clearing corporations. Indirect access to the DTC system is also available to others, including banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. These entities are referred to as indirect participants.

      Note owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the notes may do so only through participants and indirect participants. In addition, note owners will receive all payments of principal of and interest on the notes from the indenture trustee through DTC and DTC participants. The indenture trustee will forward payments to DTC in same day funds and DTC will forward those payments to participants in next day funds settled through the New York Clearing House. Each participant will be responsible for disbursing those payments to indirect participants or to note owners. Unless and until definitive notes are issued, it is anticipated that the only holder of the notes will be CEDE, as nominee of DTC. Note owners will not be recognized by the indenture trustee as noteholders, as that term is used in the indenture, and note owners will be permitted to exercise the rights of noteholders only indirectly through DTC and its participants.

      Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of notes among participants and to receive and transmit payments of principal of, and interest on, the notes. Participants and indirect participants with which note owners have accounts relating to the notes similarly are required to make book-entry transfers and receive and transmit their payments on behalf of their respective note owners. Accordingly, although note owners will not possess definitive notes, DTC's rules provide a mechanism by which note owners through their participants and indirect participants will receive payments and will be able to transfer their interest.

      Because DTC can only act on behalf of participants, who in turn act on behalf of indirect participants and on behalf of various banks, the ability of a note owner to pledge notes to persons or entities that do not participate in the DTC system, or to otherwise act as to its notes, may be limited due to the absence of physical notes for the notes. In addition, under a book-entry format, note owners may experience delays in their receipt of payments since payment will be made by the indenture trustee to CEDE, as nominee for DTC.

      Under its rules, DTC will take action permitted to be taken by a noteholder under the indenture only at the direction of one or more participants to whose DTC account the notes are credited. Clearstream, or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a noteholder under the indenture on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depositary to effect those actions on its behalf through DTC. Additionally, under its rules, DTC will take actions relating to specified voting rights only at the direction of and on behalf of participants whose holdings of notes evidence the specified voting rights. DTC may take conflicting actions relating to voting rights to the extent that participants whose holdings of notes evidence those voting rights, authorize divergent action.

      According to DTC, the foregoing information relating to DTC has been provided to its participants for informational purposes only and is not intended to serve as a representation, warranty or contract modification of any kind.

      The issuer, the depositor, the master servicer, the seller, the owner trustee, the indenture trustee and their respective affiliates will have no liability for any actions taken by DTC or its nominee or Clearstream or Euroclear, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in the notes held by CEDE, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

DEFINITIVE NOTES

      Definitive notes will be issued to note owners or their nominees, rather than to DTC or its nominee, only if:

      o the depositor advises the indenture trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as clearing agency for the notes and the depositor is unable to locate a qualified successor
      o the depositor, at its option, advises the indenture trustee in writing that it elects to terminate the book-entry system through DTC, or
      o after the occurrence of an Event of Default, note owners representing in the aggregate not less than 51% of the voting rights of the notes advise the indenture trustee and DTC through participants, in writing, that the continuation of a book-entry system through DTC, or any successor, is no longer in the note owners' best interest.

      In the case of any event described in the immediately preceding paragraph, the indenture trustee is required to notify all note owners through participants of the availability of definitive notes. At the time of surrender by DTC of the definitive notes representing the notes and receipt of instructions for re-registration, the indenture trustee will reissue the notes as definitive notes issued in the respective principal amounts owned by individual note owners, and thereafter the indenture trustee will recognize the holders of those definitive notes as noteholders under the indenture. These definitive notes will be issued in minimum denominations of $10,000, except that any beneficial ownership represented by a note in an amount less than $10,000 immediately prior to the issuance of a definitive note shall be issued in a minimum denomination equal to the amount represented by that note.

BOOK-ENTRY FACILITIES

      Note owners may elect to hold their interests in the notes through DTC in the United States or through Clearstream Banking, societe anonyme, formerly known as Cedelbank SA, or Clearstream, or the Euroclear System, known as Euroclear, in Europe, if they are participants of those systems, or indirectly through organizations which are participants in those systems. The notes of each class will be issued in one or more notes which equal the aggregate note balance of that class and will initially be registered in the name of Cede, the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold their positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream and Chase will act as depositary for Euroclear. In these capacities, Citibank and Chase are collectively referred to as the European depositaries.

      Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. These credits or any transactions in securities settled during this processing will be reported to the relevant Euroclear participants or Clearstream participants on that business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

      Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary. However, these cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the European depositaries.

      Clearstream is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for its participating organizations, or Clearstream participants, and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, eliminating the need for physical movement of notes. Transactions may be settled in Clearstream in any of 28 currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject to regulation by the Luxembourg Monetary Institute. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. Indirect access to Clearstream is also available to others, including banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

      Euroclear was created in 1968 to hold securities for participants of Euroclear and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, eliminating the need for physical movement of notes and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries similar to the arrangements for cross-market transfers with DTC described in the second and third preceding paragraphs. Euroclear is operated by the Euroclear Bank S.A./N.V., the Euroclear operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation. All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not the cooperative. The cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks, including central banks, securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

      Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law. These terms and conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments for securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific notes to specific securities clearance accounts. The Euroclear operator acts under the terms and conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

      Payments for notes held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. These payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations.

      Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of notes among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform these procedures and these procedures may be discontinued at any time. See Annex I to this prospectus supplement.

GLOSSARY OF TERMS

      ALLOCATED REALIZED LOSS AMOUNT--For any class of Subordinate Notes and any payment date, the sum of (i) any Realized Loss allocated to that class of Subordinate Notes on that payment date and (ii) any Allocated Realized Loss Amount for that class remaining unpaid from previous payment dates plus accrued interest on those amounts at the Note Accrual Rate for that class.

      AVAILABLE INTEREST RATE--For any payment date, a rate per annum equal to the fraction, expressed as a percentage. The numerator is the Current Interest Payment Amount for that payment date, and the denominator is the aggregate note balance of the notes immediately prior to that payment date multiplied by the actual number of days elapsed in the related Interest Accrual Period and divided by 360.

      AVAILABLE PAYMENT AMOUNT--For any payment date, the sum, net of amounts reimbursable from the Available Payment Amount to the master servicer, the servicers, the indenture trustee or the owner trustee, of:

      o the aggregate amount of scheduled monthly payments on the mortgage loans due on the related due date and received on or prior to the related determination date, after deduction of the Master Servicing Fee and the Indenture Trustee Fee;
      o unscheduled payments on the mortgage loans, including prepayments, insurance proceeds, liquidation proceeds and proceeds from repurchases of and substitutions for the mortgage loans occurring during the preceding calendar month; and
      o all P&I Advances on the mortgage loans received for that payment date.

      The holders of the equity certificates will be entitled to all prepayment charges received on the mortgage loans and those amounts will not be available for distribution on the notes.

      BANKRUPTCY LOSS--A Deficient Valuation or a Debt Service Reduction.

      CLASS A PRINCIPAL PAYMENT AMOUNT--For any payment date on or after the Stepdown Date and on which a Trigger Event is not in effect, an amount equal to the excess of:

      o the note balance of the Class A Notes immediately prior to that payment date over
      o     the lesser of:

      o the product of (i) _____% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period and
      o the aggregate principal balance of the mortgage loans as of the last day of the related due period minus $_________.

      CLASS M-1 PRINCIPAL PAYMENT AMOUNT--For any payment date on or after the Stepdown Date and on which a Trigger Event is not in effect, an amount equal to the excess of:

      o     the sum of:
      o the note balance of the Class A Notes, after taking into account the payment of the Class A Principal Payment Amount on that payment date and
      o the note balance of the Class M-1 Notes immediately prior to that payment date over:
      o     the lesser of:
      o the product of (i) _____% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period and
      o the aggregate principal balance of the mortgage loans as of the last day of the related due period minus $_________.

      CLASS M-2 PRINCIPAL PAYMENT AMOUNT--For any payment date on or after the Stepdown Date and on which a Trigger Event is not in effect, an amount equal to the excess of:

      o     the sum of:
      o the note balance of the Class A Notes, after taking into account the payment of the Class A Principal Payment Amount on that payment date,

      o the note balance of the Class M-1 Notes, after taking into account the payment of the Class M-1 Principal Payment Amount on that payment date and
      o the note balance of the Class M-2 Notes immediately prior to that payment date over
      o     the lesser of:
      o the product of (i) _____% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period and of the aggregate principal balance of the mortgage loans as of the last day of the related due period minus $__________.

      CLASS M-3 PRINCIPAL PAYMENT AMOUNT--For any payment date on or after the Stepdown Date and on which a Trigger Event is not in effect, an amount equal to the excess of:

      o     the sum of:
      o the note balance of the Class A Notes, after taking into account the payment of the Class A Principal Payment Amount on that payment date,
      o the note balance of the Class M-1 Notes, after taking into account the payment of the Class M-1 Principal Payment Amount on that payment date,
      o the note balance of the Class M-2 Notes, after taking into account the payment of the Class M-2 Principal Payment Amount on that payment date and
      o the note balance of the Class M-3 Notes immediately prior to that payment date over
      o     the lesser of:
      o the product of _____% and the aggregate principal balance of the mortgage loans as of the last day of the related due period and
      o the aggregate principal balance of the mortgage loans as of the last day of the related due period minus $__________.

      CREDIT ENHANCEMENT PERCENTAGE--For any payment date, the percentage obtained by dividing (x) the sum of the Overcollateralized Amount and the aggregate note balance of the Subordinate Notes by (y) the aggregate principal balance of the mortgage loans, calculated after taking into account payments of principal on the mortgage loans and payment of the Principal Payment Amount to the notes on that payment date.

      CURRENT INTEREST PAYMENT AMOUNT--For any payment date, an amount equal to interest collections or advances on the mortgage loans during the related due period, net of the master servicing fee and the indenture trustee fee.

      EVENT OF DEFAULT--In spite of the prospectus, under the indenture, an Event of Default relating to the notes is:

      o the failure of the issuer to pay the Interest Payment Amount, the Principal Payment Amount or any Overcollateralization Increase Amount on any payment date, in each case to the extent that funds are available on that payment date to make those payments, which continues unremedied for a period of five days;
      o the failure by the issuer on the final maturity date to reduce the note balances of any notes then outstanding to zero;
      o a default in the observance or performance of any covenant or agreement of the issuer in the indenture and the continuation of any of these defaults for a period of thirty days after notice to the issuer by the indenture trustee or by the holders of at least 25% of the voting rights of the notes;
      o any representation or warranty made by the issuer in the indenture or in any certificate or other writing delivered pursuant thereto having been incorrect in any material respect as of the time made, and the circumstance in which the representation or warranty being incorrect not having been cured within thirty days after notice of that incorrection is given to the issuer by the indenture trustee or by the holders of at least 25% of the voting rights of the notes; or
      o some events of bankruptcy, insolvency, receivership or reorganization of the issuer.
      o     Indenture Trustee Fee--The sum of
      o interest accrued at the Indenture Trustee Fee Rate on the Scheduled Principal Balance of each mortgage loan, payable monthly, and
      o any interest or other income earned on funds held in the Payment Account, to the extent not payable as compensation to the related servicer, as provided in the indenture.

      INDENTURE TRUSTEE FEE RATE--___% per annum.

      INTEREST ACCRUAL PERIOD--For any payment date, the period commencing on the payment date of the month immediately preceding the month in which that payment date occurs, or, in the case of the first period, commencing on the closing date, and ending on the day preceding that payment date.

      INTEREST CARRY FORWARD AMOUNT--For any class of notes and any payment date, any shortfall in payment of interest represented by the excess, if any, of the Interest Payment Amount that would be payable on that class at the applicable Note Accrual Rate over the Interest Payment Amount actually paid on that class at the Available Interest Rate, together with any shortfall in payment of interest remaining unpaid from previous payment dates plus interest accrued on that class at the related Note Accrual Rate.

      INTEREST DETERMINATION DATE--For each Interest Accrual Period, the second business day preceding that Interest Accrual Period.

      INTEREST PAYMENT AMOUNT--For the notes of any class on any payment date, interest accrued during the related Interest Accrual Period on the note balance of those notes immediately prior to that payment date at the then-applicable
Note Interest Rate for that class.

      MASTER SERVICING FEE--Accrued interest at the Master Servicing Fee Rate on the Scheduled Principal Balance of each mortgage loan, payable monthly.

      MASTER SERVICING FEE RATE--___% per annum in the case of each ____-____ mortgage loan and ____% per annum in the case of each other mortgage loan.

      MAXIMUM NOTE INTEREST RATE--___% per annum.

      NET MONTHLY EXCESS CASHFLOW--For any payment date, the sum of:

      o     any Overcollateralization Reduction Amount and
      o     the excess of:
      o     the Available Payment Amount for that payment date over

      o the sum for that payment date of the aggregate of the Interest Payment Amounts payable to the holders of the notes and the sum of the amounts described in clauses (b)(1) through (3) of the definition of Principal Payment Amount.

      NOTE ACCRUAL RATE--For any class of notes and any payment date, the lesser of the rate described for that class in clause (1) of the definition of Note Interest Rate for that class and the Maximum Note Interest Rate.

      NOTE INTEREST RATE--For the Class A Notes, a rate per annum equal to the lesser of (i) One- Month LIBOR plus ____%, in the case of each payment date through and including the payment date on which the aggregate note balance is reduced to less than __% of the aggregate initial note balance, or One-Month LIBOR plus ____%, in the case of any payment date thereafter, (ii) the Available Interest Rate for that payment date and (iii) the Maximum Note Interest Rate.

      For the Class M-1 Notes, a rate per annum equal to the lesser of (i) One-Month LIBOR plus ____%, in the case of each payment date through and including the payment date on which the aggregate note balance is reduced to less than __% of the aggregate initial note balance, or One- Month LIBOR plus ____%, in the case of any payment date thereafter, (ii) the Available Interest Rate for that payment date and (iii) the Maximum Note Interest Rate.

      For the Class M-2 Notes, a rate per annum equal to the lesser of (i) One-Month LIBOR plus ____%, in the case of each payment date through and including the payment date on which the aggregate note balance is reduced to less than __% of the aggregate initial note balance, or One- Month LIBOR plus ____%, in the case of any payment date thereafter, (ii) the Available Interest Rate for that payment date and (iii) the Maximum Note Interest Rate.

      For the Class M-3 Notes, a rate per annum equal to the lesser of (i) One-Month LIBOR plus ____%, in the case of each payment date through and including the payment date on which the aggregate note balance is reduced to less than __% of the aggregate initial note balance, or One- Month LIBOR plus _____%, in the case of any payment date thereafter, (ii) the Available Interest Rate for that payment date and (iii) the Maximum Note Interest Rate.

      See "--Calculation of One-Month LIBOR" in this prospectus supplement.

      ONE-MONTH LIBOR--As of any Interest Determination Date, the London interbank offered rate for one-month U.S. dollar deposits which appears on the Dow Jones Telerate Page 3750 as of 11:00 a.m., London time, on that date.

      OVERCOLLATERALIZATION INCREASE AMOUNT--For the notes and any payment date, any amount of Net Monthly Excess Cashflow actually applied as an accelerated payment of principal to the extent the Required Overcollateralized Amount exceeds the Overcollateralized Amount as of that payment date.

      OVERCOLLATERALIZATION REDUCTION AMOUNT--The amount by which the Overcollateralized Amount exceeds the Required Overcollateralized Amount.

      OVERCOLLATERALIZED AMOUNT--For any payment date, the excess, if any, of
(a) the aggregate principal balance of the mortgage loans immediately following that payment date over (b) the note balance of the notes, after taking into account the payment of the amounts described in clauses (b)(1) through (4) of the definition of Principal Payment Amount on that payment date.

      P&I ADVANCE--Any advance made or caused to be made by the master servicer on or before each payment date of its own funds, or funds in the Payment Account that are not included in the Available Payment Amount for that payment date, in an amount equal to the aggregate of all payments of principal and interest, net of the Master Servicing Fee, that were due during the related due period on the mortgage loans serviced by the master servicer and that were delinquent on the related determination date, plus amounts representing assumed payments not covered by any current net income on the mortgaged properties acquired by foreclosure or deed in lieu of foreclosure.

      PRINCIPAL PAYMENT AMOUNT--For any payment date, other than the final maturity date and the payment date immediately following the acceleration of the notes due to an Event of Default, the lesser of:

      (a) the excess of the Available Payment Amount over the aggregate of the Interest Payment Amounts for the notes; and

      (b)   THE SUM OF:

            (1) the principal portion of all scheduled monthly payments on the mortgage loans due during the related due period, whether or not received on or prior to the related determination date;

            (2) the principal portion of all proceeds received during the related Prepayment Period relating to the repurchase of a mortgage loan, or, in the case of a substitution, amounts representing a principal adjustment, as contemplated in the servicing agreements;

            (3) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the mortgage loans;

            (4) the principal portion of any Realized Losses incurred or deemed to have been incurred on any mortgage loans in the calendar month preceding that payment date to the extent covered by Net Monthly Excess Cashflow for that payment date; and

            (5) the amount of any Overcollateralization Increase Amount for that payment date;

      MINUS

            (6) the amount of any Overcollateralization Reduction Amount for that payment date.

      For the final maturity date or the payment date immediately following the acceleration of the notes due to an Event of Default, the amount necessary to reduce the note balance of any notes outstanding to zero. In no event will the Principal Payment Amount for any payment date be (x) less than zero or (y) greater than the then-outstanding aggregate note balance of the notes. The Principal Payment

Amount for the first payment date will include approximately $_________ collected by the servicers for prepayments on the mortgage loans during the _________ ____ Prepayment Period.

      REALIZED LOSSES--Any Bankruptcy Losses and for any defaulted mortgage loan that is finally liquidated through foreclosure sale, disposition of the related mortgaged property, if acquired by deed in lieu of foreclosure, or otherwise, the amount of loss realized, if any, will equal the portion of the unpaid principal balance remaining, if any, plus interest on that mortgage loan through the last day of the month in which the mortgage loan was finally liquidated, after application of all amounts recovered, net of amounts reimbursable to the servicers for P&I Advances, servicing advances and servicing fees, towards interest and principal owing on the mortgage loan.

      REFERENCE BANKS--Leading banks selected by the indenture trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

      o     with an established place of business in London,
      o     which have been designated as such by the indenture trustee and
      o not controlling, controlled by, or under common control with, the depositor or the issuer.

      REQUIRED OVERCOLLATERALIZED AMOUNT--The level at which the Overcollateralized Amount is required to be maintained under the indenture.

      RESERVE INTEREST RATE--The rate per annum that the indenture trustee determines to be either:

      o the arithmetic mean, rounded upwards if necessary to the nearest whole multiple of 0.0625%, of the one-month U.S. dollar lending rates which New York City banks selected by the indenture trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or
      o in the event that the indenture trustee cannot determine that arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the indenture trustee are quoting on that Interest Determination Date to leading European banks.

      SCHEDULED PRINCIPAL BALANCE--As to any mortgage loan as of any date of determination, the principal balance of the mortgage loan as of the cut-off date, after application of all scheduled principal payments due on or before the cut-off date, whether or not received, reduced by:

      o the principal portion of all monthly payments due on or before the date of determination, whether or not received
      o all amounts allocable to unscheduled principal that were received prior to the calendar month in which the date of determination occurs and
      o any Bankruptcy Loss occurring out of a deficient valuation that was incurred prior to the calendar month in which the date of determination occurs.

      STEPDOWN DATE--For any payment date, the later to occur of (x) the payment date occurring in ___________ and (y) the first payment date on which the Credit Enhancement Percentage, calculated for this purpose only after taking into account payments of principal on the mortgage loans, but prior to any payment of the Principal Payment Amount to the notes then entitled to payments of principal on that payment date, is greater than or equal to _________%.

      Trigger Event--For any payment date, if the percentage obtained by dividing

      o     the principal amount of mortgage loans delinquent 60 days or more by
      o the aggregate principal balance of the mortgage loans, in each case, as of the last day of the previous calendar month exceeds the lesser of (i) _____% of the Credit Enhancement Percentage and (ii) ______%.

INTEREST PAYMENTS ON THE NOTES

      To the extent of the Current Interest Payment Amount, in the priorities listed below, the holders of each class of notes will be entitled to receive on each payment date interest payments in an amount equal to the Interest Payment Amount for that class. On each payment date, the Current Interest Payment Amount will be distributed in the following order of priority:

      o first, to the holders of the Class A Notes, the Interest Payment Amount for those notes;
      o second, to the extent of the Current Interest Payment Amount remaining after payment of the Interest Payment Amount for the Class A Notes, to the holders of the Class M-1 Notes, the Interest Payment Amount for the Class M-1 Notes;
      o third, to the extent of the Current Interest Payment Amount remaining after payment of the Interest Payment Amounts for the Class A Notes and the Class M-1 Notes, to the holders of the Class M-2 Notes, the Interest Payment Amount for the Class M-2 Notes; and
      o fourth, to the extent of the Current Interest Payment Amount remaining after payment of the Interest Payment Amounts for the Class A Notes, the Class M-1 Notes and the Class M-2 Notes, to the holders of the Class M-3 Notes, the Interest Payment Amount for the Class M-3 Notes.

      For any payment date, to the extent that the aggregate of the Interest Payment Amounts for the notes is limited by the Current Interest Payment Amount for the related due period, the holders of some classes of notes may receive an Interest Payment Amount calculated at the Available Interest Rate rather than at the applicable Note Accrual Rate for those classes and that payment date. The Interest Carry Forward Amount, if any, for any class of the notes for any payment date is payable to the extent of available funds remaining after some other payments on the notes on that payment date, but before any payments on the equity certificates on that payment date. See "--Overcollateralization Provisions" in this prospectus supplement.

      All payments of interest on the notes will be based on a 360-day year and the actual number of days in the applicable Interest Accrual Period.

      The note balance of a note outstanding at any time represents the then maximum amount that the holder of that note is entitled to receive as payments allocable to principal from the cash flow on the mortgage loans and the other assets in the trust estate.

      The Note Interest Rate and the Note Accrual Rate for the notes for the current related Interest Accrual Period, to the extent it has been determined, and for the immediately preceding Interest Accrual Period may be obtained by telephoning the indenture trustee at __________.

CALCULATION OF ONE-MONTH LIBOR

      On each Interest Determination Date, the indenture trustee will determine One-Month LIBOR for the next Interest Accrual Period. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m., London time, on that Interest Determination Date. The indenture trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on that Interest Determination Date two or more Reference Banks provide the offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of those offered quotations , rounded upwards if necessary to the nearest whole multiple of 0.0625%. If on that Interest Determination Date fewer than two Reference Banks provide offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (x) One-Month LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate.

      As used in this section, business day means a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

      The establishment of One-Month LIBOR on each Interest Determination Date by the indenture trustee and the indenture trustee's calculation of the rate of interest applicable to the notes for the related Interest Accrual Period shall, in the absence of manifest error, be final and binding.

PRINCIPAL PAYMENTS ON THE NOTES

      On each payment date, the Principal Payment Amount will be distributed to the holders of the notes then entitled to payments of principal.

      On each payment date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Payment Amount shall be distributed:

      o first, to the Class A Notes, until their note balance has been reduced to zero;
      o second, to the Class M-1 Notes, until their note balance has been reduced to zero;
      o third, to the Class M-2 Notes, until their note balance has been reduced to zero; and
      o fourth, to the Class M-3 Notes, until their note balance has been reduced to zero.
      On each payment date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the holders of the Class A Notes and the Subordinate Notes shall be entitled to receive payments of principal to the extent of the Principal Payment Amount in the following amounts and order of priority:

      o first, the lesser of (x) the Principal Payment Amount and (y) the Class A Principal Payment Amount, shall be distributed to the holders of the Class A Notes, until their note balance has been reduced to zero;
      o second, the lesser of (x) the excess of (1) the Principal Payment Amount over (2) the amount distributed to the holders of the Class A Notes under clause first above and (y) the Class M-1 Principal Payment Amount, shall be distributed to the holders of the Class M-1 Notes, until their note balance has been reduced to zero;
      o third, the lesser of (x) the excess of (1) the Principal Payment Amount over (2) the sum of the amounts distributed to the holders of the Class A Notes under clause first above and to the holders of the Class M-1 Notes under clause second above and
            (y) the Class M-2 Principal Payment Amount, shall be distributed to the holders of the Class M-2 Notes, until their note balance has been reduced to zero; and
      o fourth, the lesser of (x) the excess of (1) the Principal Payment Amount over (2) the sum of the amounts distributed to the holders of the Class A Notes under clause first above, to the holders of the Class M-1 Notes under clause second above and to the holders of the Class M-2 Notes under clause third above and (y) the Class M-3 Principal Payment Amount, shall be distributed to the holders of the Class M-3 Notes, until their note balance has been reduced to zero.

      On the final maturity date or the payment date immediately following the acceleration of the notes due to any Event of Default, principal will be payable on each class of notes in an amount equal to the note balance of that class on that payment date. On the final maturity date or the payment date immediately following the acceleration of the notes due to any Event of Default, amounts of accrued interest, Interest Carry Forward Amounts and Allocated Realized Loss Amounts will also be payable on each class of notes in the priorities listed in the indenture. There can be no assurance, however, that sufficient funds will be available on any of those dates to retire the note balances and pay those other amounts.

      The allocation of payments of principal to the Class A Notes on each payment date (a) prior to the Stepdown Date or (b) on which a Trigger Event has occurred, will have the effect of accelerating the amortization of the Class A Notes while, in the absence of Realized Losses, increasing the respective percentage interest in the principal balance of the mortgage loans evidenced by the Subordinate Notes and the Overcollateralized Amount. Increasing the respective percentage interest in the trust estate of the Subordinate Notes and the Overcollateralized Amount relative to that of the Class A Notes is intended to preserve the availability of the subordination provided by the Subordinate Notes and the Overcollateralized Amount.

CREDIT ENHANCEMENT

      The credit enhancement provided for the benefit of the holders of the notes consists of subordination, as described under "--Allocation of Losses; Subordination" in this section, and overcollateralization, as described under "--Overcollateralization Provisions" in this section.

      The rights of the holders of the Subordinate Notes and the equity certificates to receive payments will be subordinated, to the extent described under "--Allocation of Losses; Subordination" in this section, to the rights of the holders of the Class A Notes. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Notes of the full amount of interest and principal to which they are entitled and to afford those holders protection against Realized Losses.

      The protection afforded to the holders of the Class A Notes by means of the subordination of the Subordinate Notes and the equity certificates will be accomplished by (1) the preferential right of the holders of the Class A Notes to receive on any payment date, prior to payment on the Subordinate Notes and the equity certificates, payments of interest and principal, subject to available funds, and (2) if necessary, the right of the holders of the Class A Notes to receive future payments of amounts that would otherwise be payable to the holders of the Subordinate Notes and the equity certificates.

      In addition, the rights of the holders of Subordinate Notes with lower numerical class designations will be senior to the rights of holders of Subordinate Notes with higher numerical class designations, and the rights of the holders of all of the Subordinate Notes to receive payments on the mortgage loans will be senior to the rights of the holders of the equity certificates, in each case to the extent described under "--Allocation of Losses; Subordination" in this section. This subordination is intended to enhance the likelihood of regular receipt by the holders of Subordinate Notes with lower numerical class designations relative to the holders of Subordinate Notes with higher numerical class designations, and by the holders of all of the Subordinate Notes relative to the holders of the equity certificates, of the full amount of interest and principal to which they are entitled and to afford those holders protection against Realized Losses, as described under "--Allocation of Losses; Subordination" in this section.

OVERCOLLATERALIZATION PROVISIONS

      The weighted average mortgage rate for the mortgage loans, adjusted to reflect the Master Servicing Fee and the Indenture Trustee Fee payable from interest received or advanced on the mortgage loans, is, in most cases, expected to be higher than the weighted average of the Note Interest Rates on the notes. As a result, excess interest collections will be generated which, in the absence of Realized Losses, will not be necessary to fund interest payments on the notes. The indenture requires that, on each payment date, the Net Monthly Excess Cashflow, if any, be applied on that payment date as an accelerated payment of principal on class or classes of notes then entitled to receive payments of principal, but only to the limited extent described in this section.

      For any payment date, any Net Monthly Excess Cashflow, or, in the case of clause first below, the Net Monthly Excess Cashflow exclusive of any Overcollateralization Reduction Amount, shall be paid as follows:

      o first, to the holders of the class or classes of notes then entitled to receive payments of principal, in an amount equal to the principal portion of any Realized Losses incurred or deemed to have been incurred on the mortgage loans;
      o second, to the holders of the class or classes of notes then entitled to receive payments of principal, in an amount equal to the Overcollateralization Increase Amount;
      o third, to the holders of the Class A Notes, in an amount equal to the Interest Carry Forward Amount for the Class A Notes;
      o fourth, to the holders of the Class M-1 Notes, in an amount equal to the Interest Carry Forward Amount for the Class M-1 Notes;
      o     fifth, to the holders of the Class M-1 Notes, in an amount equal to the Allocated Realized Loss Amount for the Class M-1 Notes;
      o     sixth, to the holders of the Class M-2 Notes, in an amount equal to the Interest Carry Forward Amount for the Class M-2 Notes;
      o     seventh, to the holders of the Class M-2 Notes, in an amount equal to the Allocated Realized Loss Amount for the Class M-2 Notes;
      o     eighth, to the holders of the Class M-3 Notes, in an amount equal to the Interest Carry Forward Amount for the Class M-3 Notes;
      o     ninth, to the holders of the Class M-3 Notes, in an amount equal to the Allocated Realized Loss Amount for the Class M-3 Notes and
      o     tenth, to the holders of the equity certificates as provided in the indenture.

      As of the closing date, the aggregate principal balance of the mortgage loans as of the cut-off date will exceed the aggregate note balance of the notes by an amount equal to approximately $_________. This amount represents approximately ____% of the aggregate principal balance of the mortgage loans as of the cut-off date, which is the initial amount of overcollateralization required to be provided by the mortgage pool under the indenture. In the event that Realized Losses are incurred on the mortgage loans, those Realized Losses may result in an overcollateralization deficiency since the Realized Losses will reduce the principal balance of the mortgage loans without a corresponding reduction to the aggregate note balance of the notes. In this event, the indenture requires the payment from Net Monthly Excess Cashflow, subject to available funds, of an amount equal to any overcollateralization deficiency, which shall constitute a principal payment on the notes in reduction of their note balances. This has the effect of accelerating the amortization of the notes relative to the amortization of the mortgage loans, and of increasing the Overcollateralized Amount.

      On and after the Stepdown Date and provided that a Trigger Event is not in effect, the Required Overcollateralized Amount may be permitted to decrease, or step down, below the initial $_________ level to a level equal to approximately ____% of the then current aggregate outstanding principal balance of the mortgage loans, after giving effect to principal payments to be distributed on that payment date, subject to a floor of $_________. In the event that the Required Overcollateralized Amount is permitted to step down on any payment date, the indenture provides that a portion of the principal which would otherwise be distributed to the holders of the notes on that payment date shall be distributed to the holders of the equity certificates, subject to the priorities listed above. As to each of those payment dates, the Principal Payment Amount will be reduced by the Overcollateralization Reduction Amount after taking into account all other payments to be made on that payment date, which amount shall be distributed as Net Monthly Excess Cashflow under the priorities listed above. This has the effect of decelerating the amortization of the notes relative to the amortization of the mortgage loans, and of reducing the Overcollateralized Amount. However, if on any payment date a Trigger Event is in effect, the Required Overcollateralized Amount will not be permitted to step down on that payment date.

ALLOCATION OF LOSSES; SUBORDINATION

      Any Realized Loss on the mortgage loans will be allocated on any payment date:

      o     first, to Net Monthly Excess Cashflow
      o     second, to the Overcollateralized Amount
      o     third, to the Class M-3 Notes
      o     fourth, to the Class M-2 Notes and
      o     fifth, to the Class M-1 Notes.

      The indenture does not permit the allocation of Realized Losses to the Class A Notes. Investors in the Class A Notes should note that although Realized Losses cannot be allocated to the Class A Notes, under particular loss scenarios there will not be enough principal and interest collected on the mortgage loans to pay the Class A Notes all interest and principal amounts to which they are then entitled.

      Once Realized Losses have been allocated to the Subordinate Notes, those Realized Losses will not be reinstated thereafter. However, Allocated Realized Loss Amounts may be paid to the holders of those classes of notes, after specific distributions to the holders of the Class A Notes and Subordinate

Notes with lower numerical class designations, but before the equity certificates are entitled to any distributions.

      Any allocation of a Realized Loss to a note will be made by reducing its note balance by the amount so allocated on the payment date in the month following the calendar month in which that Realized Loss was incurred. Regardless of anything to the contrary described in this prospectus supplement, in no event will the note balance of any note be reduced more than once as to any particular amount both (1) allocable to those notes relating to Realized Losses and (2) payable as principal to the holder of those notes from Net Monthly Excess Cashflow.

P&I ADVANCES

      P&I Advances are required to be made only to the extent they are deemed by the master servicer to be recoverable from related late collections, insurance proceeds or liquidation proceeds. The purpose of making these P&I Advances is to maintain a regular cash flow to the noteholders, rather than to guarantee or insure against losses. The master servicer will not be required to make any P&I Advances relating to reductions in the amount of the monthly payments on the mortgage loans due to bankruptcy proceedings or the application of the Relief Act.

      All P&I Advances will be reimbursable to the master servicer from late collections, insurance proceeds and liquidation proceeds from the mortgage loan as to which the unreimbursed P&I Advance was made. In addition, any P&I Advances previously made on any mortgage loan that are deemed by the master servicer to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the master servicer out of any funds in the Payment Account prior to the payments on the notes. In the event that the master servicer fails in its obligation to make any required advance, the indenture trustee will be obligated to make the advance, in each case to the extent required in the servicing agreement.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL PREPAYMENT CONSIDERATIONS

      The rate of principal payments on the notes, the aggregate amount of payments on the notes and the yield to maturity of the notes will be related to the rate and timing of payments of principal on the mortgage loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments on the mortgage loans, including for this purpose, payments resulting from refinancings, liquidations of the mortgage loans due to defaults, casualties, condemnations and repurchases, whether optional or required, by the depositor, the seller or the majority holder of the equity certificates, as the case may be. The mortgage loans, in most cases, may be prepaid by the mortgagors at any time.

      Prepayments, liquidations and repurchases of the mortgage loans will result in payments of principal to the holders of the class or classes of notes then entitled to receive those payments that otherwise would be distributed over the remaining terms of the mortgage loans. See "Yield, Prepayment and Maturity Considerations" in the prospectus. Since the rates of payment of principal on the mortgage loans will depend on future events and a variety of factors, as described more fully in this section and in the prospectus under "Yield, Prepayment and Maturity Considerations", no assurance can be given as to the rate of principal payments or the rate of principal prepayments. The extent to which the yield to maturity of any class of notes may vary from the anticipated yield will depend on the degree to which those notes are purchased at a discount or premium and the degree to which the timing of payments on those notes is sensitive to prepayments on the mortgage loans. Further, an investor should consider, in the case of any note purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield. In the case of any note purchased at a premium, an investor should consider the risk that a faster than anticipated rate of principal payments could result in an actual yield to that investor that is lower than the anticipated yield. In general, the earlier a prepayment of principal is made on the mortgage loans, the greater the effect on the yield to maturity of the notes. As a result, the effect on an investor's yield of principal payments occurring at a rate higher or lower than the rate anticipated by the investor during the period immediately following the issuance of the notes would not be fully offset by a subsequent like reduction or increase in the rate of principal payments.

      It is highly unlikely that the mortgage loans will prepay at any constant rate until maturity or that all of the mortgage loans will prepay at the same rate. Moreover, the timing of prepayments on the mortgage loans may significantly affect the actual yield to maturity on the notes, even if the average rate of principal payments experienced over time is consistent with an investor's expectation.

      The rate of payments, including prepayments, on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. If prevailing mortgage rates fall significantly below the mortgage rates on the mortgage loans, the rate of prepayment, and refinancing, would be expected to increase. On the other hand, if prevailing mortgage rates rise significantly above the mortgage rates on the mortgage loans, the rate of prepayment on the mortgage loans would be expected to decrease. Other factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. There can be no certainty as to the rate of prepayments on the mortgage loans during any period or over the life of the notes. See "Yield, Prepayment and Maturity Considerations" in the prospectus.

      Because principal payments are paid to some classes of notes before other classes, holders of classes of notes having a later priority of payment bear a greater risk of losses , because those notes will represent an increasing percentage of the trust estate during the period prior to the commencement of payments of principal on the notes, than holders of classes having earlier priorities for payment of principal. As described under "Description of the Notes--Principal Payments on the Notes" in this prospectus supplement, prior to the Stepdown Date, all principal payments on the mortgage loans will be allocated to the Class A Notes. Thereafter, as further described in this prospectus supplement, subject to the delinquency triggers described in this prospectus supplement, all principal payments on the mortgage loans will be allocated among all classes of the notes then outstanding as described under "Description of the Notes--Principal Payments on the Notes" in this prospectus supplement.

      In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. In addition, default rates may be higher for mortgage loans used to refinance an existing mortgage loan. In the event of a mortgagor's default on a mortgage loan, there can be no assurance that recourse will be available beyond the specific mortgaged property pledged as security for repayment. See "The Mortgage Pool--Underwriting Standards; Representations" in this prospectus supplement.

SPECIAL YIELD CONSIDERATIONS

      The Note Interest Rate for each class of the notes adjusts monthly based on One-Month LIBOR as described under "Description of the Notes--Calculation of One-Month LIBOR" in this prospectus supplement, subject to the Maximum Note Interest Rate and the Available Interest Rate. Because of the application of the Maximum Note Interest Rate and the Available Interest Rate, increases in the
Note Interest Rate on the notes may be limited for extended periods or indefinitely in a rising interest rate environment. The interest due on the mortgage loans during any due period may not equal the amount of interest that would accrue at One-Month LIBOR plus the applicable spread on the notes during the related Interest Accrual Period. As a result of the foregoing as well as other factors, including the prepayment behavior of the mortgage pool, relative increases in One- Month LIBOR or relative decreases in the weighted average of the mortgage rates on the mortgage loans (1) could cause the Current Interest Payment Amount generated by the mortgage pool to be less than the aggregate of the Interest Payment Amounts that would otherwise be payable on the notes, leading one or more classes of notes to incur Interest Carry Forward Amounts, or
(2) could cause the Maximum Note Interest Rate to apply to one or more classes of notes.

As described under "Description of the Notes--Allocation of Losses; Subordination" in this prospectus supplement, amounts otherwise distributable to holders of the Subordinate Notes may be made available to protect the holders of the Class A Notes against interruptions in payments due to some mortgagor delinquencies, to the extent not covered by P&I Advances. Those delinquencies may affect the yield to investors on classes of Subordinate Notes and, even if subsequently cured, will affect the timing of the receipt of payments by the holders of those classes of Subordinate Notes. In addition, a larger than expected rate of delinquencies or losses will affect the rate of principal payments on each class of Subordinate Notes. See "Description of the Notes--Principal Payments on the Notes" in this prospectus supplement.

WEIGHTED AVERAGE LIVES

      Weighted average life refers to the amount of time that will elapse from the date of issuance of a security until each dollar of principal of that security will be repaid to the investor. The weighted average life of each class of notes will be influenced by the rate at which principal on the mortgage loans is paid, which may be in the form of scheduled payments or prepayments, including repurchases and prepayments of principal by the borrower as well as amounts received by virtue of condemnation, insurance or foreclosure relating to the mortgage loans, and the timing of those payments or prepayments.

      Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement assumes a prepayment rate for the mortgage loans of __% CPR. The Constant Prepayment Rate model, or CPR, assumes that the outstanding principal balance of a pool of mortgage loans prepays at a specified constant annual rate or CPR. In generating monthly cash flows, this rate is converted to an equivalent constant monthly rate. To assume __% CPR or any other CPR percentage is to assume that the stated percentage of the outstanding principal balance of the pool is prepaid over the course of a year. No representation is made that the mortgage loans will prepay at __% CPR or any other rate.

      The tables following the next paragraph indicate the percentage of the initial note balance of the notes that would be outstanding after each of the dates shown at various percentages of CPR and the corresponding weighted average lives of those notes. The tables are based on the following assumptions:

      o the mortgage pool consists of __ mortgage loans with the characteristics listed below;
      o payments on the notes are received, in cash, on the _____ day of each month, commencing in _______ ____;
      o     the mortgage loans prepay at the percentages of CPR indicated;
      o no defaults or delinquencies occur in the payment by mortgagors of principal and interest on the mortgage loans;
      o none of the majority holder of the equity certificates, the seller, the master servicer or any other person purchases from the trust estate any mortgage loan or redeems the notes under any obligation or option under the indenture, the servicing agreements or any other agreement except as indicated in footnote two in the tables below, and
      o no partial early redemption of the notes occurs as to the ___________ mortgage loans;
      o scheduled monthly payments on the mortgage loans are received on the first day of each month commencing in _______ ____, and are computed prior to giving effect to any prepayments received in the prior month;
      o prepayments representing payment in full of individual mortgage loans are received on the last day of each month commencing in ________ ____, and include 30 days' interest on those mortgage loans;
      o the scheduled monthly payment for each mortgage loan is calculated based on its principal balance, mortgage rate, original term to stated maturity and remaining term to stated maturity in a manner that the mortgage loan will amortize in amounts sufficient to repay the remaining principal balance of that mortgage loan by its remaining term to stated maturity;
      o     the notes are purchased on ________ __, ____; and
      o the Master Servicing Fee Rate is as shown in the Assumed Mortgage Loan Characteristics table below and the Master Servicing Fee is payable monthly and the Indenture Trustee Fee Rate is equal to ______% per annum and the Indenture Trustee Fee is paid monthly.

      The assumptions listed above are collectively referred to in this prospectus supplement as the modeling assumptions.

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                           ORIGINAL     REMAINING   MASTER
                                           TERM TO       TERM TO    SERVICING
PRINCIPAL BALANCE AS OF THE   MORTGAGE     MATURITY     MATURITY    FEE RATE
        CUT-OFF DATE          RATE (%)     (MONTHS)     (MONTHS)       (%)
------------------------------------------------------------------------------


      There will be discrepancies between the characteristics of the actual mortgage loans and the characteristics assumed in preparing the tables. Any discrepancy may have an effect on the percentages of the initial note balance outstanding, and the weighted average lives, of the notes presented in the tables. In addition, since the actual mortgage loans included in the mortgage pool will have characteristics that differ from those assumed in preparing the tables presented below and since it is not likely the level of One-Month LIBOR will remain constant as assumed, the notes may mature earlier or later than indicated by the tables. In addition, as described under "Description of the Notes--Principal Payments on the

Notes" in this prospectus supplement, the occurrence of the Stepdown Date or a Trigger Event will have the effect of accelerating or decelerating the amortization of the notes, affecting the weighted average lives of the notes. Based on the foregoing assumptions, the tables indicate the weighted average lives of the notes and list the percentages of the initial note balance of the notes that would be outstanding after each of the payment dates shown, at various percentages of CPR. Neither the prepayment model used in this prospectus supplement nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans included in the mortgage pool. Variations in the prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of initial note balances, and weighted average lives, shown in the following tables. Those variations may occur even if the average prepayment experience of all the mortgage loans equals any of the specified percentages of CPR.

                                          PERCENT OF INITIAL NOTE BALANCE OUTSTANDING AT THE
                                                       SPECIFIED PERCENTAGES OF CPR

                    CLASS A NOTES           CLASS M-1 NOTES          CLASS M-2 NOTES           CLASS M-3 NOTES
                ----------------------   ----------------------   ----------------------   ----------------------

PAYMENT DATE    0%  15%  28%  35%  45%   0%  15%  28%  35%  45%   0%  15%  28%  35%  45%   0%  15%  28%  35%  45%

Closing Date




Weighted
Average Life
in Years....

Weighted
Average Life
in Years....


_________________
The first row listing the weighted average life of a note as shown above, is determined by (a) multiplying the amount of each payment of principal by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the initial note balance of the notes.

The second weighted average life shown above was calculated as described in the preceding sentence but assumes the majority holder of the equity certificates exercises its option to redeem the notes when the aggregate note balance has been reduced to less than 20% of the initial aggregate note balance. See "The Indenture and Owner Trust Agreement--Redemption" in this prospectus supplement.

      There is no assurance that prepayments of the mortgage loans will conform to any of the levels of CPR indicated in the tables above, or to any other level, or that the actual weighted average lives of the notes will conform to any of the weighted average lives indicated in the tables above. Furthermore, the information contained in the tables relating to the weighted average lives of the notes is not necessarily indicative of the weighted average lives that might be calculated or projected under different or varying prepayment or One-Month LIBOR assumptions.

      The characteristics of the mortgage loans will differ from those assumed in preparing the tables above. In addition, it is unlikely that any mortgage loan will prepay at any constant percentage until maturity, that all of the mortgage loans will prepay at the same rate or at any level for any period of time. The timing of changes in the rate of prepayments may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments is consistent with the expectations of investors.

YIELD SENSITIVITY OF THE SUBORDINATE NOTES

      If on any payment date, the Overcollateralized Amount and the note balances of the Class M-3 Notes and the Class M-2 Notes have been reduced to zero, the yield to maturity on the Class M-1 Notes will become extremely sensitive to losses on the mortgage loans, and the timing of those losses, that are covered by subordination, because the entire amount of any Realized Losses, to the extent not covered by Net Monthly Excess Cashflow, will be allocated to the Class M-1 Notes. If on any payment date, the Overcollateralized Amount and the note balance of the Class M-3 Notes have been reduced to zero, the yield to maturity on the Class M-2 Notes will become extremely sensitive to losses on the mortgage loans, and the timing of those losses, that are covered by subordination, because the entire amount of any Realized Losses, to the extent not covered by Net Monthly Excess Cashflow, will be allocated to the Class M-2 Notes. If on any payment date, the Overcollateralized Amount has been reduced to zero, the yield to maturity on the Class M-3 Notes will become extremely sensitive to losses on the mortgage loans, and the timing of those losses, that are covered by subordination, because the entire amount of any Realized Losses, to the extent not covered by Net Monthly Excess Cashflow, will be allocated to the Class M-3 Notes. Once Realized Losses have been allocated to the Subordinate Notes, the Realized Losses will not be reinstated at a later date. However, Allocated Realized Loss Amounts may be paid to the holders of those classes of notes, after specific distributions to the holders of the Class A Notes and Subordinate Notes with lower numerical class designations, but before the equity certificates are entitled to any distributions. See "Description of the Notes--Overcollateralization Provisions" in this prospectus supplement. Investors in the Subordinate Notes should fully consider the risk that Realized Losses on the mortgage loans could result in their failure to fully recover their investments. For additional considerations relating to the yield on the Subordinate Notes, see "Yield, Prepayment and Maturity Considerations" in the prospectus.

                                   THE ISSUER

      Credit Suisse First Boston MBN Trust Series ____-__ is a business trust formed under the laws of the State of Delaware under the owner trust agreement, dated as of ________ __, ____, between the depositor and the owner trustee for the transactions described in this prospectus supplement. The owner trust agreement constitutes the "governing instrument" under the laws of the State of Delaware relating to business trusts. After its formation, the issuer will not engage in any activity other than:

      o acquiring and holding the mortgage loans and the proceeds from the mortgage loans
      o     issuing the notes and the equity certificates
      o     making payments on the notes and the equity certificates and
      o engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental to or connected with the foregoing.

      The issuer is not expected to have any significant assets other than the trust estate pledged as collateral to secure the notes. The assets of the issuer will consist of the mortgage loans pledged to secure the notes. The issuer's principal offices are in __________, ________, in care of ________________, as owner trustee.

                                   THE SELLER

      The seller, in its capacity as mortgage loan seller, will sell the mortgage loans to the depositor under a mortgage loan purchase agreement, dated as of _________ __, ____, between the seller and the depositor.

      [Seller portfolio history as necessary. Seller portfolio disclosure will include the following to the extent available:

      The following table lists some information regarding the seller's delinquency statistics for its one- to-four family residential mortgage portfolio for the periods presented, excluding mortgage loans held for sale or investment:


                                            AT DECEMBER 31,                                                 AT ________,
------------------------------------------------------------------------------------------------------   ------------------
 1999      1999       2000       2000      2001      2001       2002       2002      2003      2003       2004      2004
------   ---------   ------   ---------   ------   ---------   ------   ---------   ------   ---------   ------   ---------
NUMBER    PERCENT    NUMBER    PERCENT    NUMBER    PERCENT    NUMBER    PERCENT    NUMBER    PERCENT    NUMBER   PERCENT
 OF         OF         OF        OF        OF         OF        OF         OF         OF        OF         OF        OF
LOANS    PORTFOLIO   LOANS    PORTFOLIO   LOANS    PORTFOLIO   LOANS    PORTFOLIO   LOANS    PORTFOLIO   LOANS    PORTFOLIO
------   ---------   ------   ---------   ------   ---------   ------   ---------   ------   ---------   ------   ---------

Loans delinquent for:
30-59 days
60-89 days
90  days and over
Total delinquencies:
Foreclosures
pending

      The following table shows the loss experience on the dates indicated for the seller's one - to four- family residential mortgage portfolio, excluding loans held for sale or investment:

                            TOTAL NET
                              LOSSES     TOTAL PORTFOLIO
                            (MILLIONS)      (MILLIONS)      LOSS RATIO
                            ----------   ----------------   ----------
As of December 31, 1999...  $            $                  $
As of December 31, 2000...
As of December 31, 2001...
As of December 31, 2002...
As of December 31, 2003...
As of ___________, 2004...

________________
The loss ratio represents total net losses for the period as a percentage of the total portfolio at the end of the period.

      There can be no assurance that the delinquency and loss experience of the mortgage loans will correspond to the delinquency and loss experience of the seller's portfolio listed in the above tables. The statistics shown above represent the delinquency and loss experience for the seller's portfolio only for the periods presented, whereas the aggregate delinquency and loss experience on the mortgage loans will depend on the results obtained over the life of the mortgage pool. The seller's portfolio includes mortgage loans with a variety of payment and other characteristics, including geographic location, that are not necessarily representative of the payment and other characteristics of the mortgage loans. The seller's portfolio includes mortgage loans underwritten using guidelines not necessarily representative of those applicable to the mortgage loans. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies, foreclosures and losses could be higher than those previously experienced by the seller. In addition, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies and foreclosures for the mortgage loans.

      [The loss and delinquency experience of the seller, as shown in the tables above, reflects a stable, consistently managed servicing operation. Loss and delinquency levels during these periods were consistently within the ranges anticipated by management.]

                                THE OWNER TRUSTEE

      _________________ is the owner trustee under the owner trust agreement. The owner trustee is a _________ banking corporation and its principal offices are located in _____________.

      Neither the owner trustee nor any director, officer or employee of the owner trustee will be under any liability to the issuer or the noteholders under the owner trust agreement under any circumstances, except for the owner trustee's own misconduct, gross negligence, bad faith or grossly negligent failure to act or in the case of the inaccuracy of various representations made by the owner trustee in the owner trust agreement. All persons into which the owner trustee may be merged or with which it may be consolidated or any person resulting from that merger or consolidation shall be the successor of the owner trustee under the owner trust agreement.

      The principal compensation to be paid to the owner trustee relating to its obligations under the owner trust agreement will have been paid by or on behalf of the issuer on or prior to the closing date.

                              THE INDENTURE TRUSTEE

      ____________________, a ____________ banking association, will act as indenture trustee for the notes under the indenture. The indenture trustee's offices for notices under the indenture are located at ______________________________ and its telephone number is ______________.

      The principal compensation to be paid to the indenture trustee relating to its obligations under the indenture will be the Indenture Trustee Fee.

      The indenture will provide that the indenture trustee may withdraw funds from the Payment Account:

      o to reimburse itself for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection and including reasonable compensation and expenses, disbursements and advances of its agents, counsel, accountants and experts and

      o to reimburse the owner trustee for all reasonable out-of pocket expenses incurred or made by the owner trustee for all services rendered by the owner trustee it in the owner trustee's execution of the trust created under the owner trust agreement and in the exercise and performance of any of the owner trustee's powers and duties under the owner trust agreement.

      Under the indenture, the issuer, from the assets of the trust estate, shall indemnify the indenture trustee against any and all loss, liability or expense, including reasonable attorneys' fees, incurred by the indenture trustee in connection with the administration of the trust estate and the performance of the indenture trustee's duties hereunder. The issuer is not required, however, to reimburse any expense or indemnify against any loss, liability or expense incurred by the indenture trustee through the indenture trustee's own willful misconduct, negligence or bad faith.

                             THE SERVICING AGREEMENT

      The following summary describes specific terms of the servicing agreement, dated as of __________ __, ____, among the issuer, the indenture trustee and the master servicer. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the servicing agreement. Whenever particular sections or defined terms of the servicing agreement are referred to, those sections or defined terms are incorporated in this prospectus supplement by reference. The depositor will provide to a prospective or actual noteholder without charge, on written request, a copy, without exhibits, of the servicing agreement. Requests should be addressed to Credit Suisse First Boston Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010.

      [Discussion of servicing disclosure as necessary.] Servicing disclosure may include the following:

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

      __________________ is the master servicer under the Servicing Agreements. The master servicer is a ____________ corporation. The master servicer's principal offices are located in _______________.

      The principal compensation to be paid to the master servicer relating to its obligations under the servicing agreement is the Master Servicing Fee. As additional servicing compensation, the master servicer is entitled to retain all assumption fees and late payment charges relating to mortgage loans, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Payment Account, to the extent not payable as compensation to the indenture trustee, and any escrow accounts relating to mortgage loans serviced by it.

      When a principal prepayment in full is made on a mortgage loan, the mortgagor is charged interest only for the period from the due date of the preceding monthly payment up to the date of the prepayment, instead of for a full month. When a partial principal prepayment is made on a mortgage loan, the mortgagor is not charged interest on the amount of the prepayment for the month in which the prepayment is made. The master servicer is obligated to pay from its own funds only those interest shortfalls attributable to full and partial prepayments by the mortgagors on the mortgage loans, but only to the extent of the aggregate Master Servicing Fee for the related due period. The master servicer is obligated to pay some insurance premiums and ongoing expenses associated with the mortgage pool relating to mortgage loans and incurred by the master servicer in connection with its responsibilities under the servicing agreement and is entitled to reimbursement for those payments as provided in the servicing agreement. As to the mortgage loans serviced by _________, _________ will also be entitled to reimbursement of servicing advances and principal and interest advances made by it as servicer of those mortgage loans prior to the cut-off date. See "Servicing of Loans--Servicing Compensation and Payment of Expenses" in the prospectus for information regarding expenses payable by the servicer.

      [Portfolio History of the master servicer]

SALE OF DEFAULTED MORTGAGE LOANS

      If consent to the operation of the provisions described below shall have been given by the master servicer, unless the holder of a majority in percentage interest of the equity certificates, or the directing holder, is the seller or an affiliate of the seller, in which case consent shall not be required, then as to any mortgage loan that is delinquent in excess of the number of days provided in the servicing agreement, (1) the directing holder may direct the master servicer to commence foreclosure and (2) prior to commencement of foreclosure of any mortgage loan, the master servicer will notify the directing holder of the proposed foreclosure in order to permit the directing holder the right to instruct the master servicer to delay the proposed foreclosure. In the case of the exercise by the directing holder of the right to direct the master servicer under either clause (1) or clause (2) above, the directing holder will provide to the master servicer an appraisal of the related mortgaged property, or loan appraisal. Within two business days of instructing the master servicer to commence or delay foreclosure, the directing holder will deposit in a segregated collateral account maintained with the related servicer for the benefit of the noteholders an amount equal to ___% of the valuation of the related mortgage loan plus three months' interest at the related mortgage rate. While foreclosure is delayed under the direction of the directing holder, the directing holder may direct the related servicer to proceed with foreclosure at anytime.

      For any election by the directing holder to delay foreclosure, the valuation of any mortgage loan shall be the greater of the outstanding principal balance of the mortgage loan and the fair market value of the mortgage loan as provided in the related loan appraisal. For any election by the directing holder to commence foreclosure, the valuation of any mortgage loan shall equal the outstanding principal balance of that mortgage loan.

      At the time of the liquidation of the related mortgage loan or the disposition of the related mortgaged property in accordance with the requirements described in the related servicing agreement, the related servicer will calculate the amount, if any, by which the valuation exceeds the actual sales price obtained for the related mortgage loan or the mortgaged property, as the case may be, and the related servicer will withdraw the amount of that excess from the collateral account and deposit that amount into the related Payment Account. If the amount realized under the above- described procedures exceeds the valuation, the related servicer will deposit immediately on realization from the proceeds that excess into the Payment Account. The related servicer shall apply all these amounts as additional liquidation proceeds under the related servicing agreement. If any election to delay foreclosure is to be extended for a period in excess of three months from the directing holder's direction to the related servicer to delay foreclosure, the directing holder will be required to deposit in the collateral account in advance the amount of each additional month's interest at the related mortgage rate. If the above-described procedures do not result in the mortgage loan being brought current within six months of the directing holder's direction to the related servicer to delay foreclosure, the directing holder will be required to either purchase the mortgage loan for a purchase price equal to its fair market value as shown on the loan appraisal or allow the related servicer to proceed with the commencement of foreclosure. Should the directing holder elect to purchase the mortgage loan, the related servicer will first apply funds on deposit in the related collateral account towards the purchase price; any shortage will be paid by the directing holder and any excess will be returned to it.

      For any mortgage loan as to which the directing holder has directed the related servicer to commence foreclosure or to delay foreclosure, the servicer may withdraw from the collateral account from time to time amounts necessary to reimburse itself for all P&I Advances and servicing advances in accordance with the related servicing agreement. In the event that the related mortgage loan is brought current, the amounts so withdrawn from the collateral account by the related servicer as reimbursement for P&I Advances or servicing advances shall be redeposited in the collateral account by the related servicer and the servicer shall be reimbursed as provided in the related servicing agreement. Following foreclosure, liquidation, disposition or the bringing current of the related mortgage loan, as applicable, all amounts remaining in the collateral account will be released to the directing holder. In the event that amounts on deposit in the collateral account are insufficient to cover the withdrawals that the related servicer is entitled to make for P&I Advances, servicing advances or for deposit into the Payment Account, the directing holder will be obligated to pay those amounts to the related servicer for deposit into the collateral account. The directing holder may direct that amounts on deposit in the collateral account be invested in permitted investments. Interest or other income earned on funds in the collateral account will be paid to the directing holder and the amount of any loss on those funds will be immediately deposited into the collateral account by the directing holder when realized. The directing holder will grant to the related servicer for the benefit of the noteholders a security interest in the collateral account, all amounts deposited in that collateral account or invested in permitted investments, and all proceeds of the foregoing.

      In spite of the foregoing, the provisions described in "--Sale of Defaulted Mortgage Loans" above shall not be operative in the case of the mortgage loans serviced by ___________.

SERVICER EVENTS OF DEFAULT

      In addition to those Events of Default pertaining to the servicing of the mortgage loans and described under "The Agreements--Event of Default and Rights in the Case of Event of Default" in the prospectus, in the case of the occurrence of specific loss triggers relating to the mortgage loans, the master servicer may be removed as servicer of the mortgage loans serviced by it in accordance with the terms of the servicing agreement. If the master servicer is removed in connection with an Event of Default applicable to the master servicer under the terms of the servicing agreement, the owner trustee will become the successor servicer of the mortgage loans serviced by the terminated servicer.

                     THE INDENTURE AND OWNER TRUST AGREEMENT

      The following summary describes specific terms of the indenture. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the owner trust agreement and indenture. Whenever particular defined terms of the indenture are referred to, those defined terms are incorporated in this prospectus supplement by reference. The depositor will provide to a prospective or actual noteholder without charge, on written request, a copy, without exhibits, of the indenture and the owner trust agreement. Requests should be addressed to Credit Suisse First Boston Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010.

GENERAL

      The notes will be issued under the indenture, a form of which is filed as an exhibit to the registration statement. A current report on Form 8-K relating to the notes containing a copy of the indenture and the owner trust agreement as executed will be filed by the depositor with the Commission within fifteen days of the initial issuance of the notes. Reference is made to the prospectus for important information in addition to that described in this prospectus supplement regarding the trust estate, the terms and conditions of the indenture and the owner trust agreement and the notes. The notes will be transferable and exchangeable at the corporate trust offices of the indenture trustee, located in
_______________.

ASSIGNMENT OF MORTGAGE LOANS

      On or prior to the date the notes are issued, the seller will convey each mortgage loan to __________, who in turn will convey each mortgage loan to the depositor, who in turn will convey each mortgage loan to the issuer.

      At the time of issuance of the notes, the issuer will pledge all of its right, title and interest in and to the mortgage loans, including all principal and interest due on each mortgage loan after the cut-off dates, without recourse, to the indenture trustee under the indenture as collateral for the notes; provided, however, that the seller will reserve and retain all its right, title and interest in and to principal and interest due on the mortgage loans on or prior to the cut-off date, whether or not received on or prior to the cut-off date, and to prepayments received prior to the cut-off date. The indenture trustee, concurrently with the assignment, will authenticate and deliver the notes at the direction of the issuer in exchange for, among other things, the mortgage loans.

      The indenture will require the issuer to deliver to the indenture trustee or to a custodian for each mortgage loan:

      o     the mortgage note endorsed without recourse to the indenture trustee
      o the original mortgage with evidence of recording indicated on the mortgage and
      o an assignment of the mortgage in recordable form to the indenture trustee.

      The assignments of mortgage loans are required to be recorded by or on behalf of the seller, at the expense of the seller, in the appropriate offices for real property records.

EVENTS OF DEFAULT

      As specified in the prospectus, if an Event of Default occurs and is continuing, the indenture trustee or the holders of a majority of the voting rights may declare the note balance of all the notes to be due and payable immediately. This declaration may, under particular circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding voting rights.

      If following an Event of Default, the notes have been declared to be due and payable, the indenture trustee may, in its discretion, in spite of the related acceleration, elect to maintain possession of the collateral securing the notes and to continue to apply payments on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of and interest on the notes as they would have become due if the declaration had not been made. In addition, the indenture trustee may not sell or otherwise liquidate the collateral securing the notes following an Event of Default, unless:

      o the holders of 100% of the then aggregate outstanding voting rights consent to the sale,
      o the proceeds of the sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid at their respective Note Accrual Rates, on the outstanding notes at the date of sale or
      o the indenture trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as the payments would have become due if the notes had not been declared due and payable, and the indenture trustee obtains the consent of the holders of 66 2/3% of the then aggregate outstanding voting rights.

      In the event that the indenture trustee liquidates the collateral in connection with an Event of Default, the indenture provides that the indenture trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, when an Event of Default occurs, the amount available for payments to the noteholders would be less than would otherwise be the case. However, the indenture trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the noteholders after the occurrence of an Event of Default.

      In the event the principal of the notes is declared due and payable, as described in this section, the holders of any notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount of their notes less the amount of the discount that is unamortized.

      No noteholder will have any right under the indenture to institute any proceeding relating to the indenture unless:

      o the holder previously has given to the indenture trustee written notice of default and the continuance of the default;
      o the holders of notes of any class evidencing not less than 25% of the aggregate outstanding note balance constituting that class:
      o have made written request to the indenture trustee to institute the proceeding in its own name as indenture trustee under the indenture and
      o     have offered to the indenture trustee reasonable indemnity;
      o the indenture trustee has neglected or refused to institute any proceeding for 60 days after receipt of the request and indemnity; and
      o no direction inconsistent with the written request has been given to the indenture trustee during the 60 day period by the holders of a majority of the note balance of that class.

However, the indenture trustee will be under no obligation to exercise any of the trusts or powers vested in it by the indenture or to institute, conduct or defend any litigation under the indenture or in relation to the indenture at the request, order or direction of any of the holders of notes covered by the indenture, unless the holders have offered to the indenture trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by the indenture trustee in that action.

VOTING RIGHTS

      At all times, 100% of all voting rights will be allocated among the holders of the Class A Notes, or, after the Class A Notes have been paid in full, the class of Subordinate Notes then outstanding with the lowest numerical class designation, in proportion to the then outstanding note balances of their respective notes.

OPTIONAL REDEMPTION

      At its option, the majority holder of the equity certificates may redeem the notes, in whole but not in part, on any payment date on or after the payment date on which the aggregate note balance is reduced to less than ___% of the aggregate initial note balance. Any redemption of this type will be paid in cash at a price equal to the sum of:

      o     100% of the aggregate note balance then outstanding,
      o the aggregate of any Allocated Realized Loss Amounts on the notes remaining unpaid immediately prior to that payment date,
      o the aggregate of the Interest Payment Amounts on the notes for that payment date and
      o the aggregate of any Interest Carry Forward Amounts for that payment date.

      In the case of any optional redemption, the remaining assets in the trust estate shall be released from the lien of the indenture.

      For purposes of payments on the notes and equity certificates on the payment date of any redemption, the redemption price shall be applied by the indenture trustee as a final liquidation of each of the mortgage loans and properties. The redemption price relating to any properties, at their then fair market value, may result in a shortfall in payment to, and/or the allocation of Realized Losses to, one or more classes of the notes. Furthermore, the Master Servicing Fee and the Indenture Trustee Fee, as well as expenses and reimbursements permitted to be paid from the assets of the trust estate under the indenture or the applicable servicing agreement, in each case to the extent payable or reimbursable as to the mortgage loans, will be payable from the amount received relating to the redemption price and therefore, as provided in the indenture, will be excluded from the Available Payment Amount for the payment date of the redemption.

      In no event will the trust created by the indenture continue beyond the expiration of 21 years from the death of the survivor of the persons named in the indenture. See "Description of the Securities--Termination" in the prospectus.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

      ________________, counsel to the depositor, has filed with the depositor's registration statement an opinion stating that the discussion in this section, along with the discussion in the prospectus under "Material Federal Income Tax Consequences," represents counsel's opinion as to the material federal income tax consequences of investing in the certificates. At the time of the issuance of the notes, counsel to the depositor, will deliver its opinion to the effect that based on the application of existing law and assuming compliance with the owner trust agreement, for federal income tax purposes:

      o the notes will be characterized as indebtedness and not as representing an ownership interest in the trust estate or an equity interest in the issuer or the depositor and
      o     the issuer will not be:
      o classified as an association taxable as a corporation for federal income tax purposes,
      o     a "publicly traded partnership" as defined in Treasury Regulation
            Section 1.7704 or
      o a "taxable mortgage pool" within the meaning of Section 7701(i) of the Internal Revenue Code.

      The notes will not be treated as having been issued with original issue discount. The prepayment assumption that will be used in determining the rate of amortization of market discount and premium, if any, for federal income tax purposes will be based on the assumption that the mortgage loans will prepay at a rate equal to __% CPR. No representation is made that the mortgage loans will prepay at that rate or at any other rate. See "Material Federal Income Tax Consequences" in the prospectus.

      The notes will not be treated as assets described in Section 7701(a)(19)(C) of the Internal Revenue Code or "real estate assets" under
Section 856(c)(4)(A) of the Internal Revenue Code. In addition, interest on the notes will not be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Internal Revenue Code. The notes will also not be treated as "qualified mortgages" under Section 860G(a)(3)(C) of the Internal Revenue Code.

      Prospective investors in the notes should see "Material Federal Income Tax Consequences" and "State and Other Tax Consequences" in the prospectus for a discussion of the application of material federal income and state and local tax laws to the issuer and purchasers of the notes.

                             METHOD OF DISTRIBUTION

      Subject to the terms and conditions provided in the underwriting agreement, dated ________ __, ____, the depositor has agreed to sell, and [Name of Underwriter], the underwriter, has agreed to purchase the notes. The underwriter is obligated to purchase all notes of the respective classes offered by this prospectus supplement if it purchases any. The underwriter is an affiliate of the depositor.

      The notes will be purchased from the depositor by the underwriter and will be offered by the underwriter to the public from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the depositor from the sale of the notes, before deducting expenses payable by the depositor, will be approximately ___% of the aggregate initial note balance of the notes. In connection with the purchase and sale of the notes, the underwriter may be deemed to have received compensation from the depositor in the form of underwriting discounts.

      The offered notes are offered subject to receipt and acceptance by the underwriter, to prior sale and to the underwriter's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the offered notes will be made through the facilities of DTC on or about the closing date.

      The underwriting agreement provides that the depositor will indemnify the underwriter against various civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments the underwriter may be required to make relating to that indemnification.

      There can be no assurance that a secondary market for the notes will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the notes will be the monthly statements discussed in the prospectus under "The Agreements--Reports to Securityholders", which will include information as to the outstanding principal balance of the notes and the status of the applicable form of credit enhancement. There can be no assurance that any additional information regarding the notes will be available through any other source. In addition, the depositor is not aware of any source through which price information about the notes will be available on an ongoing basis. The limited nature of information regarding the notes may adversely affect the liquidity of the notes, even if a secondary market for the notes becomes available.

                                  LEGAL MATTERS

      Some specific legal matters relating to the notes will be passed on for the depositor and the underwriter by [Orrick, Herrington & Sutcliffe LLP, New York, New York] [Sidley Austin Brown & Wood LLP, New York, New York] [Thacher Proffitt & Wood LLP, New York, New York] [McKee Nelson LLP, New York, New York].

                                     RATINGS

      It is a condition of the issuance of the notes that the Class A Notes be rated "AAA" by _____________ and "AAA" by _______________, that the Class M-1
Notes be rated at least "AA" by ____ and at least "AA" by ____, that the Class M-2 Notes be rated at least "A" by ____ and at least "A" by _____ and that the Class M-3 Notes be rated at least "BBB" by _____.

      The ratings of _____ and _____ assigned to the notes address the likelihood of the receipt by noteholders of all payments to which the noteholders are entitled, other than payments of interest to the extent of any Interest Carry Forward Amounts. The rating process addresses structural and legal aspects associated with the notes, including the nature of the underlying mortgage loans. The ratings assigned to the notes do not represent any assessment of the likelihood that principal prepayments will be made by the mortgagors or the degree to which the rate of prepayments will differ from that originally anticipated. The ratings do not address the possibility that noteholders might suffer a lower than anticipated yield due to non-credit events.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the notes are subsequently lowered for any reason, no person or entity is obligated to provide any additional credit support or credit enhancement for the notes.

      The depositor has not requested that any rating agency rate the notes other than as stated in this section. However, there can be no assurance as to whether any other rating agency will rate the notes, or, if it does, what rating would be assigned by any other rating agency. A rating on the notes by another rating agency, if assigned at all, may be lower than the ratings assigned to the notes as stated in this section.

                                LEGAL INVESTMENT

      The Class A Notes and the Class M-1 Notes will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 for so long as they are rated not lower than the second highest rating category by a rating agency and, as such, will be legal investments for various entities to the extent provided in SMMEA. SMMEA, however, provides for state limitation on the authority of those entities to invest in "mortgage related securities", provided that the restricting legislation was enacted prior to October 3, 1991. Some states have enacted legislation which overrides the preemption provisions of SMMEA. [The Class M-2 Notes and the Class M-3 Notes will not constitute "mortgage related securities" for purposes of SMMEA.]

      The depositor makes no representations as to the proper characterization of the notes for legal investment or other purposes, or as to the ability of particular investors to purchase the notes under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the notes. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the notes constitute a legal investment or are subject to investment, capital or other restrictions.

      See "Legal Investment" in the prospectus.

                              ERISA CONSIDERATIONS

      The Employee Retirement Income Security Act of 1974, as amended and
Section 4975 of the Internal Revenue Code impose some requirements on employee benefit plans and other retirement plans and arrangements, including, but not limited to, individual retirement accounts and annuities, as well as on collective investment funds and various separate and general accounts of insurance companies in which those plans or arrangements (collectively, "plans") are invested and on persons who are fiduciaries for those plans. ERISA and the Internal Revenue Code prohibit some transactions involving the assets of a plan and parties in interest or "disqualified persons" (collectively, a "party in interest"), within the meaning of the Internal Revenue Code and "parties in interest", within the meaning of ERISA, who have specified relationships to the ERISA plan. Accordingly, prior to making an investment in the notes, investing plans should determine whether the issuer, the depositor, the seller, the trust estate, the underwriter, any other underwriter, the owner trustee, the indenture trustee, the master servicer, the servicers, any other servicer, any administrator, any provider of credit support, or any insurer or any of their affiliates is a party in interest for that plan and, if so, whether the transaction is subject to one or more statutory, regulatory or administrative exemptions.

      Additionally, an investment of the assets of a plan in securities may cause the assets included in the trust estate to be deemed plan assets of the plan, and any person with specified relationships to the trust estate to be deemed a party in interest for the investing plan. The U.S. Department of Labor has promulgated regulations at 29 C.F.R. Section 2510.3-101 defining the plan assets for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Internal Revenue Code. Under these regulations, in most cases, when a plan acquires an "equity interest" in another entity, for example the trust estate, the underlying assets of that entity may be considered to be plan assets. The regulations provide that the term "equity interest" means any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no "substantial equity features." Although not entirely free from doubt, it is believed that, as of the date of this prospectus supplement, the notes will be treated as debt obligations without significant equity features for the purposes of the regulations.

      Nevertheless, the acquisition and holding of notes of any class by or on behalf of a plan could give rise to a prohibited transaction under ERISA and
Section 4975 of the Internal Revenue Code or a similar law if the trust, the servicer, the issuer, the owner trustee, the indenture trustee, any holder of 50% or more of the certificates or any of their respective affiliates, is or becomes a "party in interest" with respect to any plan whose assets are used to acquire notes. In such case, certain exemptions from the prohibited transaction rules could be applicable to such acquisition and holding by a plan depending on the type and circumstances of the fiduciary making the decision to acquire a note on behalf of the plan. Each plan that acquires a note or an interest in a note shall be deemed to represent, by its acceptance of the note or interest, that its acquisition and holding of the note satisfy the requirements for exemptive relief under Prohibited Transaction Class Exemption ("PTCE") 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1, PTCE 84-14 or a similar exemption, or, in the case of a plan subject to a similar law, will not result in a non-exempt violation of a similar law.

      Because the depositor, the seller, an underwriter, the indenture trustee, the servicer, the issuer, the owner trustee or any of their affiliates may receive certain benefits in connection with an investment in the notes, an investment by any plan for which any of these persons

      o has investment or administrative discretion with respect to the plan's assets;
      o has authority or responsibility to give, or regularly gives, investment advice with respect to the plan's assets for a fee and pursuant to an agreement or understanding that such advice
      o will serve as a primary basis for investment decisions with respect to the plan's assets and
      o will be based on the particular investment needs for the plan; or o is an employer maintaining or contributing to the plan may constitute a non-exempt prohibited transaction.

      Because of the factual nature of some of the above-described provisions of ERISA, the Internal Revenue Code and the regulations, plans or persons investing plan assets should carefully consider whether that investment might constitute or give rise to a prohibited transaction under ERISA or the Internal Revenue Code.

      Although there is no authority directly on point, the issuer believes that, at the date of this prospectus supplement, the notes should be treated as indebtedness without substantial equity features for purposes of the regulation. The issuer also believes that, so long as the notes retain a rating of at least investment grade, the notes should continue to be treated as indebtedness without substantial equity features for the purposes of the regulation. There is, however, increased uncertainty regarding the characterization of debt instruments that do not carry an investment grade rating. Consequently, in the event of a withdrawal or downgrade to below investment grade of the rating of the notes, the subsequent transfer of such notes or any interest therein to a plan trustee or other person acting on behalf of a plan, or using plan assets to effect such transfer, is subject to restrictions. A prospective transferee of the notes or any interest therein who is a plan trustee or is acting on behalf of a plan, or using plan assets to effect such transfer, is required to provide written confirmation (or in the case of any note transferred in book-entry form, will be deemed to have confirmed) that at the time of such transfer such notes are rated at least investment grade, and that such transferee believes that such notes are properly treated as indebtedness without substantial equity features for purposes of the regulations, and agrees to so treat such notes, and that either (1) none of the trustee, the depositor, issuer, the owner trustee, any provider of credit support, the indenture trustee, the servicer or the underwriter or any of their affiliates is a "party in interest" (within the meaning of ERISA) or "disqualified person" (within the meaning of the Internal Revenue Code) with respect to any "plan assets" of such person or (2) the acquisition and holding of the notes qualifies under an exemption and will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Internal Revenue Code as a result of any of the above-mentioned persons being a party in interest or disqualified person with respect to any "plan assets" of such purchaser. Regardless of the rating of the notes, a prospective purchaser or transferee may instead provide the trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the trustee, the issuer, the servicer or the underwriter which opines that the purchase, holding and transfer of such note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Internal Revenue Code and will not subject the owner trustee, the indenture trustee, the issuer, the servicer or the underwriter to any obligation in addition to those undertaken in the indenture. Any plan fiduciary which proposes to cause a plan to acquire any of the notes should consult with its counsel as to the potential consequences under ERISA and the Internal Revenue Code of the plan's acquisition and ownership of those notes.

                                     ANNEX I

            GLOBAL CLEARANCE, SETTLEMENT AND DOCUMENTATION PROCEDURES

      Except in limited circumstances, the globally offered Credit Suisse First Boston Mortgage Acceptance Corp., Credit Suisse First Boston Trust Series ____-__, Mortgage-Backed Notes, Series ____-__, [Class A, Class M-1, Class M-2 and Class M-3 Notes], the Global Securities, will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through any of DTC, Clearstream or Euroclear. The Global Securities will be traceable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

      Secondary market trading between investors holding Global Securities through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

      Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

      Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream, Luxembourg and Euroclear (in such capacity) and as DTC Participants.

      Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

      All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

      Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

      Investors electing to hold their Global Securities through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

      Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

      TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

      TRADING BETWEEN CLEARSTREAM, LUXEMBOURG AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between Clearstream, Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

      TRADING BETWEEN DTC SELLER AND CLEARSTREAM, LUXEMBOURG OR EUROCLEAR PURCHASER. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream, Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. Clearstream, Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such interest period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system, and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream, Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

      Clearstream, Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream, Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

      As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream, Luxembourg Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream, Luxembourg Participant's or Euroclear Participant's particular cost of funds.

      Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream, Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC Seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

      TRADING BETWEEN CLEARSTREAM, LUXEMBOURG OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Clearstream, Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream, Luxembourg or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such interest period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream, Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream, Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream, Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

      Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream, Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

      (a) borrowing through Clearstream, Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream, Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

      (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

      (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream, Luxembourg Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A beneficial owner of Global Securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

      EXEMPTION FOR NON-U.S. PERSONS (FORM W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons can generally obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States tax withholding). Non-U.S. Persons residing in a country that has a tax treaty with the United States also can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change. Form W-8BEN may be filed by Certificate Holders or their agent.

      EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Persons Claim of Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States). If the information shown on Form W-8ECI changes, a new Form W-8ECI must be filed within 30 days of such change. Form W-8ECI may be filed by certificateholders or their agent.

      EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

      U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The Certificate Owner of a Global Security or his agent files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8BEN and Form W-8ECI are effective until the third succeeding calendar year from the date the form is signed.

      The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                      CREDIT SUISSE FIRST BOSTON MBN TRUST
                                  SERIES ____-_

              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                                    DEPOSITOR


                              MORTGAGE-BACKED NOTES

                                  SERIES ____-_

                         $_____________________________
                                  (APPROXIMATE)

                      -------------------------------------


                              PROSPECTUS SUPPLEMENT


                      -------------------------------------


                              [NAME OF UNDERWRITER]

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the Series ____-_ Mortgage-Backed Notes in any state where the offer is not permitted.

We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on the respective covers.

Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Series ____-_ Mortgage-Backed Notes and for their unsold allotments or subscriptions. In addition, all dealers selling the Series ____-_ Mortgage-Backed Notes will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

_______________ _____, ______

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                              SUBJECT TO COMPLETION

                  PRELIMINARY PROSPECTUS DATED JANUARY 5, 2005


PROSPECTUS

MORTGAGE PASS-THROUGH CERTIFICATES MORTGAGE-BACKED NOTES

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

Depositor

                     THE DEPOSITOR MAY PERIODICALLY ESTABLISH TRUSTS TO ISSUE SECURITIES
You should           IN SERIES BACKED BY MORTGAGE COLLATERAL.
Carefully Consider   EACH TRUST WILL CONSIST PRIMARILY OF:
the Risk Factors     -  One or more pools of senior or junior mortgage loans, which may
beginning on            include closed-end loans and /or revolving credit loans, secured by
Page 5 in this          residential properties, loans secured by manufacturing homes, or
prospectus.             Participation interests in those loans.

THIS PROSPECTUS      -  Agency mortgage-backed securities.
TOGETHER WITH THE    -  Private mortgage-backed securities.
ACCOMPANYING         THE SECURITIES IN A SERIES:
PROSPECTUS           -  Will consist of certificates representing interests in, or notes
SUPPLEMENT WILL         secured by, a trust and will be paid only from the assets of that
CONSTITUTE THE FULL     trust.
PROSPECTUS.          -  May include multiple classes of securities with differing payment terms and priorities.

                     -  Will have the benefit of credit enhancement.

The securities may be offered to the public through several different methods. Credit Suisse First Boston LLC, an affiliate of Credit Suisse First Boston Mortgage Acceptance Corp., may act as agent or underwriter in connection with the sale of those securities. This prospectus and the accompanying prospectus supplement may be used by Credit Suisse First Boston LLC in secondary market transactions in connection with the offer and sale of any securities. Credit Suisse First Boston LLC may act as principal or agent in those transactions and those sales will be made at prevailing market prices or otherwise.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               January [__], 2005

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

We provide information to you about the securities in two separate documents that provide progressively more detail:

- this prospectus, which provides general information, some of which may not apply to your series of securities; and

- the accompanying prospectus supplement, which describes the specific terms of your series of securities.

If the terms of a particular series of securities vary between this prospectus and the accompanying prospectus supplement, you should rely on the information in the prospectus supplement.

You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the securities in any state where the offer is not permitted.

We include cross-references in this prospectus and the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following Table of Contents and the Table of Contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

You can find a listing of definitions for capitalized terms used in this prospectus under the caption "Glossary" in this prospectus.

                                                   TABLE OF CONTENTS

                                                      PAGE                                               PAGE
                                                      ----                                               ----
RISK FACTORS. . . . . . . . . . . . . . . . . . . . .    5  CREDIT SUPPORT . . . . . . . . . . . . . . .   47
DESCRIPTION OF THE SECURITIES . . . . . . . . . . . .    9      General. . . . . . . . . . . . . . . . .   47
    General . . . . . . . . . . . . . . . . . . . . .    9      Subordinate Securities; Subordination
    Distributions on the Securities . . . . . . . . .    9        Reserve Fund . . . . . . . . . . . . .   48
    Categories of Classes of Securities . . . . . . .   11      Overcollateralization. . . . . . . . . .   49
    Funding Account . . . . . . . . . . . . . . . . .   13      Cross-Support Features . . . . . . . . .   49
    Optional Termination. . . . . . . . . . . . . . .   13      Insurance. . . . . . . . . . . . . . . .   50
    Book-entry Registration . . . . . . . . . . . . .   13      Letter of Credit . . . . . . . . . . . .   50
EXCHANGEABLE SECURITIES . . . . . . . . . . . . . . .   13      Financial Guarantee Insurance. . . . . .   50
YIELD, PREPAYMENT AND MATURITY. . . . . . . . . . . .           Reserve Funds. . . . . . . . . . . . . .   50
  CONSIDERATIONS  . . . . . . . . . . . . . . . . . .   14  DESCRIPTION OF MORTGAGE AND. . . . . . . . .   51
    Payment Delays. . . . . . . . . . . . . . . . . .   14  OTHER INSURANCE
    Principal Prepayment. . . . . . . . . . . . . . .   15      Mortgage Insurance on the Loans. . . . .   52
    Timing of Reduction of Principal Balance. . . . .   15      Hazard Insurance on the Loans. . . . . .   52
    Interest or Principal Only Securities . . . . . .   15      Bankruptcy Bond. . . . . . . . . . . . .   55
    Funding Account . . . . . . . . . . . . . . . . .   15      Repurchase Bond. . . . . . . . . . . . .   56
    Final Scheduled Distribution Date . . . . . . . .   15  THE AGREEMENTS . . . . . . . . . . . . . . .   57
    Prepayments and Weighted Average Life . . . . . .   16      Assignment of Mortgage Assets. . . . . .   57
    Other Factors Affecting Weighted Average Life . .   16      Repurchase and Substitution of Loans . .   57
THE TRUST FUNDS . . . . . . . . . . . . . . . . . . .   19      Reports to Securityholders . . . . . . .   60
    Private Mortgage-Backed Securities. . . . . . . .   20      Investment of Funds. . . . . . . . . . .   61
    The Agency Securities . . . . . . . . . . . . . .   22      Event of Default and Rights in the Case    62
    The Mortgage Loans. . . . . . . . . . . . . . . .   23        of Events of Default . . . . . . . . .
    The Manufactured Home Loans . . . . . . . . . . .   30      The Owner Trustee. . . . . . . . . . . .   63
    Collection Account and Payment Account. . . . . .   31      The Trustee  . . . . . . . . . . . . . .   65
    Other Funds or Accounts . . . . . . . . . . . . .   32      Duties of the Trustee. . . . . . . . . .   65
LOAN UNDERWRITING PROCEDURES AND                                Resignation of Trustee . . . . . . . . .   65
  STANDARDS . . . . . . . . . . . . . . . . . . . . .   33      Payment Account. . . . . . . . . . . . .   66
    Underwriting Standards. . . . . . . . . . . . . .   33      Expense Reserve Fund . . . . . . . . . .   66
    Loss Experience . . . . . . . . . . . . . . . . .   35      Amendment of Agreements. . . . . . . . .   67
    Representations and Warrants. . . . . . . . . . .   35      Voting Rights. . . . . . . . . . . . . .   67
SERVICING OF LOANS. . . . . . . . . . . . . . . . . .   37      REMIC Administrator. . . . . . . . . . .   68
    General . . . . . . . . . . . . . . . . . . . . .   37      Termination. . . . . . . . . . . . . . .   68
    Collection Procedures; Escrow Accounts. . . . . .   38  LEGAL ASPECTS OF LOANS. . . . . . . .  . . .   68
    Deposits to and Withdrawals from the Collection .   38      Cooperative Loans  . . . . . . . . . . .   69
    Servicing Accounts. . . . . . . . . . . . . . . .   40      Tax Aspects of Cooperative Ownership . .   69
    Buy-down Loans, GPM Loans and Other                         Foreclosure on Mortgage Loans. . . . . .   71
      Subsidized Loans. . . . . . . . . . . . . . . .   40      Realizing on Cooperative Loan Security .   71
    Advances. . . . . . . . . . . . . . . . . . . . .   41      Rights of Redemption . . . . . . . . . .   73
    Maintenance of Insurance Policies and Other                 Anti-deficiency Legislation and Other. .   74
      Servicing Procedures. . . . . . . . . . . . . .   41        Limitations on Lenders . . . . . . . .
    Presentation of Claims; Realization on Defaulted            Leasehold Considerations . . . . . . . .   75
      Loans . . . . . . . . . . . . . . . . . . . . .   44      Soldiers' and Sailors' Civil Relief Act.   77
    Enforcement of Due-on-sale Clauses. . . . . . . .   45      Junior Mortgages; Rights of Senior . . .   77
    Servicing Compensation and Payment of                         Mortgagees . . . . . . . . . . . . . .
      Expenses. . . . . . . . . . . . . . . . . . . .   45      Due-on-sale Clauses in Mortgage Loans. .   78
    Evidence as to Compliance . . . . . . . . . . . .   46      Enforceability of Prepayment and Late. .   79
    Matters Regarding the Master Servicer and the                  Payment Fees. . . . . . . . . . . . .
      Depositor . . . . . . . . . . . . . . . . . . .   46      Equitable Limitations on Remedies. . . .   80
                                                                Applicability of Usury Laws. . . . . . .   80
                                                                Adjustable Interest Rate Loans . . . . .   80
                                                                Environmental Legislation. . . . . . . .   81
                                                                                                           81


                                        3

                                                      PAGE                                               PAGE
                                                      ----                                               ----
    Forfeitures in Drug and RICO Proceedings. . . . .   82      Taxation of Owners of REMIC Residual
    Negative Amortization Loans . . . . . . . . . . .   82        Certificates . . . . . . . . . . . . .   90
MATERIAL FEDERAL INCOME TAX . . . . . . . . . . . . .           Notes. . . . . . . . . . . . . . . . . .  100
  CONSEQUENCES. . . . . . . . . . . . . . . . . . . .   83  STATE AND OTHER TAX
    General . . . . . . . . . . . . . . . . . . . . .   83    CONSEQUENCES . . . . . . . . . . . . . . .  101
    REMICs . . . . . . . . . . . . . . . . .. . . . .   83  ERISA CONSIDERATIONS . . . . . . . . . . . .  101
    Classification of REMICs. . . . . . . . . . . . .   83  LEGAL INVESTMENT . . . . . . . . . . . . . .  107
    Characterization of Investments in                      LEGAL MATTERS. . . . . . . . . . . . . . . .  108
      REMIC Certificates. . . . . . . . . . . . . . .   84  THE DEPOSITOR. . . . . . . . . . . . . . . .  109
    Tiered REMIC Structures . . . . . . . . . . . . .   84  USE OF PROCEEDS. . . . . . . . . . . . . . .  109
    Taxation of Owners of REMIC                             PLAN OF DISTRIBUTION . . . . . . . . . . . .  109
      Regular Certificates. . . . . . . . . . . . . .   85  GLOSSARY . . . . . . . . . . . . . . . . . .  111

                                  RISK FACTORS

     THE PROSPECTUS AND RELATED PROSPECTUS SUPPLEMENT WILL DESCRIBE THE MATERIAL RISK FACTORS RELATED TO YOUR SECURITIES. THE SECURITIES OFFERED UNDER THIS PROSPECTUS AND THE RELATED PROSPECTUS SUPPLEMENT ARE COMPLEX SECURITIES. YOU SHOULD POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED IN THIS PROSPECTUS AND THE PROSPECTUS SUPPLEMENT IN THE CONTEXT OF YOUR FINANCIAL SITUATION AND TOLERANCE FOR RISK.

THERE IS NO SOURCE OF PAYMENTS FOR YOUR SECURITIES        When you buy a security, you will not own an interest
OTHER THAN PAYMENTS ON THE MORTGAGE LOANS IN THE          in or a debt obligation of Credit Suisse First Boston
TRUST AND ANY CREDIT ENHANCEMENT.                         Mortgage Acceptance Corp., the master servicer or
                                                          any of their affiliates. You will own an interest in the
                                                          trust in the case of a series of certificates, or you will be entitled to proceeds from the trust established in the
                                                          case of a series of notes. Your payments come only
                                                          from assets in the trust. Therefore, the mortgagors'
                                                          payments on the mortgage loans included in the trust
                                                          (and any credit enhancements) will be the sole source
                                                          of payments to you. If those amounts are insufficient
                                                          to make required payments of interest or principal to
                                                          you, there is no other source of payments. Moreover,
                                                          no governmental agency either guarantees or insures
                                                          payments on the securities or any of the mortgage
                                                          loans, except as otherwise described in the related
                                                          prospectus supplement.

YOU BEAR THE RISK OF MORTGAGOR DEFAULTS; SOME             Because your securities are backed by the mortgage
KINDS OF MORTGAGE LOANS MAY BE ESPECIALLY PRONE TO        loans, your investment may be affected by a decline in
DEFAULTS.                                                 real estate values and changes in each individual
                                                          mortgagor's financial conditions. You should be aware
                                                          that the value of the mortgaged properties may decline.
                                                          If the outstanding balance of a mortgage loan and any
                                                          secondary financing on the underlying property is
                                                          greater than the value of the property, there is an
                                                          increased risk of delinquency, foreclosure and losses.
                                                          To the extent your securities are not covered by credit
                                                          enhancements, you will bear all of the risks resulting
                                                          from defaults by mortgagors. In addition, several types
                                                          of mortgage loans which have higher than average
                                                          rates of default or loss may be included in the trust that issues your certificate or note. The following types of
                                                          loans may be included:

                                                             -  mortgage loans that are subject to "negative
                                                                amortization". The principal balances of these
                                                                loans may be increased to amounts greater than
                                                                the value of the underlying property. This
                                                                increases the likelihood of default;


                                        5

                                                             -  mortgage loans that do not fully amortize over their
                                                                terms to maturity which are sometimes referred to as
                                                                "balloon loans" and some revolving credit loans that do
                                                                not significantly amortize prior to maturity. Balloon loans and revolving credit loans involve a greater degree of risk because the ability of a mortgagor to make the final
                                                                payment on these types of mortgage loans typically
                                                                depends on the ability to refinance the loan or sell the
                                                                related mortgaged property;

                                                          In addition, due to the unpredictable nature of principal
                                                          payments for revolving credit loans, the rates of principal payments for those loans may be more volatile than for
                                                          typical first lien loans. To the extent the principal
                                                          payments on certain revolving credit loans are being
                                                          reinvested on Draws on other revolving credit loans in the pool, principal distributions on your securities may be
                                                          further reduced;

                                                             -  adjustable rate mortgage loans and other mortgage
                                                                loans that provide for escalating or variable payments by
                                                                the mortgagor. The mortgagor may have qualified for
                                                                those loans based on an income level sufficient to make
                                                                the initial payments only. As the payments increase, the
                                                                likelihood of default will increase;

                                                             -  loans secured by second or more junior liens. The cost
                                                                of foreclosure on these loans compared to the potential
                                                                foreclosure proceeds, after repaying all senior liens, may cause these loans to be effectively unsecured; and

                                                             -  mortgage loans that are concentrated in one or more
                                                                regions, states or zip code areas of the United States.
                                                                Those geographic units may experience weak economic
                                                                conditions and housing markets. This may cause higher
                                                                rates of loss and delinquency. See "The Mortgage Pool" in
                                                                the prospectus supplement to see if any of these or other
                                                                types of special risk loans are included in the mortgage
                                                                pool applicable to your securities.


                                        6

CREDIT ENHANCEMENTS MAY BE LIMITED OR REDUCED             This prospectus supplement related to your securities may
AND THIS MAY CAUSE YOUR SECURITIES TO BEAR MORE           specify that credit enhancements will provide some
RISK OF MORTGAGOR DEFAULTS.                               protection to cover various losses on the underlying
                                                          mortgage loans. The forms of credit enhancement include
                                                          (but are not limited to) the following: subordination of one or more classes of securities to other classes of securities in the same series evidencing beneficial ownership in the
                                                          same pool of collateral or different pools; having assets in the trust with a greater amount of aggregate principal
                                                          balance than the aggregate principal balance of the
                                                          securities in a series; an insurance policy on a particular class of securities; a letter of credit; a mortgage pool
                                                          insurance policy; a reserve fund; or any combination of
                                                          the above. See "Credit Support" in this prospectus. See
                                                          also "Credit Enhancement" in the prospectus supplement
                                                          in order to see what forms of credit enhancements apply to your securities.

                                                          Regardless of the form of credit enhancement, an investor
                                                          should be aware that:

                                                             -  The amount of coverage is usually limited;

                                                             -  The amount of coverage will usually be reduced over
                                                                time according to a schedule or formula;

                                                             -  The particular forms of credit enhancement may provide
                                                                coverage only to some types of losses on the mortgage
                                                                loans, and not to other types of losses;

                                                             -  The particular forms of credit enhancement may provide
                                                                coverage only to some certificates or notes and not other
                                                                securities of the same series; and

                                                             -  If the applicable rating agencies believe that the rating on the securities will not be adversely affected, some types of credit enhancement may be reduced or terminated.

THE RATINGS OF YOUR SECURITIES MAY BE LOWERED OR          Any class of securities issued under this prospectus and
WITHDRAWN, AND DO NOT TAKE INTO ACCOUNT RISKS             the accompanying prospectus supplement will be rated in
OTHER THAN CREDIT RISKS WHICH YOU WILL BEAR.              one of the four highest rating categories of at least one
                                                          nationally recognized rating agency. A rating is based on
                                                          the adequacy of the value of the trust assets and any credit enhancement for that class, and reflects the rating agency's assessment of how likely it is that holders of the class of securities will receive the payments to which they are
                                                          entitled. A rating does not constitute an assessment of how likely it is that principal prepayments on the underlying
                                                          loans will be made, the degree to which the rate of
                                                          prepayments might differ from that originally anticipated, or the likelihood that the securities will be redeemed early.
                                                          A rating is not a recommendation to purchase, hold, or sell securities because it does not address the market price of the securities or the suitability of the securities for any particular investor.


                                        7

                                                          A rating may not remain in effect for any given period of
                                                          time and the rating agency could lower or withdraw the
                                                          rating, entirely in the future. For example, the rating
                                                          agency could lower or withdraw its rating due to:

                                                             -  a decrease in the adequacy of the value of the trust
                                                                assets or any related credit enhancement, an adverse
                                                                change in the financial or other condition of a credit
                                                                enhancement provider, or

                                                             -  a change in the rating of the credit enhancement
                                                                provider's long-term debt.

                                                          The amount, type, and nature of credit enhancement
                                                          established for a class of securities will be determined on the basis of criteria established by each rating agency
                                                          rating classes of the securities. These criteria are
                                                          sometimes based on an actuarial analysis of the behavior
                                                          of similar loans in a larger group. That analysis is often the basis on which each rating agency determines the amount
                                                          of credit enhancement required for a class. The historical data supporting any actuarial analysis may not accurately
                                                          reflect future experience, and the data derived from a large pool of similar loans may not accurately predict the
                                                          delinquency, foreclosure, or loss experience of any a
                                                          particular pool of mortgage loans.

YOUR YIELD MAY BE REDUCED DUE TO THE OPTIONAL             The master servicer or another entity specified in the
REDEMPTION OF THE SECURITIES OR THE OPTIONS               related prospectus supplement may elect to repurchase all
REPURCHASE OF UNDERLYING MORTGAGE LOANS.                  of the assets of the trust if the aggregate outstanding
                                                          principal balance of those assets is less than a percentage of their initial outstanding principal amount specified in the prospectus supplement. This kind of event will subject the trust related to your securities to early retirement and would affect the average life and yield of each class of
                                                          securities in those series. See "Yield, Prepayment and
                                                          Maturity Considerations" in this prospectus and in the
                                                          accompanying prospectus supplement.


                                        8

THE YIELD, MARKET PRICE, RATING AND LIQUIDITY OF          A trust may include one or more financial instruments
YOUR SECURITIES MAY BE REDUCED IF THE PROVIDER OF         including interest rate or other swap agreements and
ANY FINANCIAL INSTRUMENT DEFAULTS OR IS DOWNGRADED.       interest rate cap or floor agreements. These financial
                                                          instruments provide protection against some types of risks or provide specific cashflow characteristics for one or
                                                          more classes of a series. The protection or benefit to be
                                                          provided by any specific financial instrument will be
                                                          dependent on, among other things, the credit strength of
                                                          the provider of that financial instrument. If that provider were to be unable or unwilling to perform its obligations
                                                          under the financial instrument, the securityholders of the applicable class or classes would bear that credit risk. This could cause a material adverse effect on the yield to
                                                          maturity, the rating or the market price and liquidity for that class. For example, suppose a financial instrument is designed to cover the risk that the interest rates on the
                                                          mortgage assets that adjust based on one index will be less than the interest rate payable on the securities based on
                                                          another index. If that financial instrument does not
                                                          perform, then the investors will bear basis risk, or the risk that their yield will be reduced if the first index declines relative to the second. Even if the provider of a financial instrument performs its obligations under that financial
                                                          instrument, a withdrawal or reduction in a credit rating
                                                          assigned to that provider may adversely affect the rating or the market price and liquidity of the applicable class or
                                                          classes of securities.

                          DESCRIPTION OF THE SECURITIES

GENERAL

     The securities will be issued in one or more series. Each series of certificates will be issued under separate pooling and servicing agreements among the depositor, the master servicer and the trustee for the related series identified in the related prospectus supplement. Each series of notes will be issued under separate indentures between the related issuer and the trustee for the related series identified in the related prospectus supplement. The trust for each series of notes will be created under an owner trust agreement between the depositor and the owner trustee. The following summaries describe provisions common to each series. The summaries do not purport to be complete, but together with the related prospectus supplement they describe the material provisions of the agreements relating to each series.

     Each series will consist of one or more classes of securities, one or more of which may consist of accrual securities, floating rate securities, interest only securities or principal only securities. A series may also include one or more classes of subordinate securities. A class of subordinate securities will be offered by this prospectus and by the related prospectus supplement, as specified, only if rated by a rating agency in at least its fourth highest applicable rating category. If stated in the related prospectus supplement, the mortgage assets in a trust may be divided into multiple groups of individual mortgage assets, or asset groups, which share similar characteristics. These mortgage assets are aggregated into separate groups and the securities of each separate class will evidence beneficial ownership of, or be secured by, each corresponding asset group.

     The securities for each series will be issued in fully registered form, in the minimum original principal amount, notional amount or percentage interest specified in the related prospectus supplement. The transfer of the securities may be registered, and the securities may be exchanged, without the payment of any service charge payable in connection with the registration of transfer or exchange. However, the trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of securities. If stated in the related prospectus supplement, one or more classes of a series may be available in book-entry form only.

DISTRIBUTIONS  ON  THE  SECURITIES

     Commencing on the date specified in the related prospectus supplement, distributions of principal and interest on the securities will be made on each distribution date to the extent of the Available Distribution Amount as described in the related prospectus supplement.

     Distributions of interest on securities which receive interest will be made periodically at the intervals and at the security interest rate specified or, for floating rate securities, determined in the manner described in the related prospectus supplement. Interest on the securities will be calculated as described in the related prospectus supplement.

     Distributions of principal of and interest on securities of a series will be made by check mailed to securityholders of that series registered on the close of business on the record date specified in the related prospectus supplement at their addresses appearing on the security register. However, distributions may be made by wire transfer in the circumstances described in the related prospectus supplement, and the final distribution in retirement of a security will be made only on presentation and surrender of that security at the corporate trust office of the trustee for that series or another office of the trustee as specified in the prospectus supplement. If specified in the related prospectus supplement, the securities of a series or some classes of a series may be available only in book-entry form. See "Book-Entry Registration" in this prospectus.

     For information regarding reports to be furnished to securityholders concerning a distribution, see "The Agreements - Reports to Securityholders."

     Single Class Series. For a series other than a multiple class series, distributions on the securities on each distribution date will, in most cases, be allocated to each security entitled to those distributions on the basis of the undivided percentage interest evidenced by that security in the trust or on the basis of their outstanding principal amounts or notional amounts. If the mortgage assets for a series have adjustable or variable interest or pass-through rates, then the security interest rate of the related securities may also vary, due to changes in those rates and due to prepayments on loans comprising or underlying the related mortgage assets. If the mortgage assets for a series have fixed interest or pass-through rates, then the security interest rate on the related securities may be fixed, or may vary, to the extent prepayments cause changes in the weighted average interest rate or pass-through rate of the mortgage assets. If the mortgage assets have lifetime or periodic adjustment caps on their respective pass-through rates, then the security interest rate on the related securities may also reflect those caps.

     Multiple Class Series. Each security of a multiple class series will have a principal amount or a notional amount and a specified security interest rate, which may be zero. Interest distributions on a multiple class series will be made on each security entitled to an interest distribution on each distribution date at the security interest rate specified. For floating rate securities, interest distributions will be determined as described in the related prospectus supplement, to the extent funds are available in the Payment Account, subject to any subordination of the rights of any subordinate securities to receive current distributions. See "Subordinate Securities" and "Credit Support" in this prospectus.

     Interest on all securities of a multiple class series currently entitled to receive interest will be distributed on the distribution date specified in the related prospectus supplement, to the extent funds are available in the Payment Account, subject to any subordination of the rights of any subordinate class to receive current distributions. See "Subordinate Securities" and "Credit Support" in this prospectus. Distributions of interest on a class of accrual securities will commence only after the related Accrual Termination Date. On each distribution date prior to and including the Accrual Termination Date, interest on the class of accrual securities will accrue and the amount of interest accrued on that distribution date will be added to the principal balance of that class on the related distribution date. On each distribution date after the Accrual Termination Date, interest distributions will be made on classes of accrual securities on the basis of the current principal balance of that class.

     The securities of a multiple class series may include one or more classes of floating rate securities. The security interest rate of a floating rate security will be a variable or adjustable rate, subject to a maximum floating rate, a minimum floating rate, or both. For each class of floating rate securities, the related prospectus supplement will describe the initial floating rate or the method of determining it, the interest accrual period, and the formula, index, or other method by which the floating rate will be determined.

     A series may include one or more classes of interest only securities, principal only securities, or both. Payments received from the mortgage assets will be allocated on the basis of the interest of each class in the principal component of the distributions, the interest component of the distributions, or both. Those distributions will be further allocated on a pro rata basis among the securities within each class.

     In the case of a multiple class series, the timing, sequential order, priority of payment or amount of distributions of principal, and any schedule or formula or other provisions applicable to any of those determinations for each class of securities shall be as described in the related prospectus supplement. A multiple class series may contain two or more classes of securities as to which distributions of principal or interest or both on any class may be made on the occurrence of specified events, in accordance with a schedule or formula, including planned amortization classes and targeted amortization classes, or on the basis of collections from designated portions of the trust.

     Subordinate Securities. One or more classes of a series may consist of subordinate securities. Subordinate securities may be included in a series to provide credit support as described in this prospectus under "Credit Support" in lieu of or in addition to other forms of credit support. The extent of subordination of a class of subordinate securities may be limited as described in the related prospectus supplement. See "Credit Support." If the mortgage assets are divided into separate asset groups with separate classes of securities, credit support may be provided by a cross-support feature which requires that distributions be made to senior securities evidencing beneficial ownership of one asset group prior to making distributions on subordinate securities evidencing a beneficial ownership interest in another asset group within the trust. Subordinate securities will not be offered by this prospectus or by the related prospectus supplement unless they are rated in one of the four highest rating categories by at least one rating agency. As to any series of notes, the equity certificates, insofar as they represent the beneficial ownership interest in the issuer, will be subordinate to the related notes.

CATEGORIES  OF  CLASSES  OF  SECURITIES

     In general, classes of pass-through securities fall into different categories. The following chart identifies and describes some typical categories. The prospectus supplement for a series of securities may identify the classes which comprise the series by reference to the following categories.

                                                                  DESCRIPTION
CATEGORIES OF CLASSES                                           PRINCIPAL TYPES
---------------------                                           ---------------

Accretion directed. . . . . . . . . . .  A class that receives principal payments from the accreted interest from specified accrual classes. An accretion directed class also may receive principal payments from principal paid on the underlying mortgage assets or other assets of the trust fund for the related series.

Component securities. . . . . . . . . .  A class consisting of "components." The components of a class of component securities may have different principal and interest payment characteristics but together constitute a single class.
                                         Each component of a class of component securities may be
                                         identified as falling into one or more of the categories in this chart.

Notional amount securities. . . . . . .  A class having no principal balance and bearing interest on the related notional amount. The notional amount is used for
                                         purposes of the determination of interest distributions.

Planned principal class or PACs . . . .  A class that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming two constant prepayment rates for the underlying mortgage
                                         assets. These two rates are the endpoints for the "structuring range" for the planned principal class. The planned principal classes in any series of securities may be subdivided into different categories, for example, primary planned principal classes, secondary planned principal classes and so forth, having different effective structuring ranges and different principal payment priorities. The structuring range for the secondary planned principal class of a series of securities will be narrower than that for the primary planned principal class of the series.

Scheduled principal class . . . . . . .  A class that is designed to receive principal payments using a predetermined principal balance but is not designated as a planned principal class or targeted principal class. In many cases, the schedule is derived by assuming two constant prepayment rates for the underlying mortgage assets. These two rates are the endpoints for the "structuring range" for the scheduled principal class.

Sequential pay. . . . . . . . . . . . .  Classes that receive principal payments in a prescribed sequence, that do not have predetermined principal balance schedules and that under all circumstances receive payments of principal continuously from the first distribution date on which they receive principal payments before or after all other classes in the same series of securities may be identified as a sequential pay class.

Strip . . . . . . . . . . . . . . . . .  A class that receives a constant proportion, or "strip," of the principal payments on the underlying mortgage assets or other assets of the trust fund.


                                       12

                                                                  DESCRIPTION
CATEGORIES OF CLASSES                                           PRINCIPAL TYPES
---------------------                                           ---------------

Support class (also sometimes referred
  to as "companion classes"). . . . . .  A class that receives principal payments on any distribution date only if scheduled payments have been made on specified planned principal classes, targeted principal classes or scheduled principal classes.

Targeted principal class or TACs. . . .  A class that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming a single constant prepayment rate for the underlying mortgage assets.


                                                                  DESCRIPTION
CATEGORIES OF CLASSES                                           INTEREST TYPES
---------------------                                           ---------------

Lockout . . . . . . . . . . . . . . . .  A senior class that does not receive principal payments for a specific period of time.

Fixed rate. . . . . . . . . . . . . . .  A class with an interest rate that is fixed throughout the life of the class.

Floating rate . . . . . . . . . . . . .  A class with an interest rate that resets periodically based on a designated index and that varies directly with changes in the index.

Inverse floating rate . . . . . . . . .  A class with an interest rate that resets periodically based on a designated index that varies inversely with changes in the index.

Variable rate . . . . . . . . . . . . .  A class with an interest rate that resets periodically and is calculated by reference to the rate or rates of interest applicable to specified assets or instruments, for example, the mortgage rates borne by the underlying mortgage loans.

Interest only . . . . . . . . . . . . .  A class that receives some or all of the interest payments made on the underlying mortgage assets or other assets of the trust fund and little or no principal. Interest only classes have either a nominal principal balance or a notional amount. A nominal
                                         principal balance represents actual principal that will be paid on the class. It is referred to as nominal since it is extremely small compared to other classes. A notional amount is the amount used as a reference to calculate the amount of interest due on an interest only class that is not entitled to any distributions of principal.

Principal only. . . . . . . . . . . . .  A class that does not bear interest and is entitled to receive only distributions of principal.

Partial accrual . . . . . . . . . . . .  A class that accretes a portion of the amount of accrued interest on it, which amount will be added to the principal balance of the class on each applicable distribution date, with the remainder of the accrued interest to be distributed currently as interest on the class. The accretion may continue until a specified event has occurred or until the partial accrual class is retired.

Accrual . . . . . . . . . . . . . . . .  A class that accretes the amount of accrued interest otherwise distributable on the class, which amount will be added as
                                         principal to the principal balance of the class on each applicable distribution date. The accretion may continue until some
                                         specified event has occurred or until the accrual class is retired.

FUNDING ACCOUNT

     The related agreement may provide for the transfer by the seller of additional loans to the related trust after the closing date. The additional loans will be required to conform to the requirements described in the related prospectus supplement. As specified in the related prospectus supplement, the transfer may be funded by the establishment of a Funding Account. If a Funding Account is established, all or a portion of the proceeds of the sale of one or more classes of securities of the related series or a portion of collections on the loans of principal will be deposited in that account to be released as additional loans are transferred. In most cases, all amounts deposited in a Funding Account will be required to be invested in eligible investments, as described under "The Agreements-Investment of Funds" in this prospectus. The amount held in those eligible investments shall at no time exceed 25% of the aggregate outstanding principal balance of the securities. The related agreement or other agreement providing for the transfer of additional loans will provide that all those transfers must be made within 3 months after the closing date. Amounts set aside to fund those transfers, whether in a Funding Account or otherwise, and not so applied within the required period of time will be deemed to be principal prepayments and applied in the manner described in that prospectus supplement. A Funding Account can affect the application of the requirements under ERISA. See "ERISA Considerations."

OPTIONAL TERMINATION

     The master servicer or another entity designated in the related prospectus supplement may have the option to cause an early termination of a trust. This would be effected by repurchasing all of the mortgage assets from that trust on or after a date specified in the related prospectus supplement, or on or after that time as the aggregate outstanding principal amount of the mortgage assets is less than their initial aggregate principal amount times a percentage, not greater than 25%, stated in the related prospectus supplement. The repurchase price will be at least equal to the entire unpaid principal balance, plus accrued and unpaid interest, of the securities that are the subject of that optional termination. In the case of a trust for which a REMIC election or elections have been made, the trustee shall receive a satisfactory opinion of counsel that the repurchase price will not jeopardize the REMIC status of the REMIC or REMICs, and that the optional termination will be conducted so as to constitute a "qualified liquidation" under Section 860F of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code. See "The Agreements-Termination."

     In addition to the optional repurchase of the property in the related trust, a holder of the Call Class may have the right, solely at its discretion, to terminate the related trust and by that termination effect early retirement of the certificates of the series, on any distribution date after the 12th distribution date following the date of initial issuance of the related series of certificates and until the date when the optional termination rights of the master servicer or other entity specified in the related prospectus supplement become exercisable. The Call Class will not be offered under the prospectus supplement. That call will be of the entire trust at one time; multiple calls as to any series of certificates will not be permitted. In the case of a call, the holders of the certificates will be paid a price equal to the Call Price. To exercise the call, the Call Class certificateholder must remit to the related trustee for distribution to the certificateholders, funds equal to the Call Price. If those funds are not deposited with the related trustee, the certificates of that series will remain outstanding. In addition, in the case of a trust for which a REMIC election or elections have been made, this termination will be effected in a manner consistent with applicable Federal income tax regulations and its status as a REMIC. In connection with a call by the Call Class certificateholder, the final payment to the certificateholders will be made on surrender of the related certificates to the trustee. Once the certificates have been surrendered and paid in full, there will not be any further liability to certificateholders.

     In the event of an optional termination as described in the preceding two paragraphs, the trust and the securityholders will have no continuing liability as sellers of assets of the trust fund.

BOOK-ENTRY REGISTRATION

     The securities may be issued in book-entry form in the minimum denominations specified in the prospectus supplement and integral multiples of those minimum denominations. Each class will be represented by a single security registered in the name of the nominee of the Depository Trust Company, or DTC, a limited-purpose trust company organized under the laws of the State of New York. In most cases, a securityowner will be entitled to receive a security issued in fully registered, certificated form, or definitive security, representing that person's interest in the securities only if the book-entry system for the securities is discontinued, as described in the fifth paragraph below. Unless and until definitive securities are issued, it is anticipated that the only securityholder of the securities will be Cede & Co., as nominee of DTC. Securityowners will not be registered securityholders or registered holders under the related agreement. Securityowners will only be permitted to exercise the rights of securityholders indirectly through DTC participants. For each series of certificates or notes, securityowners and securityholders will be referred to as certificate owners and certificateholders or noteowners and noteholders, respectively.

     DTC was created to hold securities for its participants and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in accounts of its participants. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system also is available to indirect participants, entities that clear through or maintain a custodial relationship with a participant.

     Securityowners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of securities may do so only though participants and indirect participants. Because DTC can only act on behalf of participants and indirect participants, the ability of a securityowner to pledge that owner's security to persons or entities that do not participate in the DTC system, or otherwise take actions relating to that security, may be limited. In addition, under a book-entry format, securityowners may experience some delay in their receipt of principal and interest distributions on the securities since those distributions will be forwarded to DTC and DTC will then forward those distributions to its participants which in turn will forward them to indirect participants or securityowners.

     Under DTC rules, DTC participants may make book-entry transfers among participants through DTC facilities for the securities. DTC, as registered holder, is required to receive and transmit principal and interest distributions and distributions on the securities. Participants and indirect participants with which securityowners have accounts for securities similarly are required to make book-entry transfers and receive and transmit those distributions on behalf of their respective securityowners. Accordingly, although securityowners will not possess certificates or notes, the DTC rules provide a mechanism by which securityowners will receive distributions and will be able to transfer their interests.

     The depositor understands that DTC will take any action permitted to be taken by a securityholder under the related agreement only at the direction of one or more participants to whose account with DTC the securities are credited. Additionally, the depositor understands that DTC will take those actions for holders of a specified interest in the certificates or notes or holders having a specified voting interest only at the direction of and on behalf of participants whose holdings represent that specified interest or voting interest. DTC may take conflicting actions as to other holders of securities to the extent that those actions are taken on behalf of participants whose holdings represent that specified interest or voting interest.

     DTC may discontinue providing its services as securities depository for the securities at any time by giving reasonable notice to the depositor or the trustee. Under those circumstances, in the event that a successor securities depository is not obtained, definitive securities will be printed and delivered. In addition, the depositor may, with the consent of the participants, elect to discontinue use of the book-entry system through DTC. In that event, too, definitive securities will be printed and delivered.

                            EXCHANGEABLE SECURITIES

GENERAL

     As the related prospectus supplement will discuss, some series will include one or more classes of exchangeable securities. In any of these series, the holders of one or more of the classes of exchangeable securities will be entitled, after notice and payment to the trustee of an administrative fee, to exchange all or a portion of those classes for proportionate interests in one or more of the other classes of exchangeable securities.

     If the related prospectus supplement describes the issuance of exchangeable securities, all of these classes of exchangeable securities will be listed on the cover of the prospectus supplement. The classes of securities that are exchangeable for one another will be referred to in the related prospectus supplement as "related" to each other, and each related grouping of exchangeable securities will be referred to as a "combination." Each combination of exchangeable securities will be issued by the related trust fund and, in the aggregate, will represent a distinct combination of uncertificated interests in the trust fund. At any time after their initial issuance, any class of exchangeable securities may be exchanged for the related class or classes of exchangeable securities. In some cases, multiple classes of exchangeable securities may be exchanged for one or more classes of related exchangeable securities.

     Descriptions in the related prospectus supplement about the securities of that series, including descriptions of principal and interest distributions, registration and denomination of securities, credit enhancement, yield and prepayment considerations and tax, ERISA and legal investment considerations, will also apply to each class of exchangeable securities. The related prospectus supplement will separately describe the yield and prepayment considerations applicable to, and the risks of investment in, each class of exchangeable securities in a combination. For example, separate decrement tables and yield tables, if applicable, will be included for each class of a combination of exchangeable securities.

EXCHANGES

     If a holder elects to exchange its exchangeable securities for related exchangeable securities the following three conditions must be satisfied:

- the aggregate principal balance of the exchangeable securities received in the exchange, immediately after the exchange, must equal the aggregate principal balance, immediately prior to the exchange, of the exchanged securities-for purposes of this condition, an interest only class will have a principal balance of zero;

- the aggregate annual amount of interest, or the annual interest amount, payable with respect to the exchangeable securities received in the exchange must equal the aggregate annual interest amount of the exchanged securities; and

- the class or classes of exchangeable securities must be exchanged in the applicable proportions, if any, described in the related prospectus supplement.

     There are different types of combinations that can exist. Any individual series of securities may have multiple types of combinations. Some examples of combinations include:

- A class of exchangeable securities with an interest rate that varies directly with changes in an index and a class of exchangeable securities with an interest rate that varies indirectly with changes in an index may be exchangeable for a class of exchangeable securities with a fixed interest rate. In this case, the classes that vary with an index would produce, in the aggregate, an annual interest amount equal to that generated by the class with a fixed interest rate. In addition, the aggregate principal balance of the two classes that vary with an index would equal the principal balance of the class with the fixed interest rate.

- An interest only class and principal only class of exchangeable securities may be exchangeable, together, for a class that is entitled to both principal and interest payments. The principal balance of the principal and interest class would be equal to the principal balance of the exchangeable principal only class, and the interest rate on the principal and interest class would be a fixed rate that when applied to the principal balance of this class would generate an annual interest amount equal to the annual interest amount of the exchangeable interest only class.

- Two classes of principal and interest classes with different fixed interest rates may be exchangeable, together, for a class that is entitled to both principal and interest payments, with a principal balance equal to the aggregate principal balance of the two exchanged classes, and a fixed interest rate that when applied to the principal balance of the exchanged for class, would generate an annual interest amount equal to the aggregate annual interest amount of the two exchanged classes.

     These examples of combinations of exchangeable securities describe combinations of exchangeable securities which differ in their interest characteristics. In some series, a securityholder may be able to exchange its exchangeable securities for other exchangeable securities that have different principal payment characteristics. Examples of these types of combinations include:

- A class of exchangeable securities that accretes all of its interest for a specified period, with the accreted amount added to the principal balance of the accreting class, and a class of exchangeable securities the receives principal payments from these accretions may be exchangeable, together, for a single class of exchangeable securities that receives payments of principal continuously from the first distribution date on which it receives interest until it is retired.

- A class of exchangeable securities that is designed to receive principal payments in accordance with a predetermined schedule, or a planned amortization class, and a class of exchangeable securities that only receives principal payments on a distribution date if scheduled payments have been made on the planned amortization class, may be exchangeable, together, for a class of exchangeable securities that receives principal payments without regard to the schedule from the first distribution date on which it receives principal until it is retired.

     A number of factors may limit the ability of an exchangeable securityholder to effect an exchange. For example, the securityholder must own, at the time of the proposed exchange, the class or classes necessary to make the exchange in the necessary proportions. If a securityholder does not own the necessary classes or does not own the necessary classes in the proper proportions, the securityholder may not be able to obtain the desired class of exchangeable securities. The securityholder desiring to make the exchange may not be able to purchase the necessary class from the then-current owner at a reasonable price or the necessary proportion of the needed class may no longer be available due to principal payments or prepayments that have been applied to that class.

PROCEDURES

     The related prospectus supplement will describe the procedures that must be followed to make an exchange. A securityholder will be required to provide notice to the trustee five business days prior to the proposed exchange date or as otherwise specified in the related prospectus supplement. The notice must include the outstanding principal or notional amount of the securities to be exchanged and to be received, and the proposed exchange date. When the trustee receives this notice, it will provide instructions to the securityholder regarding delivery of the securities and payment of the administrative fee. A securityholder's notice to the trustee will become irrevocable on the second business day prior to the proposed exchange date. Any exchangeable securities in book-entry form will be subject to the rules, regulations and procedures applicable to DTC's book-entry securities.

     If the related prospectus supplement describes exchange proportions for a combination of classes of exchangeable securities, these proportions will be based on the original, rather than the outstanding, principal or notional amounts of these classes.

     The first payment on an exchangeable security received in an exchange will be made on the distribution date in the month following the month of the exchange or as otherwise described in the related prospectus supplement. This payment will be made to the securityholder of record as of the applicable record date.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

PAYMENT DELAYS

     For any series, a period of time will elapse between receipt of payments or distributions on the mortgage assets and the distribution date on which those payments or distributions are passed through to securityholders. This delay will effectively reduce the yield that would otherwise be obtained if payments or distributions were distributed on or near the date of receipt. The related prospectus supplement may describe an example of the timing of receipts and the distribution of those receipts to securityholders.

PRINCIPAL PREPAYMENTS

     For a series for which the mortgage assets consist of loans or participation interests in those loans, when a loan prepays in full, the borrower will in most cases be required to pay interest on the amount of prepayment only to the prepayment date. In addition, the prepayment may not be required to be passed through to securityholders until the month following receipt. The effect of these provisions is to reduce the aggregate amount of interest which would otherwise be available for distributions on the securities, thus effectively reducing the yield that would be obtained if interest continued to accrue on the loan until the date on which the principal prepayment was scheduled to be paid. To the extent specified in the related prospectus supplement, this effect on yield may be mitigated by, among other things, an adjustment to the servicing fee otherwise payable to the master servicer or servicer for those prepaid loans. See "Servicing of Loans-Advances."

TIMING OF REDUCTION OF PRINCIPAL BALANCE

     A multiple class series may provide that, for purposes of calculating interest distributions, the principal amount of the securities is deemed reduced as of a date prior to the distribution date on which principal on those securities is actually distributed. Consequently, the amount of interest accrued during any Interest Accrual Period will be less than the amount that would have accrued on the actual principal balance of the security outstanding. The effect of those provisions is to produce a lower yield on the securities than would be obtained if interest were to accrue on the securities on the actual unpaid principal amount of those securities to each distribution date. The related prospectus supplement will specify the time at which the principal amounts of the securities are determined or are deemed to reduce for purposes of calculating interest distributions on securities of a multiple class series.

INTEREST OR PRINCIPAL ONLY SECURITIES

     A lower rate of principal prepayments, net of any portion reinvested in Draws, than anticipated will negatively affect the yield to investors in principal only securities, and a higher rate of principal prepayments, net of any portion reinvested in Draws, than anticipated will negatively affect the yield to investors in interest only securities. The prospectus supplement for a series including those securities will include a table showing the effect of various levels of prepayment on yields on those securities. The tables will be intended to illustrate the sensitivity of yields to various prepayment rates and will not be intended to predict, or provide information which will enable investors to predict, yields or prepayment rates.

FUNDING ACCOUNT

     If the applicable agreement for a series of securities provides for a Funding Account or other means of funding the transfer of additional loans to the related trust, as described under "Description of the Securities-Funding Account" in this prospectus, and the trust is unable to acquire those additional loans within any applicable time limit, the amounts set aside for that purpose may be applied as principal payments on one or more classes of securities of that series. See "Risk Factors-Yield, Prepayment and Maturity."

FINAL SCHEDULED DISTRIBUTION DATE

     The final scheduled distribution date of each class of any series other than a multiple class series will be the distribution date following the latest stated maturity of any mortgage asset in the related trust. The final scheduled distribution date of each class of any multiple class series, if specified in the related prospectus supplement, will be the date, calculated on the basis of the assumptions applicable to the related series, on which the aggregate principal balance of that class will be reduced to zero. Since prepayments on the loans underlying or comprising the mortgage assets will be used to make distributions in reduction of the outstanding principal amount of the securities, it is likely that the actual maturity of any class will occur earlier, and may occur substantially earlier, than its final scheduled distribution date.

PREPAYMENTS AND WEIGHTED AVERAGE LIFE

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of the principal of that security will be repaid to the investor. The weighted average life of the securities of a series will be influenced by the rate at which principal on the loans comprising or underlying the mortgage assets for those securities is paid, which may be in the form of scheduled amortization or prepayments. For this purpose, prepayments include those prepayments made in whole or in part, and liquidations due to default.

     The rate of principal prepayments on pools of housing loans is influenced by a variety of economic, demographic, geographic, legal, tax, social and other factors. The rate of prepayments of conventional housing loans has fluctuated significantly in recent years. In most cases, however, if prevailing mortgage market interest rates fall significantly below the interest rates on the loans comprising or underlying the mortgage assets for a series, those loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by those loans. In this regard, it should be noted that the loans comprising or underlying the mortgage assets of a series may have different interest rates, and the stated pass-through or interest rate of some of the mortgage assets or the security interest rate on the securities may be a number of percentage points less than interest rates on those loans. In addition, the weighted average life of the securities may be affected by the varying maturities of the loans comprising or underlying the mortgage assets. If any loans comprising or underlying the mortgage assets for a series have actual terms-to-stated maturity of less than those assumed in calculating the final scheduled distribution date of the related securities, one or more class of the series may be fully paid prior to its final scheduled distribution date, even in the absence of prepayments and a reinvestment return higher than assumed.

     Prepayments on loans are commonly measured relative to a prepayment standard or model, such as the CPR prepayment model or the SPA prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of those loans. SPA represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans. A prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of those loans in the first month of the life of the loans and an additional 0.2% per annum in each month after that month until the thirtieth month. Beginning in the thirtieth month and in each month after that month during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum.

     Neither CPR or SPA nor any other prepayment model or assumption purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the loans underlying or comprising the mortgage assets. Thus, it is likely that prepayment of any loans comprising or underlying the mortgage assets for any series will not conform to any level of CPR or SPA.

     The prospectus supplement for each multiple class series may describe the prepayment standard or model used to prepare the illustrative tables showing the weighted average life of each class of that series under a given set of prepayment assumptions. The related prospectus supplement may also describe the percentage of the initial principal balance of each class of that series that would be outstanding on specified distribution dates for that series based on the assumptions stated in that prospectus supplement, including assumptions that prepayments on the loans comprising or underlying the related mortgage assets are made at rates corresponding to various percentages of CPR, SPA or at other rates specified in that prospectus supplement. The tables and assumptions are intended to illustrate the sensitivity of weighted average life of the securities to various prepayment rates. They will not be intended to predict or to provide information which will enable investors to predict the actual weighted average life of the securities or prepayment rates of the loans comprising or underlying, the related mortgage assets.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

     Type of Loan. Some types of loans may experience a rate of principal prepayments which is different from the principal prepayment rate for conventional fixed rate loans or from other adjustable rate loans. These include:

     -    revolving credit loans,

     -    Additional Collateral Loans,

     -    ARM loans,

     -    Balloon Loans,

     -    Bi-Weekly Loans,

     -    GEM Loans,

     -    GPM Loans, or

     -    Buy-Down Loans.

     In the case of negatively amortizing ARM loans, if interest rates rise without a simultaneous increase in the related scheduled payment, deferred interest and negative amortization may result. However, borrowers may pay amounts in addition to their scheduled payments in order to avoid that negative amortization and to increase tax deductible interest payments. To the extent that any of those mortgage loans negatively amortize over their respective terms, future interest accruals are computed on the higher outstanding principal balance of that mortgage loan and a smaller portion of the scheduled payment is applied to principal than would be required to amortize the unpaid principal over its remaining term. Accordingly, the weighted average life of those loans will increase. During a period of declining interest rates, the portion of each scheduled payment in excess of the scheduled interest and principal due will be applied to reduce the outstanding principal balance of the related loan, resulting in accelerated amortization of that negatively amortizing ARM loan. This acceleration in amortization of the principal balance of any negatively amortizing ARM loan will shorten the weighted average life of that mortgage loan. The application of partial prepayments to reduce the outstanding principal balance of a negatively amortizing ARM loan will tend to reduce the weighted average life of the mortgage loan and will adversely affect the yield to holders who purchased their securities at a premium, if any, and holders of an interest only class.

     If the loans comprising or underlying the mortgage assets for a series include ARM loans that permit the borrower to convert to a long-term fixed interest rate loan if specified in the related prospectus supplement, some entity may be obligated to repurchase any loan so converted. This conversion and repurchase would reduce the average weighted life of the securities of the related series.

     Some of the revolving credit loans are not expected to significantly amortize during the related Repayment Period. As a result, a borrower will, in most cases, be required to pay a substantial principal amount at the maturity of the revolving credit loan. Because of the payment terms of Balloon Loans, there is a risk that those mortgage loans and revolving credit loans and Additional Collateral Loans that require substantial principal payments at maturity may default at maturity, or that the maturity of those mortgage loans may be extended in connection with a workout. Based on the amortization schedule of those mortgage loans, such payment is expected to be the entire or a substantial amount of the original principal balance. Payment of a substantial principal amount at maturity will usually depend on the mortgagor's ability to obtain refinancing of those mortgage loans, to sell the mortgaged property prior to the maturity of that loan or to otherwise have sufficient funds to make that final payment. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including, without limitation:

     -    real estate values,

     -    the mortgagor's financial situation,

     -    prevailing mortgage market interest rates,

     -    the mortgagor's equity in the related mortgaged property,

     -    tax laws, and

     -    prevailing general economic conditions.

     In most cases, none of the depositor, the master servicer, or any of their affiliates will be obligated to refinance or repurchase any mortgage loan or to sell the mortgaged property.

     A GEM Loan provides for scheduled annual increases in the borrower's scheduled payment. Because the additional portion of the scheduled payment is applied to reduce the unpaid principal balance of the GEM Loan, the stated maturity of a GEM Loan will be significantly shorter than the 25 to 30 year term used as the basis for calculating the installments of principal and interest applicable until the first adjustment date.

     Revolving credit loans may provide for future Draws to be made only in specified minimum amounts, or alternatively may permit Draws to be made by check or through a credit card in any amount. A pool of revolving credit loans subject to the latter terms may be likely to remain outstanding longer with a higher aggregate principal balance than a pool of revolving credit loans with the former terms, because of the relative ease of making new Draws. Furthermore, revolving credit loans may have gross margins that may vary under some circumstances over the term of the loan. In extremely high market interest rate scenarios, securities backed by revolving credit loans with rates subject to substantially higher maximum rates than typically apply to revolving credit loans may experience rates of default and liquidation substantially higher than those that have been experienced on other revolving credit loan pools.

     For any series of securities backed by revolving credit loans, provisions governing whether future Draws on the revolving credit loans will be included in the trust will have a significant effect on the rate and timing of principal payments on the securities. As a result of the payment terms of the revolving credit loans or of the mortgage note provisions relating to future Draws, there may be no principal payments on those securities in any given month. In addition, it is possible that the aggregate Draws on revolving credit loans included in a pool may exceed the aggregate payments of principal on those revolving credit loans for the related period. If specified in the related prospectus supplement, a series of securities may provide for a period during which all or a portion of the principal collections on the revolving credit loans are reinvested in additional balances or are accumulated in a trust account pending commencement of an amortization period relating to the securities.

     For revolving credit loans, due to the unpredictable nature of principal payments, the rates of principal payments for those loans may be more volatile than for typical first lien loans. To the extent these principal payments are being reinvested on Draws on other revolving credit loans in the pool, principal payments will be further reduced.

     The prepayment experience for manufactured home loans will, in most cases, not correspond to the prepayment experience on other types of housing loans.

     Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the loans which are foreclosed in relation to the number of loans which are repaid in accordance with their terms will affect the weighted average life of the loans and that of the related series of securities. Servicing decisions made relating to the loans, including the use of payment plans prior to a demand for acceleration and the restructuring of loans in bankruptcy proceedings, may also have an impact on the payment patterns of particular loans. In particular, the return to holders of securities who purchased their securities at a premium, if any, and the yield on an interest only class may be adversely affected by servicing policies and decisions relating to foreclosures.

     Due on Sale Clauses. The acceleration of prepayment as a result of various transfers of the mortgaged property securing a loan is another factor affecting prepayment rates. Most types of mortgage loans may include "due-on-sale" clauses. In most cases, the servicer of loans constituting or underlying the mortgage assets for a series will be required, to the extent it knows of any conveyance or prospective conveyance of the related residence by any borrower, to enforce any applicable "due-on-sale" clause in the manner it enforces those clauses on other similar loans in its portfolio. FHA loans and VA loans are not permitted to contain "due-on-sale" clauses and are freely assumable by qualified persons. However, as homeowners move or default on their housing loans, the mortgaged property is usually sold and the loans prepaid, even though, by their terms, the loans are not "due-on-sale" and could have been assumed by new buyers.

     Optional Termination. The entity specified in the related prospectus supplement may cause an early termination of the related trust by its repurchase of the remaining mortgage assets in that trust. See "Description of the Securities-Optional Termination."

                                 THE TRUST FUNDS

     The trust for each series will be held by the trustee for the benefit of the related securityholders. Each trust will consist of:

     -    the mortgage assets;

     - amounts held from time to time in the Collection Account and the Payment Account established for that series;

     -    mortgaged property;

     -    the credit line agreements related to any revolving credit loans;

     - any reserve fund for that series, if specified in the related prospectus supplement;

     -    the subservicing agreements, if any, relating to loans in the trust;

     - any primary mortgage insurance policies relating to loans in the trust;

     - any pool insurance policy, any special hazard insurance policy, any bankruptcy bond or other credit support relating to the series;

     - eligible investment of funds held in any Eligible Account of the trust, or any guaranteed investment contract for the investment of those funds; and

     - any other instrument or agreement relating to the trust and described in the related prospectus supplement, which may include an interest rate swap agreement or an interest rate cap agreement or similar agreement issued by a bank, insurance company or savings and loan association.

Some of the items listed above may be held outside of the trust. The value of any guaranteed investment contract held by a trust will not exceed 10% of the total assets of the trust.

     Any Retained Interests which are received on a private mortgage-backed security or loan comprising the mortgage assets for a series will not be included in the trust for that series. Instead, that Retained Interest will be retained by or payable to the originator, servicer or seller of that private mortgage-backed security or loan, free and clear of the interest of securityholders under the related agreement.

     Mortgage assets in the trust for a series may consist of any combination of the following to the extent and as specified in the related prospectus supplement:

     -    private mortgage-backed securities;

     - mortgage loans or participation interests in those mortgage loans and manufactured home loans or participation interests in those manufactured home loans; or

     -    Agency Securities.

Unless otherwise indicated, references to the term "mortgage loans" or "loans" includes closed-end loans and revolving credit loans. In connection with a series of securities backed by revolving credit loans, if the related prospectus supplement indicates that the pool consists of specified balances of the revolving credit loans, then the term revolving credit loans in this prospectus refers only to those balances.

     As of the closing date, no more than 5% of the loans or securities, as applicable, relative to the aggregate asset pool balance, will deviate from the characteristics of the loans or securities as described in the prospectus supplement. Loans which comprise the mortgage assets will be purchased by the depositor directly or through an affiliate in the open market or in privately negotiated transactions from the seller. Some of the loans may have been originated by an affiliate of the depositor. Participation interests in loans may be purchased by the depositor, or an affiliate, under a participation agreement. See "The Agreements - Assignment of Mortgage Assets."

     Any mortgage securities underlying any certificates will (i) either (a) have been previously registered under the Securities Act, or (b) will be eligible for sale under Rule 144(k) under the Securities Act, and (ii) will be acquired in secondary market transactions from persons other than the issuer or its affiliates. Alternatively, if the mortgage securities were acquired from their issuer or its affiliates, or were issued by the depositor or any of its affiliates, then the mortgage securities will be registered under the Securities Act at the same time as the certificates.

     Each trust will be established under either a pooling and servicing agreement, or an owner trust agreement, that limits the activities of the trust to those necessary or incidental to the securities. Each trust will issue only one series of securities, and will not be authorized to incur other obligations. As a result of the limited purpose and activities of each trust, the possibility that any trust will be involved in a bankruptcy proceeding is remote. At the time that each series of securities is issued, the issuer will deliver an opinion of counsel, acceptable to the rating agencies rating the series, addressing the effect on the trust of the bankruptcy of the depositor, or of the transferor of the trust's assets to the depositor. That opinion will state that in the event of that bankruptcy, the assets of the trust would not be treated as property of the depositor or the transferor and therefore would not be subject to an automatic stay in those bankruptcy proceedings.

PRIVATE MORTGAGE-BACKED SECURITIES

     General. Private mortgage-backed securities may consist of:

     - mortgage pass-through certificates, evidencing an undivided interest in a pool of loans;

     -    collateralized mortgage obligations secured by loans; or

     - pass-through certificates representing beneficial interests in Agency Securities.

Private mortgage-backed securities will have been issued under a private mortgage-backed securities agreement, or PMBS agreement. The seller/servicer of the underlying loans will have entered into the PMBS agreement with the private mortgage-backed securities trustee, or PMBS trustee. The PMBS trustee or its agent, or a custodian, will possess the loans underlying that private mortgage-backed security. Loans underlying a private mortgage-backed security will be serviced by the PMBS servicer directly or by one or more subservicers who may be subject to the supervision of the PMBS servicer. The PMBS servicer will be a Fannie Mae- or Freddie Mac-approved servicer and, if FHA loans underlie the private mortgage-backed securities, approved by HUD as a FHA mortgagee.

     The private mortgage-backed securities issuer, or PMBS issuer, will be a financial institution or other entity engaged in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling housing loans to those trusts, and selling beneficial interests in those trusts. In some cases, the PMBS issuer may be the depositor or an affiliate of the depositor. The obligations of the PMBS issuer will, in most cases, be limited to various representations and warranties relating to the assets conveyed by it to the related trust. In most cases, the PMBS issuer will not have guaranteed any of the assets conveyed to the related trust or any of the private mortgage-backed securities issued under the PMBS agreement. Additionally, although the loans underlying the private mortgage-backed securities may be guaranteed by an agency or instrumentality of the United States, the private mortgage-backed securities themselves will not be so guaranteed.

     Distributions of principal and interest will be made on the private mortgage-backed securities on the dates specified in the related prospectus supplement. The private mortgage-backed securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the private mortgage-backed securities by the PMBS trustee or the PMBS servicer. The PMBS issuer or the PMBS servicer may have the right to repurchase assets underlying the private mortgage-backed securities after a specified date or under other circumstances specified in the related prospectus supplement.

     Underlying Loans. The loans underlying the private mortgage-backed securities may consist of:

     -    revolving credit loans,

     -    fixed rate, level payment, fully amortizing loans,

     -    Additional Collateral Loans,

     -    GEM Loans,

     -    GPM Loans,

     -    Balloon Loans,

     -    Buy-Down Loans,

     -    Bi-Weekly Loans,

     -    ARM loans, or

     -    loans having other special payment features.

Loans may be secured by single family property which is property consisting of one- to four-family attached or detached residential housing including Cooperative Dwellings, manufactured homes, or, in the case of Cooperative Loans, by an assignment of the proprietary lease or occupancy agreement relating to a Cooperative Dwelling and the shares issued by the related cooperative. The following criteria apply to most loans:

     - no loan will have had a Loan-to-Value Ratio, or LTV ratio, at origination in excess of 125%;

     - each loan will have had an original term to stated maturity of not less than 10 years and not more than 40 years;

     - no loan that was more than 30 days delinquent as to the payment of principal or interest will have been eligible for inclusion in the assets under the related PMBS agreement;

     - each loan, other than a Cooperative Loan, will be required to be covered by a standard hazard insurance policy which may be a blanket policy; and

     - each loan, other than a Cooperative Loan or a loan secured by a manufactured home or a junior lien, will be covered by a title insurance policy.

     Credit Support Relating to Private Mortgage-Backed Securities. Credit support in the form of reserve funds, subordination of other private mortgage certificates issued under the PMBS agreement, overcollateralization, letters of credit, insurance policies or other types of credit support may be provided for the loans underlying the private mortgage-backed securities or for the private mortgage-backed securities themselves. The type, characteristics and amount of credit support, if any, will be a function of various characteristics of the loans and other factors and will have been established for the private mortgage-backed securities on the basis of requirements of the rating agencies which initially assigned a rating to the private mortgage-backed securities.

     Additional Information. The prospectus supplement for a series for which the trust includes private mortgage-backed securities will specify:

     - the aggregate approximate principal amount and type of the private mortgage-backed securities to be included in the trust;

     - various characteristics of the loans which comprise the underlying assets for the private mortgage-backed securities including:

          - the payment features of those loans, i.e., whether they are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features;

          - the approximate aggregate principal balance, if known, of underlying loans insured or guaranteed by a governmental entity;

          -    the servicing fee or range of servicing fees for the loans;

          - the minimum and maximum stated maturities of the underlying loans at origination;

     - the maximum original term-to-stated maturity of the private mortgage-backed securities;

     - the weighted average term-to-stated maturity of the private mortgage-backed securities;

     - the note interest rate, pass-through or certificate rate or ranges of those rates for the private mortgage-backed securities;

     - the weighted average note interest rate, pass-through or certificate rate of the private mortgage-backed securities;

     - the PMBS issuer, the PMBS servicer, if other than the PMBS issuer, and the PMBS trustee for those private mortgage-backed securities;

     - various characteristics of credit support, if any, such as reserve funds, insurance policies, letters of credit or guarantees relating to the loans underlying the private mortgage-backed securities or to the private mortgage-backed securities themselves;

     - the terms on which the underlying loans for those private mortgage-backed securities may, or are required to, be purchased prior to their stated maturity or the stated maturity of the private mortgage-backed securities; and

     - the terms on which loans may be substituted for those originally underlying the private mortgage-backed securities.

THE AGENCY SECURITIES

     All of the Agency Securities will be registered in the name of the trustee or its nominee or, in the case of Agency Securities issued only in book-entry form, a financial intermediary, which may be the trustee, that is a member of the Federal Reserve System or of a clearing corporation on the books of which the security is held. Each Agency Security will evidence an interest in a pool of mortgage loans and/or cooperative loans and/or in principal distributions and interest distributions on those loans. All of the Agency Securities in a trust will be issued or guaranteed by the United States or a United States government-sponsored agency.

     The descriptions of GNMA, Freddie Mac and Fannie Mae Certificates that are presented in the remaining paragraphs of this subsection are descriptions of certificates representing proportionate interests in a pool of mortgage loans and in the payments of principal and interest on those loans. GNMA, Freddie Mac or Fannie Mae may also issue mortgage-backed securities representing a right to receive distributions of interest only or principal only or disproportionate distributions of principal or interest or to receive distributions of principal and/or interest prior or subsequent to distributions on other certificates representing interests in the same pool of mortgage loans. In addition, any of those issuers may issue certificates representing interests in mortgage loans having characteristics that are different from the types of mortgage loans described under "The Mortgage Loans" in this prospectus. The terms of any of those certificates to be included in a trust and of the underlying mortgage loans will be described in the related prospectus supplement, and the descriptions that follow are subject to modification as appropriate to reflect the terms of any of those certificates that are actually included in a trust.

     GNMA. The Government National Mortgage Association, or GNMA, is a wholly-owned corporate instrumentality of the United States within the United States Department of Housing and Urban Development, or HUD. Section 306(g) of Title III of the National Housing Act of 1934, as amended, or the Housing Act, authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates representing interests in a pool of mortgages either:

     - insured by the Federal Housing Administration, or the FHA, under the Housing Act or under Title V of the Housing Act of 1949, or

     - partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or under Chapter 37 of Title 38, United States Code.

     Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under this subsection." In order to meet its obligations under that guarantee, GNMA may, under Section 306(d) of the Housing Act, borrow from the United States Treasury an amount that is at any time sufficient to enable GNMA to perform its obligations under its guarantee. See "Additional Information" for the availability of further information regarding GNMA and GNMA certificates.

     GNMA Certificates. In most cases, each GNMA certificate relating to a series, which may be a "GNMA I Certificate" or a "GNMA II Certificate" as referred to by GNMA, will be a "fully modified pass-through" mortgage-backed certificate issued and serviced by a mortgage banking company or other financial concern approved by GNMA, except for any stripped mortgage-backed securities guaranteed by GNMA or any REMIC securities issued by GNMA. The characteristics of any GNMA certificates included in the trust for a series of certificates will be described in the related prospectus supplement.


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
     Freddie Mac. The Federal Home Loan Mortgage Corporation, or Freddie Mac, is a corporate instrumentality of the United States created under Title III of the Emergency Home Finance Act of 1970, as amended, or the FHLMC Act. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of purchasing first-lien, conventional, residential mortgage loans or participation interests in those mortgage loans and reselling the mortgage loans so purchased in the form of guaranteed mortgage securities, primarily Freddie Mac certificates. In 1981, Freddie Mac initiated its Home Mortgage Guaranty Program under which it purchases mortgage loans from sellers with Freddie Mac certificates representing interests in the mortgage loans so purchased. All mortgage loans purchased by Freddie Mac must meet various standards presented in the FHLMC Act. Freddie Mac is confined to purchasing, so far as practicable, mortgage loans that it deems to be of that quality and type as to meet most of the purchase standards imposed by private institutional mortgage investors. See "Additional Information" for the availability of further information regarding Freddie Mac and Freddie Mac certificates. Neither the United States nor any agency of the United States is obligated to finance Freddie Mae's operations or to assist Freddie Mac in any other manner.

     Freddie Mac Certificates. In most cases, each Freddie Mac certificate relating to a series will represent an undivided interest in a pool of mortgage loans that typically consists of conventional loans, but may include FHA loans and VA loans, purchased by Freddie Mac, except for any stripped mortgage-backed securities issued by Freddie Mac. That pool will consist of mortgage loans:

     - substantially all of which are secured by one- to four-family residential properties or

     - if specified in the related prospectus supplement, are secured by five or more family residential properties.

     The characteristics of any Freddie Mac certificates included in the trust for a series of certificates will be described in the related prospectus supplement.

     Fannie Mae. The Federal National Mortgage Association, or Fannie Mae, is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act (12 U.S.C. ss. 1716 et seq.). It is the nation's largest supplier of residential mortgage funds. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, replenishing their funds for additional lending. See "Additional Information" for the availability of further information regarding Fannie Mae and Fannie Mae certificates. Although the Secretary of the Treasury of the United States has authority to lend Fannie Mae up to $2.25 billion outstanding at any time, neither the United States nor any agency of the United States is obligated to finance Fannie Mae's operations or to assist Fannie Mae in any other manner.

     Fannie Mae Certificates. In most cases, each Fannie Mae certificate relating to a series will represent a fractional undivided interest in a pool of mortgage loans formed by Fannie Mae, except for any stripped mortgage-backed securities issued by Fannie Mae. Mortgage loans underlying Fannie Mae certificates will consist of:

     -    fixed, variable or adjustable rate conventional mortgage loans or

     -    fixed-rate FHA loans or VA loans.

     Those mortgage loans may be secured by either one- to four-family or multi-family residential properties. The characteristics of any Fannie Mae certificates included in the trust for a series of certificates will be described in the related prospectus supplement.

THE MORTGAGE LOANS

     The trust for a series may consist of senior or junior mortgage loans, which may include closed-end loans and/or revolving credit loans or certain balances forming a part of the revolving credit loans or participation interests in those mortgage loans. The mortgage loans may have been originated by mortgage lenders which are Fannie Mae- or Freddie Mac-approved seller/servicers or by their wholly-owned subsidiaries, and, in the case of FHA loans, approved by HUD as an FHA mortgagee. Some of the mortgage loans may have been originated by an affiliate of the depositor. The mortgage loans may include FHA loans which are fixed rate housing loans secured by the FHA, or VA loans which are housing loans partially guaranteed by the Department of Veteran Affairs, or the VA, or conventional loans which are not insured or guaranteed by the FHA or the VA. The mortgage loans:

     - may have fixed interest rates or adjustable interest rates and may provide for fixed level payments, or may be:

     -    revolving credit loans,

     -    Additional Collateral Loans,

     -    GPM Loans,

     -    GEM Loans,

     -    Balloon Loans,

     -    Buy-Down Loans,

     -    Bi-Weekly Loans, or

     - mortgage loans with other payment characteristics as described under "The Mortgage Loans" in this prospectus or in the related prospectus supplement.

ARM loans may have a feature which permits the borrower to convert the rate on those ARM loans to a long-term fixed rate. The mortgage loans may be secured by mortgages or deeds of trust or other similar security instruments creating a first lien or a junior lien on mortgaged property. The mortgage loans may also include Cooperative Loans evidenced by promissory notes secured by a lien on the shares issued by private, non-profit, cooperative housing corporations and on the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific Cooperative Dwellings. The mortgage loans may also include condominium loans secured by a mortgage on a condominium unit together with that condominium unit's appurtenant interest in the common elements.

     The mortgaged properties may include single family property including:

     -    detached individual dwellings,

     -    cooperative dwellings,

     -    individual condominiums,

     -    townhouses,

     -    duplexes,

     -    row houses,

     -    individual units in planned unit developments and

     -    other attached dwelling units.

Each single family property will be located on land owned in fee simple by the borrower or on land leased by the borrower. The fee interest in any leased land will be subject to the lien securing the related mortgage loan. Attached dwellings may include owner-occupied structures where each borrower owns the land on which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building. The proprietary lease or occupancy agreement securing a Cooperative Loan is in most cases subordinate to any blanket mortgage on the related cooperative apartment building and/or on the underlying land.

     Additionally, in the case of a Cooperative Loan, the proprietary lease or occupancy agreement is subject to termination and the cooperative shares are subject to cancellation by the cooperative if the tenant-stockholder fails to pay maintenance or other obligations or charges owed by that tenant-stockholder. See "Legal Aspects of Loans."

     If stated in the related prospectus supplement, some of the mortgage pools may contain mortgage loans secured by junior liens, and the related senior liens may not be included in the mortgage pool. The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior liens and the mortgage loan. In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied:

     - first, to the payment of court costs and fees in connection with the foreclosure,

     -    second, to real estate taxes,

     - third, in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and

     - fourth, any other sums due and owing to the holder of the senior liens.

The claims of the holders of the senior liens will be satisfied in full out of proceeds of the liquidation of the mortgage loan, if those proceeds are sufficient, before the trust as holder of the junior lien receives any payments on the mortgage loan. If the master servicer were to foreclose on any mortgage loan, it would do so subject to any related senior liens. In order for the debt related to the mortgage loan to be paid in full at that sale, a bidder at the foreclosure sale of that mortgage loan would have to bid an amount sufficient to pay off all sums due under the mortgage loan and the senior liens or purchase the mortgaged property subject to the senior liens. In the event that those proceeds from a foreclosure or similar sale of the related mortgaged property are insufficient to satisfy all senior liens and the mortgage loan in the aggregate, the trust, as the holder of the junior lien, and, accordingly, holders of one or more classes of the securities bear the risk of delay in distributions while a deficiency judgment against the borrower is obtained and the risk of loss if the deficiency judgment is not collected. Moreover, deficiency judgments may not be available in some jurisdictions. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages.

     Liquidation expenses for defaulted junior mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that the master servicer took the same steps in realizing on a defaulted junior mortgage loan having a small remaining principal balance as it would in the case of a defaulted junior mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the small junior mortgage loan than would be the case with the defaulted junior mortgage loan having a large remaining principal balance. Because the average outstanding principal balance of the mortgage loans is smaller relative to the size of the average outstanding principal balance of the loans in a typical pool of first priority mortgage loans, liquidation proceeds may also be smaller as a percentage of the principal balance of a mortgage loan than would be the case in a typical pool of first priority mortgage loans.

     If specified in the related prospectus supplement, a trust will contain Additional Collateral Loans. In most cases, the security agreements and other similar security instruments related to the Additional Collateral for the loans in a trust will, in the case of Additional Collateral consisting of personal property, create first liens on that personal property, and, in the case of Additional Collateral consisting of real estate, create first or junior liens on that Additional Collateral. Additional Collateral, or the liens on that Additional Collateral in favor of the related Additional Collateral Loans, may be greater or less in value than the principal balances of those Additional Collateral Loans, the appraised values of the underlying mortgaged properties or the differences, if any, between those principal balances and those appraised values.

     The requirements that Additional Collateral be maintained may be terminated in the case of the reduction of the LTV Ratios or principal balances of the related Additional Collateral Loans to pre-determined amounts. In most cases, appraised value means:

     - For mortgaged property securing a single family property, the lesser of:

          - the appraised value determined in an appraisal obtained at origination of the related mortgage loan, if any, or, if the related mortgaged property has been appraised subsequent to origination, the value determined in that subsequent appraisal, and

          - the sales price for the related mortgaged property, except in circumstances in which there has been a subsequent appraisal;

     - For refinanced, modified or converted mortgaged property, the lesser of:

          - the appraised value of the related mortgaged property determined at origination or in an appraisal, if any, obtained at the time of refinancing, modification or conversion, and

          - the sales price of the related mortgaged property or, if the mortgage loan is not a rate and term refinance mortgage loan and if the mortgaged property was owned for a relatively short period of time prior to refinancing, modification or conversion, the sum of the sales price of the related mortgaged property plus the added value of any improvements; and

     - For mortgaged property securing a manufactured home loan, the least of the sale price, the appraised value, and the National Automobile Dealer's Association book value plus prepaid taxes and hazard insurance premiums.

Additional Collateral, including any related third-party guarantees, may be provided either in addition to or in lieu of primary mortgage insurance policies for the Additional Collateral Loans in a trust, as specified in the related prospectus supplement. Guarantees supporting Additional Collateral Loans may be guarantees of payment or guarantees of collectability and may be full guarantees or limited guarantees. If a trust includes Additional Collateral Loans, the related prospectus supplement will specify the nature and extent of those Additional Collateral Loans and of the related Additional Collateral. If specified in that prospectus supplement, the trustee, on behalf of the related securityholders, will have only the right to receive various proceeds from the disposition of that Additional Collateral consisting of personal property and the liens on that personal property will not be assigned to the trustee. No assurance can be given as to the amount of proceeds, if any, that might be realized from the disposition of the Additional Collateral for any of the Additional Collateral Loans. See "Legal Aspects of Loans-Anti-Deficiency Legislation and Other Limitations on Lenders" in this prospectus.

     The percentage of mortgage loans which are owner-occupied will be disclosed in the related prospectus supplement. In most cases, the sole basis for a representation that a given percentage of the mortgage loans are secured by single family property that is owner-occupied will be either:

     - the making of a representation by the mortgagor at origination of the mortgage loan either that the underlying mortgaged property will be used by the borrower for a period of at least six months every year or that the borrower intends to use the mortgaged property as a primary residence, or

     - a finding that the address of the underlying mortgaged property is the borrower's mailing address as reflected in the servicer's records.

     To the extent specified in the related prospectus supplement, the mortgaged properties may include non-owner occupied investment properties and vacation and second homes. Mortgage loans secured by investment properties may also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the loans to the extent specified in the related prospectus supplement.

     The characteristics of the mortgage loans comprising or underlying the mortgage assets for a series may vary to the extent that credit support is provided in levels satisfactory to the rating agency which assigns a rating to a series of securities. In most cases, the following selection criteria shall apply for the mortgage loans comprising the mortgage assets:

     - no mortgage loan will have had a LTV ratio at origination in excess of 125%;

     - each mortgage loan must have an original term to maturity of not less than 10 years and not more than 40 years;

     - no mortgage loan may be included which, as of the cut-off date, is more than 30 days delinquent as to payment of principal or interest; and

     - no mortgage loan, other than a Cooperative Loan, may be included unless a title insurance policy and a standard hazard insurance policy, which may be a blanket policy, is in effect for the mortgaged property securing that mortgage loan.

     Each mortgage loan will be selected by the depositor for inclusion in a trust from among those purchased by the depositor, either directly or through its affiliates, from a seller or sellers. The related prospectus supplement will specify the extent of mortgage loans so acquired. Other mortgage loans available for purchase by the depositor may have characteristics which would make them eligible for inclusion in a trust but were not selected for inclusion in that trust.

     The mortgage loans to be included in a trust will, in most cases, be acquired by the depositor under a Designated Seller Transaction. Those securities may be sold in whole or in part to seller in exchange for the related mortgage loans, or may be offered under any of the other methods described in this prospectus under "Plan of

Distribution." The related prospectus supplement for a trust composed of mortgage loans acquired by the depositor under a Designated Seller Transaction will in most cases include information, provided by the related seller, about the seller, the mortgage loans and the underwriting standards applicable to the mortgage loans. Neither the depositor nor any of its affiliates, other than the seller, if applicable, will make any representation or warranty as to that mortgage loan, or any representation as to the accuracy or completeness of that information provided by the seller and no assurances are made as to that seller's financial strength, stability or wherewithal to honor its repurchase obligations for breaches of representations and warranties or otherwise honor its obligations.

     The depositor will not require that a standard hazard or flood insurance policy be maintained for any Cooperative Loan. In most cases, the cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, a cooperative and the related borrower on a Cooperative Note do not maintain that insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of the damaged property, damage to that borrower's Cooperative Dwelling or that cooperative's building could significantly reduce the value of the collateral securing that Cooperative Note.

     The initial LTV ratio of any mortgage loan represents the ratio of the principal amount of the mortgage loan at origination, plus in the case of a mortgage loan secured by a junior lien, the principal amount of the related senior lien, to the appraised value of that mortgaged property.

     In most cases, for Buy-Down Loans, during the Buy-Down Period when the borrower is not obligated to pay the full scheduled payment otherwise due on that loan, each of the Buy-Down Loans will provide for scheduled payments based on the Buy-Down Mortgage Rate that will not have been more than 3% below the mortgage rate at origination, and for annual increases in the Buy-Down Mortgage Rate during the Buy-Down Period that will not exceed 1%. The Buy-Down Period will not exceed three years. The Buy-Down Amounts that may be contributed by the servicer of the related Buy-Down Loan is limited to 6% of the appraised value of the related mortgaged property. This limitation does not apply to contributions from immediate relatives or the employer of the mortgagor. The borrower under each Buy-Down Loan will have been qualified at a mortgage rate which is not more than 3% per annum below the current mortgage rate at origination. Accordingly, the repayment of a Buy-Down Loan is dependent on the ability of the borrower to make larger scheduled payments after the Buy-Down Amounts have been depleted and, for some Buy-Down Loans, while those Buy-Down Amounts are being depleted.

     In most cases, the Bi-Weekly Loans will consist of fixed-rate, bi-weekly payment, conventional, fully-amortizing mortgage loans payable on every other Friday during the term of that loan and secured by first mortgages on one-to four-family residential properties.

     In some cases, mortgage loans may be prepaid by the mortgagors at any time without payment of any prepayment fee or penalty. The prospectus supplement will disclose whether a portion of the mortgage loans provide for payment of a prepayment charge if the mortgagor prepays within a specified time period. This charge may affect the rate of prepayment. The master servicer or another party specified in the related prospectus supplement will be entitled to all prepayment charges and late payment charges received on the mortgage loans and those amounts will not be available for payment on the securities unless the prospectus supplement discloses that those charges will be available for payment. However, some states' laws restrict the imposition of prepayment charges even when the mortgage loans expressly provide for the collection of those charges. Although the Alternative Mortgage Transaction Parity Act of 1982, or the Parity Act, permits the collection of prepayment charges in connection with some types of eligible mortgage loans, preempting any contrary state law prohibitions, some states do not recognize the preemptive authority of the Parity Act. As a result, it is possible that prepayment charges may not be collected even on mortgage loans that provide for the payment of these charges.

     In most cases, adjustable rate mortgage loans, or ARM loans, will provide for a fixed initial mortgage rate for either the first six or twelve scheduled payments. After that period, the mortgage rate is subject to periodic adjustment based, subject to the applicable limitations, on changes in the relevant index described in the applicable prospectus supplement, to a rate equal to the index plus the gross margin, which is a fixed percentage spread over the index established contractually for each ARM loan, at the time of its origination. An ARM loan may be convertible into a fixed-rate mortgage loan. To the extent specified in the related prospectus supplement, any ARM loan so converted may be subject to repurchase by the seller, the servicer or the master servicer.

     ARM loans have features that can cause payment increases that some borrowers may find difficult to make. However, each of the ARM loans provides that its mortgage rate may not be adjusted to a rate above the applicable maximum mortgage rate or below the applicable minimum mortgage rate, if any, for that ARM loan. In addition, some of the ARM loans provide for Periodic Rate Caps. Some ARM loans are payable in self-amortizing payments of principal and interest. Negatively amortizing ARM loans instead provide for limitations on changes in the scheduled payment on those ARM loans to protect borrowers from payment increases due to rising interest rates. Those limitations can result in scheduled payments which are greater or less than the amount necessary to amortize a negatively amortizing ARM loan by its original maturity at the mortgage rate in effect during any particular adjustment period. In the event that the scheduled payment is not sufficient to pay the interest accruing on a negatively amortizing ARM loan, then the deferred interest is added to the principal balance of that ARM loan causing the negative amortization of that ARM loan, and will be repaid through future scheduled payments. If specified in the related prospectus supplement, negatively amortizing ARM loans may provide for the extension of their original stated maturity to accommodate changes in their mortgage rate. The relevant prospectus supplement will specify whether the ARM loans comprising or underlying the mortgage assets are negatively amortizing ARM loans.

     Collections on revolving credit line loans may vary because, among other things, borrowers may (i) make payments during any month as low as the minimum monthly payment for such month or, during the interest-only period for certain revolving credit line loans and, in more limited circumstances, closed-end loans, with respect to which an interest-only payment option has been selected, the interest and the fees and charges for such month or (ii) make payments as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make the required periodic payments. In addition, collections on the loans may vary due to seasonal purchasing and the payment habits of borrowers.

     If applicable, the prospectus supplement for each series will specify the index to be used for any mortgage loans underlying that series.

     The related prospectus supplement for each series will provide information for the mortgage loans as of the cut-off date, including, among other things:

     -    the aggregate outstanding principal balance of the mortgage loans;

     - the weighted average mortgage rate on the mortgage loans, and, in the case of ARM loans, the weighted average of the current mortgage rates and the maximum mortgage rates, if any;

     -    the average outstanding principal balance of the mortgage loans;

     - the weighted average remaining term-to-stated maturity of the mortgage loans and the range of remaining terms-to-stated maturity;

     -    the range of LTV ratios of the mortgage loans;

     - the relative percentage, by outstanding principal balance as of the cut-off date, of mortgage loans that are revolving credit loans, Additional Collateral Loans, ARM loans, Balloon Loans, Buy-Down Loans, GEM Loans, GPM Loans, Cooperative Loans, conventional loans, Bi-Weekly Loans, FHA loans and VA loans;

     - the percentage of mortgage loans, by outstanding principal balance as of the cut-off date, that are covered by primary mortgage insurance policies;

     - any pool insurance policy, special hazard insurance policy or bankruptcy bond or other credit support relating to the mortgage loans;

     - the geographic distribution of the mortgaged properties securing the mortgage loans;

     - the percentage of mortgage loans, by principal balance as of the cut-off date, that are secured by single family property, Cooperative Dwellings, investment property and vacation or second homes;

     - the applicable index, the range of gross margins, the weighted average gross margin and the frequency of mortgage rate adjustments;

     - for revolving credit loans, the aggregate credit limits and the range of credit limits of the related credit line agreements; and

     - for mortgage loans secured by a junior lien, the amount of the related senior liens.

The related prospectus supplement will also specify any other limitations on the types or characteristics of mortgage loans which may comprise or underlie the mortgage assets for a series.

     If information of the nature described in the preceding paragraph for the mortgage loans is not known to the depositor at the time the securities are initially offered, more general information of the nature described in that paragraph will be provided in the prospectus supplement. The final specific information will be presented in a Current Report on Form 8-K to be available to investors on the date of issuance of the related series and to be filed with the Securities and Exchange Commission, or the Commission, within 15 days after the initial issuance of those securities. The composition and characteristics of a pool that contains revolving credit loans may change from time to time as a result of any Draws made after the related cut-off date under the related credit line agreements. If trust assets are added to or deleted from the trust after the date of the related prospectus supplement other than as a result of any Draws relating to the revolving credit loans, the addition or deletion will be noted in the Current Report on Form 8-K if the composition of the mortgage pool is effected thereby. Additions or deletions of this type, if any, will be made prior to the related closing date.

     As more fully described in the related prospectus supplement, the revolving credit loans will be originated under credit line agreements subject to a credit limit. Interest on each revolving credit loan, excluding introductory rates, if any, offered from time to time during promotional periods, will be calculated based on the average daily balance outstanding of that loan. Any revolving credit loan may have a mortgage rate that is subject to adjustment on the day specified in the related mortgage note. As specified in the related mortgage note and described in the related prospectus supplement, the mortgage rate will be equal to the sum of (a) the index indicated on the related mortgage note as of the specified date of determination and (b) the gross margin which may vary under some circumstances, subject to the maximum rate specified in the mortgage note and permitted by applicable law. Under certain circumstances, under a revolving credit line loan, a borrower may choose an interest only payment option and is obligated to pay only the amount of interest which accrues on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.

     The borrower under each revolving credit loan may make Draws under the related credit line agreement at any time during the Draw Period. If the Draw Period is less than the full term of the revolving credit loan, the related borrower will not be permitted to make any Draw during the Repayment Period. During the Draw Period, the borrower under each revolving credit loan will be obligated to make monthly payments on the revolving credit loan in a minimum amount as specified in the related mortgage note, which usually will not be less than the finance charge for the related billing cycle. During the Repayment Period, the borrower will not be permitted to make Draws and the revolving credit loan will either amortize in equal monthly installments until maturity, or the borrower will be obligated to pay off the remaining account balance on the related maturity date, which may be a substantial principal amount.

     Subject to the terms of the related mortgage note, the maximum amount of any Draw is equal to the excess, if any, of the credit limit over the principal balance outstanding under the mortgage note at the time of the Draw. Draws will be funded by the master servicer or another entity specified in the related prospectus supplement.

     With respect to any series of securities backed by revolving credit loans, the related trust may include either the entire principal balance of each revolving credit loan outstanding at any time, including balances attributable to Draws made after the related cut-off date, or the Trust Balance of each revolving credit loan. The related prospectus supplement will describe the specific provisions by which payments and losses on any revolving credit loan will be allocated as between the Trust Balance and any Excluded Balance.

     The mortgaged property securing each revolving credit loan will be subject to the lien created by the related mortgage in respect of any related Excluded Balance, whether made on or prior to the related cut-off date or thereafter. The lien will be the same rank as the lien created by the mortgage in respect of the revolving credit loan. The depositor, an affiliate of the depositor or an unaffiliated seller may have an interest in any Draw or portion thereof excluded from the pool. If any entity with an interest in a Draw or portion thereof excluded from the pool or any other Excluded Balance were to become a debtor under the Bankruptcy Code and regardless of whether the transfer of the related revolving credit loan constitutes an absolute assignment, a bankruptcy trustee or creditor of such entity or such entity as a debtor-in-possession could assert that such entity retains rights in the related revolving credit loan and therefore compel the sale of such revolving credit loan, including any Trust Balance, over the


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
objection of the trust and the securityholders. If that occurs, delays and reductions in payments to the trust and the securityholders could result.

THE MANUFACTURED HOME LOANS

     Manufactured home loans comprising or underlying the mortgage assets for a series of securities will consist of manufactured housing conditional sales contracts and installment loan agreements originated by a manufactured housing dealer in the ordinary course of business and purchased by the depositor. Each manufactured home loan will have been originated by a bank or savings institution which is a Fannie Mae- or Freddie Mac-approved seller/servicer or by any financial institution approved for insurance by the Secretary of Housing and Urban Development under Section 2 of the National Housing Act. Mortgage loans, including an interest in that mortgage loan, or manufactured home loans, including an interest in that manufactured home, that are conveyed to the trust for a series is referred to throughout this prospectus as the "loans."

     The manufactured home loans may be conventional loans, FHA loans or VA loans. Each manufactured home loan will be secured by a manufactured home. In most cases, the manufactured home loans will be fully amortizing and will bear interest at a fixed interest rate.

     The manufactured homes securing the manufactured home loans, in most cases, consist of manufactured homes within the meaning of 42 United States Code,
Section 5402(6), which defines a "manufactured home" as "a structure, transportable in one or more sections, which in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air-conditioning, and electrical systems contained therein; except that such term shall include any structure which meets all the requirements of this paragraph except the size requirements and as to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under this chapter. In addition, the following restrictions, in most cases, apply for manufactured home loans comprising or underlying the mortgage assets for a series:

     - no manufactured home loan will have had a LTV ratio at origination in excess of 125%;

     - each manufactured home loan must have an original term to maturity of not less than three years and not more than 25 years;

     - no manufactured home loan may be more than 30 days delinquent as to payment of principal or interest as of the cut-off date; and

     - each manufactured home loan must have, as of the cut-off date, a standard hazard insurance policy, which may be a blanket policy, in effect for that manufactured home loan.

The initial LTV ratio of any manufactured home loan represents the ratio of the principal amount of the manufactured home loan at origination to the appraised value of that manufactured home. For underwriting of manufactured home loans, see "Loan Underwriting Procedures and Standards." For servicing of manufactured home loans, see "Servicing of Loans."

     The related prospectus supplement for each series will provide information for the manufactured home loans comprising the mortgage assets as of the cut-off date, including, among other things:

     - the aggregate outstanding principal balance of the manufactured home loans comprising or underlying the mortgage assets;

     -    the weighted average interest rate on the manufactured home loans;

     - the average outstanding principal balance of the manufactured home loans;

     - the weighted average remaining scheduled term to maturity of the manufactured home loans and the range of remaining scheduled terms to maturity;

     -    the range of LTV ratios of the manufactured home loans;


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
     - the relative percentages, by principal balance as of the cut-off date, of manufactured home loans that were made on new manufactured homes and on used manufactured homes;

     - any pool insurance policy, special hazard insurance policy or bankruptcy bond or other credit support relating to the manufactured home loans; and

     -    the distribution by state of manufactured homes securing the loans.

The related prospectus supplement will also specify any other limitations on the types or characteristics of manufactured home loans which may be included in the mortgage assets for a series.

     If information of the nature specified in the preceding paragraph for the manufactured home loans is not known to the depositor at the time the securities are initially offered, more general information of the nature described in that paragraph will be provided in the prospectus supplement. The final specific information will be presented in a Current Report on Form 8-K to be available to investors on the date of issuance of the related series and to be filed with the Commission within 15 days after the initial issuance of those securities.

COLLECTION ACCOUNT AND PAYMENT ACCOUNT

     In most cases, a separate Collection Account for each series will be established by the master servicer in the name of the trustee for deposit of:

     -    all distributions received on the mortgage assets for that series,

     -    all Advances, other than Advances deposited into the Payment Account,

     - the amount of cash to be initially deposited in that Collection Account, if any,

     - reinvestment income on those funds and other amounts required to be deposited in that Collection Account under the related pooling and servicing agreement or the related servicing agreement and indenture.

Any reinvestment income or other gain from investments of funds in the Collection Account will usually be credited to that Collection Account, and any loss resulting from those investments will be charged to that Collection Account. That reinvestment income may, however, be payable to the master servicer or to a servicer as additional servicing compensation. See "Servicing of Loans" and "The Agreements-Investment of Funds." In this case, that reinvestment income would not be included in calculation of the Available Distribution Amount. See "Description of the Securities-Distributions on the Securities."

     Funds on deposit in the Collection Account will be available for deposit into the Payment Account for various payments provided for in the related pooling and servicing agreement or the related servicing agreement and indenture. In most cases, amounts in the Collection Account constituting reinvestment income which is payable to the master servicer as additional servicing compensation will not be included in determining amounts to be remitted to the trustee for deposit into the Payment Account. In addition, amounts in the Collection Account for the reimbursement of advances or expenses, amounts relating to any Servicing Fee, Retained Interest, and amounts to be deposited into any reserve fund will not be included in determining amounts to be remitted to the trustee for deposit into the Payment Account.

     A separate Payment Account will be established by the trustee or by the master servicer, in either case in the name of the trustee for the benefit of the securityholders. References in the related prospectus supplement to a Certificate Account will be referred to in this prospectus as a Payment Account. All funds received from the master servicer and all required withdrawals from any reserve funds and any draws on any financial guarantee insurance for that series will be deposited into that Payment Account, pending distribution to the securityholders. Any reinvestment income or other gain from investments of funds in the Payment Account will usually be credited to the Payment Account and any loss resulting from those investments will be charged to that Payment Account. That reinvestment income, may, however, be payable to the master servicer or the trustee as additional servicing compensation. On each distribution date, all funds on deposit in the Payment Account, subject to permitted withdrawals by the trustee as described in the related agreement, will be available for remittance to the securityholders. If it is specified in the related prospectus supplement that the Payment Account will be maintained by the master servicer in the name of the trustee, then, prior to each distribution date, funds in the Payment Account will be transferred to a separate account established by and in the name of the trustee from which the funds on


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
deposit in that Collection Account will, subject to permitted withdrawals by the trustee as specified in the related agreement, be available for remittance to the securityholders. See also "The Agreements-Payment Account" in this prospectus.

OTHER FUNDS OR ACCOUNTS

     A trust may include other funds and accounts or a security interest in various funds and accounts for the purpose of, among other things, paying administrative fees and expenses of the trust and accumulating funds pending their distribution. In some cases, funds may be established with the trustee for Buy-Down Loans, GPM Loans, or other loans having special payment features included in the trust in addition to or in lieu of those similar funds to be held by the master servicer. See "Servicing of Loans-Buy-Down Loans, GPM Loans and Other Subsidized Loans." If private mortgage-backed securities are backed by GPM Loans and the value of a multiple class series is determined on the basis of the scheduled maximum principal balance of the GPM Loans, a GPM Fund will be established which will be similar to that which would be established if GPM Loans constituted the mortgage assets. See "Servicing of Loans-Buy-Down Loans, GPM Loans and Other Subsidized Loans" in this prospectus. Other similar accounts may be established as specified in the related prospectus supplement.

                   LOAN UNDERWRITING PROCEDURES AND STANDARDS

UNDERWRITING STANDARDS

     The depositor expects that all loans comprising the mortgage assets for a series will have been originated in accordance with the underwriting procedures and standards described in this prospectus, as supplemented by the related prospectus supplement.

     Sellers of the loans may include banks, savings and loan associations, mortgage bankers, investment banking firms, the Federal Deposit Insurance Corporation, or the FDIC, and others. These sellers will make representations and warranties concerning compliance with those underwriting procedures and standards. Additionally, all or a sample of the loans comprising mortgage assets for a series may be reviewed by or on behalf of the depositor to determine compliance with those underwriting standards and procedures and compliance with other requirements for inclusion in the trust.

     Mortgage loans will have been originated by:

     -    a savings and loan association,

     -    savings bank,

     -    commercial bank,

     -    credit union,

     -    insurance company, or

     - similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development under Sections 203 and 211 of the National Housing Act.

Manufactured home loans may have been originated by those institutions or by a financial institution approved for insurance by the Secretary of Housing and Urban Development under Section 2 of the National Housing Act. The originator of a loan will have applied underwriting procedures intended to evaluate the borrower's credit standing and repayment ability and the value and adequacy of the related property as collateral. FHA loans and VA loans will have been originated in compliance with the underwriting policies of FHA and VA, respectively.

     Each borrower will have been required to complete an application designed to provide to the original lender pertinent credit information about the borrower. As part of the description of the borrower's financial condition, the borrower will have furnished information relating to its assets, liabilities, income, credit history, employment history and personal information. The borrower will have also furnished an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. If the borrower was self-employed, the borrower will have been required to submit copies of recent tax returns. The borrower may also have been required to authorize verifications of deposits at financial institutions where the borrower had demand or savings accounts. Various considerations may cause an originator of loans to depart from these guidelines. For example, when two individuals co-sign the loan documents, the incomes and expenses of both individuals may be included in the computation.

     The adequacy of the property financed by the related loan as security for repayment of that loan will in most cases have been determined by appraisal in accordance with pre-established appraisal procedure guidelines for appraisals established by or acceptable to the originator. Appraisers may be staff appraisers employed by the loan originator or independent appraisers selected in accordance with pre-established guidelines established by the loan originator. The appraisal procedure guidelines will have required that the appraiser or an agent on its behalf personally inspect the property and verify that it was in good condition and that construction, if new, had been completed. The appraisal will have been based on a market data analysis of recent sales of comparable properties and, when deemed applicable, a replacement cost analysis based on the current cost of constructing or purchasing a similar property.

     The value of the property being financed, as indicated by the appraisal, must currently support, and is anticipated to support in the future, the outstanding loan balance. In most cases, appraisals are required to conform


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
to the Uniform Standards of Professional Appraisal Practice and the Financial Institutions Reform, Recovery and Enforcement Act of 1989, or FIRREA, and must be on forms acceptable to Fannie Mae and/or Freddie Mac.

     Based on the data provided, various verifications and the appraisal, a determination will have been made by the original lender that the borrower's monthly income would be sufficient to enable the borrower to meet its monthly obligations on the loan and other expenses related to the property. These expenses include property taxes, utility costs, standard hazard and primary mortgage insurance and, if applicable, maintenance fees and other levies assessed by a Cooperative, and other fixed obligations other than housing expenses. The originating lender's guidelines for loans secured by single family property in most cases will specify that scheduled payments plus taxes and insurance and all scheduled payments extending beyond one year, including those mentioned above and other fixed obligations, such as car payments, would equal no more than specified percentages of the prospective borrower's gross income. In most cases, these guidelines will be applied only to the payments to be made during the first year of the loan.

     For FHA loans and VA loans, traditional underwriting guidelines used by the FHA and the VA, as the case may be, which were in effect at the time of origination of each loan will in most cases have been applied. For manufactured home loans that are conventional loans, the related prospectus supplement will specify:

     -    the required minimum down payment,

     -    the maximum amount of purchase price eligible for financing,

     -    the maximum original principal amount that may be financed, and

     - the limitations on ratios of borrower's scheduled payment to gross monthly income and monthly income net of other fixed payment obligations.

For mortgaged property consisting of vacation or second homes, no income derived from the property will have been considered for underwriting purposes.

     Other types of loans that may be included in the mortgage assets for a series are recently developed and may involve additional uncertainties not present in traditional types of loans. For example, Balloon Loans, Buy-Down Loans, GEM Loans and GPM Loans provide for escalating or variable payments by the borrower. These types of loans are underwritten on the basis of a judgment that the borrower will have the ability to make larger scheduled payments in subsequent years. ARM loans may involve similar assessments.

     To the extent specified in the related prospectus supplement, the depositor may purchase loans, or participation interests in those loans, for inclusion in a trust that are underwritten under standards and procedures which vary from and are less stringent than those described in this prospectus. For instance, loans may be underwritten under a "limited documentation program," if specified in the prospectus supplement. For those loans, minimal investigation into the borrowers' credit history and income profile is undertaken by the originator and those loans may be underwritten primarily on the basis of an appraisal of the mortgaged property and LTV ratio on origination. Thus, if the LTV ratio is less than a percentage specified in the related prospectus supplement, the originator may forego other aspects of the review relating to monthly income, and traditional ratios of monthly or total expenses to gross income may not be applied.

     In addition, mortgage loans may have been originated in connection with a governmental program under which underwriting standards were significantly less stringent and designed to promote home ownership or the availability of affordable residential rental property in spite of higher risks of default and losses. The related prospectus supplement describes the underwriting standards applicable to those mortgage loans.

     The underwriting standards applied by the loan originator require that the underwriting officers be satisfied that the value of the property being financed, as indicated by an appraisal, currently supports and is anticipated to support in the future the outstanding loan balance, and provides sufficient value to mitigate the effects of adverse shifts in real estate values. Some states where the mortgaged properties may be located have "antideficiency" laws requiring that lenders providing credit on single family property look solely to the property for repayment in the event of foreclosure. See "Legal Aspects of Loans" in this prospectus.

     For the underwriting standards applicable to any mortgage loans, those underwriting standards, in most cases, include a set of specific criteria under which the underwriting evaluation is made. However, the application of those underwriting standards does not imply that each specific criterion was satisfied individually. Rather, a mortgage loan will be considered to be originated in accordance with a given set of underwriting standards if, based on an overall qualitative evaluation, the loan is in substantial compliance with those underwriting standards. For example, a mortgage loan may be considered to comply with a set of underwriting standards, even if one or more specific criteria included in those underwriting standards were not satisfied, if other factors compensated for the criteria that were not satisfied or if the mortgage loan is considered to be in substantial compliance with the underwriting standards.

LOSS EXPERIENCE

     The general appreciation of real estate values experienced in the past has been a factor in limiting the general loss experience on conventional loans. However, there can be no assurance that the past pattern of appreciation in value of the real property securing the conventional loans will continue. Further, there is no assurance that appreciation of real estate values will limit loss experiences on non-traditional housing such as manufactured homes or Cooperative Dwellings. Similarly, no assurance can be given that the value of the mortgaged property, including Cooperative Dwellings, securing a loan has remained or will remain at the level existing on the date of origination of that loan. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the loans and any secondary financing on the mortgaged properties securing those loans become equal to or greater than the value of the mortgaged properties, then the actual rates of delinquencies, foreclosures and losses could be higher than those now experienced in the mortgage lending industry. In addition, the value of property securing Cooperative Loans and the delinquency rates for Cooperative Loans, could be adversely affected if the current favorable tax treatment of cooperative tenant stockholders were to become less favorable. See "Legal Aspects of Loans" in this prospectus.

     No assurance can be given that values of manufactured homes have or will remain at the levels existing on the dates of origination of the related loan. Manufactured homes are less likely to experience appreciation in value and more likely to experience depreciation in value over time than other types of mortgaged property. Additionally, delinquency, loss and foreclosure experience on manufactured home loans may be adversely affected to a greater degree by regional and local economic conditions than more traditional mortgaged property.

     To the extent that losses resulting from delinquencies, losses and foreclosures or repossession of mortgaged property for loans included in the mortgage assets for a series of securities are not covered by the methods of credit support or the insurance policies described in this prospectus or in the related prospectus supplement, those losses will be borne by holders of the securities of that series. Even where credit support covers all losses resulting from delinquency and foreclosure or repossession, the effect of foreclosures and repossessions may be to increase prepayment experience on the mortgage assets, thus reducing average weighted life and affecting yield to maturity. See "Yield, Prepayment and Maturity Considerations."

REPRESENTATIONS AND WARRANTS

     The seller, or another party as described in the related prospectus supplement, will represent and warrant to the depositor and the trustee regarding the mortgage loans comprising the mortgage assets in a trust, on delivery of the mortgage loans to the trustee under a trust, among other things, that:

     - any required hazard and primary mortgage insurance policies were effective at the origination of that mortgage loan, and that policy remained in effect on the date of sale, or another date as described in the related prospectus supplement, of that mortgage loan from the seller, or another party specified in the related prospectus supplement, by or on behalf of the depositor;

     - for each mortgage loan required to have title insurance, either (A) a title insurance policy insuring, subject only to permissible title insurance exceptions, the lien status of the mortgage was effective at the origination of that mortgage loan and that policy remained in effect on the date of purchase of the mortgage loan from the seller by or on behalf of the depositor or (B) if the mortgaged property securing that mortgage loan is located in an area where those policies are often not available, there is in the related mortgage file an attorney's certificate of title indicating, subject to those permissible exceptions stated in that certificate, the first lien status of the mortgage,

     - the seller has good title to the mortgage loan and the mortgage loan was subject to no offsets, defenses or counterclaims except as may be provided under the Relief Act and except to the extent that any buydown agreement exists for a Buy-Down Loan;


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
     - there are no mechanics' liens or claims for work, labor or material affecting the related mortgaged property which are, or may be a lien prior to, or equal with, the lien of the related mortgage, subject only to permissible title insurance exceptions;

     - the related mortgaged property is free from material damage and at least in adequate repair;

     - there are no delinquent tax or assessment liens against the related mortgaged property;

     - if a primary mortgage insurance policy is required for that mortgage loan, that mortgage loan is the subject of that policy; and

     - that mortgage loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws in all material respects.

     If the mortgage loans include Cooperative Loans, no representations or warranties concerning title insurance or hazard insurance will be given. In addition, if the mortgage loans include condominium loans, no representation regarding hazard insurance will be given. In most cases, the Cooperative or condominium association itself is responsible for the maintenance of hazard insurance for property owned by the Cooperative and the condominium association is responsible for maintaining standard hazard insurance, insuring the entire condominium building including each individual condominium unit, and the borrowers of that Cooperative or condominium do not maintain separate hazard insurance on their individual Cooperative Dwellings or condominium units. See "Servicing of Loans-Maintenance of Insurance Policies and Other Servicing Procedures" in this prospectus. For a Cooperative Loan, the seller, or other party as described in the related prospectus supplement, will represent and warrant that (a) the security interest created by the cooperative security agreements is a valid first lien on the collateral securing the Cooperative Loan. subject to the right of the related Cooperative to cancel shares and terminate the proprietary lease for unpaid assessments, and (b) the related Cooperative Dwelling is free of material damage and in good repair.

     For each manufactured home loan, the seller, or other party as described in the related prospectus supplement, will represent and warrant, among other things that:

     - immediately prior to the transfer and assignment of the manufactured home loans to the trustee, the seller had good title to, and was the sole owner of, each manufactured home loan;

     - as of the date of the transfer and assignment, the manufactured home loans are subject to no offsets, defenses or counterclaims;

     - each manufactured home loan at the time it was made complied in all material respects with applicable state and federal laws, including usury, equal credit opportunity and truth-in-lending or similar disclosure laws;

     - as of the date of the transfer and assignment, each manufactured home loan constitutes a valid first lien on the related manufactured home and that manufactured home is free of material damage and is in good repair;

     - as of the date of the representation and warranty, no manufactured home loan is more than 30 days delinquent and there are no delinquent tax or assessment liens against the related manufactured home; and

     - for each manufactured home loan, any required hazard insurance policy was effective at the origination of each manufactured home loan and remained in effect on the date of the transfer and assignment of the manufactured home loan from the depositor and that all premiums due on that insurance have been paid in full.

In the case of the discovery of the breach of any representation or warranty made by the master servicer concerning a loan that materially and adversely affects the interest of the securityholder in that loan, the seller, or other party as described in the prospectus supplement, will be obligated to cure that breach in all material respects, repurchase that loan from the trustee, or deliver a qualified substitute mortgage loan as described under "The Agreements-Assignment of Mortgage Assets" in this prospectus. See "Risk Factors-Limited Obligations and Assets of the Depositor" in this prospectus. If the seller or other party fails to cure or repurchase, another party may be required to cure or repurchase as described in the prospectus supplement. The PMBS trustee, in the case of private mortgage-backed securities, or the trustee, as applicable, will be required to enforce this obligation following the practices it


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
would employ in its good faith business judgment were it the owner of that loan. The master servicer may be obligated to enforce those obligations rather than the trustee or PMBS trustee.

                               SERVICING OF LOANS

GENERAL

     Customary servicing functions for loans constituting the mortgage assets in the trust will be provided by the master servicer directly or through one or more servicers subject to supervision by the master servicer. If the master servicer is not directly servicing the loans, then the master servicer will:

     - administer and supervise the performance by the servicers of their servicing responsibilities under their subservicing agreements with the master servicer;

     - maintain any standard or special hazard insurance policy, primary mortgage insurance bankruptcy bond or pool insurance policy required for the related loans; and

     -    advance funds as described under "Advances" in this prospectus.

If the master servicer services the loans through servicers as its agents, the master servicer will be ultimately responsible for the performance of all servicing activities, including those performed by the servicers, regardless of its delegation of various responsibilities to that servicer.

     The master servicer will be a party to the pooling and servicing agreement or servicing agreement for any series for which loans comprise the mortgage assets and may be a party to a participation agreement executed for any participation securities which constitute the mortgage assets. The master servicer may be an affiliate of the depositor. The master servicer and each servicer will usually be required to be a Fannie Mae- or Freddie Mac-approved seller/servicer and, in the case of FHA loans, approved by HUD as an FHA mortgagee.

     The master servicer will be paid the Servicing Fee for the performance of its services and duties under each pooling and servicing agreement or servicing agreement as specified in the related prospectus supplement. Each servicer, if any, will be entitled to receive a portion of the Servicing Fee. In addition, the master servicer or servicer may be entitled to retain late charges, assumption fees and similar charges to the extent collected from mortgagors. If a servicer is terminated by the master servicer, the servicing function of the servicer will be either transferred to a substitute servicer or performed by the master servicer. The master servicer will be entitled to retain the portion of the Servicing Fee paid to the servicer under a terminated subservicing agreement if the master servicer elects to perform those servicing functions itself.

     The master servicer, at its election, may pay itself the Servicing Fee for a series for each mortgage loan either by:

     - withholding the Servicing Fee from any scheduled payment of interest prior to the deposit of that payment in the Collection Account for that series,

     - withdrawing the Servicing Fee from the Collection Account after the entire scheduled payment has been deposited in the Collection Account, or

     - requesting that the trustee pay the Servicing Fee out of amounts in the Payment Account.

COLLECTION PROCEDURES; ESCROW ACCOUNTS

     The master servicer will make reasonable efforts to collect all payments required to be made under the mortgage loans and will, consistent with the related pooling and servicing agreement or servicing agreement for a series and any applicable insurance policies and other forms of credit support, and follow the collection procedures as it follows for comparable loans held in its own portfolio. Consistent with the preceding sentence, the master servicer may, in its discretion:

     - waive any assumption fee, late payment charge, or other charge in connection with a loan;

     - increase the credit limit or extend the Draw Period applicable to any revolving credit loan subject to the limitations described in the related agreement; and

     - arrange with a mortgagor a schedule for the liquidation of delinquencies by extending the due dates for scheduled payments on that loan. However, the master servicer shall first determine that the waiver or extension will not impair the coverage of any related insurance policy or materially and adversely affect the lien of the related mortgage or the lien on any related Additional Collateral.

In addition, if a material default occurs or a payment default is reasonably foreseeable, the master servicer will be permitted, subject to any specific limitations required by the related pooling and servicing agreement or servicing agreement and described in the related prospectus supplement, to modify, waive or amend any term of that mortgage loan, including deferring payments, extending the stated maturity date or otherwise adjusting the payment schedule. This modification, waiver or amendment will be permitted only if it (1) is reasonably likely to produce a greater recovery for that mortgage loan on a present value basis than would liquidation and (2) will not adversely affect the coverage under any applicable instrument of credit enhancement.

     In most cases, the master servicer, to the extent permitted by law, will establish and maintain Escrow Accounts in which payments by borrowers to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items that are required to be paid to the mortgagee will be deposited. Mortgage loans and manufactured home loans may not require those payments under the loan related documents, in which case the master servicer would not be required to establish any Escrow Account for those loans. Withdrawals from the Escrow Accounts are to be made:

     - to effect timely payment of taxes, assessments, mortgage and hazard insurance,

     -    to refund to borrowers amounts determined to be overages,

     - to pay interest to borrowers on balances in the Escrow Account to the extent required by law, and

     - to repair or otherwise protect the property securing the related loan and to clear and terminate that Escrow Account.

The master servicer will be responsible for the administration of the Escrow Accounts and, in most cases, will make advances to that account when a deficiency exists in that account.

DEPOSITS TO AND WITHDRAWALS FROM THE COLLECTION ACCOUNT

     In most cases, the Collection Account will be an Eligible Account and the funds held in that account may be invested, pending remittance to the trustee, in eligible investments. The master servicer will usually be entitled to receive as additional compensation any interest or other income earned on funds in the Collection Account.

     In most cases, the master servicer will deposit into the Collection Account for each series on the business day after the closing date any amounts representing scheduled payments due after the related cut-off date but received by the master servicer on or before the related cut-off date. After the cut-off date, the master servicer will deposit into the Collection Account after the date of receipt of those scheduled payments, the following payments and collections received or made by it, other than payments representing principal of and interest on the related loans due on or before that cut-off date:

     - All payments on account of principal, including prepayments, on those loans;

     - All payments on account of interest on those loans net of any portion of that payment retained by the related servicer, including the master servicer, if any, as servicing compensation on the loans in accordance with the related pooling and servicing agreement or servicing agreement;

     - All Insurance Proceeds and all amounts received by the master servicer in connection with the liquidation of defaulted loans or property acquired relating to those defaulted loans, whether through foreclosure sale or otherwise. This includes all payments in connection with those loans received from the mortgagor, other than Liquidation Proceeds, exclusive of proceeds to be applied to the restoration or repair of the mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures, net of Liquidation Expenses;

     - Any Buydown Funds, and, if applicable, investment earnings on the Buydown Funds required to be paid as described in this prospectus;


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
     - All proceeds of any mortgage loan in that trust purchased, or, in the case of a substitution, other amounts representing a principal adjustment, by the master servicer, the seller or any other person under the terms of the related pooling and servicing agreement or servicing agreement;

     - All amounts required to be deposited in that trust in connection with any losses on eligible investments under the related pooling and servicing agreement or servicing agreement; and

     - All other amounts required to be deposited in that trust under the related pooling and servicing agreement or servicing agreement.

     The master servicer is permitted, from time to time, to make withdrawals from the Collection Account for various purposes, as specified in the related pooling and servicing agreement or servicing agreement, which, in most cases, will include the following, except as otherwise provided in that agreement:

     - to make deposits to the Payment Account in the amounts and in the manner provided in the pooling and servicing agreement or servicing agreement;

     - to reimburse itself for Advances, including amounts advanced for taxes, insurance premiums or similar expenses as to any mortgaged property, out of late payments or collections on the related mortgage loan for which those Advances were made;

     - to pay to itself unpaid Servicing Fees, out of payments or collections of interest on each mortgage loan;

     - to pay to itself as additional servicing compensation any investment income on funds deposited in the Collection Account, and, if so provided in the related pooling and servicing agreement or servicing agreement, any profits realized on disposition of a mortgaged property acquired by deed in lieu of foreclosure or otherwise allowed under the related pooling and servicing agreement or servicing agreement;

     - to pay to itself or the seller all amounts received as to each mortgage loan purchased, repurchased or removed under the terms of the related pooling and servicing agreement or servicing agreement and not required to be distributed as of the date on which the related purchase price is determined;

     - to reimburse itself for any Advance previously made which the master servicer has determined to not be ultimately recoverable from Liquidation Proceeds, Insurance Proceeds or otherwise, subject, in the case of a series with senior securities and subordinate securities, to limitations described in the related pooling and servicing agreement or servicing agreement as described in the related prospectus supplement;

     - to reimburse itself, the trustee or the depositor for other expenses incurred for which it, the trustee or the depositor is entitled to reimbursement or against which it, the trustee or the depositor is indemnified under the related pooling and servicing agreement or the related servicing agreement and indenture;

     - to make any other withdrawals permitted by the related pooling and servicing agreement or servicing agreement and described in the related prospectus supplement;

     - to pay to itself or any subservicer for the funding of any Draws made on the revolving credit loans, if applicable; and

     - to clear the Collection Account of amounts relating to the corresponding loans in connection with the termination of the trust under the pooling and servicing agreement or servicing agreement.

SERVICING ACCOUNTS

     In those cases where a servicer is servicing a mortgage loan, the servicer will usually establish and maintain a Servicing Account that will be an Eligible Account and which is otherwise acceptable to the master servicer. The servicer is required to deposit into the Servicing Account all proceeds of mortgage loans received by the servicer, less its servicing compensation and any reimbursed expenses and advances, to the extent permitted by the subservicing agreement. On the date specified in the related prospectus supplement, the servicer will remit to the master servicer all funds held in the Servicing Account for each mortgage loan, after deducting from that remittance an amount equal to the servicing compensation and unreimbursed expenses and advances to which it is then entitled under the related subservicing agreement, to the extent not previously paid to or retained by it. In addition on each of those dates the servicer will be required to remit to the master servicer any amount required to be advanced under the related subservicing agreement, and the servicer will also be required to remit to the master servicer, within one business day of receipt, the proceeds of any principal Prepayments and all Insurance Proceeds and Liquidation Proceeds.

BUY-DOWN LOANS, GPM LOANS AND OTHER SUBSIDIZED LOANS

     For each Buy-Down Loan, if any, included in a trust the master servicer will deposit all Buy-Down Amounts in a Buy-Down Fund. The amount of that deposit, together with investment earnings on that deposit at the rate specified in the related prospectus supplement, will provide sufficient funds to support the payments on that Buy-Down Loan on a level debt service basis. The master servicer will not be obligated to add to the Buy-Down Account should amounts in that account and investment earnings prove insufficient to maintain the scheduled level of payments on the Buy-Down Loans, in which event distributions to the securityholders may be affected. A Buy-Down Fund, in most cases, will not be included in or deemed to be a part of the trust.

     The terms of some of the loans may provide for the contribution of subsidy funds by the seller of the related mortgaged property or by another entity. The master servicer will deposit the subsidy funds in a Subsidy Fund for that loan. In most cases, the terms of the loan will provide for the contribution of the entire undiscounted amount of subsidy amounts necessary to maintain the scheduled level of payments due during the early years of that loan. Neither the master servicer, any servicer nor the depositor will be obligated to add to that Subsidy Fund any of its own funds. The Subsidy Fund, in most cases, will not be included in or deemed to be a part of the trust.

     If the depositor values any GPM Loans deposited into the trust for a multiple class series on the basis of that GPM Loan's scheduled maximum principal balance, the master servicer will deposit in a GPM Fund complying with the requirements described above for the Collection Account an amount which, together with anticipated reinvestment income on that amount, will be sufficient to cover the amount by which payments of principal and interest on those GPM Loans assumed in calculating payments due on the securities of that multiple class series exceed the scheduled payments on those GPM Loans. The trustee will withdraw amounts from the GPM Fund for a series on a prepayment of those GPM Loan as necessary and apply those amounts to the payment of principal and interest on the securities of that series. Neither the depositor, the master servicer nor any servicer will be obligated to supplement the GPM Fund should amounts in that account and investment earnings on those amounts prove insufficient to maintain the scheduled level of payments, in which event, distributions to the securityholders may be affected. The GPM Fund, in most cases, will not be included in or deemed to be part of the trust.

     For any other type of loan which provides for payments other than on the basis of level payments, an account may be established as described in the related prospectus supplement on terms similar to those relating to the Buy-Down Fund, Subsidiary Fund or the GPM Fund.

ADVANCES

     General. The related prospectus supplement will describe when the master servicer or servicer will make an Advance for delinquent payments of principal of and interest on a loan. In most cases, neither the master servicer nor any servicer will be obligated to make Advances. That obligation to make Advances may be limited in amount, may be limited to advances received from the servicers, if any, or may not be activated until a particular portion of a specified reserve fund is depleted. If the master servicer is obligated to make Advances, a surety bond or other credit support may be provided for that obligation as described in the related prospectus supplement. Advances are intended to provide liquidity and not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the servicer or the master servicer, as the case may be, out of amounts received on particular loans which represent late recoveries of principal or interest, proceeds of insurance policies or Liquidation Proceeds for which that Advance was made. If an Advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies or Liquidation Proceeds from the related loan, the servicer or master servicer will be entitled to reimbursement from other funds in the Payment Account, Collection Account or Servicing Account. Recovery also may be from a specified reserve fund as applicable, to the extent specified in the related prospectus supplement. For any multiple class series, so long as the related subordinate securities remain outstanding, those Advances may also be reimbursable in most cases out of amounts otherwise distributable to holders of the subordinate securities, if any.


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
     Advances in Connection with Prepaid Loans. In addition, when a borrower makes a principal prepayment in full between due dates on the related loan, the borrower will usually be required to pay interest on the principal amount prepaid only to the date of that prepayment. In order that one or more classes of the securityholders of a series will not be adversely affected by any resulting shortfall in interest, the master servicer may be obligated to advance moneys as needed to cover a full scheduled payment of interest on the related loan, less any related Servicing Fees. That principal prepayment, together with a full scheduled payment of interest on that prepayment to the extent of the adjustment or advance, will be distributed to securityholders on the related distribution date. If the amount necessary to include a full scheduled payment of interest as described in the second preceding sentence exceeds the amount which the master servicer is obligated to advance, as applicable, a shortfall may occur as a result of a prepayment in full. See "Yield, Prepayment and Maturity Considerations."

MAINTENANCE OF INSURANCE POLICIES AND OTHER SERVICING PROCEDURES

     Standard Hazard Insurance; Flood Insurance. Except as otherwise specified in the related prospectus supplement, the master servicer will be required to maintain or to cause the borrower on each loan to maintain or will use its best reasonable efforts to cause each servicer of a loan to maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for some other hazards as is customary in the state in which the property securing the related loan is located. See "Description of Mortgage and Other Insurance" in this prospectus. In most cases, coverage will be in an amount at least equal to the greater of (1) the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy or (2) the outstanding principal balance of the related loan.

     The master servicer will also maintain on REO Property that secured a defaulted loan and that has been acquired on foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of that REO Property. No earthquake or other additional insurance will be required of any borrower or will be maintained on REO Property acquired for a defaulted loan, other than under those applicable laws and regulations as shall at any time be in force and shall require for additional insurance. When, at the time of origination of a loan or at any time during the term of the loan the master servicer or the related servicer determines that the related mortgaged property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the borrower will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with an acceptable insurance carrier, in an amount representing coverage not less than the lesser of:

     -    the outstanding principal balance of the loan or

     - the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1983 or the National Flood Insurance Reform Act of 1994, as amended.

The pooling and servicing agreement or servicing agreement will obligate the mortgagor to obtain and maintain all requisite flood insurance coverage at the mortgagor's cost and expense, and on the mortgagor's failure to do so, authorizes the master servicer or servicer to obtain and maintain that coverage at the mortgagor's cost and expense and to seek reimbursement for that cost and expense from the mortgagor.

     Any amounts collected by the master servicer or the servicer, as the case may be, under those policies of insurance, other than amounts to be applied to the restoration or repair of the mortgaged property, released to the borrower in accordance with normal servicing procedures or used to reimburse the master servicer for amounts to which it is entitled to reimbursement, will be deposited in the Collection Account. In the event that the master servicer obtains and maintains a blanket policy insuring against hazard losses on all of the loans, written by an insurer then acceptable to each rating agency which assigns a rating to that series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each loan or related REO Property. This blanket policy may contain a deductible clause, in which case the master servicer will, in the event that there has been a loss that would have been covered by that policy absent that deductible clause, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of the application of that deductible clause.


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
     The depositor will not require that a standard hazard or flood insurance policy be maintained on the Cooperative Dwelling relating to any Cooperative Loan. In most cases, the Cooperative itself is responsible for maintenance of hazard insurance for the property owned by the cooperative and the tenant stockholders of that cooperative do not maintain individual hazard insurance policies. To the extent, however, that a Cooperative and the related borrower on a Cooperative Loan do not maintain that insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to that borrower's Cooperative Dwelling or that Cooperative's building could significantly reduce the value of the collateral securing that Cooperative Loan to the extent not covered by other credit support. Similarly, the depositor will not require that a standard hazard or flood insurance policy be maintained on a condominium unit relating to any condominium loan. In most cases, the condominium association is responsible for maintenance of hazard insurance insuring the entire condominium building, including each individual condominium unit, and the owner(s) of an individual condominium unit do not maintain separate hazard insurance policies. To the extent, however, that a condominium association and the related borrower on a condominium loan do not maintain that insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to that borrower's condominium unit or the related condominium building could significantly reduce the value of the collateral securing that condominium loan to the extent not covered by other credit support.

     Special Hazard Insurance Policy. If, and to the extent specified in the related prospectus supplement, the master servicer will maintain a special hazard insurance policy, in the amount specified in the related prospectus supplement, in full force and effect for the loans. In most cases, the special hazard insurance policy will provide for a fixed premium rate based on the declining aggregate outstanding principal balance of the loans. The master servicer will agree to pay the premium for any special hazard insurance policy on a timely basis. If the special hazard insurance policy is canceled or terminated for any reason other than the exhaustion of total policy coverage, the master servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the special hazard insurance policy with a total coverage which is equal to the then existing coverage of the terminated special hazard insurance policy. However, if the cost of that replacement policy is greater than the cost of the terminated special hazard insurance policy, the amount of coverage under the replacement policy will, in most cases, be reduced to a level so that the applicable premium does not exceed 150% of the cost of the special hazard insurance policy that was replaced. Any amounts collected by the master servicer under the special hazard insurance policy in the nature of insurance proceeds will be deposited in the Collection Account, net of amounts to be used to repair, restore or replace the related property securing the loan or to reimburse the master servicer or a servicer for related amounts owed to it. Some characteristics of the special hazard insurance policy are described under "Description of Mortgage and Other Insurance-Hazard Insurance on the Loans."

     Primary Mortgage Insurance. To the extent described in the related prospectus supplement, the master servicer will be required to use its best reasonable efforts to keep, or to cause each servicer to keep, in full force and effect, a primary mortgage insurance policy for each conventional loan secured by single family property for which that coverage is required for as long as the related mortgagor is obligated to maintain that primary mortgage insurance under the terms of the related loan. The master servicer will not cancel or refuse to renew that primary mortgage insurance policy in effect at the date of the initial issuance of the securities that is required to be kept in force unless a replacement primary mortgage insurance policy for that cancelled or nonrenewed policy is maintained with a Qualified Insurer.

     Primary insurance policies will be required for manufactured home loans only to the extent described in the related prospectus supplement. If primary mortgage insurance is to be maintained for manufactured home loans, the master servicer will be required to maintain that insurance as described above. For further information regarding the extent of coverage under a primary mortgage insurance policy, see "Description of Mortgage and Other Insurance-Mortgage Insurance on the Loans."

     FHA Insurance and VA Guarantees. To the extent specified in the related prospectus supplement, all or a portion of the loans may be insured by the FHA or guaranteed by the VA. The master servicer will be required to take steps that are reasonably necessary to keep that insurance and guarantees in full force and effect. See "Description of Mortgage and Other Insurance-Mortgage Insurance on the Loans."

     Pool Insurance Policy. The master servicer may be obligated to use its best reasonable efforts to maintain a pool insurance policy for the loans in the amount and with the coverage described in the related prospectus supplement. In most cases, the pool insurance policy will provide for a fixed premium rate on the declining aggregate outstanding principal balance of the loans. The master servicer will be obligated to pay the premiums for that pool insurance policy on a timely basis.

     The prospectus supplement will identify the pool insurer for the related series of securities. If the pool insurer ceases to be a Qualified Insurer because it is not approved as an insurer by Freddie Mac or Fannie Mae or because its claims-paying ability is no longer rated in the category required by the related prospectus supplement, the master servicer will be obligated to review, no less often than monthly, the financial condition of the pool insurer to determine whether recoveries under the pool insurance policy are jeopardized by reason of the financial condition of the pool insurer. If the master servicer determines that recoveries may be so jeopardized or if the pool insurer ceases to be qualified under applicable law to transact a mortgage guaranty insurance business, the master servicer will exercise its best reasonable efforts to obtain from another Qualified Insurer a comparable replacement pool insurance policy with a total coverage equal to the then outstanding coverage of the pool insurance policy to be replaced. However, if the premium rate on the replacement policy is greater than that of the existing pool insurance policy, then the coverage of the replacement policy will, in most cases, be reduced to a level so that its premium rate does not exceed 150% of the premium rate on the pool insurance policy to be replaced. Payments made under a pool insurance policy will be deposited into the Collection Account, net of expenses of the master servicer or any related unreimbursed Advances or unpaid Servicing Fee. Typical terms of the pool insurance policy are described under "Description of Mortgage and Other Insurance-Mortgage Insurance on the Loans."

     Bankruptcy Bond. The master servicer may be obligated to use its best reasonable efforts to obtain and after those efforts maintain a bankruptcy bond or similar insurance or guaranty in full force and effect throughout the term of the related agreement, unless coverage under that bankruptcy bond has been exhausted through payment of claims. The master servicer may be required to pay from its servicing compensation the premiums for the bankruptcy bond on a timely basis. Coverage under the bankruptcy bond may be cancelled or reduced by the master servicer at any time, provided that the cancellation or reduction does not adversely affect the then current rating of the related series of securities. See "Description of Mortgage and Other Insurance-Bankruptcy Bond" in this prospectus.

PRESENTATION OF CLAIMS; REALIZATION ON DEFAULTED LOANS

     The master servicer, on behalf of the trustee and the securityholders, will be required to present or cause to be presented, claims for any standard hazard insurance policy, pool insurance policy, special hazard insurance policy, bankruptcy bond, or primary mortgage insurance policy, and to the FHA and the VA, if applicable relating to any FHA insurance or VA guarantee respecting defaulted mortgage loans.

     The master servicer will use its reasonable best efforts to foreclose on, repossess or otherwise comparably convert the ownership of the real properties securing the related loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with the foreclosure or other conversion, the master servicer will follow those practices and procedures as it deems necessary or advisable and as are normal and usual in its servicing activities for comparable loans serviced by it. However, the master servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the property unless it determines:

     - that restoration or foreclosure will increase the Liquidation Proceeds of the related mortgage loan available to the securityholders after reimbursement to itself for those expenses, and

     - that those expenses will be recoverable by it either through Liquidation Proceeds or the proceeds of insurance.

In spite of anything to the contrary in this prospectus, in the case of a trust for which a REMIC election or elections have been made, the master servicer shall not liquidate any collateral acquired through foreclosure later than two years after the acquisition of that collateral, unless a longer period of time is necessary for the orderly liquidation of the collateral and the master servicer has obtained from the Internal Revenue Service, or IRS, an extension of the two year period within which it would otherwise be required to liquidate the collateral. While the holder of mortgaged property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the trust will have no ability to do so and neither the master servicer nor any servicer will be required to do so.


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
     For a mortgage loan in default, the master servicer may pursue foreclosure or similar remedies concurrently with pursuing any remedy for a breach of a representation and warranty. However, the master servicer is not required to continue to pursue both of those remedies if it determines that one remedy is more likely to result in a greater recovery. If that mortgage loan is an Additional Collateral Loan, the master servicer, or the related servicer, if the lien on the Additional Collateral for that Additional Collateral Loan is not assigned to the trustee on behalf of the securityholders, may proceed against the related mortgaged property or the related Additional Collateral first or may proceed against both concurrently, as permitted by applicable law and the terms under which that Additional Collateral is held, including any third-party guarantee. On the first to occur of final liquidation, by foreclosure or otherwise, and a repurchase or substitution under a breach of a representation and warranty, that mortgage loan will be removed from the related trust if it has not been removed previously. Upon foreclosure of a revolving credit loan, the related Liquidation Proceeds will be allocated among the Trust Balances, if any, and Excluded Balances as described in the related prospectus supplement.

     If any property securing a defaulted loan is damaged and proceeds, if any, from the related standard hazard insurance policy or the applicable special hazard insurance policy, if any, are insufficient to restore the damaged property to a condition sufficient to permit recovery under any pool insurance policy or any primary mortgage insurance policy, FHA insurance, or VA guarantee, neither the master servicer nor any servicer will be required to expend its own funds to restore the damaged property unless it determines:

     - that restoration will increase the Liquidation Proceeds of the loan after reimbursement of the expenses incurred by that servicer or the master servicer, and

     - that those expenses will be recoverable by it through proceeds of the sale of the property or proceeds of the related pool insurance policy or any related primary mortgage insurance policy, FHA insurance, or VA guarantee.

As to collateral securing a Cooperative Loan, any prospective purchaser will, in most cases, have to obtain the approval of the board of directors of the relevant cooperative before purchasing the shares and acquiring rights under the proprietary lease or occupancy agreement securing that Cooperative Loan. See "Legal Aspects of Loans-On Cooperative Loan Security" in this prospectus. This approval is usually based on the purchaser's income and net worth and numerous other factors. The necessity of acquiring that approval could limit the number of potential purchasers for those shares and otherwise limit the trust's ability to sell and realize the value of those shares.

     For a defaulted manufactured home loan, the value of the related manufactured home can be expected to be less on resale than a new manufactured home. To the extent equity does not cushion the loss in market value, and that loss is not covered by other credit support, a loss may be experienced by the trust.

ENFORCEMENT OF DUE-ON-SALE CLAUSES

     In most cases, for a series, when any mortgaged property is about to be conveyed by the borrower, the master servicer will, to the extent it has knowledge of that prospective conveyance and prior to the time of the consummation of that conveyance, exercise the trustee's right to accelerate the maturity of that loan under the applicable "due-on-sale" clause, if any, unless the master servicer reasonably believes that the clause is not enforceable under applicable law or if the enforcement of that clause would result in loss of coverage under any primary mortgage insurance policy. If those conditions are not met or the master servicer reasonably believes that enforcement of a due-on-sale clause will not be enforceable, the master servicer is authorized to accept from or enter into a substitution or assumption agreement, on behalf of the trustee, with the person to whom that property has been or is about to be conveyed. Under this agreement, that person becomes liable under the loan and under which the original borrower is released from liability and that person is substituted as the borrower and becomes liable under the loan. Any fee collected in connection with an assumption will be retained by the master servicer as additional servicing compensation. The terms of a loan may not be changed in connection with a substitution or assumption.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The master servicer or any servicer will be entitled to a servicing fee in an amount to be determined as specified in the related prospectus supplement. The servicing fee may be fixed or variable, as specified in the related prospectus supplement. In most cases, the master servicer or any servicer will be entitled to additional servicing compensation in the form of assumption fees, late payment charges, or excess proceeds following disposition of property in connection with defaulted loans and as otherwise specified in this prospectus.

     In most cases, the master servicer will pay the fees of the servicers, if any, and various expenses incurred in connection with the servicing of the loans, including, without limitation:

     - the payment of the fees and expenses of the trustee and independent accountants,

     - payment of insurance policy premiums and the cost of credit support, if any, and

     - payment of expenses incurred in enforcing the obligations of servicers and sellers and in the preparation of reports to securityholders.

Some of these expenses may be reimbursable under the terms of the related agreement from Liquidation Proceeds and the proceeds of insurance policies and, in the case of enforcement of the obligations of servicers and sellers, from any recoveries in excess of amounts due on the related loans or from specific recoveries of costs.

     The master servicer will be entitled to reimbursement for various expenses incurred by it in connection with the liquidation of defaulted loans. The related trust will suffer no loss by reason of those expenses to the extent claims are paid under related insurance policies or from the Liquidation Proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage under those insurance policies has been exhausted, the related trust will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the master servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the related loan which would be distributable to securityholders. In addition, the master servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted loan, that right of reimbursement being prior to the rights of the securityholders to receive any related proceeds of insurance policies, Liquidation Proceeds or amounts derived from other forms of credit support. The master servicer is also entitled to reimbursement from the Collection Account and the Payment Account for Advances.

     In most cases, the rights of the master servicer to receive funds from the Collection Account or the Payment Account for a series, whether as the Servicing Fee or other compensation, or for the reimbursement of Advances, expenses or otherwise, are not subordinate to the rights of securityholders of that series.

EVIDENCE AS TO COMPLIANCE

     In most cases, each pooling and servicing agreement and each servicing agreement will provide for delivery, on or before a specified date in each year, to the trustee of an annual statement signed by an officer of the master servicer to the effect that the master servicer has complied in all material respects with the minimum servicing standards specified in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled in all material respects its obligations under the related agreement throughout the preceding year. If there has been material noncompliance with those servicing standards or a material default in the fulfillment of any obligation, that statement shall include a description of that noncompliance or specify that known default, as the case may be, and the nature and status of the default. The statement may be provided as a single form making the required statements as to more than one agreement.

     In most cases, each pooling and servicing agreement and each servicing agreement will also provide that on or before a specified date in each year, beginning the first date that is at least a specified number of months after the cut-off date, a firm of independent public accountants will furnish a report to the depositor and the trustee stating the opinion of that firm. The opinion will state that on the basis of an examination by that firm conducted substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertion by management of the master servicer regarding the master servicer's compliance with the minimum servicing standards specified in the Uniform Single Attestation Program for Mortgage Bankers during the preceding year is fairly stated in all material respects, subject to those exceptions and other qualifications that, in the opinion of that firm, those accounting standards require it to report. In rendering its statement that firm may rely, as to the matters relating to the direct servicing of mortgage loans by servicers, on comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants, rendered within one year of that statement, for those servicers which also have been the subject of that examination.


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
MATTERS REGARDING THE MASTER SERVICER AND THE DEPOSITOR

     The master servicer for each series will be identified in the related prospectus supplement. The master servicer may be an affiliate of the depositor and may have other business relationships with the depositor and its affiliates.

     In most cases, the master servicer may not resign from its obligations and duties under the related pooling and servicing agreement or servicing agreement except on its determination that its duties under that agreement are no longer permissible under applicable law or except in connection with a permitted transfer of servicing. This resignation will become effective until the trustee or a successor master servicer has assumed the master servicer's obligations and duties under the related agreement.

     In the event of an Event of Default under the related pooling and servicing agreement or servicing agreement, the master servicer may be replaced by the trustee or a successor master servicer. See "The Agreements-Rights in the Case of Events of Default" in this prospectus.

     In most cases, the master servicer has the right, with the consent of the trustee, which consent shall not be unreasonably withheld, to assign its rights and delegate its duties and obligations under the pooling and servicing agreement or servicing agreement for each series; provided that the purchaser or transferee accepting that assignment or delegation:

     - is qualified to sell loans to and service loans for Fannie Mae or Freddie Mac;

     -    has a net worth of not less than $10,000,000;

     - is acceptable to each rating agency for purposes of maintaining its then-current ratings of the securities;

     -    is reasonably acceptable to the trustee; and

     - executes and delivers to the depositor and the trustee an agreement, in form and substance reasonably satisfactory to the trustee, which contains an assumption by that purchaser or transferee of the due and punctual performance and performed or observed by the master servicer under the related pooling and servicing agreement or servicing agreement from and after the date of that agreement.

     To the extent that the master servicer transfers its obligations to a wholly-owned subsidiary or affiliate, that subsidiary or affiliate need not satisfy the criteria described above. However, in that instance the assigning master servicer will remain liable for the servicing obligations under the related agreement. Any entity into which the master servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the master servicer's obligations under the related agreement, provided that the successor or surviving entity meets the requirements for a successor master servicer described in the preceding paragraph.

     Each pooling and servicing agreement and each servicing agreement will also provide that neither the master servicer, the depositor, nor any director, officer, employee or agent of the master servicer or the depositor, will be under any liability to the related trust or the securityholders for any action taken or for failing to take any action in good faith under the related agreement or for errors in judgment. However, neither the master servicer, the depositor, nor any other person will be protected against any breach of warranty or representations made by that party under the related agreement or the failure to perform its obligations in compliance with any standard of care described in the related agreement or liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under that agreement. Each pooling and servicing agreement and each servicing agreement will further provide that the master servicer, the depositor and any director, officer, employee or agent of the master servicer or the depositor is entitled to indemnification from the related trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the related agreement or the securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties under that agreement or by reason of reckless disregard of obligations and duties under that agreement. In addition, the related agreement provides that neither the master servicer nor the depositor is under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the related agreement which, in its opinion, may involve it in any expense or liability. The master servicer or the depositor may, in its discretion, undertake that action which it may deem necessary or desirable for the related agreement and the rights and duties of the parties to that agreement and the interests of the securityholders under that agreement. In that event, the legal expenses and costs of that action and any liability resulting from that action will be expenses, costs, and liabilities of the trust and the master servicer or the depositor will be entitled to be reimbursed for those expenses, costs and liabilities out of the Collection Account, or the Payment Account, if applicable.

                                 CREDIT SUPPORT

GENERAL

     For any series, credit support may be provided for one or more classes of that series or the related mortgage assets. Credit support may be in the form of the following:

     -    a letter of credit;

     - the subordination of one or more classes of the securities of that series;

     -    subordination created through overcollateralization;

     -    the establishment of one or more reserve funds;

     - use of a pool insurance policy, bankruptcy bond, repurchase bond or special hazard insurance policy;

     -    financial guarantee insurance;

     -    the use of cross-support features; or

     - another method of credit support described in the related prospectus supplement, or any combination of the foregoing, in any case, in the amounts and having the terms and conditions as are acceptable to each rating agency which assigns a rating to the securities of the related series.

Credit support may also be provided in the form of an insurance policy covering the risk of collection and adequacy of any Additional Collateral provided in connection with any Additional Collateral Loan, subject to the limitations described in that insurance policy.

     For any series of securities backed by Trust Balances of revolving credit loans, the credit support provided with respect to the securities will cover any portion of any losses allocated to the Trust Balances, to the extent that credit support is available to cover losses otherwise allocable to those securities, subject to any limitations described in this prospectus and in the related prospectus supplement.

     In most cases, for a series, the credit support will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the securities and interest on those securities at the security interest rate. If losses occur which exceed the amount covered by credit support or which are not covered by credit support, those losses will be borne by the securityholders. If credit support is provided for a series, the related prospectus supplement will include a description of:

     -    the amount payable under that credit support,

     - any conditions to payment under that credit support not otherwise described in this prospectus,

     - the conditions under which the amount payable under that credit support may be reduced and under which that credit support may be terminated or replaced, and

     - the material provisions of any agreement relating to that credit support.

Additionally, the related prospectus supplement will provide some information on the issuer of any third-party credit support, including:

     -    a brief description of its principal business activities,

     - its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business,

     - if applicable, the identity of regulatory agencies which exercise primary jurisdiction over the conduct of its business, and

     - its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the prospectus supplement.

SUBORDINATE SECURITIES; SUBORDINATION RESERVE FUND

     In some issuances, one or more classes of a series may be subordinate securities. The rights of the subordinate securityholders to receive distributions of principal and interest from the Payment Account on any distribution date may be subordinated to the rights of the senior securityholders to the extent of the then applicable Subordinated Amount as defined in the related prospectus supplement. The Subordinated Amount will decrease whenever amounts otherwise payable to the Subordinate securityholders are paid to the senior securityholders, including amounts withdrawn from the Subordination Reserve Fund, if any, and paid to the senior securityholders. The Subordinated Amount will usually increase whenever there is distributed to the subordinate securityholders amounts for which subordination payments have previously been paid to the senior securityholders, which will occur when subordination payments for delinquencies and some other deficiencies have been recovered.

     A series may include a class of subordinate securities entitled to receive cash flows remaining after distributions made to all other classes. That right will effectively be subordinate to the rights of other securityholders, but will not be limited to the Subordinated Amount. The subordination of a class may apply only in the event of some types of losses not covered by insurance policies or other credit support, such as losses arising from damage to property securing a loan not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and application of some provisions of the federal bankruptcy code, 11 United States Code 101 et seq., and regulations promulgated under the federal bankruptcy code, or the Bankruptcy Code, or losses resulting from the denial of insurance coverage due to fraud or misrepresentation in connection with the origination of a loan.

     In some cases, for any series which includes one or more classes of subordinate securities, a Subordination Reserve Fund may be established. The Subordination Reserve Fund, if any, will be funded with cash, a letter of credit, a demand note or Eligible Reserve Fund Investments, or by the retention of amounts of principal or interest otherwise payable to holders of subordinate securities, or both, as specified in the related prospectus supplement. In most cases, the Subordination Reserve Fund will not be a part of the trust. If the Subordination Reserve Fund is not a part of the trust, the trustee will have a security interest in that Subordination Reserve Fund on behalf of the senior securityholders. Moneys will be withdrawn from the Subordination Reserve Fund to make distributions of principal of or interest on senior securities under the circumstances described in the related prospectus supplement.

     Moneys deposited in any Subordination Reserve Fund will be invested in Eligible Reserve Fund Investments. Any reinvestment income or other gain from those investments will usually be credited to the Subordination Reserve Fund for that series, and any loss resulting from those investments will be charged to that Subordination Reserve Fund. Amounts in any Subordination Reserve Fund in excess of the required reserve fund balance may be periodically released to the subordinate securityholders under the conditions and to the extent specified in the related prospectus supplement. Additional information concerning any Subordination Reserve Fund will be described in the related prospectus supplement, including the amount of any initial deposit to that Subordination Reserve Fund, the required reserve fund balance to be maintained in the Subordination Reserve Fund, the purposes for which funds in the Subordination Reserve Fund may be applied to make distributions to senior securityholders and the employment of reinvestment earnings on amounts in the Subordination Reserve Fund, if any.

OVERCOLLATERALIZATION

     Subordination may be provided by one or more classes of senior securities through overcollateralization, i.e., by having a greater amount of aggregate principal balance of the mortgage assets for a series than the aggregate principal balance of the securities of that series. That subordination may exist on the closing date or may be effected through the allocation of interest payments on the loans to reduce the principal balances of some classes of securities.

     In a series with overcollateralization, the allocation of losses to the securities is handled through the priority of payment process, first by interest that otherwise would pay down principal on the securities, and then those losses would be allocated to the senior securities only if the principal balance of the mortgage loans was reduced to less than the principal balance of the senior securities. The level of overcollateralization required under the provisions of


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
the related pooling and servicing agreement or indenture will be subject to various tests based primarily on the loss and delinquency experience of the related mortgage assets, and will be raised and lowered accordingly.

CROSS-SUPPORT FEATURES

     If the mortgage assets for a series are divided into separate asset groups, the beneficial ownership of which is evidenced by a separate class or classes of a series, credit support may be provided by a cross-support feature which requires that distributions be made on senior securities evidencing the beneficial ownership of one asset group prior to distributions on subordinate securities evidencing the beneficial ownership interest in another asset group within the trust. The related prospectus supplement for a series which includes a cross-support feature will describe the manner and conditions for applying that cross-support feature. As to any trust that includes a cross-support feature, only assets of the trust will be used to provide cross-support, and cross-support will be provided only to securities issued by the trust. A trust will not provide a cross-support feature that benefits securities issued by any other trust, and a trust will not receive cross-support from any other trust.

INSURANCE

     Credit support for a series may be provided by various forms of insurance policies, subject to limits on the aggregate dollar amount of claims that will be payable under each insurance policy, for all loans comprising or underlying the mortgage assets for a series, or those loans that have specified characteristics. Those insurance policies include primary mortgage insurance and standard hazard insurance and may, if specified in the related prospectus supplement, include:

     - a pool insurance policy covering losses in amounts in excess of coverage of any primary insurance policy,

     - a special hazard insurance policy covering risks not covered by standard hazard insurance policies,

     - a bankruptcy bond covering a number of losses resulting from the bankruptcy of a borrower and application of various provisions of the Bankruptcy Code,

     - a repurchase bond covering the repurchase of a loan for which mortgage insurance or hazard insurance coverage has been denied due to misrepresentations in connection with the organization of the related loan, or

     - other insurance covering other risks associated with the particular type of loan. See "Description of Mortgage and Other Insurance."

Copies of the actual pool insurance policy, special hazard insurance policy, bankruptcy bond or repurchase bond, if any, relating to the loans comprising the mortgage assets for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the securities of the related series.

LETTER OF CREDIT

     The letter of credit, if any, for a series of securities will be issued by the letter of credit bank specified in the related prospectus supplement. Under the letter of credit, the letter of credit bank will be obligated to honor drawings under the letter of credit in an aggregate fixed dollar amount, net of unreimbursed payments under that letter of credit, equal to the percentage specified in the related prospectus supplement of the aggregate principal balance of the loans on the related cut-off date or of one or more classes of securities. The letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of various provisions of the Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a loan. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments under that letter of credit. The obligations of the letter of credit bank under the letter of credit for each series of securities will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust. See "Description of the Securities-Optional Termination" and "The Agreements-Termination." A copy of the letter of credit for a series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the securities of the related series.


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
FINANCIAL GUARANTEE INSURANCE

     Financial guarantee insurance, if any, for a series of securities will be provided by one or more insurance companies. That financial guarantee insurance will guarantee, for one or more classes of securities of the related series, timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions described in or determined in the manner specified in the related prospectus supplement. The financial guarantee insurance may also guarantee against any payment made to a securityholder which is subsequently recovered as a "voidable preference" payment under the Bankruptcy Code. A copy of the financial guarantee insurance for a series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the securities of the related series.

RESERVE FUNDS

     One or more reserve funds may be established for a series, in which cash, a letter of credit, Eligible Reserve Fund Investments, a demand note or a combination of the foregoing, in the amounts, if any, so specified in the related prospectus supplement will be deposited. The reserve funds for a series may also be funded over time by depositing in those reserve funds a specified amount of the distributions received on the related mortgage assets as specified in the related prospectus supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income on those deposits, will be applied by the trustee for the purposes, in the manner, and to the extent specified in the related prospectus supplement. A reserve fund may be provided to increase the likelihood of timely payments of principal of and interest on the securities, if required as a condition to the rating of that series by each rating agency rating that series. Reserve funds may be established to provide limited protection, in an amount satisfactory to each rating agency which assigns a rating to the securities, against various types of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of various provisions of the Bankruptcy Code or losses resulting from denial of insurance coverage due to fraud or misrepresentation in connection with the origination of a loan. Following each distribution date amounts in that reserve fund in excess of any required reserve fund balance may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement and will not be available for further application by the trustee.

     Moneys deposited in any reserve funds will be invested in Eligible Reserve Fund Investments. Any reinvestment income or other gain from those investments will usually be credited to the related reserve fund for that series, and any loss resulting from those investments will be charged to that reserve fund. However, that income may be payable to the master servicer or a servicer as additional servicing compensation. See "Servicing of Loans" and "The Agreements-Investment of Funds." In most cases, the reserve fund, if any, for a series will not be a part of the trust.

     Additional information concerning any reserve fund will be provided in the related prospectus supplement, including the initial balance of that reserve fund, the required reserve fund balance to be maintained, the purposes for which funds in the reserve fund may be applied to make distributions to securityholders and use of investment earnings from the reserve fund, if any.

                  DESCRIPTION OF MORTGAGE AND OTHER INSURANCE

     The following descriptions of primary mortgage insurance policies, pool insurance policies, special hazard insurance policies, standard hazard insurance policies, bankruptcy bonds, repurchase bonds and other insurance and the respective coverages under those insurances are general descriptions only and do not purport to be complete.

MORTGAGE INSURANCE ON THE LOANS

     In most cases, all mortgage loans that are conventional loans secured by single family property and which had initial LTV ratios of greater than 80% will be covered by primary mortgage insurance policies providing coverage on the amount of each of those mortgage loans in excess of 75% of the original appraised value of the related mortgaged property and remaining in force until the principal balance of that mortgage loan is reduced to 80% of that original appraised value.

     In some cases, a pool insurance policy will be obtained to cover any loss, subject to limitations described in this prospectus, occurring as a result of default by the borrowers to the extent not covered by any primary mortgage insurance policy, FHA insurance or VA guarantee. See "Pool Insurance Policy" in this prospectus. Neither the primary mortgage insurance policies nor any pool insurance policy will insure against losses sustained in the event of a personal bankruptcy of the borrower under a mortgage loan. See "Legal Aspects of Loans" in this prospectus. Those losses will be covered to the extent described in the related prospectus supplement by the bankruptcy bond or other credit support, if any.

     To the extent that the primary mortgage insurance policies do not cover all losses on a defaulted or foreclosed mortgage loan, and to the extent those losses are not covered by the pool insurance policy or other credit support for that series, those losses, if any, would affect payments to securityholders. In addition, the pool insurance policy and primary mortgage insurance policies do not provide coverage against hazard losses. See "Hazard Insurance on the Loans" in this prospectus. Other hazard risks will not be insured and the occurrence of those hazards could adversely affect payments to the securityholders.

     Primary Mortgage Insurance. While the terms and conditions of the primary mortgage insurance policies issued by one primary insurer will differ from those in primary mortgage insurance policies issued by other primary insurers, each primary mortgage insurance policy, in most cases, will pay either:

     -    the insured percentage of the loss on the related mortgaged property;

     - the entire amount of that loss, after receipt by the primary insurer of good and merchantable title to, and possession of, the mortgaged property; or

     - at the option of the primary insurer under various primary mortgage insurance policies, the sum of the delinquent monthly payments plus any advances made by the insured, both to the date of the claim payment and, after that date, monthly payments in the amount that would have become due under the mortgage loan if it had not been discharged plus any advances made by the insured until the earlier of the date the mortgage loan would have been discharged in full if the default had not occurred or an approved sale.

The amount of the loss as calculated under a primary mortgage insurance policy covering a mortgage loan will in most cases consist of the unpaid principal amount of that mortgage loan and accrued and unpaid interest on that mortgage loan and reimbursement of various expenses, less:

     - rents or other payments collected or received by the insured, other than the proceeds of hazard insurance, that are derived from the related mortgaged property,

     - hazard insurance proceeds in excess of the amount required to restore that mortgaged property and which have not been applied to the payment of the mortgage loan,

     -    amounts expended but not approved by the primary insurer,

     -    claim payments previously made on that mortgage loan, and

     -    unpaid premiums and other amounts.

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
As conditions precedent to the filing or payment of a claim under a primary mortgage insurance policy, in the event of default by the mortgagor. the insured will typically be required, among other things, to:

     - advance or discharge hazard insurance premiums and, as necessary and approved in advance by the primary insurer, real estate taxes, protection and preservation expenses and foreclosure and related costs;

     - in the event of any physical loss or damage to the mortgaged property, have the mortgaged property restored to at least its condition at the effective date of the primary mortgage insurance policy, ordinary wear and tear excepted; and

     - tender to the primary insurer good and merchantable title to, and possession of, the mortgaged property.

The pooling and servicing agreement or servicing agreement for a series, in most cases, will require that the master servicer or servicer maintain, or cause to be maintained, coverage under a primary mortgage insurance policy to the extent this coverage was in place on the cut-off date. In the event that the depositor gains knowledge that, as of the closing date, a mortgage loan had a LTV Ratio at origination in excess of 80% and was not the subject of a primary mortgage insurance policy, was not included in any exception to that standard disclosed in the related prospectus supplement, and that the mortgage loan has a then current LTV Ratio in excess of 80%, then the master servicer or the servicer is required to use its reasonable efforts to obtain and maintain a primary mortgage insurance policy to the extent that this kind of policy is obtainable at a reasonable price.

     Any primary mortgage insurance or primary credit insurance policies relating to loans secured by manufactured homes will be described in the related prospectus supplement.

     FHA Insurance and VA Guarantees. The Housing Act authorizes various FHA mortgage insurance programs. Some of the mortgage loans may be insured under either Section 203(b), Section 234 or Section 235 of the Housing Act. Under
Section 203(b), FHA insures mortgage loans of up to 30 years' duration for the purchase of one- to four-family dwelling units. Mortgage loans for the purchase of condominium units are insured by FHA under Section 234. Loans insured under these programs must bear interest at a rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD, and may not exceed specified percentages of the lesser of the appraised value of the property and the sales price, less seller paid closing costs for the property, up to specified maximums. In addition, FHA imposes initial investment minimums and other requirements on mortgage loans insured under the Section 203(b) and
Section 234 programs.

     Under Section 235, assistance payments are paid by HUD to the mortgagee on behalf of eligible mortgagors for as long as the mortgagors continue to be eligible for the payments. To be eligible, a mortgagor must be part of a family, have income within the limits prescribed by HUD at the time of initial occupancy, occupy the property and meet requirements for recertification at least annually.

     The regulations governing these programs provide that insurance benefits are payable either on foreclosure, or other acquisition of possession, and conveyance of the mortgaged premises to HUD or on assignment of the defaulted mortgage loan to HUD. The FHA insurance that may be provided under these programs on the conveyance of the home to HUD is equal to 100% of the outstanding principal balance of the mortgage loan, plus accrued interest, and additional costs and expenses. When entitlement to insurance benefits results from assignment of the mortgage loan to HUD, the insurance payment is computed as of the date of the assignment and includes the unpaid principal amount of the mortgage loan plus mortgage interest accrued and unpaid to the assignment date.

     When entitlement to insurance benefits results from foreclosure, or other acquisition of possession, and conveyance, the insurance payment is equal to the unpaid principal amount of the mortgage loan, adjusted to reimburse the mortgagee for tax, insurance and similar payments made by it and to deduct amounts received or retained by the mortgagee after default, plus reimbursement not to exceed two-thirds of the mortgagee's foreclosure costs. Any FHA insurance relating to loans underlying a series of securities will be described in the related prospectus supplement.

     The Servicemen's Readjustment Act of 1944, as amended, permits a veteran, or in some instances, his or her spouse, to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit to be occupied as the veteran's home at an interest rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD. The program has no limit on the amount of a mortgage loan, requires no down payment from the purchaser and permits the guaranty of mortgage loans with terms, limited by the estimated economic life of the property, up to 30 years. The maximum guaranty that may be issued by the VA under this program is 50% of the original principal amount of the mortgage loan up to a dollar limit established by the VA. The liability on the guaranty is reduced or increased on a pro rata basis with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. In spite of the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of mortgaged premises is greater than the original guaranty as adjusted. The VA may, at its option, and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage on its assignment to the VA.

     Since there is no limit imposed by the VA on the principal amount of a VA-guaranteed mortgage loan but there is a limit on the amount of the VA guaranty, additional coverage under a primary mortgage insurance policy may be required by the depositor for VA loans in excess of specified amounts. The amount of that additional coverage will be specified in the related prospectus supplement. Any VA guaranty relating to loans underlying a series of securities will be described in the related prospectus supplement.

     Pool Insurance Policy. The master servicer may be required to maintain the pool insurance policy and to present or cause the servicers, if any, to present claims under that policy on behalf of the trustee and the securityholders. See "Servicing of Loans-Maintenance of Insurance Policies and Other Servicing Procedures." Although the terms and conditions of pool insurance policies vary to some degree, the following describes material aspects of those policies. The related prospectus supplement will describe any provisions of a pool insurance policy which are materially different from those described in this prospectus.

     The responsibilities of the master servicer, the amount of claim for benefits, the conditions precedent to the filing or payment of a claim, the policy provisions and the payment of claims under a pool insurance policy are similar to those described above for primary mortgage insurance policies, subject to the aggregate limit on the amount of coverage. It may also be a condition precedent to the payment of any claim under the pool insurance policy that the insured maintain a primary mortgage insurance policy that is acceptable to the pool insurer on all mortgage loans in the related trust that have LTV ratios at the time of origination in excess of 80% and that a claim under that primary mortgage insurance policy has been submitted and settled. FHA insurance and VA guarantees will be deemed to be acceptable primary insurance policies under the pool insurance policy. Assuming satisfaction of these conditions, the pool insurer will pay to the insured the amount of the loss which, in most cases, will be:

     - the amount of the unpaid principal balance of the defaulted mortgage loan immediately prior to the sale of the mortgaged property,

     - the amount of the accumulated unpaid interest on that mortgage loan to the date of claim settlement at the contractual rate of interest, and

     - advances made by the insured as described above less a number of specified payments.

     An  approved  sale  is:

     - a sale of the mortgaged property acquired by the insured because of a default by the borrower to which the pool insurer has given prior approval,

     - a foreclosure or trustee's sale of the mortgaged property at a price exceeding the maximum amount specified by the pool insurer,

     - the acquisition of the mortgaged property under the primary mortgage insurance policy by the mortgage insurer, or

     -    the acquisition of the mortgaged property by the pool insurer.

     As a condition precedent to the payment of any loss, the insured must provide the pool insurer with good and merchantable title to the mortgaged property. If any mortgaged property securing a defaulted mortgage loan is damaged and the proceeds, if any, from the related standard hazard insurance policy or the applicable special hazard insurance policy, if any, are insufficient to restore the damaged mortgaged property to a condition sufficient to permit recovery under the pool insurance policy, the master servicer will not be required to expend its own funds to restore the damaged property unless it determines that the restoration will increase the proceeds to the securityholders on liquidation of the mortgage loan after reimbursement of the master servicer for its expenses, and that these expenses will be recoverable by it through liquidation proceeds or insurance proceeds.

     The original amount of coverage under the pool insurance policy will be reduced over the life of the securities by the aggregate net dollar amount of claims paid less the aggregate net dollar amount realized by the pool insurer on disposition of all foreclosed mortgaged properties covered by that policy. The amount of claims paid includes expenses incurred by the master servicer as well as accrued interest at the applicable interest rate on delinquent mortgage loans to the date of payment of the claim. See "Legal Aspects of Loans" in this prospectus. Accordingly, if aggregate net claims paid under a pool insurance policy reach the original policy limit, coverage under the pool insurance policy will lapse and any further losses will be borne by the trust, and thus will affect adversely payments on the securities. In addition, the exhaustion of coverage under any pool insurance policy may affect the master servicer's or servicer's willingness or obligation to make Advances. If the master servicer or a servicer determines that an Advance relating to a delinquent loan would not be recoverable from the proceeds of the liquidation of that loan or otherwise, it will not be obligated to make an advance for that delinquency since the Advance would not be ultimately recoverable by it. See "- Servicing of Loans - Advances."

     Mortgage Insurance for Manufactured Home Loans. A manufactured home loan may be an FHA loan or a VA loan. Any primary mortgage or similar insurance and any pool insurance policy relating to manufactured home loans will be described in the related prospectus supplement.

HAZARD INSURANCE ON THE LOANS

     Standard Hazard Insurance Policies for Mortgage Loans. The terms of the mortgage loans require each mortgagor to maintain a hazard insurance policy covering the related mortgaged property and providing for coverage at least equal to that of the standard form of fire insurance policy with extended coverage customary in the state in which the property is located. That coverage, in most cases, will be in an amount equal to the lesser of the principal balance of that mortgage loan or 100% of the insurable value of the improvements securing the mortgage loan. The pooling and servicing agreement or servicing agreement will provide that the master servicer or servicer shall cause those hazard policies to be maintained or shall obtain a blanket policy insuring against losses on the mortgage loans. The ability of the master servicer or servicer to ensure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy and under any flood insurance policy referred to in the next paragraph and under "Special Hazard Insurance Policy" and "Other Hazard-Related Insurance Liability Insurance," or on the extent to which information in this regard is furnished to the master servicer or the servicer by mortgagors.

     In most cases, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. The policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms of those terms and conditions are dictated by respective state laws. Those policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in other cases, vandalism. The foregoing list is merely indicative of some kinds of uninsured risks and is not intended to be all-inclusive. Where the improvements securing a mortgage loan are located in a federally designated flood area at the time of origination of that mortgage loan, the pooling and servicing agreement or servicing agreement, in most cases, requires the master servicer or servicer to cause to be maintained for that mortgage loan serviced, flood insurance as described under "Servicing of Loans-Maintenance of Insurance Policies and Other Servicing Procedures."

     Standard Hazard Insurance Policies for Manufactured Home Loans. The terms of the pooling and servicing agreement or servicing agreement will require the servicer or the master servicer, as applicable, to cause to be maintained for each manufactured home loan one or more standard hazard insurance policies which provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue those policies in the state in which the manufactured home is located, and in an amount which is not less than the maximum insurable value of that manufactured home or the principal balance due from the mortgagor on the related manufactured home loan, whichever is less. That coverage may be provided by one or more blanket insurance policies covering losses on the manufactured home


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loans resulting from the absence or insufficiency of individual standard hazard insurance policies. If a manufactured home's location was, at the time of origination of the related manufactured home loan, within a federally designated flood area, the servicer or the master servicer also will be required to maintain flood insurance.

     If the servicer or the master servicer repossesses a manufactured home on behalf of the trustee, the servicer or the master servicer will either maintain at its expense hazard insurance for that manufactured home or indemnify the trustee against any damage to that manufactured home prior to resale or other disposition.

     Special Hazard Insurance Policy. Although the terms of those policies vary to some degree, a special hazard insurance policy typically provides that, where there has been damage to property securing a defaulted or foreclosed loan, title to which has been acquired by the insured, and to the extent that damage is not covered by the standard hazard insurance policy or any flood insurance policy, if applicable, required to be maintained for that property, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard insurance policy, the special hazard insurer will pay. The amount of this payment is the lesser of (a) the cost of repair or replacement of that property or (b) on transfer of the property to the special hazard insurer, the unpaid principal balance of that loan at the time of acquisition of that property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and expenses incurred by the master servicer or the servicer for that property. If the unpaid principal balance plus accrued interest and various expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be reduced by that amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of the property will reduce coverage by that amount. Special hazard insurance policies typically do not cover losses occasioned by war, civil insurrection, various governmental actions, errors in design, faulty workmanship or materials, except under specific circumstances, nuclear reaction, flood if the mortgaged property is in a federally designated flood area, chemical contamination and other risks.

     Restoration of the property with the proceeds described under (a) in the preceding paragraph is expected to satisfy the condition under the pool insurance policy that the property be restored before a claim that the pool insurance policy may be validly presented for the defaulted loan secured by that property. The payment described under (b) in the preceding paragraph will render unnecessary presentation of a claim relating to that loan under the pool insurance policy Therefore, so long as the pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the related loan plus accrued interest and expenses will not affect the total insurance proceeds paid to holders of the securities, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and pool insurance policy.

BANKRUPTCY BOND

     In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the property securing the related loan, and, if specified in the related prospectus supplement, any related Additional Collateral, at an amount less than the then outstanding principal balance of that loan. The amount of the secured debt could be reduced to that value, and the holder of that loan thus would become an unsecured creditor to the extent the outstanding principal balance of that loan exceeds the value so assigned to the property, and any related Additional Collateral, by the bankruptcy court. In addition, other modifications of the terms of a loan can result from a bankruptcy proceeding. See "Legal Aspects of Loans" in this prospectus. If so provided in the related prospectus supplement, the master servicer will obtain a bankruptcy bond or similar insurance contract for proceedings relating to borrowers under the Bankruptcy Code. The bankruptcy bond will cover some losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a loan or a reduction by that court of the principal amount of a loan and will cover some unpaid interest on the amount of that principal reduction from the date of the filing of a bankruptcy petition.

     The bankruptcy bond will provide coverage in the aggregate amount specified in the related prospectus supplement for all loans in the trust secured by single unit primary residences. In most cases, that amount will be reduced by payments made under that bankruptcy bond relating to those loans.

REPURCHASE BOND

     The seller, the depositor or the master servicer may be obligated to repurchase any loan, up to an aggregate dollar amount specified in the related prospectus supplement, for which insurance coverage is denied due to dishonesty, misrepresentation or fraud in connection with the origination or sale of that loan. That obligation may be


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secured by a surety bond guaranteeing payment of the amount to be paid by the seller, the depositor or the master servicer.


                                 THE AGREEMENTS

     The following summaries describe specific provisions of the agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the related agreements. Where particular provisions or terms used in the related agreements are referred to, those provisions or terms are as specified in the related agreements.

ASSIGNMENT OF MORTGAGE ASSETS

     General. The depositor will transfer, convey and assign to the trustee all right, title and interest of the depositor in the mortgage assets and other property to be included in the trust for a series. That assignment will include all principal and interest due on or for the mortgage assets after the cut-off date specified in the related prospectus supplement, except for any Retained Interests. The trustee will, concurrently with that assignment, execute and deliver the securities.

     Assignment of Private Mortgage-Backed Securities. The depositor will cause private mortgage-backed securities to be registered in the name of the trustee, or its nominee or correspondent. The trustee, or its agent or correspondent, will have possession of any certificated private mortgage-backed securities. In most cases, the trustee will not be in possession of or be assignee of record of any underlying assets for a private mortgage-backed security. See "The Trust Funds-Private Mortgage-Backed Securities" in this prospectus. Each private mortgage-backed security will be identified in the mortgage certificate schedule appearing as an exhibit to the related agreement, which will specify the original principal amount, outstanding principal balance as of the cut-off date, annual pass-through rate or interest rate and maturity date for each private mortgage-backed security conveyed to the trustee. In the related agreement, the depositor will represent and warrant to the trustee regarding the private mortgage-backed securities:

     - that the information contained in the mortgage certificate schedule is true and correct in all material respects;

     - that, immediately prior to the conveyance of the private mortgage-backed securities, the depositor had good title thereto, and was the sole owner of those private mortgage-backed securities, subject to any Retained Interests;

     - that there has been no other sale by it of that private mortgage-backed securities; and

     - that there is no existing lien, charge, security interest or other encumbrance, other than any Retained Interest, on those private mortgage-backed securities.

     Assignment of Agency Securities. The depositor will transfer, convey and assign to the trustee, or its nominee or correspondent, all right, title and interest of the depositor in the Agency Securities and other property to be included in the trust for a series. That assignment will include all principal and interest due on or for the Agency Securities after the cut-off date specified in the related prospectus supplement, except for any Retained Interest. The depositor will cause the Agency Securities to be registered in the name of the trustee, or its nominee or correspondent, and the trustee will concurrently authenticate and deliver the securities. Each Agency Security will be identified in a schedule appearing as an exhibit to the related agreement, which will specify as to each Agency Security the original principal amount and outstanding principal balance as of the cut-off date and the annual pass-through rate or interest rate for each Agency Security conveyed to the trustee.

     Assignment of Mortgage Loans. In addition, except as provided below for some securities backed by Trust Balances of revolving credit loans, the depositor will deliver or cause to be delivered to the trustee, or, as specified in the related prospectus supplement, the custodian:

     - the mortgage note for each mortgage loan endorsed without recourse to the order of the trustee or in blank;

     - the original mortgage with evidence of recording indicated on that mortgage note, except for any mortgage not returned from the public recording office, in which case a copy of that mortgage will be


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          delivered, together with a certificate that the original of that mortgage was delivered to the recording office; and

     - an assignment of the mortgage in recordable form and, if applicable, any riders or modifications to the mortgage note and mortgage, together with other documents as described in the related agreement.

The trustee, or, in some cases, the custodian, will hold those documents in trust for the benefit of the securityholders.

     In most cases, the depositor will, at the time of delivery of the securities, cause assignments to the trustee of the mortgage loans to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the trustee, that recording is not required to protect the trustee's interest in the mortgage loan. As promptly as possible, the depositor will cause that assignments to be so recorded, in which event, the related agreement may require the depositor to repurchase from the trustee any mortgage loan required to be recorded but not recorded within that time, at the price described above for repurchase by reason of defective documentation. In most cases, the enforcement of the repurchase obligation would constitute the sole remedy available to the securityholders or the trustee for the failure of a mortgage loan to be recorded.

     For any series of securities backed by Trust Balances of revolving credit loans, the foregoing documents in most cases will have been delivered to an entity specified in the related prospectus supplement. That entity shall hold those documents as or on behalf of the trustee for the benefit of the securityholders, with respect to the Trust Balances of these loans, and on behalf of any other applicable entity with respect to any Excluded Balance of these loans, as their respective interests may appear. In those cases, the review of the related documents need not be performed if a similar review has previously been performed by the entity holding the documents for an Excluded Balance and that review covered all documentation for the Trust Balance.

     For any mortgage loans which are Cooperative Loans, the depositor will cause to be delivered to the trustee, its agent, or a custodian:

     - the related original cooperative note endorsed to the order of the trustee,

     - the original security agreement, the proprietary lease or occupancy agreement,

     -    the recognition agreement,

     -    an executed financing agreement, and

     -    the relevant stock certificate and related blank stock powers.

The depositor will file in the appropriate office an assignment and a financing statement evidencing the trustee's security interest in each Cooperative Loan.

     Each mortgage loan will be identified in the mortgage loan schedule appearing as an exhibit to the related agreement. That mortgage loan schedule will specify, among other things, for each mortgage loan:

     - the original principal amount and unpaid principal balance as of the cut-off date;

     -    the current interest rate;

     - the current scheduled payment of principal and interest; the maturity date of the related mortgage note;

     - if the mortgage loan is an ARM loan, the minimum mortgage rate, the maximum mortgage rate, if any, and the Periodic Rate Cap; and

     - whether the mortgage loan is an Additional Collateral Loan, a Balloon Loan, a Cooperative Loan, a GPM Loan, a GEM Loan, a Buy-Down Loan or a mortgage loan with other than fixed scheduled payments and level amortization.

     Assignment of Manufactured Home Loans. The depositor will cause any manufactured home loans included in the mortgage assets for a series of securities to be assigned to the trustee, together with principal and interest due on or for the manufactured home loans after the cut-off date specified in the related prospectus supplement. Each manufactured home loan will be identified in the loan schedule appearing as an exhibit to the related agreement. That loan schedule will specify, for each manufactured home loan, among other things:


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     -    the original principal balance and the outstanding principal balance as of the close of business on the cut-off date;

     -    the interest rate;

     -    the current scheduled payment of principal and interest; and

     -    the maturity date of the manufactured home loan.

     In addition, for each manufactured home loan, the depositor will deliver or cause to be delivered to the trustee, or, as specified in the related prospectus supplement, the custodian, the original manufactured home loan and copies of documents and instruments related to each manufactured home loan and the security interest in the manufactured home securing each manufactured home loan. To give notice of the right, title and interest of the securityholders to the manufactured home loans, the depositor will cause a UCC-1 financing statement to be filed identifying the trustee as the secured party and identifying all manufactured home loans as collateral. In most cases, the manufactured home loans will not be stamped or otherwise marked to reflect their assignment from the depositor to the trustee. Therefore, if a subsequent purchaser were able to take physical possession of the manufactured home loans without notice of that assignment. the interest of the securityholders in the manufactured home loans could be defeated. See "Legal Aspects of Loans-Manufactured Home Loans."

     The seller, or other party as described in the related prospectus supplement, will provide limited representations and warranties to the depositor and the trustee concerning the manufactured home loans. Those representations and warranties will include:

     - that the information contained in the loan schedule provides an accurate listing of the manufactured home loans and that the information about those manufactured home loans listed in that loan schedule is true and correct in all material respects at the date or dates when that information is furnished;

     - that, immediately prior to the conveyance of the manufactured home loans, the depositor had good title to, and was sole owner of, those manufactured home loans, subject to any Retained Interests;

     - that there has been no other sale by it of those manufactured home loans and that the manufactured home loan is not subject to any lien, charge, security interest or other encumbrance;

     - if the master servicer will not directly service the manufactured home loans, each subservicing agreement entered into with a servicer for manufactured home loans comprising the mortgage assets has been assigned and conveyed to the trustee and is not subject to any offset, counterclaim, encumbrance or other charge; and

     - the depositor has obtained from each of the master servicer, the servicer, the originator of the manufactured home loans or other entity that is the seller of the related manufactured home loan representations and warranties relating to some information about the origination of and current status of the manufactured home loans, and has no knowledge of any fact which would cause it to believe that those representations and warranties are inaccurate in any material respect. See "Loan Underwriting Procedures and Standards" in this prospectus.

     Assignment of Participation Securities. The depositor will cause any securities which evidence a participation interest in a loan, obtained under a participation agreement to be assigned to the trustee by delivering to the trustee the participation security, which will be reregistered in the name of the trustee. In most cases, the trustee will not be in possession of or be assignee of record for the loans represented by the participation security. Each participation security will be identified in a participation security schedule which will specify the original principal balance, outstanding principal balance as of the cut-off date, pass-through rate and maturity date for each participation security. In the related agreement, the depositor will represent and warrant to the trustee regarding the participation security:

     - that the information contained in the participation security schedule is true and correct in all material respects;

     - that, immediately prior to the conveyance of the participation securities, the depositor had good title to and was sole owner of the participation security;

     -    that there has been no other sale by it of the participation security;
          and


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     -    that the participation security is not subject to any existing lien, charge, security interest or other encumbrance, other than any Retained Interests.

REPURCHASE AND SUBSTITUTION OF LOANS

     In most cases, if any document in the loan file delivered by the depositor to the trustee, or custodian on behalf of the trustee, is found by the trustee within 90 days of the execution of the related agreement, or promptly after the trustee's receipt of any document permitted to be delivered after the closing date, to be defective in any material respect and the related servicer or seller does not cure that defect within 60 days from the date the master servicer was notified of the defect by the trustee, or within another period specified in the related prospectus supplement, the related servicer or seller if, and to the extent it is obligated to do so under the related servicing agreement or mortgage loan sale agreement will, not later than 90 days or within another period specified in the related prospectus supplement, from the date the seller or the master servicer was notified of the defect by the depositor, the master servicer or the trustee, repurchase the related mortgage loan or any property acquired relating to that repurchase from the trustee. The price to repurchase the related mortgage loan or property is equal to the outstanding principal balance of that mortgage loan, or, in the case of a foreclosed mortgage loan, the outstanding principal balance of that mortgage loan immediately prior to foreclosure, plus accrued and unpaid interest to the date of the next scheduled payment on that mortgage loan at the related mortgage rate.

     In most cases, the master servicer may, rather than repurchase the loan as described above, remove the loan from the trust and substitute in its place one or more other loans provided, however, that:

     - for a trust for which no REMIC election is made, that substitution must be effected within 120 days of the date of initial issuance of the securities, and

     - for a trust for which a REMIC election or elections are made, the trustee must have received a satisfactory opinion of counsel that the substitution will not result in a prohibited transactions tax under the Internal Revenue Code or cause the trust to lose its status as a REMIC, or in the case of a trust consisting of two or more REMICs, that the substitution will not cause that REMIC to lose its status as a REMIC.

In most cases, any qualified substitute mortgage loan will have on the date of substitution:

     - an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the deleted loan, the amount of any shortfall to be deposited to the Payment Account in the month of substitution for distribution to securityholders;

     - an interest rate not lower than and not more than 1% of the interest rate of the deleted loan;

     - have a LTV Ratio at the time of substitution no higher than that of the deleted loan at the time of substitution;

     - have a remaining term to maturity not greater than, and not more than one year less than, that of the deleted loan; and

     - comply with all of the representations and warranties specified in the related agreement as of the date of substitution. The related agreement may include additional requirements relating to ARM loans or other specific types of mortgage loans, or additional provisions relating to meeting the foregoing requirements on an aggregate basis where a number of substitutions occur contemporaneously.

In most cases, the above-described cure, repurchase or substitution obligations constitute the sole remedies available to the securityholders or the trustee for a material defect in a loan document.

     In most cases, the seller, or other party as described in the related prospectus supplement, will make representations and warranties about loans which comprise the mortgage assets for a series. See "Loan Underwriting Procedures and Standards-Representations and Warranties" in this prospectus. If the related seller, or other party, cannot cure a breach of those representations and warranties in all material respects within 60 days after notification by the master servicer, the depositor or the trustee of that breach, and if the breach is of a nature that materially and adversely affects interest of the securityholders in that loan, the seller is obligated to cure, substitute or repurchase the affected mortgage loan if those seller is required to do so under the applicable agreement.


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REPORTS TO SECURITYHOLDERS

     The master servicer will prepare and will forward or will provide to the trustee for forwarding to each securityholder on each distribution date, or as soon after that distribution date as is practicable, a statement providing, to the extent applicable to any series as specified in the related agreement, among other things:

     - as applicable, either (A) the amount of the distribution allocable to principal on the mortgage assets, separately identifying the aggregate amount of any principal prepayments included in that distribution and the amount, if any, advanced by the master servicer or by a servicer or (B) the amount of the principal distribution in reduction of stated principal amount of each class and the aggregate unpaid principal amount of each class following that distribution;

     - as applicable, either (A) the amount of the distribution allocable to interest on the mortgage assets and the amount, if any, advanced by the master servicer or a servicer or (B) the amount of the interest distribution;

     - the amount of servicing compensation for the mortgage assets paid during the Due Period commencing on the due date to which that distribution relates and the amount of servicing compensation during that period attributable to penalties and fees;

     - for accrual securities, prior to the Accrual Termination Date in addition to the information specified in (B) of the first clause above of this paragraph, the amount of interest accrued on those securities during the related Interest Accrual Period and added to the principal balance of those securities;

     - in the case of floating rate securities, the floating rate applicable to the distribution being made;

     - if applicable, (I) the number and aggregate principal balances of loans (A) delinquent for 31 to 60 days, (B) delinquent for 61 days to 90 days and (C) delinquent 91 days or more, as of the close of business on the determination date to which that distribution relates or (II) the number and aggregate principal balances of loans in foreclosure or delinquent (with a notation indicating which loans, if any, are in foreclosure) (A) 30 to 59 days, (B) 60 to 89 days and (C) 90 or more days, as of the close of business on the last day of the calendar month preceding that distribution date assuming twelve, thirty day months;

     - if applicable, the book value of any REO Property acquired on behalf of securityholders through foreclosure, grant of a deed in lieu of foreclosure or repossession as of the close of business on the last business day of the calendar month preceding the distribution date to which that distribution relates;

     - if applicable, the amount of coverage under any pool insurance policy as of the close of business on the applicable distribution date;

     - if applicable, the amount of coverage under any special hazard insurance policy as of the close of business on the applicable distribution date;

     - if applicable, the amount of coverage under any bankruptcy bond as of the close of business on the applicable distribution date;

     - in the case of any other credit support described in the related prospectus supplement, the amount of coverage of that credit support as of the close of business on the applicable distribution date;

     - in the case of any series which includes a subordinate class, the Subordinated Amount, if any, determined as of the related determination date and if the distribution to the senior securityholders is less than their required distribution, the amount of the shortfall;

     - the amount of any withdrawal from any applicable reserve fund included in amounts actually distributed to securityholders and the remaining balance of each reserve fund including any Subordination Reserve Fund, if any, on that distribution date, after giving effect to distributions made on that date;

     -    whether such loans are closed-end loans and/or revolving credit loans;

     - in the case of revolving credit loans, the general payments and credit line terms of those loans and other pertinent features; and


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     -    any other information as specified in the related agreement.

     In addition, within a reasonable period of time after the end of each calendar year the master servicer, in most cases, will furnish to each securityholder of record at any time during that calendar year a report summarizing the items provided to securityholders as specified in the related agreement to enable securityholders to prepare their tax returns including, without limitation, the amount of original issue discount accrued on the securities, if applicable. Information in the distribution date and annual reports provided to the securityholders will not have been examined and reported on by an independent public accountant. However, the master servicer will provide to the trustee a report by independent public accountants concerning the master servicer's servicing of the loans. See "Servicing of Loans-Evidence as to Compliance" in this prospectus.

INVESTMENT OF FUNDS

     The Payment Account, Collection Account or Custodial Account, if any, and any other funds and accounts for a series that may be invested by the trustee or by the master servicer or by the servicer, if any, can be invested only in eligible investments acceptable to each rating agency rating that series, which may include, without limitation:

     - direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality of the United States, provided that those obligations are backed by the full faith and credit of the United States;

     - commercial paper, having original maturities of not more than nine months, of any corporation incorporated under the laws of the United States or any state of the United States or the District of Columbia which on the date of acquisition has been rated by each rating agency in its highest short-term rating, or the lower category as will not result in the downgrading or withdrawal of the ratings then assigned to the securities by each rating agency;

     - certificates of deposit, demand or time deposits, federal funds or bankers' acceptances issued by any bank or trust company incorporated under the laws of the United States or of any state of the United States or the District of Columbia. The short-term commercial paper of that bank or trust company, or in the case of the principal depository institution in a depository institution holding company, the long-term unsecured debt obligations of that holding company, at the date of acquisition must have been rated by each rating agency in its highest short-term rating;

     - money market funds or mutual funds organized under the Investment Company Act of 1940 rated in the highest rating category by each rating agency;

     - repurchase obligation, the collateral of which is held by a third party or the trustee, for any security described in the first clause above of this paragraph provided that the long-term unsecured obligations of the party agreeing to repurchase those obligations are at the time rated by each rating agency in one of its two highest long-term rating categories; and

     - those other investments which do not adversely affect the rating on the securities of that series as confirmed in writing by each rating agency.

     Funds held in a reserve fund or Subordinated Reserve Fund may be invested in eligible reserve fund investments which may include eligible investments, mortgage loans, mortgage pass-through or participation securities, mortgage-backed bonds or notes or other investments to the extent specified in the related prospectus supplement.

     Eligible investments or eligible reserve fund investments for a series will include only obligations or securities that mature on or before the date on which the amounts in the Collection Account are required to be remitted to the trustee and amounts in the Payment Account, any reserve fund or the Subordinated Reserve Fund for that series are required or may be anticipated to be required to be applied for the benefit of securityholders of that series.

     Unless provided in the related prospectus supplement, the reinvestment income from the Subordination Reserve Fund, other reserve fund, Servicer Account, Collection Account or the Payment Account will be property of the trustee, the master servicer or a servicer and not available for distributions to securityholders. See "Servicing of Loans" in this prospectus.


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EVENT OF DEFAULT AND RIGHTS IN THE CASE OF EVENTS OF DEFAULT

     Pooling and Servicing Agreement and Servicing Agreement. Events of default under the pooling and servicing agreement or servicing agreement for each series of certificates or notes, respectively, in most cases, include:

     - any failure by the master servicer to remit to the trustee for distribution to the securityholders, or distribution to holders of the equity certificates for a series of notes, of that series any required payment which continues unremedied for five business days, or one business day for other required payments, after the giving of written notice of that failure, requiring the same to be remedied, to the master servicer by the trustee or the depositor for each series of certificates or by the trustee or the issuer for each series of notes, or to the master servicer, the depositor and the trustee for each series of certificates or to the master servicer, the issuer and the trustee for each series of notes by the related holders of securities of that series evidencing at least 25% of Voting Rights of the securities for the series;

     - any failure by the master servicer duly to observe or perform in any material respect any other of its covenants or agreements in the related pooling and servicing agreement or servicing agreement which continues unremedied for 30 days after the giving of written notice of that failure:

          - to the master servicer by the trustee or the depositor for each series of certificates or by the trustee or the issuer for each series of notes,

          - to the master servicer, the depositor and the trustee for each series of certificates, or

          - to the master servicer, the issuer and the trustee for each series of notes by the holders of securities of that series evidencing at least 25% of the Voting Rights of the securities; and

     - events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and actions by the master servicer indicating its insolvency, reorganization or inability to pay its obligations.

     In most cases, so long as an event of default remains unremedied under the pooling and servicing agreement or servicing agreement for a series, the trustee for that series or holders of the related securities evidencing at least 51% of the aggregate outstanding principal amount of the securities for that series, the first 51% who provide that notice, or the depositor may terminate all of the rights and obligations of the master servicer as servicer under the pooling and servicing, agreement or servicing agreement and in and to the mortgage loans, other than its right as a securityholder or as holder of the equity certificates for a series of notes under the pooling and servicing agreement or servicing agreement, as applicable, which rights the master servicer will retain under all circumstances. The trustee will then succeed to all the responsibilities, duties and liabilities of the master servicer under the pooling and servicing agreement or servicing agreement. The trustee will also be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the related pooling and servicing agreement or servicing agreement. In most cases, in the event that the trustee would be obligated to succeed the master servicer but is unwilling so to act, it may appoint, or if it is unable so to act, it shall appoint, or petition a court of competent jurisdiction for the appointment of a Fannie Mae or Freddie Mac-approved mortgage servicing institution with a net worth of at least $10,000,000 or other amount as specified in the related prospectus supplement to act as a successor to the master servicer under the related pooling and servicing agreement or servicing agreement. Pending that appointment, the trustee is obligated to act in that capacity.

     No securityholder of a series, solely by virtue of that holder's status as a securityholder, will have any right under the pooling and servicing agreement or servicing agreement for that series to institute any proceeding for the related pooling and servicing agreement or servicing agreement, unless:

     - that holder previously has given to the trustee for that series written notice of default,

     - the holders of securities evidencing at least 25% of the aggregate outstanding principal amount of the securities for that series have made written request to the trustee to institute that proceeding in its own name as trustee under that agreement, and

     - the holders of securities evidencing at least 25% of the aggregate outstanding principal amount of the securities for that series have offered to the trustee reasonable indemnity, and the trustee for 60 days has neglected or refused to institute that proceeding.


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
     Indenture. In most cases, an event of default under the indenture will include:

     - a default for five days or more, or other period of time described in the related prospectus supplement, in the payment of any principal of or interest on any note or equity certificates of that series;

     - failure to perform any other covenant of the issuer in the indenture which continues for a period of 30 days after notice of that covenant is given in accordance with the procedures described in the related prospectus supplement;

     - any representation or warranty made by the issuer in the indenture or in any certificate or other writing delivered for or in connection with that representation or warranty or affecting that series having been incorrect in a material respect as of the time made, and the breach is not cured within 30 days after notice of that breach is given in accordance with the procedures described in the related prospectus supplement;

     - events of bankruptcy, insolvency, receivership or liquidation of the issuer; or

     -    any other event of default provided for notes of that series.

     If an event of default for the notes of any series at the time outstanding occurs and is continuing, the trustee or the holders of a majority of the then aggregate outstanding amount of the notes of that series may declare the principal amount of all the notes of that series to be due and payable immediately. If the notes of that series are accrual securities, the trustee or the holders of that majority may declare that portion of the principal amount as may be specified in the terms of that series, as provided in the related prospectus supplement, to be due and payable. That declaration may, under various circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the related notes.

     If following an event of default for any series of notes, the notes of that series have been declared to be due and payable, the trustee may, in its discretion, despite that acceleration, elect to maintain possession of the collateral securing the notes of that series and to continue to apply payments on that collateral as if there had been no declaration of acceleration if that collateral continues to provide sufficient funds for the payment of principal of and interest on the notes of that series as they would have become due if there had not been that declaration. In addition, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default, unless:

     - the holders of 100% of the then aggregate outstanding amount of the notes of that series consent to that sale,

     - the proceeds of that sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes of that series at the date of that sale, or

     - the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on those notes as those payments would have become due if those notes had not been declared due and payable, and the trustee obtains the consent of the holders of 662/3% of the then aggregate outstanding amount of the notes of that series.

     In the event that the trustee liquidates the collateral in connection with an event of default, the indenture provides that the trustee will have a prior lien on the proceeds of liquidation for unpaid fees and expenses. As a result, on the occurrence of that event of default, the amount available for payments to the noteholders would be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the noteholders after the occurrence of that event of default.

     In the event the principal of the notes of a series is declared due and payable, as described in the second preceding paragraph, the holders of those notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount of those notes less the amount of that discount that is unamortized.

     No noteholder or holder of an equity certificate of a series, solely by virtue of that holder's status as a noteholder or holder of an equity certificate, will have any right under an owner trust agreement or indenture for that series to institute any proceeding for that agreement unless that holder previously has given to the trustee for that series written notice of default and unless the holders of notes or equity certificates of any class evidencing at least


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
25% of the aggregate percentage interests constituting that class have made written request on the trustee to institute that proceeding in its own name as trustee under that series and have offered to the trustee reasonable indemnity, and the trustee for 60 days has neglected or refused to institute for that proceeding.

     Under the terms of the indenture, if an event of default occurs and is continuing, senior securityholders may be entitled to exercise specified rights of the holders of the securities, without the consent of subordinate securityholders, and the subordinate securityholders may exercise those rights only with the prior consent of the senior securityholders.

THE OWNER TRUSTEE

     The identity of the commercial bank, national banking association, banking corporation, savings and loan association or trust company named as the owner trustee for each series of notes will be provided in the related prospectus supplement. The entity serving as owner trustee may have normal banking relationships with the depositor or the master servicer.

THE TRUSTEE

     The identity of the commercial bank, national banking association, banking corporation, savings and loan association or trust company named as the trustee for each series of securities will be provided in the related prospectus supplement. The entity serving as trustee may have normal banking relationships with the depositor or the master servicer. In addition, for the purpose of meeting the legal requirements of various local jurisdictions, the trustee will have the power to appoint co-trustees or separate trustees of all or any part of the trust relating to a series of securities. In the event of that appointment, all rights, powers, duties and obligations conferred or imposed on the trustee by the pooling and servicing agreement or indenture relating to that series will be conferred or imposed on the trustee and that separate trustee or co-trustee jointly, or, in any jurisdiction in which the trustee shall be incompetent or unqualified to perform various acts, singly on that separate trustee or co-trustee who shall exercise and perform those rights, powers, duties and obligations solely at the direction of the trustee. The trustee may also appoint agents to perform any of the responsibilities of the trustee. Those agents shall have any or all of the rights, powers, duties and obligations of the trustee conferred on them by that appointment. However, the trustee shall continue to be responsible for its duties and obligations under the related agreement.

DUTIES OF THE TRUSTEE

     The trustee makes no representations as to the validity or sufficiency of any related agreement, the securities or of any mortgage asset or related documents. If no event of default as described in the applicable agreement has occurred, the trustee is required to perform only those duties specifically required of it under that agreement. On receipt of the various certificates, statements, reports or other instruments required to be furnished to it, the trustee is required to examine them to determine whether they are in the form required by the related agreement. However, the trustee will not be responsible for the accuracy or content of those documents furnished by it or the securityholders to the master servicer under the related agreement.

     The trustee may be held liable for its own grossly negligent action or failure to act, or for its own willful misconduct; provided, however, that the trustee will not be personally liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the securityholders in an event of default. See "Event of Default and Rights in the Case of Events of Default" in this prospectus. The trustee is not required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related agreement, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.

RESIGNATION OF TRUSTEE

     The trustee may resign, by written notice to the depositor, the master servicer and to all securityholders; provided, that the resignation shall not be effective until a successor trustee is appointed. If no successor trustee has been appointed and has accepted the appointment within 60 days after giving that notice of resignation, the resigning trustee may petition any court of competent jurisdiction for appointment of a successor trustee. The resigning trustee shall not resign and be discharged until the time that the successor trustee is approved by each rating agency. The trustee may also be removed at any time:


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     -    by the depositor, if the trustee ceases to be eligible to continue as trustee under the related pooling and servicing agreement or indenture;

     -    if the trustee becomes insolvent;

     - if a tax is imposed or threatened for the trust by any state in which the trustee or the trust held by the trustee under the related agreement is located; or

     - by the holders of securities evidencing at least 51% of the aggregate outstanding principal amount of the securities in the trust on notice to the trustee and to the depositor.

Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

PAYMENT ACCOUNT

     The trustee will establish a Payment Account in its name as trustee for the securityholders, or if it is so specified in the related prospectus supplement, the Payment Account may be established by the master servicer in the name of the trustee. The Payment Account will, in most cases, be an Eligible Account, and the funds held in that account may be invested, pending disbursement to securityholders of the related series, under the terms of the related pooling and servicing agreement or the related servicing agreement and indenture, in eligible investments. The master servicer or the trustee will usually be entitled to receive, as additional compensation, any interest or other income earned on funds in the Payment Account. There will be deposited into the Payment Account monthly all funds received from the master servicer and required withdrawals from any reserve funds. In most cases, the trustee is permitted from time to time:

     - to make withdrawals from the Payment Account for each series to remove amounts deposited in that account in error,

     - to pay to itself or the master servicer any reinvestment income on funds held in the Payment Account to the extent it is entitled,

     - to remit to the master servicer its Servicing Fee, assumption or substitution fees, late payment charges and other mortgagor charges, reimbursement of Advances and expenses,

     -    to make deposits to any reserve fund,

     -    to make regular distributions to the securityholders,

     -    to clear and terminate the Payment Account, and

     - to make other withdrawals as required or permitted by the related agreements.

EXPENSE RESERVE FUND

     If specified in the prospectus supplement relating to a series, the depositor may deposit on the related closing date in an Expense Reserve Fund cash or eligible investments which will be available to pay anticipated fees and expenses of the trustee or other agents. The Expense Reserve Fund for a series may also be funded over time through the deposit in the Expense Reserve Fund of all or a portion of cash flow, to the extent described in the related prospectus supplement. The Expense Reserve Fund, if any, will not be part of the trust held for the benefit of the holders. Amounts on deposit in any Expense Reserve Fund will be invested in one or more eligible investments.

AMENDMENT OF AGREEMENTS

     The pooling and servicing agreement for each series of certificates may be amended by the depositor, the master servicer, and the trustee for that series, without notice to or consent of the certificateholders:

     -    to cure any ambiguity;

     - to correct or supplement any provision in that pooling and servicing agreement which may be defective or inconsistent with any other provision in that pooling and servicing agreement;


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
     - to make any other provisions regarding matters or questions arising under that pooling and servicing agreement which are not inconsistent with any other provisions of that pooling and servicing agreement; or

     -    to comply with any requirements imposed by the Internal Revenue Code.

Any of these amendments, other than for the reason described in the last clause of this paragraph, must not adversely affect in any material respect the interests of any certificateholders of that series.

     In most cases, the pooling and servicing agreement for each series of certificates may also be amended by the trustee, the master servicer and the depositor for that series with the consent of the holders possessing not less than 662/3% of the aggregate outstanding principal amount of the certificates of each class of that series affected by that amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of that pooling and servicing agreement or modifying in any manner the rights of certificateholders of that series. That amendment may not:

     - reduce the amount or delay the timing of payments on any certificate without the consent of the holder of that certificate;

     - adversely affect the REMIC status, if a REMIC election or elections have been made, for the related trust of a series; or

     - reduce the aforesaid percentage of aggregate outstanding principal amount of certificates of each class, the holders of which are required to consent to that amendment without the consent of the holders of 100% of the aggregate outstanding principal amount of each class of certificates affected by that amendment.

     In spite of the foregoing, if a REMIC election or elections have been made for the related trust, the trustee will not be entitled to consent to any amendment to a pooling and servicing agreement without having first received an opinion of counsel to the effect that the amendment or the exercise of any power granted to the master servicer, the depositor or the trustee in accordance with the amendment will not result in the imposition of a tax on the related trust or any related REMIC or cause that trust or that REMIC to fail to qualify as a REMIC.

     In most cases, the servicing agreement or indenture for each series of notes may be amended by the parties to that agreement without the consent of any of the noteholders covered by that agreement:

     -    to cure any ambiguity;

     - to correct, modify or supplement any provision in that agreement which may be defective or inconsistent with any other provision in that agreement; or

     - to make any other provisions regarding matters or questions arising under the agreement which are not inconsistent with the provisions of that agreement, provided that this action will not adversely affect in any material respect the interests of any noteholder covered by the agreement.

     In most cases, the servicing agreement or indenture for each series of notes may also be amended by the parties to that agreement with the consent of the holders evidencing not less than 662/3% of the aggregate outstanding principal amount of the notes of each class of that series affected by that agreement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of that agreement or modifying in any manner the rights of noteholders of that series. That the amendment may not:

     - reduce the amount of or delay the timing of, payments received on any note without the consent of the holder of that note;

     - adversely affect in any material respect the interests of the holders of any class of notes in a manner other than as described in the preceding clause, without the consent of the holders of notes of that class evidencing not less than 662/3% of the aggregate outstanding principal amount of the notes of each class of that series affected by that amendment; or

reduce the aforesaid percentage of aggregate outstanding principal amount of notes of each class, the holders of which are required to consent to that amendment without the consent of the holders of 100% of the aggregate outstanding principal amount of each class of notes affected by that amendment.


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
VOTING RIGHTS

     The related prospectus supplement will describe the method of determining allocation of voting rights for a series, if other than as described in this prospectus. If specified in the related prospectus supplement, a provider of credit enhancement may be entitled to specified voting rights of the securityholders.

REMIC ADMINISTRATOR

     For any multiple class series of certificates as to which a REMIC election is made, preparation of reports and other administrative duties relating to the trust may be performed by a REMIC Administrator, who may be an affiliate of the depositor.

TERMINATION

     The obligations created by the related agreements for a series will terminate on the distribution to securityholders of all amounts distributable to them under those agreements after:

     - the later of the final payment or other liquidation of the last mortgage loan remaining in the trust for that series or the disposition of all property acquired on foreclosure or deed in lieu of foreclosure of any mortgage loan, or

     - the repurchase by the master servicer, or another party as specified in the prospectus supplement, from the trustee for that series of all mortgage loans at that time subject to the related agreements and all property acquired in connection with any mortgage loan.

     The exercise of that right will effect early retirement of the securities of that series, but the right to so purchase is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being, less than a fixed percentage, to be provided in the related prospectus supplement, of the cut-off date aggregate principal balance. In no event, however, will the trust created by the related agreements continue beyond the expiration of 21 years from the death of the last survivor of persons identified in those agreements. For each series, the master servicer or the trustee, as applicable, will give written notice of termination of the related agreements to each securityholder, and the final distribution will be made only on surrender and cancellation of the securities at an office or agency specified in the notice of termination. See "Description of the Securities-Optional Termination" in this prospectus.

                             LEGAL ASPECTS OF LOANS

     The following discussion contains summaries of various legal aspects of housing loans which are general in nature. Because these legal aspects are governed by applicable state law, which laws may differ substantially from state to state, the summaries do not purport to be complete nor to reflect the law of any particular state, nor to encompass the laws of all states in which the properties securing the housing loans are situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the loans.

     The mortgage loans, other than Cooperative Loans, comprising or underlying the mortgage assets for a series will be secured by either mortgages or deeds of trust, or deeds to secure debt, depending on the prevailing practice in the state in which the property subject to a mortgage loan is located and may have first, second or third priority. Manufactured housing contracts evidence both the obligation of the obligor to repay the loan evidenced by those manufactured housing contracts and grant a security interest in the related manufactured homes to secure repayment of that loan. However, as manufactured homes have become larger and often have been attached to their sites without any apparent intention by the borrowers to move them, courts in many states have held that manufactured homes may, under various circumstances become subject to real estate title and recording laws. See "The Trust Funds-The Manufactured Home Loans" in this prospectus. In some states, the filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest on the real property encumbered by the mortgage, deed of trust or deed to secure debt. However, in other states, the mortgage or deed of trust conveys legal title to the property to the mortgagee or to a trustee for the benefit of the mortgagee subject to a condition subsequent, that is, the payment of the indebtedness secured by that mortgage or deed of trust, respectively. The lien created by the mortgage or deed of trust is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers. Priority for those instruments depends on their terms and in some cases the term of separate subordination or intercreditor agreements, the knowledge of the parties to the mortgage and, in most cases, on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the


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mortgagor, who is the borrower/homeowner or the land trustee, as described in the next sentence, and the mortgagee, who is the lender. In a mortgage transaction, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In a number of states, three parties may be involved in a mortgage financing when title to the property is held by a land trustee who is the land trustee under a land trust agreement of which the borrower is the beneficiary; at origination of a mortgage loan, the land trustee, as fee owner of the property, executes the mortgage and the borrower executes:

     -    a separate undertaking to make payments on the mortgage note, and

     - an assignment of leases and rents. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the trustor, who is the borrower/homeowner, the beneficiary, who is the lender, and a third-party grantee called the trustee.

     Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, often with a power of sale, to the trustee to secure payment of the obligation. A deed to secure debt typically has two parties, under which the borrower, or grantor, conveys title to the real property to the grantee, or lender, often with a power of sale, until the debt is repaid. The trustee's authority under a deed of trust, the grantee's authority under a deed to secure debt and the mortgagee's authority under a mortgage are governed by the law of the state in which the real property is located, the express provisions of the deed of trust, mortgage, or the deed to secure debt, and, in a number of deed of trust transactions, the directions of the beneficiary.

COOPERATIVE LOANS

     If specified in the prospectus supplement relating to a series of securities, the mortgage loans may include Cooperative Loans. Each Cooperative Note evidencing a Cooperative Loan will be secured by a security interest in shares issued by the related Cooperative and in the related proprietary lease or occupancy agreement granting exclusive rights to occupy a specific dwelling unit in the Cooperative's building. The security agreement will create a lien on, or grant a security interest in, the Cooperative shares and proprietary leases or occupancy agreements, the priority of which will depend on, among other things, the terms of the particular security agreement as well as the order of recordation and/or filing of the agreement, or the filing of the financing statements related to that agreement, in the appropriate recording office or the taking of possession of the Cooperative shares, depending on the law of the state in which the Cooperative is located. That lien or security interest is not, in most cases, prior to liens in favor of the cooperative corporation for unpaid assessments or common charges. That lien or security interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

     Cooperative buildings relating to the Cooperative Loans are usually located in the State of New York. In most cases, each Cooperative owns in fee or has a leasehold interest in the land on which and the building in which the separate dwelling units in that Cooperative are located. The Cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is an underlying mortgage(s) on the Cooperative's building or underlying land, as is usually the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as mortgagor or lessee, as the case may be, is also responsible for fulfilling those mortgage or rental obligations. An underlying mortgage loan is ordinarily obtained by the Cooperative in connection with either the construction or purchase of the Cooperative's building or the obtaining of capital by the Cooperative. The interests of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord and the occupant's lender are in most cases subordinate to the interest of the holder of an underlying mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the payment obligations:

     - arising under an underlying mortgage, the mortgagee holding an underlying mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements, or

     - arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements.

     In addition, an underlying mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make that final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the


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Cooperative to extend its term or, in the alternative, to purchase the land, could lead to termination of the Cooperative's interest in the property and termination of all proprietary leases and occupancy agreements. In either event, a foreclosure by the holder of an underlying mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of Cooperative shares or, in the case of the mortgage loans, the collateral securing the Cooperative Loans.

     Each Cooperative is owned by shareholders, referred to as tenant-stockholders, who, through ownership of stock or shares in the Cooperative, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific dwellings. In most cases, a tenant-stockholder of a Cooperative must make a monthly rental payment to the Cooperative under the proprietary lease, which rental payment represents that tenant-stockholder's pro rata share of the Cooperative's payments for its underlying mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights may be financed through a Cooperative Loan evidenced by a Cooperative Note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related Cooperative shares. In most cases, the lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed under "Realizing on Cooperative Loan Security", on default of the tenant-stockholder, the lender may sue for judgment on the Cooperative Note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of Cooperative shares. See "-Realizing on Cooperative Loan Security" in this section of the prospectus.

TAX ASPECTS OF COOPERATIVE OWNERSHIP

     In general, a "tenant-stockholder", as defined in Section 216(b)(2) of the Internal Revenue Code, of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Section 216(b)(1) of the Internal Revenue Code is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of specific interest expenses and specific real estate taxes allowable as a deduction under Section 216(a) of the Internal Revenue Code to the corporation under Sections 163 and 164 of the Internal Revenue Code. In order for a corporation to qualify under
Section 216(b)(1) of the Internal Revenue Code for its taxable year in which those items are allowable as a deduction to the corporation, that section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders. By virtue of this requirement, the status of a corporation for purposes of Section 216(b)(1) of the Internal Revenue Code must be determined on a year-to-year basis. Consequently, there can be no assurance that Cooperatives relating to the Cooperative Loans will qualify under that section for any particular year. In the event that a Cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under
Section 216(a) of the Internal Revenue Code for those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Section 216(b)(1) of the Internal Revenue Code, the likelihood that this failure would be permitted to continue over a period of years appears remote.

FORECLOSURE ON MORTGAGE LOANS

     Although a deed of trust or a deed to secure debt may also be foreclosed by judicial action, foreclosure of a deed of trust or a deed to secure debt, in most cases, is accomplished by a non-judicial trustee's or grantee's, as applicable, sale under a specific provision in the deed of trust or deed to secure debt which authorizes the trustee or grantee, as applicable, to sell the property upon any default by the borrower under the terms of the note or deed of trust or deed to secure debt. In addition to any notice requirements contained in a deed of trust or a deed to secure debt, in some states, prior to a sale, the trustee, or grantee, as applicable, must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states, prior to that sale, the trustee or grantee, as applicable, must provide notice to any other individual having an interest in the real property, including any junior lienholders. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. In most cases, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be


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recovered by a lender. If the deed of trust or deed to secure debt is not reinstated within a specified period, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers in a specified manner prior to the date of trustee's sale. In addition, some state laws require that a copy of the notice of sale be posted on the property, recorded and sent to all parties having an interest in the real property.

     An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage and in the secured property and compelling a sale of the mortgaged property to satisfy the debt. It is regulated by statutes and rules and subject throughout to the court's equitable powers. In most cases, a mortgagor is bound by the terms of the mortgage note and the mortgage as made and cannot be relieved from its own default. However, since a foreclosure action historically was equitable in nature, and is addressed to a court of equity, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under various circumstances a court of equity may relieve the mortgagor from a non-monetary default where that default was not willful or where a monetary default, such as failure to pay real estate taxes, can be cured before completion of the foreclosure and there is no substantial prejudice to the mortgagee.

     Foreclosure of a mortgage, in most cases, is accomplished by judicial action. The action is usually initiated by the service of legal pleadings on all parties having an interest of record in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating and serving necessary parties, including borrowers located outside the jurisdiction in which the mortgaged property is located. If the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming. A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. Moreover, recent judicial decisions suggest that a non-collusive, regularly conducted foreclosure sale or sale pursuant to a power of sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and the sale occurred while the borrower was insolvent and within one year, or within the statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law, of the filing of bankruptcy. Similarly, a suit against the debtor on the mortgage note may take several years if defenses or counterclaims are interposed and is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time or even precluding the mortgagee from ever foreclosing the mortgage.

     In the case of foreclosure under a mortgage, a deed of trust, or a deed to secure debt, the sale by the referee or other designated officer or by the trustee or grantee, as applicable, is in most cases a public sale. However, because of the difficulty potential third party purchasers at the sale have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee, or grantee, as applicable, for an amount equal to the unpaid principal amount of the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished unless the lender purchases the property for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where that judgment is available. In some states, there is a statutory minimum purchase price which the lender may offer for the property and, in most cases, state law controls the amount of foreclosure costs and expenses, including attorneys' fees, which may be recovered by a lender. After that purchase, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining casualty insurance, paying taxes and making repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending on market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property and, in some states, the lender may be entitled to a deficiency judgment. Any loss may be reduced by the receipt of any mortgage insurance proceeds.

     If a senior mortgage goes into default, the junior mortgagee is at risk of losing its lien on the mortgaged property by a foreclosure of the senior lien. To protect against this loss, the junior mortgagee must either pay the entire amount due on the senior mortgages to the senior mortgagees, prior to or at the time of the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default under those senior mortgages, in either event adding the amounts expended to the balance due on the junior loan, and may be subrogated to the rights of the senior mortgages. In addition, in the event that the foreclosure by a junior mortgagee triggers the enforcement of a "due-on-sale" clause in a senior mortgage, the junior mortgagee may be


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required to pay the full amount of the senior mortgages to the senior mortgagees. For those mortgage loans which are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior liens and claims and various governmental liens. The same is true for any third-party purchaser, thus reducing the value the junior mortgagee can realize at the foreclosure sale.

     If the master servicer were to foreclose on any junior lien it would do so subject to any related senior lien. In order for the debt related to the junior mortgage loan to be paid in full at the sale, a bidder at the foreclosure sale of the junior mortgage loan would have to bid an amount sufficient to pay off all sums due under the junior mortgage loan and the senior lien or purchase the secured property subject to the senior lien. If proceeds from a foreclosure or similar sale of the secured property are insufficient to satisfy all senior liens and the junior mortgage loan in the aggregate, the trust fund as the holder of the junior lien and, accordingly, holders of one or more classes of related securities bear (1) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (2) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in some jurisdictions. In addition, liquidation expenses with respect to defaulted junior mortgage loans do not vary directly with the outstanding principal balance of the loans at the time of default. Therefore, assuming that the master servicer took the same steps in realizing upon a defaulted junior mortgage loan having a small remaining principal balance as it would in the case of a defaulted junior mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the small junior mortgage loan than would be the case with the defaulted junior mortgage loan having a large remaining principal balance.

     In foreclosure, courts have imposed general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of its defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for a borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of a second mortgage or deed of trust affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protection to the borrower.

     The purposes of a foreclosure action are to enable the mortgagee to realize on its security and to bar the mortgagor, and all persons who have an interest in the property which is subordinate to the foreclosing mortgagee, from their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay various costs of that action. Those having an equity of redemption must be made parties and duly summoned to the foreclosure action in order for their equity of redemption to be barred.

REALIZING ON COOPERATIVE LOAN SECURITY

     The Cooperative shares owned by the tenant-stockholder, together with the rights of the tenant-stockholder under the proprietary lease or occupancy agreement, are pledged to the lender and, in almost all cases, subject to restrictions on transfer as described in the Cooperative's certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement. Subject to the terms of any recognition agreement, the proprietary lease or occupancy agreement, even while pledged, may be cancelled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by that tenant-stockholder, including mechanics' liens against the Cooperative's building incurred by that tenant-stockholder. In most cases, rent and other obligations and charges arising under a proprietary lease or occupancy agreement which are owed to the Cooperative are made liens on the shares to which the proprietary lease or occupancy agreement relates. In addition, the proprietary lease or occupancy agreement often permits the Cooperative to terminate that lease or agreement in the event the borrower defaults in the performance of covenants under that lease or agreement. Typically, the lender and the Cooperative


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enter into a recognition agreement which, together with any lender protection provisions contained in the proprietary lease or occupancy agreement, establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement, in most cases, provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate that lease or agreement until the lender has been provided with notice of and an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from a sale of the shares and the proprietary lease or occupancy agreement allocated to the dwelling, subject, however, to the Cooperative's right to sums due under that proprietary lease or occupancy agreement or which have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender, in most cases, cannot restrict and does not monitor, could reduce the amount realized on the sale of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest on that Cooperative Loan.

     Recognition agreements, in most cases, also provide that in the event the lender succeeds to the tenant-shareholder's shares and proprietary lease or occupancy agreement as the result of realizing on its collateral for a Cooperative Loan, the lender must obtain the approval or consent of the board of directors of the Cooperative as required by the proprietary lease before transferring the Cooperative shares and/or assigning the proprietary lease. That approval or consent is usually based on the prospective purchaser's income and net worth, among other factors, and may significantly reduce the number of potential purchasers, which could limit the ability of the lender to sell and realize on the value of the collateral. In most cases, the lender is not limited in any rights it may have to dispossess the tenant-stockholder.

     Because of the nature of Cooperative Loans, lenders do not usually require either the tenant-stockholder, that is, the borrower or the Cooperative, to obtain title insurance of any type, although title insurance is available to both the borrower and the lender. Consequently, the existence of any prior liens or other imperfections of title affecting the Cooperative's building or real estate also may adversely affect the marketability of the shares allocated to the cooperative dwelling unit in the event of foreclosure.

     A foreclosure on the Cooperative shares is accomplished by public sale in accordance with the provisions of Article 9 of the Uniform Commercial Code, or UCC, and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the sale and the sale price. In most cases, a sale conducted according to the usual practice of banks selling similar collateral in the same area will be considered reasonably conducted.

     Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, in most cases, provides that the lender's right to reimbursement is subject to the right of the Cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. However, if a portion of the indebtedness remains unpaid, the tenant-stockholder is usually responsible for the deficiency. See "-Anti-Deficiency Legislation and Other Limitations on Lenders" in this section of the prospectus.

RIGHTS OF REDEMPTION

     In some states, after sale under a deed of trust or a deed to secure debt or foreclosure of a mortgage, the borrower and some foreclosed junior lienors or other parties are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale.

     In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The right of redemption would defeat the title of any purchaser acquired at a public sale under a deed of trust or a deed to


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secure debt. Consequently, the practical effect of a right of redemption is to force the lender to retain the property and pay the expenses of ownership until the redemption period has expired. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

     Various states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage or a grantee under a deed to secure debt. In some states, statutes limit the right of the beneficiary, mortgagee or grantee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized on the public sale of the real property and the amount due to the lender. In the case of a mortgage loan secured by a property owned by a trust where the mortgage note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust or deed to secure debt, even if obtainable under applicable law, may be of little value to the beneficiary, grantee or mortgagee, if there are no trust assets against which that deficiency judgment may be executed. Some state statutes require the beneficiary, grantee or mortgagee to exhaust the security afforded under a deed of trust, deed to secure debt or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting that security. However in some of these states, the lender, following judgment on that personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies for the security. Consequently, the practical effect of the election requirement, in those states permitting that election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, in other states, statutory provisions limit any deficiency judgment against the former borrower following a foreclosure to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is usually to prevent a beneficiary, grantee, or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale. Various state laws also place a limitation on the mortgagee for late payment charges.

     For mortgage loans secured by collateral in addition to the related mortgaged properties, realization on the additional collateral may be governed by the UCC in effect under the law of the state applicable thereto. Some courts have interpreted the UCC to prohibit or limit a deficiency award in a number of circumstances, including those in which the disposition of the collateral was not conducted in a commercially reasonable manner. In some states, the UCC does not apply to liens on additional collateral consisting of various types of personal property, including, for example, bank accounts and, to some extent, insurance policies and annuities. Realization on that additional collateral will be governed by state laws applicable to that additional collateral rather than by the UCC, and the availability of deficiency awards under those state laws may be limited. Whether realization on any Additional Collateral is governed by the UCC or by other state laws, the ability of secured parties to realize on the additional collateral may be limited by statutory prohibitions that limit remedies for the related mortgage loans. Those prohibitions may affect secured parties either independently or in conjunction with statutory requirements that secured parties proceed against the related mortgaged properties first or against both of those mortgaged properties and the additional collateral concurrently. Some state statutes require secured parties to exhaust the security afforded by the mortgaged properties through foreclosure before attempting to realize on the related additional collateral, including any third-party guarantees. Other state statutes require secured parties to foreclose on mortgaged properties and additional collateral concurrently. In states where statutes limit the rights of secured parties to obtain deficiency judgments against borrowers or guarantors following foreclosure on the related mortgaged properties and where secured parties either are required or elect to proceed against those mortgaged properties before proceeding against the related additional collateral, limitations on the amounts of deficiency judgments may reduce the amounts that may be realized by the secured parties on the disposition of that additional collateral. Further, in some states where secured parties may choose whether to proceed against the related mortgaged properties or additional collateral first or against both concurrently, the secured parties, following a proceeding against one, may be deemed to have elected a remedy and may be precluded from exercising remedies for the other. Consequently, the practical effect of the election requirement, in those states permitting that election, is that secured parties will usually proceed against both concurrently or against the mortgaged properties first if prohibited from proceeding against both by state law.

     For Cooperative Loans. In most cases, lenders realize on cooperative shares and the accompanying proprietary lease given to secure a Cooperative Loan under
Article 9 of the UCC. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral,


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which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement, was conducted in a commercially reasonable manner.

     Federal Bankruptcy and Other Laws Affecting Creditor's Rights. In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the Relief Act, and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize on collateral and/or enforce a deficiency judgment. For example, under the federal bankruptcy law, all actions against the debtor, the debtor's property and any co-debtor are automatically stayed on the filing of a bankruptcy petition. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through its Chapter 11 or Chapter 13 under the Bankruptcy Code rehabilitative plan to cure a monetary default of a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court, provided no sale of the residence had yet occurred, prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by permitting the borrower to pay arrearages over a number of years.

     Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property which is not the principal residence of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Federal bankruptcy law and limited case law indicate that the foregoing modifications could not be applied to the terms of a loan secured only by property that is the principal residence of the debtor. In all cases, the secured creditor generally is entitled to the value of its security plus post-petition interest, attorney's fees and costs to the extent the value of the security exceeds the debt. Therefore, for any Additional Collateral Loan secured by property of the debtor in addition to the debtor's principal residence, courts with federal bankruptcy jurisdiction may reduce the amount of each monthly payment, change the rate of interest, alter the repayment schedule, forgive all or a portion of the debt, reduce the lender's security interest to the value of the collateral and otherwise subject that mortgage loan to the cramdown provisions of Chapter 13.

     In a Chapter 11 case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral and/or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.

     The Bankruptcy Code provides priority to tax liens over the lender's security. This may delay or interfere with the enforcement of rights relating to a defaulted loan. In addition, substantive requirements are imposed on lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. The laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal laws impose specific statutory liabilities on lenders who originate loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans. In particular, an originator's failure to comply with the federal Truth-in-Lending Act could subject the trust (and other assignees of the mortgage loans) to monetary penalties and could result in the borrowers rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans. For mortgage loans secured by collateral in addition to the related mortgaged properties, those tax liens may in some circumstances provide priority over the lien on that additional collateral.

     Some of the mortgage loans known as high cost loans may be subject to special rules, disclosure requirements and other provisions that were added to the federal Truth-in-Lending Act by the Homeownership and Equity Protection Act of 1994, or Homeownership Act, if those mortgage loans were originated on or after October 1, 1995, are not mortgage loans made to finance the purchase of the mortgaged property and have interest rates or origination costs in excess of prescribed levels. The Homeownership Act requires certain additional disclosures, specifies the timing of those disclosures and limits or prohibits inclusion of certain provisions in mortgages subject to the Homeownership Act. Purchasers or assignees of any high cost loan could be liable under federal law for all claims


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and subject to all defenses that the borrower could assert against the originator of that high cost loan, under the federal Truth-in-Lending Act or any other law, unless the purchaser or assignee did not know and could not with reasonable diligence have determined that the loan was subject to the provisions of the Homeownership Act. Remedies available to the borrower include monetary penalties, as well as rescission rights if appropriate disclosures were not given as required or if the particular mortgage includes provisions prohibits by the law. The maximum damages that may be recovered under these provisions from an assignee, including the trust, is the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the mortgage loan. In addition to federal law, some states have enacted, or may enact, laws or regulations that prohibit inclusion of some provisions in mortgage loans that have interest rates or origination costs in excess of prescribed levels, and require that borrowers be given certain disclosures prior to the consummation of the mortgage loans. An originator's failure to comply with these laws could subject the trust fund and other assignees of the mortgage loans to monetary penalties and could result in the borrowers rescinding the mortgage loans against either the trust or the subsequent holders of the mortgage loans. See "Loan Underwriting Procedures and Standards-Representations and Warranties."

LEASEHOLD CONSIDERATIONS

     Mortgage loans may contain leasehold mortgages which are each secured by a lien on the related mortgagor's leasehold interest in the related mortgaged property. Mortgage loans secured by a lien on the borrower's leasehold interest under a ground lease are subject to various risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated, for example, as a result of a lease default or the bankruptcy of the ground lessor or the borrower/ground lessee. The leasehold mortgagee would be left without its security. IN THE CASE OF EACH MORTGAGE LOAN SECURED BY A LIEN ON THE RELATED MORTGAGOR'S LEASEHOLD INTEREST UNDER A GROUND LEASE, THAT GROUND LEASE CONTAINS PROVISIONS PROTECTIVE OF THE LEASEHOLD MORTGAGEE. THESE PROVISIONS INCLUDE A PROVISION THAT REQUIRES THE GROUND LESSOR TO GIVE THE LEASEHOLD MORTGAGEE NOTICES OF LESSEE DEFAULTS AND AN OPPORTUNITY TO CURE THEM, A PROVISION THAT PERMITS THE LEASEHOLD ESTATE TO BE ASSIGNED TO THE LEASEHOLD MORTGAGEE OR THE PURCHASER AT A FORECLOSURE SALE AND AFTER THAT ASSIGNMENT TO BE ASSIGNED BY THE LEASEHOLD MORTGAGEE OR THAT PURCHASER AT A FORECLOSURE SALE TO ANY FINANCIALLY RESPONSIBLE THIRD PARTY THAT EXECUTES AN AGREEMENT OBLIGATING ITSELF TO COMPLY WITH THE TERMS AND CONDITIONS OF THE GROUND LEASE AND A PROVISION THAT GIVES THE LEASEHOLD MORTGAGEE THE RIGHT TO ENTER INTO A NEW GROUND LEASE WITH THE GROUND LESSOR ON THE SAME TERMS AND CONDITIONS AS THE OLD GROUND LEASE ON ANY TERMINATION OF THE OLD GROUND LEASE.

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act, or Relief Act, a mortgagor who enters military service after the origination of that mortgagor's mortgage loan, including a mortgagor who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, in excess of 6% per annum during the period of that mortgagor's active duty status. In addition to adjusting the interest, the lender must forgive any such interest in excess of 6% per annum, unless a court or administrative agency of the United States orders otherwise on application of the lender. The Relief Act applies to mortgagors who are members of the Air Force, Army, Marines, Navy, National Guard, Reserves, Coast Guard, and officers of the U.S. Public Health Service or the National Oceanic and Atmospheric Administration assigned to duty with the military. Because the Relief Act applies to mortgagors who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of the master servicer to collect full amounts of interest on the applicable mortgage loans. Any shortfall in interest collections resulting from the application of the Relief Act or similar legislation or regulations, which would not be recoverable from the related mortgage loans, would result in a reduction of the amounts distributable to the holders of the related certificates, and would not be covered by Advances and may not be covered by the applicable form of credit enhancement that may have been provided in connection with the related series of certificates. In addition, the Relief Act imposes limitations that would impair the ability of the master servicer to foreclose on an affected mortgage loan during the mortgagor's period of active duty status, and, under some circumstances, during an additional three month period after that period of active duty status. Thus, in the event that the Relief Act or similar legislation or regulations applies to any mortgage loan which goes into default, there may be delays in payment and losses on the related certificates in connection with those certificates. Any other interest shortfalls, deferrals or forgiveness of payments on the mortgage loans resulting from similar legislation or regulations may result in delays in payments or losses to securityholders of the related series.


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JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGEES

     Some of the mortgage loans may be secured by junior mortgages, deeds of trust or deeds to secure debt, which are junior to senior mortgages, deeds of trust or deeds to secure debt which are not part of the trust. The rights of the securityholders, as the holders of a junior mortgage, are subordinate in lien priority and in payment priority to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold on default of the mortgagor, which may extinguish the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, in some cases, either reinstates or satisfies the defaulted senior loan or loans. A junior mortgagee may satisfy a defaulted senior loan in full or, in some states, may cure that default and bring the senior loan current, and as a result, reinstating the senior loan, in either event usually adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee. Where applicable law or the terms of the senior mortgage or deed of trust do not require notice of default to the junior mortgagee, the lack of that notice may prevent the junior mortgagee from exercising any right to reinstate the loan which applicable law may provide. See "-Foreclosure on Mortgage Loans".

     The standard form of the mortgage or deed of trust used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply those proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in the order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under the underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of junior mortgages in the order of their priority.

     The form of credit line trust deed or mortgage used by most institutional lenders which make revolving credit loans typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. The priority of the lien securing any advance made under the clause may depend in most states on whether the deed of trust or mortgage is designated as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the trust deed or mortgage, notwithstanding the fact that there may be junior trust deeds or mortgages and other liens which intervene between the date of recording of the trust deed or mortgage and the date of the future advance, and notwithstanding that the beneficiary or lender had actual knowledge of these intervening junior trust deeds or mortgages and other liens at the time of the advance. In most states, the trust deed or mortgage lien securing loans of the type which includes revolving credit loans applies retroactively to the date of the original recording of the trust deed or mortgage, provided that the total amount of advances under the credit limit does not exceed the maximum specified principal amount of the recorded trust deed or mortgage, except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor.

     Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which are prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste of that property, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. In the case of a failure of the mortgagor to perform any of these obligations, the mortgagee or beneficiary is given the right under some mortgages or deeds of trust to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by a senior mortgagee become part of the indebtedness secured by the senior mortgage.

     When the mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor, as junior loans often do, and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the


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senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent an existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DUE-ON-SALE CLAUSES IN MORTGAGE LOANS

     In most cases, the loans contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property without the prior consent of mortgagee. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses has been limited or denied. However, the Garn-St Germain Depository Institutions Act of 1982, or Garn-St Germain Act, preempts state constitutional, statutory and case law that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to some limited exceptions. The Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

     The Garn-St Germain Act also provides nine specific instances in which a mortgage lender covered by the Garn-St Germain Act may not exercise a due-on-sale clause, in spite of the fact that a transfer of the property may have occurred. These include intra-family transfers, various transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty on the acceleration of a loan under a due-on-sale clause.

     The inability to enforce a due-on-sale clause may result in a mortgage loan bearing an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may have an impact on the average life of the mortgage loans and the number of mortgage loans which may be outstanding until maturity.

ENFORCEABILITY OF PREPAYMENT AND LATE PAYMENT FEES

     Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In addition to limitations imposed by FHA Regulations for contacts partially insured by the FHA under Title I, in some states, there are or may be specific limitations on the late charges that a lender may collect from a borrower for delinquent payments. In some states, there are or may be specific limitations on the late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation. In addition, the enforceability of provisions that provide for prepayment fees or penalties on an involuntary prepayment is unclear under the laws of many states. Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Federal Home Loan Bank Board, as succeeded by the Office of Thrift Supervision, or OTS, prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly for mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans.

     Some state laws restrict the imposition of prepayment charges and late fees even when the loans expressly provide for the collection of those charges. The Parity Act permits the collection of prepayment charges in connection with some types of loans subject to the Parity Act including adjustable rate mortgage loans, preempting any contrary state law prohibitions. However, some states may not recognize the preemptive authority of the Parity Act or have opted out of the Parity Act. Moreover, the OTS, the agency that administers the Parity Act for unregulated housing creditors, withdrew its favorable regulations and opinions that previously authorized lenders to charge prepayment charges and late fees on Parity Act loans notwithstanding contrary state law, effective with respect to Parity Act loans originated on or after July 1, 2003. However, the OTS's action does not affect Parity Act


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loans originated before July 1, 2003.  As a result, it is possible that prepayment charges and late fees may not be collected even on loans that provide for the payment of these charges. The master servicer will be entitled to all prepayment charges and late payment charges to the extent collected on the loans and these amounts will not be available for payment on the securities, except to the extent specified in the related prospectus supplement.

EQUITABLE LIMITATIONS ON REMEDIES

     In connection with lenders' attempts to realize on their security, courts have invoked general equitable principles. In most cases, the equitable principles are designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize on his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980, or Title V, provides that state usury limitations shall not apply to some types of residential first mortgage loans originated by some lenders after March 31, 1980. Similar federal statutes were in effect for mortgage loans made during the first three months of 1980. The OTS, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorizes any state to impose interest rate limits by adopting, before April 1, 1983, a law, or constitutional provision, which expressly rejects an application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits or to limit discount points or other charges.

     Usury limits apply to junior mortgage loans in many states.

ADJUSTABLE INTEREST RATE LOANS

     Alternative mortgage instruments, including adjustable rate mortgage loans and early ownership mortgage loans, originated by non-federally chartered lenders, have historically been subjected to a variety of restrictions. Those restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act, or Title VIII. Title VIII provides that, regardless of any state law to the contrary:

     - state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency for origination of alternative mortgage instruments by national banks,

     - state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration, or NCUA, for origination of alternative mortgage instruments by federal credit unions, and

     - all other non-federally chartered housing creditors, including state-chartered savings banks and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the


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          Federal Home Loan Bank Board, predecessor to the OTS, for origination of alternative mortgage instruments by federal savings and loan associations.

     Title VIII also provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of those provisions. Some states have taken this action.

ENVIRONMENTAL LEGISLATION

     Under Comprehensive Environmental Response, Compensation and Liability Act of 1980, or CERCLA, and under state law in some states, a lender or secured creditor may become liable in some circumstances for the costs of cleaning up hazardous substances regardless of whether it has contaminated the property. CERCLA imposes strict, as well as joint and several liability on several classes of potentially responsible parties, including current owners and operators of the property who did not cause or contribute to the contamination. Furthermore, liability under CERCLA is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan.

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996, or Conservation Act amended, among other things, the provisions of CERCLA for lender liability and the secured creditor exemption. The Conservation Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the mortgaged property. The Conservation Act provides that merely having the capacity to influence, or unexercised right to control operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of substantially all of the operational functions of the mortgaged property. The Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     In addition to CERCLA, other federal and state laws in some circumstances may also impose liability on a secured party for a mortgaged property on which contaminants other than CERCLA hazardous substances are present, including petroleum, agricultural chemicals, asbestos, radon, and lead-based paint. In all such circumstances, such cleanup costs may be substantial. It is possible that those cleanup costs could become a liability of a Trust and reduce the amounts otherwise distributable to the holders of the related series of certificates. Some federal statutes and some states by statute impose an Environmental Lien. All subsequent liens on that property, in most cases, are subordinated to the Environmental Lien and, in some states, even prior recorded liens are subordinated to Environmental Liens. In the latter states, the security interest of the trustee in a related parcel of real property that is subject to the Environmental Lien could be adversely affected.

     Traditionally, many residential mortgage lenders have not taken steps to evaluate whether contaminants are present on any mortgaged property prior to the origination of the mortgage loan or prior to foreclosure or accepting a deed-in-lieu of foreclosure. Accordingly, the depositor has not made and will not make those evaluations prior to the origination of the secured loans. Neither the depositor nor any replacement servicer will be required by any agreement to undertake those evaluations prior to foreclosure or accepting a deed-in-lieu of foreclosure. The depositor does not make any representations or warranties or assume any liability for the absence or effect of contaminants on any related real property or any casualty resulting from the presence or effect of contaminants. However, the depositor will not be obligated to foreclose on related real property or accept a deed-in-lieu of foreclosure if it knows or reasonably believes that there are material contaminated conditions on that property. A failure so to foreclose may reduce the amounts otherwise available to securityholders of the related series.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations, or RICO, statute can be seized by the government if the property was used in, or purchased with the proceeds of, those crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984, Crime Control Act, the government may seize the property even before


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conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that:

     - its mortgage was executed and recorded before the commission of the crime on which the forfeiture is based, or

     - the lender was, at the time of the execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

NEGATIVE AMORTIZATION LOANS

     A recent case decided by the United States Court of Appeals, First Circuit, held that state restrictions on the compounding of interest are not preempted by the provisions of the Depository Institutions Deregulation and Monetary Control Act of 1980, or DIDMC, and as a result, remanded to the United States District Court for the District of New Hampshire for further proceedings to determine whether a mortgage loan that provided for negative amortization violated New Hampshire's requirement that first mortgage loans provide for computation of interest on a simple interest basis. The holding was limited to the effect of DIDMC on state laws regarding the compounding of interest and the court did not address the applicability of the Alternative Mortgage Transaction Parity Act of 1982, which authorizes a lender to make residential mortgage loans that provide for negative amortization. As a result, the enforceability of compound interest on mortgage loans that provide for negative amortization is unclear. The First Circuit's decision is binding authority only on Federal District Courts in Maine, New Hampshire, Massachusetts, Rhode Island and Puerto Rico.


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                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of the certificates and notes offered under this prospectus where Thacher Proffitt & Wood llp, Sidley Austin Brown & Wood LLP, McKee Nelson LLP or Orrick, Herrington & Sutcliffe LLP is identified in the applicable prospectus supplement as counsel to the depositor. This discussion is directed solely to securityholders that hold the securities as capital assets within the meaning of Section 1221 of the Internal Revenue Code, and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, such as banks, insurance companies and foreign investors, some of which may be subject to special rules. Further, the authorities on which this discussion, and the opinions referred to under "REMICs-Classifications of REMICs" and "REMICs-Tiered REMICs," are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns, including those filed by any REMIC or other issuer, should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice:

     - is given for events that have occurred at the time the advice is rendered and is not given for the consequences of contemplated actions, and

     -    is directly relevant to the determination of an entry on a tax return.

     Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed in this prospectus. In addition to the federal income tax consequences described in this prospectus, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the securities. See "State and Other Tax Consequences." Securityholders are advised to consult their own tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the certificates offered under this prospectus.

     The following discussion addresses securities of two general types:

     - REMIC certificates representing interests in a trust that the Trustee will elect to have treated as one or more "real estate mortgage investment conduits," or REMICs, under Sections 860A through 860G of the Internal Revenue Code, or the REMIC Provisions, and

     - notes representing indebtedness of the issuer for federal income tax purposes.

     The prospectus supplement for each series of securities will indicate which of the foregoing treatments will apply to that series.

REMICS

     In most cases, as to each series of certificates, the trustee will covenant to elect to treat the trust, or a portion of that trust, as one or more REMICs. The prospectus supplement for each series of certificates will identify all certificates representing "regular interests" and the "residual interest" in that REMIC. If a REMIC election or elections will not be made for a trust or some assets of a trust, the federal income tax consequences of the purchase, ownership and disposition of the related certificates will be described in the related prospectus supplement if those certificates are offered by that prospectus supplement.

     The following discussion is based in part on the rules governing original issue discount that are presented in Sections 1271-1273 and 1275 of the Internal Revenue Code and in the Treasury regulations issued under those sections, or the OID Regulations, and in part on the REMIC Provisions and the Treasury regulations issued under the REMIC Provisions, which together are referred to as the REMIC Regulations. The OID Regulations do not adequately address all issues relevant to, and in some instances provide that they are not applicable to, securities such as the certificates.


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CLASSIFICATION OF REMICS

     At the time of the issuance of each series of REMIC certificates, counsel to the depositor will deliver its opinion to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, the related trust, or each applicable portion of that trust, will qualify as a REMIC and the REMIC certificates offered under that REMIC will be considered to evidence ownership of regular interests or residual interests in that REMIC within the meaning of the REMIC Provisions.

     If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Internal Revenue Code for that status during any taxable year, the Internal Revenue Code provides that the entity will not be treated as a REMIC for that year and after that year. In that event, the entity may be taxable as a corporation under Treasury regulations, and the related REMIC certificates may not be accorded the status or given the tax treatment described under "-Characterization of Investments in REMIC Certificates." Although the Internal Revenue Code authorizes the Treasury Department to provide relief in the event of an inadvertent termination of REMIC status, no regulations have been issued implementing this provision. That relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the trust's income for the period in which the requirements for that status are not satisfied. The pooling and servicing agreement for each REMIC will include provisions designed to maintain the trust's status as a REMIC under the REMIC Provisions.

     The American Jobs Creation Act of 2004, or the Jobs Act, allows, effective January 1, 2005, REMICs to hold reverse mortgages, home equity lines of credit loans and sufficient assets to fund draws on the foregoing mortgage loans.
Under the legislative history to the Jobs Act, a "reverse mortgage," is a loan that is secured by an interest in real property, and that (1) provides for advances that are secured by the same property, (2) requires the payment of an amount due at maturity that is no greater than the value of the securing property, and (3) provides that all payments are due only on maturity of the loan, and (4) matures after a fixed term or at the time the obligor ceases to use the securing property as a personal residence. If reverse mortgages or home equity line of credit loans are contributed to a REMIC, the accompanying tax consequences will be discussed separately in the prospectus supplement offering interests in that REMIC.

CHARACTERIZATION OF INVESTMENTS IN REMIC CERTIFICATES

     In most cases, the REMIC certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Internal Revenue Code and assets described in Section 7701(a)(19)(C) of the Internal Revenue Code in the same proportion that the assets of the REMIC underlying those certificates would be so treated. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC certificates will qualify for the corresponding status in their entirety for that calendar year. Interest, including original issue discount, on the REMIC regular certificates and income allocated to the REMIC residual certificates will be interest described in Section 856(c)(3)(B) of the Internal Revenue Code to the extent that those certificates are treated as "real estate assets" within the meaning of Section 856(c)(4)(A) of the Internal Revenue Code. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Internal Revenue Code will be made for each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during that calendar quarter. The REMIC will report those determinations to certificateholders in the manner and at the times required by applicable Treasury regulations. In addition, the REMIC regular certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Internal Revenue Code if transferred to a REMIC on that REMIC's startup day in exchange for regular or residual interests in that REMIC.

     The assets of the REMIC will include, in addition to loans, payments on loans, including temporary investments of those proceeds, held pending distribution on the REMIC certificates and may include property acquired by foreclosure held pending sale, and amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale, or amounts in reserve accounts would be considered to be part of the loans, or whether those assets, to the extent not invested in assets described in the foregoing sections, otherwise would receive the same treatment as the loans for purposes of the foregoing sections. In addition, in some instances loans, including Additional Collateral Loans, may not be treated entirely as assets described in the foregoing sections. If the assets of a REMIC include Additional Collateral Loans, the non-real property collateral, while itself not an asset of the REMIC, could cause the loans not to qualify for one or more of those characterizations. The REMIC regulations do provide, however, that payments on loans held pending distribution are considered part of the loans for purposes of Section 856(c)(4)(A) of the Internal Revenue Code. Investors should review the description of the


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loans in the related prospectus supplement to assess the extent to which their
REMIC regular interests will qualify as real estate assets within the meaning of
Section 856(c)(4)(A) of the Internal Revenue Code and assets described in
Section 7701(a)(19)(C) of the Internal Revenue Code.

TIERED REMIC STRUCTURES

     For some series of REMIC certificates, two or more separate elections may be made to treat designated portions of the related trust as REMICs for federal income tax purposes. At the time of the issuance of that series of REMIC certificates, counsel to the depositor will deliver its opinion to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, the tiered REMICs will each qualify as a REMIC and the REMIC certificates issued by the tiered REMICs will be considered to evidence ownership of REMIC regular interests or REMIC residual interests in the related REMIC within the meaning of the REMIC Provisions.

     Solely for purposes of determining whether the REMIC certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Internal Revenue Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Internal Revenue Code, and whether the income on those certificates is interest described in Section 856(c)(3)(B) of the Internal Revenue Code, the tiered REMICs will be treated as one REMIC.

TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

  General

     Except as otherwise stated in this discussion, REMIC regular certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMlC or its assets. Moreover, holders of REMIC regular certificates that otherwise report income under a cash method of accounting will be required to report income for REMIC regular certificates under an accrual method.

  Original Issue Discount

     Some REMIC regular certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Internal Revenue Code. Any holders of REMIC regular certificates issued with original issue discount, in most cases, will be required to include original issue discount in income as it accrues, in accordance with the "constant yield" method described in this section, in advance of the receipt of the cash attributable to that income. In addition, Section 1272(a)(6) of the Internal Revenue Code provides special rules applicable to REMIC regular certificates and some other debt instruments issued with original issue discount. Regulations have not been issued under that section.

     The Internal Revenue Code requires that a reasonable prepayment assumption be used for loans held by, or loans underlying mortgage assets held by, a REMIC in computing the accrual of original issue discount on REMIC regular certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of that discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Committee Report accompanying the Tax Reform Act of 1986 indicates that the regulations will provide that the prepayment assumption used for a REMIC regular certificate must be the same as that used in pricing the initial offering of that REMIC regular certificate. The prepayment assumption used in reporting original issue discount for each series of REMIC regular certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither the depositor, any master servicer nor the trustee will make any representation that the loans will in fact prepay at a rate conforming to the prepayment assumption or at any other rate.

     The original issue discount, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC regular certificates will be the first cash price at which a substantial amount of REMIC regular certificates of that class is sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a particular class of REMIC regular certificates is sold for cash on or prior to the closing date, the issue price for that class will be the fair market value of that class on the closing date. Under the OID Regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on that certificate other than "qualified stated interest." "Qualified stated interest" is interest that is unconditionally payable at least annually, during the entire term of the


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instrument, at a single fixed rate, at a "qualified floating rate," an
"objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on that REMIC regular certificate. Because a portion of the interest payable on the certificates may be deferred, it is possible that some or all of such interest may not be treated as unconditionally payable. Nevertheless, for tax information reporting purposes, unless disclosed otherwise in the applicable prospectus supplement, the trustee or other person responsible for tax information reporting will treat all stated interest on each class of certificates as qualified stated interest, provided that class is not an interest-only class (or a class the interest on which is substantially disproportionate to its principal amount), or an accrual class (i.e. a class on which interest is not payable currently in all accrual periods).

     In the case of REMIC regular certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion of that amount will vary according to the characteristics of that REMIC regular certificates. If the original issue discount rules apply to those certificates, the related prospectus supplement will describe the manner in which those rules will be applied to those certificates in preparing information returns to the certificateholders and the IRS.

     Some classes of the regular certificates may provide for the first interest payment with respect to their certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period," as defined below, for original issue discount is each monthly period that begins or ends on a distribution date, in some cases, as a consequence of this "long first accrual period," some or all interest payments may be required to be included in the stated redemption price of the regular certificate and accounted for as original issue discount. Because interest on regular certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the regular certificates.

     In addition, if the accrued interest to be paid on the first distribution date is computed for a period that begins prior to the closing date, a portion of the purchase price paid for a REMIC regular certificate will reflect that accrued interest. In those cases, information returns provided to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued for periods prior to the closing date is treated as part of the overall cost of that REMIC regular certificate, and not as a separate asset the cost of which is recovered entirely out of interest received on the next distribution date, and that the portion of the interest paid on the first distribution date in excess of interest accrued for a number of days corresponding to the number of days from the closing date to the first distribution date should be included in the stated redemption price of that REMIC regular certificate. However, the OID Regulations state that all or some portion of that accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first distribution date. It is unclear how an election to do so would be made under the OID Regulations and whether that election could be made unilaterally by a certificateholder.

     In spite of the general definition of original issue discount, original issue discount on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC regular certificate multiplied by its weighted average life. For this purpose, the weighted average life of the REMIC regular certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of that REMIC regular certificate, by multiplying:

     - the number of complete years, rounding down for partial years, from the issue date until that payment is expected to be made, presumably taking into account the prepayment assumption, by

     - a fraction, the numerator of which is the amount of payment, and the denominator of which is the stated redemption price at maturity of that REMIC regular certificate.

Under the OID Regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of the total amount of that de minimis original issue discount and a fraction, the numerator of which is the amount of that principal payment and the denominator of which is the outstanding stated principal amount of the REMIC regular certificate. The OID Regulations also would permit a certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "Taxation of Owners of REMIC Regular Certificates-Original Issue Discount" for a description of that election under the OID Regulations.


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     If original issue discount on a REMIC regular certificate is in excess of a de minimis amount, the holder of that certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held that REMIC regular certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC regular certificate, the daily portions of original issue discount will be determined as follows.

     In most cases, as to each "accrual period," each period that ends on a date that corresponds to a distribution date and begins on the first day following the immediately preceding accrual period, or in the case of the first period, the period that begins on the closing date, a calculation will be made of the portion of the original issue discount that accrued during that accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of

     - the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC regular certificate, if any, in future periods and (B) the distributions made on that REMIC regular certificate during the accrual period of amounts included in the stated redemption price, over

     - the adjusted issue price of that REMIC regular certificate at the beginning of the accrual period.

     The present value of the remaining distributions referred to in the preceding sentence will be calculated:

     - assuming that distributions on the REMIC regular certificate will be received in future periods based on the loans being prepaid at a rate equal to the prepayment assumption, and in the case of mortgage assets other than loans, that distributions will be made with for each mortgage asset in accordance with the prepayment assumption, if any, described in the participation agreement or other organizational document under which that mortgage asset was issued, and

     - using a discount rate equal to the original yield to maturity of the certificate.

For these purposes, the original yield to maturity of the certificate will be calculated based on its issue price and assuming that distributions on the certificate will be made in all accrual periods based on the loans being prepaid at a rate equal to the prepayment assumption, and in the case of mortgage assets other than loans, that distributions will be made for each mortgage asset in accordance with the participation agreement or other organizational document under which that mortgage asset was issued. The adjusted issue price of a REMIC regular certificate at the beginning of any accrual period will equal the issue price of that certificate, increased by the aggregate amount of original issue discount that accrued for that certificate in prior accrual periods, and reduced by the amount of any distributions made on that REMIC regular certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

     The OID regulations suggest that original issue discount for securities that represent multiple uncertificated regular interests, in which ownership interests will be issued simultaneously to the same buyer and which may be required under the related pooling and servicing agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount for securities that represent the ownership of multiple uncertificated regular interests will be reported to the IRS and the certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated in the accompanying prospectus supplement, treating all uncertificated regular interests as a single debt instrument as set forth in the OID regulations, so long as the pooling and servicing agreement requires that the uncertificated regular interests be transferred together.

     A subsequent purchaser of a REMIC regular certificate that purchases that certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount for that certificate. However, that daily portion will be reduced, if that cost is in excess of the REMIC regular certificate's "adjusted issue price," in proportion to the ratio that excess bears to the aggregate original issue discount remaining to be accrued on that REMIC regular certificate. The adjusted issue price of a REMIC regular certificate on any given day equals:


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     -    the adjusted issue price, or, in the case of the first accrual period, the issue price, of that certificate at the beginning of the accrual period which includes that day, plus

     - the daily portions of original issue discount for all days during that accrual period prior to that day, minus

     - any payments of amounts included in the stated redemption price made during that accrual period prior to that day for that certificate.

     The IRS proposed regulations on August 24, 2004 concerning the accrual of interest income by the holders of REMIC regular interests. The proposed regulations would create a special rule for accruing OID on REMIC regular interests providing for a delay between record and payment dates, such that the period over which OID accrues coincides with the period over which the holder's right to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, taxpayers would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to REMIC regular interests with delayed payment for periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC regular interest issued after the date the final regulations are published in the Federal Register. The proposed regulations provide automatic consent for the holder of a REMIC regular interest to change its method of accounting for OID under the final regulations. The change is proposed to be made on a cut-off basis and, thus, does not affect REMIC regular interests issued before the date the final regulations are published in the Federal Register.

     The IRS issued a notice of proposed rulemaking on the timing of income and deductions attributable to interest-only regular interests in a REMIC on August 24, 2004. In this notice, the IRS and Treasury requested comments on whether to adopt special rules for taxing regular interests in a REMIC that are entitled only to a specified portion of the interest in respect of one or more mortgage loans held by the REMIC, or REMIC IOs, high-yield REMIC regular interests, and apparent negative-yield instruments. The IRS and Treasure also requested comments on different methods for taxing the foregoing instruments, including the possible recognition of negative amounts of OID, the formulation of special guidelines for the application of Code Section 166 to REMIC IOs and similar instruments, and the adoption of a new alternative method applicable to REMIC IOs and similar instruments. It is uncertain whether IRS actually will propose any regulations as a consequence of the solicitation of comments and when any resulting new rules would be effective.

  Market Discount

     A certificateholder that purchases a REMIC regular certificate at a market discount, that is, in the case of a REMIC regular certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC regular certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize gain on receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Internal Revenue Code, that certificateholder in most cases will be required to allocate the portion of that distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, that election will apply to all market discount bonds acquired by that certificateholder on or after the first day of the first taxable year to which that election applies. In addition, the OID Regulations permit a certificateholder to elect to accrue all interest, discount, including de minimis market or original issue discount, and premium in income as interest, based on a constant yield method. If that election were made for a REMIC regular certificate with market discount, the certificateholder would be deemed to have made an election to include currently market discount in income for all other debt instruments having market discount that the certificateholder acquires during the taxable year of the election or after that year. Similarly, a certificateholder that made this election for a certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium for all debt instruments having amortizable bond premium that the certificateholder owns or acquires. See "Taxation of Owners of REMIC Regular Certificates-Premium." Each of these elections to accrue interest, discount and premium for a REMIC regular certificate on a constant yield method or as interest may not be revoked without the consent of the IRS.

     However, market discount for a REMIC regular certificate will be considered to be de minimis for purposes of Section 1276 of the Internal Revenue Code if that market discount is less than 0.25% of the remaining stated


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redemption price of that REMIC regular certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule for original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied for market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the market discount would be treated in a manner similar to original issue discount of a de minimis amount. See "Taxation of Owners of REMIC Regular Certificates-Original Issue Discount." That treatment may result in market discount being included in income at a slower rate than market discount would be required to be included in income using the method described in the preceding paragraph.

     Section 1276(b)(3) of the Internal Revenue Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department various rules described in the Committee Report should apply. The Committee Report indicates that in each accrual period market discount on REMIC regular certificates accrues, at the certificateholder's option:

     -    on the basis of a constant yield method,

     - in the case of a REMIC regular certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC regular certificate as of the beginning of the accrual period, or

     - in the case of a REMIC regular certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC regular certificate at the beginning of the accrual period.

Moreover, the prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect that regulations might have on the tax treatment of a REMIC regular certificate purchased at a discount in the secondary market.

     To the extent that REMIC regular certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which that market discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC regular certificate in most cases will be required to treat a portion of any gain on the sale or exchange of that certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, under Section 1277 of the Internal Revenue Code a holder of a REMIC regular certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. That deferred interest expense would not exceed the market discount that accrues during that taxable year and is, in general, allowed as a deduction not later than the year in which that market discount is includible in income. If that holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by the holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

  Premium

     A REMIC regular certificate purchased at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of that REMIC regular certificate may elect under Section 171 of the Internal Revenue Code to amortize that premium under the constant yield method over the life of the certificate. If made, that election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument rather than as a separate interest deduction. By analogy to bond premium regulations, any allocable premium in excess of the


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interest income may be deductible to the extent of prior accruals of interest.
The OID Regulations also permit certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating that certificateholder as having made the election to amortize premium. See "Taxation of Owners of REMIC Regular Certificates-Market Discount." The Committee Report states that the same rules that apply to accrual of market discount will also apply in amortizing bond premium under Section 171 of the Internal Revenue Code. Those rules presumably will require use of a prepayment assumption in accruing market discount or premium for REMIC regular certificates without regard to whether those certificates have original issue discount. The use of an assumption that there will be no prepayments might be required.

  Realized Losses

     Under Section 166 of the Internal Revenue Code, both corporate holders of the REMIC regular certificates and noncorporate holders of the REMIC regular certificates that acquire those certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their certificates become wholly or partially worthless as the result of one or more realized losses on the loans. However, it appears that a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Internal Revenue Code until that holder's certificate becomes wholly worthless, that is, until its outstanding principal balance has been reduced to zero, and that the loss will be characterized as a short-term capital loss.

     Each holder of a REMIC regular certificate will be required to accrue interest and original issue discount for that certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the loans until it can be established that the reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC regular certificate could exceed the amount of economic income actually realized by the holder in that period. Although the holder of a REMIC regular certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that as the result of a realized loss ultimately will not be realized, the law is unclear regarding the timing and character of that loss or reduction in income.

TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

  General

     Although a REMIC is a separate entity for federal income tax purposes, a REMIC, in most cases, is not subject to entity-level taxation, except with regard to prohibited transactions and other transactions. See " - Prohibited Transactions and Other Possible REMIC Taxes." Rather, the taxable income or net loss of a REMIC is, in most cases, taken into account by the holder of the REMIC residual certificates. Accordingly, the REMIC residual certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC residual certificates were treated for federal income tax purposes as direct ownership interests in the loans or as debt instruments issued by the REMIC.

     A holder of a REMIC residual certificate, in most cases, will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that the holder owned that REMIC residual certificate. In most cases, for this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" method. The daily amounts so allocated will then be allocated among the REMIC residual certificateholders in proportion to their respective ownership interests on that day. Any amount included in the gross income of or allowed as a loss to any REMIC residual certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described under "Taxable Income of the REMIC" and will be taxable to the REMIC residual certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC residual certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Internal Revenue Code on the deductibility of "passive activity losses."

     A holder of a REMIC residual certificate that purchased that certificate from a prior holder also will be required to report on its federal income tax return amounts representing its daily share of the taxable income, or net loss, of the REMIC for each day that it holds that certificate. Those daily amounts, in most cases, will equal the


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amounts of taxable income or net loss determined as described above. The
Committee Report indicates that modifications of the general rules may be made, by regulations or otherwise, to reduce, or increase the income of a REMIC residual certificateholder that purchased that certificate from a prior holder of that certificate at a price greater than, or less than, the adjusted basis, as defined under "Basis Rules, Net Losses and Distributions," that REMIC residual certificate would have had in the hands of an original holder of that certificate. The REMIC Regulations, however, do not provide for those modifications.

     Any payments received by a holder of a REMIC residual certificate in connection with the acquisition of that REMIC residual certificate will be taken into account in determining the income of that holder for federal income tax purposes. Although it appears likely that this payment would be includible in income immediately on its receipt, the IRS might assert that this payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of those payments, holders of REMIC residual certificates should consult their tax advisors concerning the treatment of those payments for income tax purposes.

     On May 11, 2004, the IRS issued final regulations relating to the federal income tax treatment of "inducement fees" received by transferees of non-economic REMIC residual interests. The regulations provide tax accounting rules for the inclusion of such fees in income over an appropriate period, and clarify that inducement fees represent income from sources within the United States. These rules apply to taxable years ending on or after May 11, 2004. On the same date, the IRS issued administrative guidance addressing the procedures by which transferees of such REMIC residual interests may obtain consent to change the method of accounting for REMIC inducement fee income to one of the methods provided in the regulations. Prospective purchasers of REMIC residual certificates should consult with their tax advisors regarding the effect of these regulations and the related administrative guidance.

     The amount of income REMIC residual certificateholders will be required to report, or the tax liability associated with that income, may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC residual certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC residual certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions" and "noneconomic" residual interests discussed under "-Excess Inclusions" and "-Non-economic REMIC Residual Certificates." The fact that the tax liability associated with the income allocated to REMIC residual certificateholders may exceed the cash distributions received by those REMIC residual certificateholders for the corresponding period may significantly adversely affect those REMIC residual certificateholders' after-tax rate of return. That disparity between income and distributions may not be offset by corresponding losses or reductions of income attributable to the REMIC residual certificateholder until subsequent tax years and, then, may not be completely offset due to changes in the Internal Revenue Code, tax rates or character of the income or loss.

  Taxable Income of the REMIC

     The taxable income of the REMIC will equal the income from the loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC regular certificates, less the deductions allowed to the REMIC for interest, including original issue discount and reduced by amortization of any premium on issuance, on the REMIC regular certificates, and any other class of REMIC certificates constituting regular interests in the REMIC not offered by this prospectus, amortization of any premium on the loans, bad debt losses for the loans and, except as described below, servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC certificates, or, if a class of REMIC certificates is not sold initially, their fair market values. The issue price of any REMIC certificates offered by this prospectus will be determined in the manner described above under "-Taxation of Owners of REMIC Regular Certificates-Market Discount." Accordingly, if one or more classes of REMIC certificates are retained initially rather than sold, the trustee may be required to estimate the fair market value of those certificates in order to determine the basis of the REMIC in the loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income for loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC regular certificates, that is, under the constant yield method


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taking into account the prepayment assumption. However, a REMIC that acquires loans at a market discount must include that market discount in income currently as it accrues, on a constant yield basis. See "-Taxation of Owners of REMIC Regular Certificates" in this section of the prospectus, which describes a method for accruing that discount income that is analogous to that required to be used by a REMIC as to loans with market discount that it holds.

     A loan will be deemed to have been acquired with discount, or premium, to the extent that the REMIC's basis in that loan, determined as described above, is less than, or greater than, its stated redemption price. That discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing original issue discount on the REMIC regular certificates. It is anticipated that each REMIC will elect under Section 171 of the Internal Revenue Code to amortize any premium on the loans. Premium on any loan to which that election applies may be amortized under a constant yield method, presumably taking into account the prepayment assumption. Further, that election would not apply to any loan originated on or before September 27, 1985. Instead, premium on that loan should be allocated among the principal payments on that loan and be deductible by the REMIC as those payments become due or on the prepayment of that loan.

     A REMIC will be allowed deductions for interest, including original issue discount, on the REMIC regular certificates, which includes any other class of REMIC certificates constituting "regular interests" in the REMIC not offered by this prospectus, equal to the deductions that would be allowed if the "regular interests" were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC regular interests described in that Section will not apply.

     If a class of regular interests is issued at a premium, the net amount of interest deductions that are allowed the REMIC in each taxable year relating to the REMIC regular certificates of that class will be reduced by an amount equal to the portion of the issue premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that issue premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount."

     As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "-Prohibited Transactions and Other Possible REMIC Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Internal Revenue Code, which allows those deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income, will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All those expenses will be allocated as a separate item to the holders of REMIC residual certificates, subject to the limitation of Section 67 of the Internal Revenue Code. See "-Possible Pass-Through of Miscellaneous Itemized Deductions." If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, that excess will be the net loss for the REMIC for that calendar quarter.

  Basis Rules, Net Losses and Distributions

     The adjusted basis of a REMIC residual certificate will be equal to the amount paid for that certificate, increased by amounts included in the income of the REMIC residual certificateholder and decreased, but not below zero, by distributions made, and by net losses allocated, to that REMIC residual certificateholder.

     A REMIC residual certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent that net loss exceeds that REMIC residual certificateholder's adjusted basis in its REMIC residual certificate as of the close of that calendar quarter, determined without regard to that net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual certificate. The ability of REMIC residual certificateholders to deduct net losses may be subject to additional limitations under the Internal Revenue Code, as to which REMIC residual certificateholders should consult their tax advisors.


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     Any distribution on a REMIC residual certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in that certificate. To the extent a distribution on a REMIC residual certificate exceeds that adjusted basis, it will be treated as gain from the sale of that certificate. Holders of REMIC residual certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their basis in those REMIC residual certificates will not be sufficiently large that those distributions will be treated as nontaxable returns of capital. Their basis in those REMIC residual certificates will initially equal the amount paid for those REMIC residual certificates and will be increased by their allocable shares of the taxable income of the REMIC. However, those basis increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, for which that REMIC taxable income is allocated to the REMIC residual certificateholders. To the extent that REMIC residual certificateholders' initial basis are less than the distributions to that REMIC residual certificateholders, and increases in those initial bases either occur after those distributions or, together with their initial bases, are less than the amount of those distributions, gain will be recognized to those REMIC residual certificateholders on those distributions and will be treated as gain from the sale of their REMIC residual certificates.

     The effect of these rules is that a REMIC residual certificateholder may not amortize its basis in a REMIC residual certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or on the sale of its REMIC residual certificate. See "-Sales of REMIC Certificates," in this section of the prospectus. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC residual certificate other than an original holder in order to reflect any difference between the cost of that REMIC residual certificate to that REMIC residual certificateholder and the adjusted basis that REMIC residual certificate would have had in the hands of an original holder, see "-Taxation of Owners of REMIC Residual Certificates-General."

  Excess Inclusions

     Any "excess inclusions" for a REMIC residual certificate will be subject to federal income tax in all events.

     In general, the "excess inclusions" for a REMIC residual certificate for any calendar quarter will be the excess, if any, of:

     - the daily portions of REMIC taxable income allocable to that REMIC residual certificate, over

     - the sum of the "daily accruals", as defined below, for each day during that quarter that the REMIC residual certificate was held by the REMIC residual certificateholder.

The daily accruals of a REMIC residual certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC residual certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the closing date. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC residual certificate, increased by the sum of the daily accruals for all prior quarters and decreased, but not below zero, by any distributions made for that REMIC residual certificate before the beginning of that quarter. The issue price of a REMIC residual certificate is the initial offering price to the public, excluding bond houses and brokers, at which a substantial amount of the REMIC residual certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     For REMIC residual certificateholders, an excess inclusion:

     - will not be permitted to be offset by deductions, losses or loss carryovers from other activities,

     - will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization, and

     - will not be eligible for any rate reduction or exemption under any applicable tax treaty for the 30% United States withholding tax imposed on distributions to REMIC residual certificateholders that are foreign investors. See, however, "-Foreign Investors in REMIC Certificates," in this section of the prospectus.

Provisions governing the relationship between excess inclusions and the alternative minimum tax provide that:


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     -    the alternative minimum taxable income of the taxpayer is based on the taxpayer's regular taxable income computed without regard to the rule that taxable income cannot be less than the amount of excess inclusions,

     - the alternative minimum taxable of a taxpayer for a taxable year cannot be less than the amount of excess inclusions for that year, and

     - the amount of any alternative minimum tax net operating loss is computed without regard to any excess inclusions.

     Under Treasury regulations yet to be issued, in the case of any REMIC residual certificates held by a real estate investment trust, the aggregate excess inclusions for those certificates, reduced, but not below zero, by the real estate investment trust taxable income, within the meaning of Section 857(b)(2) of the Internal Revenue Code, excluding any net capital gain, will be allocated among the shareholders of that trust in proportion to the dividends received by those shareholders from that trust. Any amount so allocated will be treated as an excess inclusion for a REMIC residual certificate as if held directly by that shareholder. A similar rule will apply for regulated investment companies, common trust funds and various cooperatives.

  Noneconomic REMIC Residual Certificates

     Under the REMIC Regulations, transfers of "noneconomic" REMIC residual certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If that transfer is disregarded, the purported transferor will continue to remain liable for any taxes due for the income on that "noneconomic" REMIC residual certificate. The REMIC Regulations provide that a REMIC residual certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls or required qualified liquidation provided for in the REMIC's organizational documents:

     - the present value of the expected future distributions, discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue for the REMIC residual certificate, which rate is computed and published monthly by the IRS, on the REMIC residual certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and

     - the transferor reasonably expects that for each anticipated excess inclusion the transferee will receive distributions for the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

Accordingly, all transfers of REMIC residual certificates that may constitute noneconomic residual interests will be subject to various restrictions under the terms of the related pooling and servicing agreement that are intended to reduce the possibility of that transfer being disregarded. Those restrictions will require each party to a transfer to provide an affidavit that no purpose of that transfer is to impede the assessment or collection of tax, including various representations as to the financial condition of the prospective transferee, as to which the transferor will also be required to make a reasonable investigation to determine that transferee's historic payments of its debts and ability to continue to pay its debts as they come due in the future. The IRS has issued final REMIC regulations that add to the conditions necessary to assure that a transfer of a non-economic residual interest would be respected. The additional conditions require that in order to qualify as a safe harbor transfer of a residual, the transferee represent that it will not cause the income "to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S. taxpayer" and either (i) the amount received by the transferee be no less on a present value basis than the present value of the net tax detriment attributable to holding the residual interest reduced by the present value of the projected payments to be received on the residual interest or (ii) the transfer is to a domestic taxable corporation with specified large amounts of gross and net assets and that meets certain other requirements where agreement is made that all future transfers will be to taxable domestic corporations in transactions that qualify for the same "safe harbor" provision. Eligibility for the safe harbor requires, among other things, that the facts and circumstances known to the transferor at the time of transfer not indicate to a reasonable person that the taxes with respect to the residual interest will not be paid, with an unreasonably low cost for the transfer specifically mentioned as negating eligibility. The regulations generally apply to transfers of residual interests occurring on or after February 4, 2000.


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
     The related prospectus supplement will disclose whether offered REMIC residual certificates may be considered "noneconomic" residual interests under the REMIC regulations. However, any disclosure that a REMIC residual certificate will not be considered "noneconomic" will be based on various assumptions, and the depositor will make no representation that a REMIC residual certificate will not be considered "noneconomic" for purposes of the above-described rules. See "-Foreign Investors In REMIC Certificates-REMIC Residual Certificates" below for additional restrictions applicable to transfers of various REMIC residual certificates to foreign persons.

  Mark-to-market Rules

     Any REMIC residual certificate acquired after January 4, 1995 is not eligible to be marked to market under Internal Revenue Code Section 475 because it is not treated as a security.

  Possible Pass-through of Miscellaneous Itemized Deductions

     Fees and expenses of a REMIC in most cases will be allocated to the holders of the related REMIC residual certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of those fees and expenses should be allocated to the holders of the related REMIC regular certificates. In most cases, those fees and expenses will be allocated to holders of the related REMIC residual certificates in their entirety and not to the holders of the related REMIC regular certificates.

     For REMIC residual certificates or REMIC regular certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder of that certificate is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts:

     - an amount equal to that individual's, estate's or trust's share of those fees and expenses will be added to the gross income of that holder, and

     - that individual's, estate's or trust's share of those fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Internal Revenue Code, which permits those deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income.

     In addition, Section 68 of the Internal Revenue Code, which is scheduled to be phased out from 2006 through 2009, provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced.

     The amount of additional taxable income reportable by holders of those certificates that are subject to the limitations of either Section 67 or Section 68 of the Internal Revenue Code may be substantial. Furthermore, in determining the alternative minimum taxable income of a holder of a REMIC certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for that holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of those fees and other deductions will be included in that holder's gross income. Accordingly, those REMIC certificates may not be appropriate investments for individuals, estates or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Those prospective investors should carefully consult with their own tax advisors prior to making an investment in those certificates.

  Sales of REMIC Certificates

     If a REMIC regular certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC regular certificate. The adjusted basis of a REMIC regular certificate, in most cases, will equal the cost of that REMIC regular certificate to that certificateholder, increased by income reported by that certificateholder for that REMIC regular certificate, including original issue discount and market discount income, and reduced, but not below zero, by distributions on that REMIC regular certificate received by that certificateholder and by any amortized premium. The adjusted basis of a REMIC residual certificate will be determined as described under "-Taxation of Owners of REMIC Residual Certificates-Rules, Net Losses and Distributions." Except as provided in the following five paragraphs, the gain or loss described will be capital gain or loss provided that REMIC regular certificate is held as a capital asset, which in most cases is property held for investment, within the meaning of Section 1221 of the Internal Revenue Code.


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     Gain from the sale of a REMIC regular certificate that might otherwise be capital gain will be treated as ordinary income to the extent that gain does not exceed the excess, if any, of:

     - the amount that would have been includible in the seller's income for that REMIC regular certificate assuming that income had accrued on that REMIC regular certificate at a rate equal to 110% of the "applicable Federal rate", in most cases, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate based on the application of the prepayment assumption to that certificate, which rate is computed and published monthly by the IRS, determined as of the date of purchase of that certificate, over

     - the amount of ordinary income actually includible in the seller's income prior to that sale.

In addition, gain recognized on the sale of a REMIC regular certificate by a seller who purchased that certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period that REMIC certificate was held by that holder, reduced by any market discount included in income under the rules described above under "-Taxation of Owners of REMIC Regular Certificates-Market Discount" and "-Premium."

     REMIC regular certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Internal Revenue Code, so that gain or loss recognized from the sale of a REMIC regular certificate by a bank or thrift institution to which that section applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that the certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction, in most cases, is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in that transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income, in most cases, will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate", which rate is computed and published monthly by the IRS, at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include that net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC residual certificate reacquires a REMIC residual certificate, or acquires any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool", as defined in Section 7701(i) of the Internal Revenue Code, during the period beginning six months before, and ending six months after, the date of that sale, the sale will be subject to the "wash sale" rules of Section 1091, generally, of the Internal Revenue Code. In that event, any loss realized by the REMIC residual certificateholder on the sale will not be deductible, but instead will be added to that REMIC residual certificateholder's adjusted basis in the newly acquired asset.

     Losses on the sale of a REMIC regular interest in excess of a threshold amount (which amount could need to be aggregated with similar or previous losses) may require disclosure of such loss on an IRS Form 8886. Investors should consult with their tax advisors as to the need to file such form

  Prohibited Transactions and Other Possible REMIC Taxes

     The Code imposes a prohibited transactions tax, which is a tax on REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to specified exceptions a prohibited transaction means the disposition of a loan, the receipt of income from a source other than any loan or other Permitted Investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the loans for temporary investment pending distribution on the REMIC certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, some contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a contributions tax, which is a tax on the REMIC equal to 100% of the value of the contributed


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property. Each pooling and servicing agreement or trust agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to the tax.

     REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property," in most cases, means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. In most cases, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

     In most cases, to the extent permitted by then applicable laws, any prohibited transactions tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related master servicer or trustee, in either case out of its own funds, provided that the master servicer or the trustee, as the case may be, has sufficient assets to do so, and provided further that any of those taxes arises out of a breach of the master servicer's or the trustee's obligations, as the case may be, under the related pooling and servicing agreement and relating to compliance with applicable laws and regulations. That tax not borne by the master servicer or the trustee will be charged against the related trust, resulting in a reduction in amounts payable to holders of the related REMIC certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to Specific Organizations

     If a REMIC residual certificate is transferred to a "disqualified organization" as defined below, a tax would be imposed in an amount, determined under the REMIC Regulations, equal to the product of:

     - the present value, which is discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue for the REMIC residual certificate, which rate is computed and published monthly by the IRS, of the total anticipated excess inclusions for that REMIC residual certificate for periods after the transfer and

     - the highest marginal federal income tax rate applicable to corporations.

The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on events that have occurred up to the time of that transfer, the prepayment assumption and any required or permitted clean up calls or required qualified liquidation provided for in the REMIC's organizational documents. That tax would be, in most cases, imposed on the transferor of the REMIC residual certificate, except that where that transfer is through an agent for a disqualified organization, the tax would instead be imposed on that agent. However, a transferor of a REMIC residual certificate would in no event be liable for that tax for a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization, and, as of the time of the transfer, the transferor did not have actual knowledge that the affidavit was false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that:

     - residual interests in that entity are not held by disqualified organizations and

     - information necessary for the application of the tax described in this prospectus will be made available.

Restrictions on the transfer of REMIC residual certificates and other provisions that are intended to meet this requirement will be included in the related pooling and servicing agreement, and will be discussed more fully in any prospectus supplement relating to the offering of any REMIC residual certificate.

     In addition, if a "pass-through entity," as defined below, includes in income excess inclusions for a REMIC residual certificate and a disqualified organization is the record holder of an interest in that entity, then a tax will be imposed on that entity equal to the product of:

     - the amount of excess inclusions on the REMIC residual certificate that are allocable to the interest in the pass-through entity held by that disqualified organization and

     -    the highest marginal federal income tax rate imposed on corporations.

A pass-through entity, generally, will not be subject to this tax for any period, however, if each record holder of an interest in that pass-through entity furnishes to that pass-through entity:


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     -    that holder's social security number and a statement under penalty of perjury that the social security number is that of the record holder or

     - a statement under penalty of perjury that the record holder is not a disqualified organization.

In the case of a REMIC residual certificate held by an "electing large partnership," all interests in that partnership are treated as held by disqualified organizations, regardless of the actual partners, and the amount that would be subject to tax under the second preceding sentence is excluded from the gross income of the partnership, in lieu of a deduction in the amount of that tax, in most cases, allowed to pass-through entities.

     For these purposes, a "disqualified organization" means:

     - the United States, any State or political subdivision of the United States, any foreign government, any international organization, or any agency or instrumentality of the foregoing, not including instrumentalities described in Section 168(h)(2)(D) of the Internal Revenue Code or the Federal Home Loan Mortgage Corporation,

     - any organization, other than a cooperative described in Section 521 of the Internal Revenue Code, that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Internal Revenue Code, or

     - any organization described in Section 1381(a)(2)(C) of the Internal Revenue Code.

For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust partnership or other entities described in Section 860E(e)(6) of the Internal Revenue Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, for that interest, be treated as a pass-through entity.

  Termination and Liquidation

     A REMIC will terminate immediately after the distribution date following receipt by the REMIC of the final payment relating to the loans or on a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC regular certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC residual certificate, if the last distribution on that REMIC residual certificate is less than the REMIC Residual certificateholder's adjusted basis in that certificate, that REMIC residual certificateholder should, but may not, be treated as realizing a loss equal to the amount of that difference, and that loss may be treated as a capital loss. If the REMIC adopts a plan of complete liquidation, within the meaning of Section 860F(a)(4)(A)(i) of the Internal Revenue Code, which may be accomplished by designating in the REMIC's final tax return a date on which that adoption is deemed to occur, and sells all of its assets, other than cash, within a 90-day period beginning, on that date, the REMIC will not be subjected to any "prohibited transactions taxes" solely on account of that qualified liquidation, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash, other than the amounts retained to meet claims, to holders of regular and residual certificates within the 90-day period.

  Reporting and Other Administrative Matters

     Solely for purposes of the administrative provisions of the Internal Revenue Code, the REMIC will be treated as a partnership and REMIC residual certificateholders will be treated as partners. In most cases, the trustee will file REMIC federal income tax returns on behalf of the REMIC, will hold at least a nominal amount of REMIC residual certificates, and will be designated as and will act as the "tax matters person" for the REMIC in all respects.

     The trustee, as the tax matters person or as agent for the tax matters person, subject to various notice requirements and various restrictions and limitations, in most cases will have the authority to act on behalf of the REMIC and the REMIC residual certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC residual certificateholders will, in most cases, be required to report that REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the trustee, as the tax matters person or as agent for the tax matters person, and the IRS concerning that REMIC item. Adjustments made to the REMIC tax return may require a REMIC residual certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from that audit, could


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result in an audit of a REMIC residual certificateholder's return. No REMIC will be registered as a tax shelter under Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC residual certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, with the name and address of that person and other information.

     Reporting of interest income, including any original issue discount, for REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. These information reports in most cases are required to be sent to various trusts and individual holders of REMIC regular interests and the IRS; holders of REMIC regular certificates that are corporations, trusts described in Sections 664(c) and 4947(a)(1) of the Internal Revenue Code, securities dealers and other non-individuals will be provided interest and original issue discount income information and the information provided in the following paragraph on request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. Reporting, for the REMIC residual certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets, will be made as required under the Treasury regulations, in most cases on a quarterly basis.

     As applicable, the REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations for computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, those regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "-Taxation of Owners of REMIC Regular Certificates-Market Discount."

     The responsibility for complying with the foregoing reporting rules will be borne by the trustee.

  Backup Withholding as to REMIC Certificates

     Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to the "backup withholding tax" under Section 3406 of the Internal Revenue Code if recipients of those payments fail to furnish to the payor various information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from that tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against that recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

  Foreign Investors in REMIC Regular Certificates

     A REMIC Regular certificateholder that is not a United States person, as defined below, and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC regular certificate will not, in most cases, be subject to United States federal income or withholding tax relating to a distribution on a REMIC regular certificate, provided that the holder complies to the extent necessary with various identification requirements. These requirements include delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is not a United States person and providing the name and address of that certificateholder. For these purposes, United States person means a citizen or resident of the United States, a corporation or partnership (including an entity treated as a partnership or corporation for United States Federal income tax purposes) created or organized in, or under the laws of, the United States, any state of the United States or the District of Columbia except, in the case of a partnership, to the extent provided in regulations, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which regulations have not yet been issued, a trust which was in existence on August 20, 1996, other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Internal Revenue Code, and which was treated as a United States person on August 19, 1996, may elect to continue to be treated as a United States person regardless of the previous sentence. It is possible that the IRS may assert that the foregoing tax exemption should not apply for a REMIC regular certificate


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held by a REMIC Residual certificateholder that owns directly or indirectly a
10% or greater interest in the related REMIC residual certificates. If the holder does not qualify for exemption, distributions of interest, including distributions of accrued original issue discount, to that holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     Special rules apply to partnerships, estates and trusts, and in certain cases, certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof. A certificateholder who is not an individual or corporation holding the certificates on its own behalf may have substantially increased reporting requirements. In particular, in the case of a certificate held by a foreign partnership (or foreign trust), the partners (or beneficiaries) rather than the partnership (or trust) will be required to provide the certification discussed above, and the partnership (or trust) will be required to provide certain additional information.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on that United States shareholder's allocable portion of the interest income received by that controlled foreign corporation.

     Further, it appears that a REMIC regular certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question. In most cases, transfers of REMIC residual certificates to investors that are not United States persons will be prohibited under the related pooling and servicing agreement.

NOTES

     On or prior to the date of the related prospectus supplement for the proposed issuance of each series of notes, counsel to the depositor will deliver its opinion to the effect that, assuming compliance with all provisions of the indenture, owner trust agreement and related documents and on issuance of the notes, for federal income tax purposes:

     -    the notes will be treated as indebtedness and

     - the issuer, as created under the terms and conditions of the owner trust agreement, will not be characterized as an association, or publicly traded partnership, taxable as a corporation or as a taxable mortgage pool.

  Status as Real Property Loans

     Notes held by a domestic building and loan association will not constitute
"loans   secured by an interest in real property" within the meaning of Internal
Revenue Code section 7701(a)(19)(C)(v); and (ii) notes held by a real estate investment trust will not constitute "real estate assets" within the meaning of Internal Revenue Code section 856(c)(4)(A) and interest on notes will not be considered "interest on obligations secured by mortgages on real property" within the meaning of Internal Revenue Code section 856(c)(3)(B).

  Taxation of Noteholders

     Notes in most cases will be subject to the same rules of taxation as REMIC regular certificates issued by a REMIC, as described above, except that:

     - income reportable on the notes is not required to be reported under the accrual method unless the holder otherwise uses the accrual method and

     - the special rule treating a portion of the gain on sale or exchange of a REMIC regular certificate as ordinary income is inapplicable to the notes and

     - the character and timing of any loss as a result of defaults and delinquencies on the loans will be determined under the worthless security rules of Section 165(g) of the Internal Revenue Code rather than the bad debt rules of Section 166 of the Internal Revenue Code in the case where the issuer of the debt is an entity whose existence separate from a corporation is disregarded for United States federal income tax purposes. See "-REMICs-Taxation of Owners of REMIC Regular Certificates" and "-Sales of REMIC Certificates."


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  Reportable Transactions

     Pursuant to recently enacted legislation, a penalty in the amount of $10,000 in the case of a natural person and $50,000 in any other case is imposed on any taxpayer that fails to file timely an information return with the IRS with respect to a "reportable transaction" (as defined in Section 6011 of the Code). The rules defining "reportable transactions" are complex. In general, they include transactions that result in certain losses that exceed threshold amounts and transactions that result in certain differences between the taxpayer's tax treatment of an item and book treatment of that same item. Prospective investors are advised to consult their own tax advisers regarding any possible disclosure obligations in light of their particular circumstances.

                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the securities offered under this prospectus. State tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors as to the various tax consequences of investments in the securities offered under this prospectus.

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended, or ERISA, imposes fiduciary and prohibited transaction restrictions on employee pension and welfare benefit plans subject to ERISA, or ERISA plans, and on persons who are ERISA fiduciaries with respect to the assets of those ERISA plans. Section 4975 of the Internal Revenue Code imposes similar prohibited transaction restrictions on qualified retirement plans described in Section 401(a) of the Internal Revenue Code and on individual retirement accounts, or IRAs, described in Section 408 of the Internal Revenue Code (these qualified plans and IRAs, together with ERISA plans, are referred to in this section as Plans).

     Some employee benefit plans, such as governmental plans as defined in
Section 3(32) of ERISA, and, if no election has been made under Section 410(d) of the Internal Revenue Code, church plans as defined in Section 3(33) of ERISA, are not subject to the ERISA requirements discussed in this prospectus. Accordingly, assets of those plans may be invested in securities without regard to the ERISA considerations described below, subject to the provisions of applicable federal and state law. Any plan that is a qualified retirement plan and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code, however, is subject to the prohibited transaction rules presented in Section 503 of the Internal Revenue Code.

     In addition to imposing general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan, Section 406 of ERISA and Section 4975 of the Internal Revenue Code prohibit a broad range of transactions involving assets of Plans and Parties in Interest, unless a statutory, regulatory or administrative exemption is available. Parties in Interest that participate in a prohibited transaction may be subject to a penalty, or an excise tax, imposed under Section 502(i) of ERISA or Section 4975 of the Internal Revenue Code, unless a statutory, regulatory or administrative exemption is available.

     ERISA Plan Asset Regulations. Transactions involving a trust that issues securities offered under this prospectus could constitute prohibited transactions under ERISA and Section 4975 of the Internal Revenue Code for a Plan that purchases the securities, if the underlying mortgage assets and other assets included in the trust are deemed to be assets of the Plan. The DOL has promulgated ERISA Plan Asset Regulations defining the term "plan assets" for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Internal Revenue Code. Under the ERISA Plan Asset Regulations, in most cases, when a Plan acquires an "equity interest" in another entity, such as the trust, the underlying assets of that entity may be considered to be ERISA plan assets unless exceptions apply. In addition to several exceptions not applicable to an entity like the trust, a Plan's assets will not include an undivided interest in each asset of an entity in which that Plan makes an equity investment if benefit plan investors, that is, both Plans and other employee benefit plans not subject to ERISA, do not own, in the aggregate, 25% or more in value of any class of equity securities issued by the entity. Neither Plans nor persons investing ERISA plan assets should acquire or hold securities hereunder in reliance on the availability of any exception under the ERISA Plan Asset Regulations.


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The ERISA Plan Asset Regulations provide that the term "equity interest" means any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no "substantial equity features." Under the ERISA Plan Asset Regulations, ERISA plan assets will be deemed to include an interest in the instrument evidencing the equity interest of a Plan, such as a certificate or a note with "substantial equity features," and depending on a number of facts relating to the investment, ERISA plan assets may be deemed to include an interest in the underlying assets of the entity in which a Plan acquires an interest, such as a trust. Without regard to whether the notes are characterized as equity interests, the purchase, sale and holding of notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the issuer, the applicable trustee or any of their respective affiliates is or becomes a Party in Interest for that Plan.

     Any person who has discretionary authority or control respecting the management or disposition of ERISA plan assets, and any person who provides investment advice for such assets for a fee, is a fiduciary of the investing Plan. If the mortgage assets and other assets in a trust constitute ERISA plan assets, then any party exercising management or discretionary control regarding those assets, such as the master servicer, any servicer, any sub-servicer, the trustee, the obligor under any credit enhancement mechanism, or some affiliates of those entities may be deemed to be a Plan "fiduciary" and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and Section 4975 of the Internal Revenue Code for the investing Plan. In addition, if the mortgage assets and other assets included in a trust constitute ERISA plan assets, the purchase of certificates by a Plan, as well as the operation of the trust, may constitute or involve a prohibited transaction under ERISA or Section 4975 of the Internal Revenue Code.

     The ERISA Plan Asset Regulations provide that where a Plan acquires a "guaranteed governmental mortgage pool certificate," the Plan's assets include that certificate but do not, solely by reason of the Plan's holdings of that certificate, include any of the mortgages underlying that certificate. The ERISA Plan Asset Regulations include in the definition of a "guaranteed governmental mortgage pool certificate" Freddie Mac certificates, GNMA certificates and Fannie Mae certificates. Accordingly, even if those Agency Securities included in a trust were deemed to be assets of Plan investors, the mortgages underlying those Agency Securities would not be treated as assets of those ERISA plans. Private mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the ERISA Plan Asset Regulations. Potential Plan investors should consult their counsel and review the ERISA discussion in this prospectus and in the related prospectus supplement before purchasing private mortgage-backed securities.

     Prohibited Transaction Exemption. The DOL has granted an individual prohibited transaction exemption, or PTE (PTE 89-90, as amended by PTE 97-34, PTE 2000-58 and PTE 2002-41), to a predecessor of Credit Suisse First Boston LLC, referred to as the Exemption. The Exemption generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on those prohibited transactions under Section 4975(a) and (b) of the Internal Revenue Code, transactions relating to the servicing and operation of fixed pools of mortgage loans, manufactured housing loans or agency securities such as those described in this prospectus and the purchase, sale, holding and disposition of securities backed by such assets that are underwritten by an underwriter, provided that conditions listed in the Exemption are satisfied. For purposes of the Exemption, the term "underwriter" includes (a) the underwriter named in the Exemption, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with that underwriter and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or
(b) is a manager or co-manager for a class of securities. "Securities" potentially covered by the Exemption would include certificates, interests issued by a trust that elects to be treated as a REMIC, and securities denominated as debt instruments that are issued by an investment pool, including owner trusts. The exemption does not cover revolving pools of assets.

     The Exemption provides a number of general conditions which must be satisfied for a transaction involving the purchase, sale and holding of securities to be eligible for exemptive relief under the Exemption. First, the acquisition of securities by a Plan or with ERISA plan assets must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the Exemption only applies to Securities evidencing rights and interests that are subordinated to the rights and interests evidenced by the other Securities of the same entity if none of the loans backing the securities in the transaction has a loan-to-value ratio or combined loan-to-value ratio at the date of issuance of the securities that exceeds 100%. Third, the Securities at the time of acquisition by or with ERISA plan assets must be rated in one of the four highest generic rating categories by Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., or Fitch Ratings. Fourth, the loan-to-value ratio or combined loan-to-value ratio of any single-family residential mortgage


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loan or home equity loan held in the trust may exceed 100% (but not 125%) at the date of issuance of the securities, except that such securities must not be subordinated to any other class of securities and must have been rated in one of the two highest generic categories by one of the Rating Agencies. Fifth, the trustee cannot be an affiliate of any other member of the Restricted Group, as defined below, other than an underwriter. Sixth, the sum of all payments made to and retained by the underwriters must represent not more than reasonable compensation for underwriting or placing the securities; the sum of all payments made to and retained by the depositor under the assignment of the assets to the issuing entity must represent not more than the fair market value of those obligations; and the sum of all payments made to and retained by the master servicer, any servicer and any subservicer must represent not more than reasonable compensation for that person's services under the related agreement and reimbursement of that person's reasonable expenses in connection therewith. Seventh, the Exemption requires that the investing Plan be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended. Eighth, issuers other than certain trusts, the documents establishing the issuer and governing the transaction must contain certain provisions as described in the Exemption intended to protect the assets of the issuer from creditors of the sponsor.

     The Restricted Group consists of the depositor, the related seller, any underwriter, any insurer, any trustee, any swap counterparty, the servicer, any obligor with respect to contracts included in the trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust, and any affiliate of these parties.

     The Exemption also requires that a trust meet the following requirements:

     (1) The trust must consist solely of assets of a type that have been included in other investment pools;

     (2) The Securities issued by those other investment pools must have been rated in one of the four highest categories of one of the Rating Agencies for at least one year prior to the Plan's acquisition of securities; and

     (3) The Securities issued by those other investment pools must have been purchased by investors other than ERISA plans for at least one year prior to any Plan's acquisition of securities.

     A fiduciary of any Plan or other investor of ERISA plan assets contemplating purchasing a certificate or note must make its own determination that the general conditions described above will be satisfied for that certificate or note. The fiduciary should consider that the rating of a Security may change. If the rating of a security declines below the lowest permitted rating, the security will no longer be eligible for relief under the Exemption (although a Plan that had purchased the security when it had a permitted investment grade rating would not be required by the Exemption to dispose of the security). If the security meets the requirements of the Exemption, other than those relating to rating or subordination, such certificate may be eligible to be purchased by an insurance company general account pursuant to Sections I and III of Prohibited Transaction Class Exemption 95-60.

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407 of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Internal Revenue Code by reason of Sections 4975(c)(1)(A) through (D) of the Internal Revenue Code) in connection with the direct or indirect sale, exchange, transfer, holding, acquisition or disposition in the secondary market of securities by ERISA plans or with ERISA plan assets. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E) and 406(a)(2) of ERISA in connection with the direct or indirect sale, exchange, transfer, holding, acquisition or disposition of a certificate or note by a Plan or with ERISA plan assets of an Excluded Plan, as defined below, by any person who has discretionary authority or renders investment advice for ERISA plan assets of that Excluded Plan. For purposes of the securities, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

     If specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and
(b)(2) of ERISA (as well as the taxes imposed by Sections 4975(a) and (b) of the Internal Revenue Code) by reason of Section 4975(c)(1)(E) of the Internal Revenue Code) in connection with:

     - the direct or indirect sale, exchange or transfer of securities in the initial issuance of securities between the depositor or an underwriter and a Plan when the person who has discretionary authority or renders investment advice for the investment of the relevant ERISA plan assets in the securities is (a) an


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          obligor as to 5% or less of the fair market value of the assets of the related investment pool or (b) an affiliate of that person,

     - the direct or indirect acquisition or disposition of securities in the secondary market by a Plan or an entity investing ERISA plan assets, and

     - the holding of securities by a Plan or an entity investing ERISA plan assets.

     Further, if specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA (as well as the taxes imposed by Sections 4975(a) and (b) of the Internal Revenue Code by reason of Section 4975(c) of the Internal Revenue Code) for transactions in connection with the servicing, management and operation of the investment pools. The depositor expects that the specific conditions of the Exemption required for this purpose will be satisfied for the securities so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a) and (b) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Internal Revenue Code by reason of Section 4975(c) of the Internal Revenue Code) for transactions in connection with the servicing, management and operation of the investment pools, provided that the general conditions of the Exemption are satisfied.

     The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the taxes imposed by Section 4975(a) and (b) of the Internal Revenue Code by reason of Sections 4975(c)(1)(A) through (D) of the Internal Revenue Code) if those restrictions would otherwise apply merely because a person is deemed to be a Party in Interest for an investing Plan (or the investing entity holding ERISA plan assets) by virtue of providing services to the Plan (or by virtue of having specified relationships to that person) solely as a result of the ownership of securities by a Plan or the investment of ERISA plan assets in securities.

     The Exemption provides exemptive relief to various mortgage-backed and asset-backed securities transactions using Funding Accounts for entities issuing securities. Mortgage loans supporting payments to securityholders, and having a value equal to no more than 25% of the total principal amount of the securities being offered by an entity (the Pre-Funding Limit), may be transferred to that entity within a 90-day or three-month period following the closing date (the Pre-Funding Period) instead of being required to be either identified or transferred on or before the closing date. In general, the relief applies to the purchase, sale and holding of securities which otherwise qualify for the Exemption, provided that the following general conditions are met:

     - the ratio of the amount allocated to the pre-funding account to the total principal amount of the securities being offered (the Pre-Funding Limit) must be less than or equal to 25%;

     - all obligations transferred after the closing date (the subsequent mortgage loans) must meet the same terms and conditions for eligibility as the original mortgage loans used to create the issuer, which terms and conditions have been approved by one of the Rating Agencies;

     - the transfer of those subsequent mortgage loans to the trust during the Pre-Funding Period must not result in the securities to be covered by the Exemption receiving a lower credit rating from a Rating Agency on termination of the Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the securities by the issuer;

     - solely as a result of the use of pre-funding, the weighted average annual percentage interest rate, or Average Interest Rate, for all of the mortgage loans and subsequent mortgage loans in the trust at the end of the Pre-Funding Period must not be more than 100 basis points lower than the Average Interest Rate for the mortgage loans which were transferred to the issuer on the closing date;

     - in order to ensure that the characteristics of the subsequent mortgage loans are substantially similar to those of the original mortgage loans:

          - the characteristics of the subsequent mortgage loans must be monitored by an insurer or other credit support provider which is independent of the depositor; or

          - an independent accountant retained by the depositor must provide the depositor with a letter, with copies provided to the Rating Agency rating the securities, the underwriter and the trustee, stating whether or not the characteristics of the subsequent mortgage loans conform to the characteristics described in the prospectus or prospectus supplement and/or agreement. In


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               preparing that letter, the independent accountant must use the same type of procedures as were applicable to the mortgage loans which were transferred to the issuer as of the closing date;

     - the Pre-Funding Period must end no later than three months or 90 days after the closing date or earlier in various circumstances if the Funding Accounts falls below the minimum level specified in the agreement or an event of default occurs;

     - amounts transferred to any Funding Accounts and/or capitalized interest accounts used in connection with the pre-funding may be invested only in permitted investments;

     - the prospectus or prospectus supplement must describe any pre-funding account and/or capitalized interest account used in connection with the Funding Account, the duration of the Pre-Funding Period; the percentage and/or dollar amount of the Pre-Funding Limit for the issuer; and that the amounts remaining in the funding account at the end of the Pre-Funding Period will be remitted to securityholders as repayments of principal;

     - the trustee, or any agent with which the trustee contracts to provide trust services, must be a substantial financial institution or trust company experienced in trust activities and familiar with its duties, responsibilities and liabilities as a fiduciary under ERISA. The trustee, as local owner of the trust, must enforce all the rights created in favor of securityholders of the trust, including employee benefit plans subject to ERISA.

     Before purchasing a certificate or note, a fiduciary of a Plan or other investor of ERISA plan assets should itself confirm:

     - that the securities constitute "securities" for purposes of the Exemption, and

     - that the specific and general conditions provided in the Exemption and the other requirements provided in the Exemption would be satisfied.

In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the fiduciary or other Plan investor should consider its general fiduciary obligations under ERISA in determining whether to purchase any securities by or with ERISA plan assets.

     Any fiduciary or other Plan investor which proposes to purchase securities on behalf of or with ERISA plan assets should consult with its counsel concerning the potential applicability of ERISA and the Internal Revenue Code to that investment and the availability of the Exemption or any other prohibited transaction exemption in connection with that purchase. In particular, in connection with a contemplated purchase of securities which are certificates representing a beneficial ownership interest in a pool of single-family residential first mortgage loans, the fiduciary or other Plan investor should consider the potential availability of the Exemption or Prohibited Transaction Class Exemption 83-1, or PTCE 83-1, for various transactions involving mortgage pool investment trusts. However, PTCE 83-1 does not provide exemptive relief for securities evidencing interests in trusts which include Cooperative Loans and certain other loans including home equity loans and may not provide exemptive relief for securities having particular cash-flow characteristics that may be issued by a trust.

     Additional Considerations Relating to Notes. As discussed above, under the Plan Asset Regulations, the assets of a trust would be treated as "plan assets" of a Plan for the purposes of ERISA and Section 4975 of the Code only if the Plan acquires an "equity interest" in the trust and none of the exceptions contained in the Plan Asset Regulations is applicable. An equity interest is defined under the Plan Asset Regulations as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Assuming that the notes are treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulations, then such notes will be eligible for purchase by Plans without causing the assets of the trust to be considered assets of an investing plan. However, without regard to whether the notes are treated as an "equity interest" for such purposes, the acquisition or holding of notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the trust or any of its affiliates is or becomes a Party in Interest with respect to such Plan, or in the event that a note is purchased in the secondary market and such purchase constitutes a sale or exchange between a Plan and a Party in Interest with respect to such Plan. There can be no assurance that the trust or any of its affiliates will not be or become a party in interest or a disqualified person with respect to a Plan that acquires notes. In the event that the Exemption is not applicable to the notes, a Plan fiduciary or other Plan investor should consider the availability of PTCE 96-23, regarding transactions effected by "in-house asset managers", PTCE


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95-60, regarding investments by insurance company general accounts, PTCE 90-1, regarding investments by insurance company pooled separate accounts, PTCE 91-38, regarding investments by bank collective investment funds, and PTCE 84-14, regarding transactions effected by "qualified professional asset managers." The related prospectus supplement may contain restrictions on purchases of notes by Plans.

     Insurance Company General Accounts. Section 401(c) of ERISA provides guidance with respect to the application of the plan asset rules to insurance company general accounts. The DOL has issued final regulations under Section 401(c) of ERISA (the "Section 401(c) Regulations"), which generally became effective July 5, 2001. The 401(c) Regulations provide guidance for the purpose of determining, in cases where insurance policies or annuity contracts supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute "ERISA plan assets." Any assets of an insurance company general account which support insurance policies or annuity contracts issued to a plan after December 31, 1998 or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the requirements specified in the 401(c) Regulations may be treated as "ERISA plan assets." In addition, because Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as "ERISA plan assets" of any Plan invested in such separate account except to the extent provided in the ERISA Plan Asset Regulations. Insurance companies contemplating the investment of general account assets in the certificates should consult with their legal advisers with respect to the applicability of Section 401(c) of ERISA, including the general account's ability to hold the securities.

     Representations from ERISA Plans Investing in Securities. The exemptive relief afforded by the Exemption, or any similar exemption that might be available, may not apply to the purchase, sale or holding of some securities, such as securities backed by revolving credit loans and certain subordinate securities or any securities which are not rated in one of the four highest generic rating categories (or two highest generic rating categories in the case of a transaction in which loans have a loan-to-value ratio or combined loan-to-value ratio that exceeds 100%) by one of the Rating Agencies. Whether the conditions of the Exemption will be satisfied with respect to the securities will depend upon the relevant facts and circumstances existing at the time a plan acquires the securities. Plan investors should make their own determination, in consultation with their counsel, before acquiring securities in reliance on the applicability of the exemption.

     In the absence of the Exemption, the purchase and holding of the securities by a plan or by individual retirement accounts or other plans subject to Section 4975 of the Internal Revenue Code may result in prohibited transactions or the imposition of excise tax or civil penalties. Consequently, transfers of any classes of securities not eligible for the Exemption, as specified in the related prospectus supplement, will not be registered by the trustee unless the trustee receives:

          (a) a representation from the transferee of the security, acceptable to and in form and substance satisfactory to the trustee, to the effect that the transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Internal Revenue Code, nor a person acting on behalf of any plan or arrangement or using the assets of any plan or arrangement to effect the transfer, called a benefit plan investor;

          (b) if the purchaser is an insurance company, a certification substantially to the effect that the purchase of securities by or on behalf of that Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Internal Revenue Code and will not subject the depositor, the trustee or the master servicer to any obligation in addition to those undertaken in the related agreement and that the following statements are correct: the purchaser is an insurance company which is purchasing the securities with funds contained in an "insurance company general account," as the term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60, called PTCE 95-60, and the conditions provided for in Sections I and III of PTCE 95-60 have been satisfied; or

          (c) an opinion of counsel to the trustee, the depositor and the master servicer which is satisfactory to the trustee, the depositor and the master servicer, which opinion will not be at the expense of the depositor, the trustee or the master servicer, which states that the purchase and holding of those securities by, on behalf or with the assets of, that Plan will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Internal Revenue Code and will not subject the depositor, the trustee or the master servicer to any obligation in addition to those undertaken in the related agreement.


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     An opinion of counsel or certification will not be required for the purchase of securities registered through DTC. In the absence of the Exemption, unless the prospectus supplement for a series of securities imposes a different requirement, any purchaser of a security registered through DTC will be deemed to have represented by that purchase that either (a) the purchaser is not a Plan and is not purchasing those securities by, on behalf of or with the assets of, any Plan or (b) the purchaser is an insurance company which is purchasing the securities with funds contained in an "insurance company general account", as the term is defined in Section V(e) of PTCE 95-60, and the conditions provided for in Sections I and III of PTCE 95-60 have been satisfied.

     Tax Exempt Investors. A Tax Exempt Investor nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income," or UBTI, within the meaning of Section 512 of the Internal Revenue Code. All "excess inclusions" of a REMIC allocated to a REMIC residual certificate held by a Tax Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Material Federal Income Tax Consequences-Taxation of Owners of REMIC Residual Certificates- Excess Inclusions."

     Consultation With Counsel. Any fiduciary of a Plan or other Plan investor that proposes to acquire or hold securities on behalf of a Plan or with ERISA plan assets should consult with its counsel about the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Internal Revenue Code to the proposed investment and the availability of the Exemption, PTCE 83-1 or any other prohibited transaction exemption.

     The prospectus supplement for a series may contain additional information regarding the application of the Exemption, PTCE 83-1, or any other exemption, for the securities offered by that prospectus supplement. There can be no assurance that any of these exemptions will apply for any particular Plan's or other Plan investor's investment in the securities or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with that investment.

                                LEGAL INVESTMENT

     Each class of securities offered by this prospectus and by the related prospectus supplement will be rated at the date of issuance in one of the four highest rating categories by at least one rating agency. In most cases, securities of any series will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, or SMMEA, so long as they are rated by a rating agency in one of its two highest categories and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities. This group includes, but is not limited to, state-chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems, created under or existing under the laws of the United States or of any State, including the District of Columbia and Puerto Rico, whose authorized investments are subject to State regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality of the United States constitute legal investments for those entities. Any class of securities that represents an interest in a trust that includes junior mortgage loans will not constitute "mortgage related securities" for purposes of SMMEA.

     Under SMMEA, if a State enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of those entities in relation to "mortgage related securities," the securities will constitute legal investments for entities subject to that legislation only to the extent provided in that legislation. Some States have enacted legislation which overrides the preemption provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of that legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of those securities so long as that contractual commitment was made or those securities acquired prior to the enactment of that legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with mortgage-related securities without limitations as to the percentage of their assets represented by those mortgage-related securities, federal credit unions may invest in mortgage-related securities, and national banks may purchase mortgage-related securities for their own account without regard to the limitations applicable to investment securities provided in 12 U.S.C. 24 (Seventh), subject in each case to the regulations as the applicable federal regulatory authority may prescribe.


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
     On April 23, 1998, the Federal Financial Institutions Examination Council issued the 1998 Policy Statement applicable to all depository institutions, providing guidelines for investments in "high-risk mortgage securities." The 1998 Policy Statement was adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC, the NCUA and the OTS with an effective date of May 26, 1998. The 1998 Policy Statement rescinded a 1992 policy statement that had required, prior to purchase, a depository institution to determine whether a mortgage derivative product that it was considering acquiring was high-risk, and, if so, required that the proposed acquisition would reduce the institution's overall interest rate risk. The 1998 Policy Statement eliminates constraints on investing in "high-risk" mortgage derivative products and substitutes broader guidelines for evaluating and monitoring investment risk.

     The OTS has issued Thrift Bulletin 13a, entitled "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities," or TB 13a, which is effective as of December 1, 1998 and applies to thrift institutions regulated by the OTS. One of the primary purposes of TB 13a is to require thrift institutions, prior to taking any investment position to conduct:

     - a pre-purchase portfolio sensitivity analysis for any "significant transaction" involving securities or financial derivatives, and

     - a pre-purchase price sensitivity analysis of any "complex security" or financial derivative.

For the purposes of TB 13a, "complex security" includes, among other things, any collateralized mortgage obligation or REMIC security, other than any "plain vanilla" mortgage pass-through security, that is, securities that are part of a single class of securities in the related pool that are non-callable and do not have any special features. One or more classes of certificates offered by this prospectus and by the related prospectus supplement may be viewed as "complex securities". The OTS recommends that while a thrift institution should conduct its own in-house pre-acquisition analysis, it may rely on an analysis conducted by an independent third-party as long as management understands the analysis and its key assumptions. Further, TB 13a recommends that the use of "complex securities with high price sensitivity" be limited to transactions and strategies that lower a thrift institution's portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

     Some classes of securities offered by this prospectus, including any class that is not rated in one of the two highest categories by at least one rating agency, will not constitute "mortgage related securities" for purposes of SMMEA. Those classes of securities will be identified in the related prospectus supplement. Prospective investors in those classes of securities, in particular, should consider the matters discussed in the following paragraph.

     There may be other restrictions on the ability of some investors either to purchase various classes of securities or to purchase any class of securities representing more than a specified percentage of the investors' assets. The depositor will make no representations as to the proper characterization of any class of securities for legal investment or other purposes, or as to the ability of particular investors to purchase any class of securities under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of securities. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the securities of any class constitute legal investments under SMMEA or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction applicable to that investor.

                                  LEGAL MATTERS

     Some specific legal matters in connection with the securities offered by this prospectus will be passed on for the depositor and for the underwriters by Thacher Proffitt & Wood llp, New York, New York, Sidley Austin Brown & Wood LLP, New York, New York, McKee Nelson LLP, New York, New York or Orrick, Herrington & Sutcliffe LLP, New York, New York.

                                  THE DEPOSITOR

     The depositor was incorporated in the State of Delaware on April 14, 1988 and is a wholly-owned subsidiary of Credit Suisse First Boston (USA), Inc. (formerly Donaldson, Lufkin & Jenrette, Inc.), a Delaware corporation.


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The principal executive offices of the depositor are located at Eleven Madison
Avenue, 4th Floor, New York, New York 10010. Its telephone number is (212) 325-2000.

     On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc., a corporation organized under the laws of Delaware ("DLJ"), merged with and into an indirect wholly owned subsidiary of Credit Suisse Group, a corporation organized under the laws of Switzerland ("CSG"). As a result of this transaction, DLJ became an indirect wholly owned subsidiary of CSG and changed its name to Credit Suisse First Boston (USA), Inc. All former subsidiaries of DLJ, including the depositor, are currently subsidiaries of Credit Suisse First Boston (USA), Inc.

     The depositor was organized, among other things, for the purposes of establishing trusts, selling beneficial interests in those trusts and acquiring and selling mortgage assets to those trusts. The depositor has one class of common stock, all of which is owned by Credit Suisse First Boston (USA), Inc.

     Neither the depositor, its parent nor any of the depositor's affiliates will ensure or guarantee distributions on the securities of any series.

     As described in this prospectus, the only obligations of the depositor will be under various representations and warranties relating the mortgage assets. See "Loan Underwriting Standards Representations and Warranties" and "The Agreements-Assignment of Mortgage Assets" in this prospectus. The depositor will have no ongoing servicing responsibilities or other responsibilities for any Mortgage Asset. The depositor does not have nor is it expected in the future to have any significant assets with which to meet any obligations for any trust. If the depositor were required to repurchase or substitute a loan, its only source of funds to make the required payment would be funds obtained from the seller of that loan, or if applicable, the master servicer or, the servicer. See "Risk Factors" in this prospectus.

                                USE OF PROCEEDS

     The depositor will apply all or substantially all of the net proceeds from the sale of each series offered by this prospectus and by the related prospectus supplement to purchase the mortgage assets, to repay indebtedness which has been incurred to obtain funds to acquire the mortgage assets, to establish the reserve funds, if any, for the series and to pay costs of structuring, guaranteeing and issuing the securities. In some cases, securities may be exchanged by the depositor for mortgage assets. The depositor expects that it will make additional sales of securities similar to the securities from time to time, but the timing and amount of those additional offerings will be dependent on a number of factors, including the volume of mortgage loans purchased by the depositor, prevailing interest rates, availability of funds and general market conditions.

                              PLAN OF DISTRIBUTION

     The securities offered by this prospectus and by the related prospectus supplements will be offered in series may be sold directly by the depositor or may be offered through the underwriters through one or more of the methods described below. The prospectus supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the depositor from that sale.

     The depositor intends that securities will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of securities may be made through a combination of two or more of these methods. The methods are as follows:

     - by negotiated firm commitment or best efforts underwriting and public re-offering by the underwriters;

     - by placements by the depositor with institutional investors through dealers; and

     -    by direct placements by the depositor with institutional investors.

     In addition, if specified in the related prospectus supplement, a series of securities may be offered in whole or in part in exchange for the loans, and other assets, if applicable, that would comprise the trust for those securities.

     If underwriters are used in a sale of any securities, other than in connection with an underwriting on a best efforts basis, those securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter


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or underwriters related to the offer and sale of a particular series of securities will be named on the cover of the prospectus supplement relating to that series and the members of the underwriting syndicate, if any, will be named in that prospectus supplement.

     In connection with the sale of the securities, the underwriters may receive compensation from the depositor or from purchasers of the securities in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the securities may be deemed to be underwriters in connection with those securities, and any discounts or commissions received by them from the depositor and any profit on the resale of securities by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of any series of securities will provide that the obligations of the underwriters will be subject to various conditions precedent, that the underwriters will be obligated to purchase those securities if any are purchased, other than in connection with an underwriting on a best efforts basis, and that, in limited circumstances, the depositor will indemnify the several underwriters and the underwriters will indemnify the depositor against civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in connection with those civil liabilities.

     The prospectus supplement for any series offered by placements through dealers will contain information regarding the nature of that offering and any agreements to be entered into between the depositor and purchasers of securities of that series.

     This prospectus, together with the related prospectus supplement, may be used by Credit Suisse First Boston LLC, an affiliate of the depositor, in connection with offers and sales related to market making transactions in the securities in which Credit Suisse First Boston LLC acts as principal or agent. Sales in such transactions will be made at prices related to prevailing prices at the time of sale.

     The depositor anticipates that the securities offered by this prospectus will be sold primarily to institutional investors or sophisticated non-institutional investors. Purchasers of securities, including dealers, may, depending on the facts and circumstances of those purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of securities. Holders of securities should consult with their legal advisors in this regard prior to that reoffer or sale.


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                                    GLOSSARY

     1998 POLICY STATEMENT-The revised supervisory statement setting for the guidelines for investments in "high risk mortgage securities". The 1998 Policy Statement was adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC, the NCUA and the OTS with an effective date of May 26, 1998.

     ACCRUAL TERMINATION DATE-For a class of accrual securities, the distribution date on which all securities of the related series with final scheduled distribution dates earlier than that of that class of accrual securities have been fully paid, or another date or period as may be specified in the related prospectus supplement.

     ADDITIONAL COLLATERAL-Marketable securities, insurance policies, annuities, certificates of deposit, cash, accounts or other personal property and, in the case of Additional Collateral owned by any guarantor, may consist of real estate.

     ADDITIONAL COLLATERAL LOAN-A mortgage loan that, in addition to being secured by the related mortgaged property, is secured by other collateral owned by the related mortgagors or are supported by third- party guarantees secured by collateral owned by the related guarantors.

     ADVANCE-A cash advance by the master servicer or a servicer for delinquent payments of principal of and interest on a loan, and for the other purposes specified in this prospectus and in the related prospectus supplement.

     AGENCY SECURITIES-Mortgage-backed securities issued or guaranteed by GNMA, Fannie Mae, Freddie Mac or other government agencies or government-sponsored agencies.

     AVAILABLE DISTRIBUTION AMOUNT-The amount in the Payment Account, including amounts deposited in that account from any reserve fund or other fund or account, eligible for distribution to securityholders on a distribution date.

     BALLOON LOAN-A mortgage loan with payments similar to a conventional loan, calculated on the basis of an assumed amortization term, but providing for a Balloon Payment of all outstanding principal and interest to be made at the end of a specified term that is shorter than that assumed amortization term.

     BALLOON PAYMENT-The payment of all outstanding principal and interest made at the end of the term of a Balloon Loan.

     BI-WEEKLY LOAN-A mortgage loan which provides for payments of principal and interest by the borrower once every two weeks.

     BUY-DOWN FUND-A custodial account, established by the master servicer or the servicer for a Buy-Down Loan, that meets the requirements described in this prospectus.

     BUY-DOWN LOAN-A level payment mortgage loan for which funds have been provided by a person other than the mortgagor to reduce the mortgagor's scheduled payment during the early years of that mortgage loan.

     BUY-DOWN PERIOD-The period in which the borrower is not obligated to pay the full scheduled payment otherwise due on a Buy-Down Loan.

     BUY-DOWN MORTGAGE RATE-For any Buy-Down Loan, the hypothetical reduced interest rate on which scheduled payments are based.

     BUY-DOWN AMOUNTS-For any Buy-Down Loan, the maximum amount of funds that may be contributed by the Servicer of that Buy-Down Loan.

     CALL CERTIFICATE-Any Certificate evidencing an interest in a Call Class.

     CALL CLASS-A class of certificates under which the holder will have the right, at its sole discretion, to terminate the related trust resulting in early retirement of the certificates of the series.

     CALL PRICE-In the case of a call as to a Call Class, a price equal to 100% of the principal balance of the related certificates as of the day of that purchase plus accrued interest at the applicable pass-through rate.


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     COLLECTION ACCOUNT-For a series, the account established in the name of the master servicer for the deposit by the master servicer of payments received from the mortgage assets in a trust, or from the servicers, if any.

     CONTRIBUTIONS TAX-The imposition of a tax on the REMIC equal to 100% of the value of the contributed property. Each pooling and servicing agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to the tax.

     COOPERATIVE-A corporation owned by tenant-stockholders who, through the ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units.

     COOPERATIVE DWELLING-An individual housing unit in a building owned by a cooperative.

     COOPERATIVE LOAN-A housing loan made for a Cooperative Dwelling and secured by an assignment by the borrower/tenant-stockholder, of a security interest in shares issued by the applicable Cooperative.

     DESIGNATED SELLER TRANSACTION-A series of securities where the mortgage loans included in the trust are delivered either directly or indirectly to the depositor by one or more unaffiliated sellers identified in the related prospectus supplement.

     DISQUALIFIED PERSONS-For these purposes means:

     - the United States, any State or political subdivision of the United States or any State, any foreign government, any international organization, or any agency or instrumentality of the foregoing, but would not include instrumentalities described in Section 168(h)(2)(D) of the Internal Revenue Code or Freddie Mac,

     - any organization, other than a cooperative described in Section 521 of the Internal Revenue Code, that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Internal Revenue Code,

     - any organization described in Section 1381(a)(2)(C) of the Internal Revenue Code,

     - an "electing large partnership," as described in Section 775 of the Code, or

     - any other person so designated by the trustee based on an opinion of counsel that the holding of an ownership interest in a REMIC certificate by that person may cause the related trust or any person having an ownership interest in the REMIC certificate, other than that person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a REMIC certificate to that person.

     DRAW-With respect to any revolving credit loan, money drawn by the borrower in most cases with either checks or credit cards, subject to applicable law, on the revolving credit loan under the related credit line agreement at any time during the Draw Period.

     DRAW PERIOD-With respect to any revolving credit loan, the period specified in the related credit line agreement when a borrower on the revolving credit loan may make a Draw.

     ELIGIBLE ACCOUNT-An account maintained with a federal or state chartered depository institution:

     - the short-term obligations of which are rated by each rating agency in its highest rating at the time of any deposit in that account,

     - insured by the FDIC to the limits established by that Corporation, the uninsured deposits in which account are otherwise secured in a way that, as evidenced by an opinion of counsel delivered to the trustee prior to the establishment of that account, the holders of the securities will have a claim as to the funds in that account and a perfected first priority security interest against any collateral securing those funds that is superior to claims of any other depositors or general creditors of the depository institution with which that account is maintained a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity, or

     - an account or accounts of a depository institution acceptable to the rating agencies.


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Eligible Accounts may bear interest.

     ENVIRONMENTAL LIEN-A lien imposed by federal or state statute, for any cleanup costs incurred by a state on the property that is the subject of the cleanup costs.

     ESCROW ACCOUNT-An account, established and maintained by the master servicer or the servicer for a loan, into which payments by borrowers to pay taxes, assessments, mortgage and hazard insurance premium and other comparable items that are required to be paid to the mortgagee are deposited.

     EXCLUDED BALANCE-With respect to any revolving credit loan, that portion of the principal balance of that revolving credit loan not included in the Trust Balance at any time, which may include balances attributable to Draws after the cut-off date and may include a portion of the principal balance outstanding as of the cut-off date, and which may also include balances attributable to Draws after the occurrence of certain events specified in the related prospectus supplement.

     FUNDING ACCOUNT-An account established for the purpose of purchasing additional loans.

     GPM FUND-A trust account established by the master servicer or the servicer of a GPM Loan into which funds sufficient to cover the amount by which payments of principal and interest on that GPM Loan assumed in calculating payments due on the securities of the related multiple class series exceed scheduled payments on that GPM Loan.

     GPM LOAN-A mortgage loan providing for graduated payments, having an amortization schedule:

     - requiring the mortgagor's monthly installments of principal and interest to increase at a predetermined rate annually for a predetermined period of time after which the monthly installments became fixed for the remainder of the mortgage term,

     - providing for deferred payment of a portion of the interest due monthly during that period of time, and

     - providing for recoupment of the interest deferred through negative amortization whereby the difference between the scheduled payment of interest on the mortgage note and the amount of interest actually accrued is added monthly to the outstanding principal balance of the mortgage note.

     INSURANCE PROCEEDS-Amounts paid by the insurer under any of the insurance policies covering any loan or mortgaged property.

     INTEREST ACCRUAL PERIOD-The period specified in the related prospectus supplement for a multiple class series, during which interest accrues on the securities or a class of securities of that series for any distribution date.

     LIQUIDATED MORTGAGE LOAN-A defaulted mortgage loan as to which the master servicer has determined that all amounts which it expects to recover from or on account of that mortgage loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise have been recovered.

     LIQUIDATION EXPENSES-Expenses incurred by the master servicer, or the related servicer, in connection with the liquidation of any defaulted mortgage loan and not recovered under a primary mortgage insurance policy.

     LIQUIDATION PROCEEDS-Amounts received by the master servicer or servicer in connection with the liquidation of a mortgage, net of liquidation expenses.

     MARK-TO-MARKET REGULATIONS-The final regulations of the IRS, released on December 24, 1996, relating to the requirement that a securities dealer mark to market securities held for sale to customers.

     PARTIES IN INTEREST-For a Plan, persons who have specified relationships to the Plans, either parties in interest within the meaning of ERISA or disqualified persons within the meaning of Section 4975 of the Internal Revenue Code.

     PAYMENT ACCOUNT-For a series, the account established in the name of the trustee for the deposit of remittances received from the master servicer relating to the mortgage assets in a trust.

     PERIODIC RATE CAP-For any ARM loan, the maximum amount by which mortgage rate of that ARM loan may adjust for any single adjustment period.


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     PRE-FUNDING LIMIT-For the securities, the ratio of the amount allocated to the Funding Account to the total principal amount of the securities, which must be less than or equal to 25%.

     PRE-FUNDING PERIOD-For the securities, the period in which supporting payments of the related mortgage loans, having a value equal to no more than 25% of the total principal amount of those securities, to be transferred to the related trust instead of requiring that the related mortgage loans be either identified or transferred on or before the Closing Date, which period will be no longer than 90 days or three months following the Closing Date.

     QUALIFIED INSURER-A mortgage guarantee or insurance company duly qualified as a mortgage guarantee or insurance company under the laws of the states in which the mortgaged properties are located, duly authorized and licensed in those states to transact the applicable insurance business and to write the insurance provided.

     REO PROPERTY-Real property which secured a defaulted loan which has been acquired on foreclosure, deed in lieu of foreclosure or repossession.

     REPAYMENT PERIOD-With respect to a revolving credit loan, the period from the end of the related Draw Period to the related maturity date.

     RETAINED INTEREST-For a mortgage asset, the amount or percentage specified in the related prospectus supplement which is not sold by the depositor or seller of the mortgage asset and, therefore, is not included in the trust for the related series.

     RESTRICTED GROUP-The group consisting of any underwriter, the master servicer, any servicer, any subservicer, the trustee and any obligor for assets of a trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust as of the date of initial issuance of the securities.

     SERVICER ACCOUNT-An account established by a servicer, other than the master servicer, who is directly servicing loans, into which that servicer will be required to deposit all receipts received by it relating to the mortgage assets serviced by that servicer.

     SERVICING FEE-The amount paid to the master servicer on a given distribution date, in most cases, determined on a loan-by-loan basis, and calculated at a specified per annum rate.

     SUBORDINATED AMOUNT-The amount, if any, specified in the related prospectus supplement for a series with a class of subordinate securities, that the subordinate securities are subordinated to the senior securities of the same series.

     SUBORDINATION RESERVE FUND-The subordination reserve fund, if any, for a series with a class of subordinate securities, established under the related pooling and servicing agreement or indenture.

     SUBSEQUENT MORTGAGE LOAN-Additional mortgage loans transferred to the related trust after the closing date.

     SUBSIDY FUND-For any loan, a custodial account, which may be interest-bearing, complying with the requirements applicable to a Collection Account in which the master servicer will deposit subsidy funds.

     TAX EXEMPT INVESTOR-Tax-qualified retirement plans described in Section 401(a) of the Internal Revenue Code and on individual retirement accounts described in Section 408 of the Internal Revenue Code.

     TRUST BALANCE-With respect to a mortgage pool consisting of revolving credit loans, as described in the related prospectus supplement, a specified portion of the total principal balance of each revolving credit loan outstanding at any time, which will consist of the principal balance thereof as of the cut-off date minus the portion of all payments and losses thereafter that are allocated to the Trust Balance and minus the portion of the principal balance that has been transferred to another trust fund prior to the cut-off date, and will not include any portion of the principal balance attributable to Draws made after the cut-off date.

     UNITED STATES PERSON-"United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state of the United States or the District of Columbia, except, in the case of a partnership, to the extent provided in regulations, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United

States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which regulations have not yet been issued, a trust which was in existence on August 20, 1996, other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code, and which was treated as a United States person on August 19, 1996, may elect to continue to be treated as a United States person regardless of the previous sentence.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Other Expenses of Issuance and Distribution (Item 14 of Form S-3).

         The expenses expected to be incurred in connection with the issuance and distribution of the Securities being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the filing fee, are estimated.

            Filing Fee for Registration Statement            $     1,176,882.30
            Legal Fees and Expenses                                  600,000.00
            Accounting Fees and Expenses                             200,000.00
            Trustee's Fees and Expenses                               90,000.00
            (including counsel fees)
            Printing and Engraving Fees                              180,000.00
            Rating Agency Fees                                       240,000.00
            Miscellaneous                                            100,000.00
                                                             ------------------

            Total                                            $     2,586,882.30
                                                             ==================


INDEMNIFICATION OF DIRECTORS AND OFFICERS (ITEM 15 OF FORM S-3).

         The Pooling and Servicing Agreement with respect to each series of Certificates, and the Servicing Agreement, Indenture and Owner Trust Agreement with respect to each series of Notes will provide that no director, officer, employee or agent of the Depositor is liable to the Trust Fund or the Securityholders, except for such person's own willful misfeasance, bad faith or gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreement with respect to each series of Certificates, and the Servicing Agreement, Indenture and Owner Trust Agreement with respect to each series of Notes will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Depositor is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such Pooling and Servicing Agreement or such Servicing Agreement, Indenture and Owner Trust Agreement and related Securities other than such expenses related to particular Mortgage Loans.

         Any underwriters who execute an Underwriting Agreement in the form filed as Exhibit 1.1 to this Registration Statement will agree to indemnify the Registrant's directors and its officers who signed this Registration Statement against certain liabilities which might arise under the Securities Act of 1933 from certain information furnished to the Registrant by or on behalf of such indemnifying party.

         Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

         Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification or advancement of expenses provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 145.

         The Restated Certificate of Incorporation and By-Laws of the Registrant provide that, to the fullest extent and under the circumstances permitted by
Section 145 of the General Corporation Law of the State of Delaware, the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding of the type described above by reason of the fact that he or she is or was a director, officer, employee or agent of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

EXHIBITS (ITEM 16 OF FORM S-3).

Exhibits--
*1.1           --  Form of Underwriting Agreement.
****3.1        --  Certificate of Incorporation of Credit Suisse First Boston Mortgage  Acceptance Corp., as currently in effect.
*3.2           --  Bylaws of Credit Suisse First Boston Mortgage Acceptance Corp. as currently in  effect.
*4.1           --  Form of Pooling and Servicing Agreement including forms of Certificates.
*4.2           --  Form of Sale and Servicing Agreement.
*4.3           --  Form of Standard Provisions for Servicing.
**4.4          --  Form of Servicing Agreement, for a series consisting of Mortgage-Backed Notes.
**4.5          --  Form of Trust Agreement, for a series consisting of Mortgage-Backed Notes.
**4.6          --  Form of Indenture, for a series consisting of Mortgage-Backed Notes.
*****5.1       --  Opinion of Thacher Proffitt & Wood LLP regarding the legality of the Securities.
*****5.2       --  Opinion of Sidley Austin Brown & Wood LLP regarding the legality of the Securities.
*****5.3       --  Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the Securities.
*****5.4       --  Opinion of McKee Nelson LLP regarding the legality of the Securities.
***5.5         --  Form of an  opinion  of  counsel  regarding  legality,  to be filed  before any sale of a series of
                   Certificates.
***5.6         --  Form of an opinion of counsel regarding legality, to be filed before any sale of a series of Notes.
*****8.1       --  Opinion of Thacher Proffitt & Wood LLP as to certain tax matters (included in Exhibit 5.1).
*****8.2       --  Opinion of Sidley Austin Brown & Wood LLP as to certain tax matters.
*****8.3       --  Opinion of Orrick, Herrington & Sutcliffe LLP as to certain tax matters.
*****8.4       --  Opinion of McKee Nelson LLP as to certain tax matters.
*****8.5       --  Form of an  opinion  of  counsel  as to tax  matters,  to be filed  before  any sale of a series of
                   Certificates (included in Exhibit 5.5).
*****8.6       --  Form of an opinion of counsel as to tax  matters,  to be filed before any sale of a series of Notes
                   (included in Exhibit 5.6).
*****23.1      --  Consent of Thacher Proffitt & Wood LLP (included in Exhibit 5.1).
*****23.2      --  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.2 and 8.2).
*****23.3      --  Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibits 5.3 and 8.3).
*****23.4      --  Consent of McKee Nelson LLP (included in Exhibits 5.4 and 8.4).
*****24.1      --  Power of Attorney.
*****24.2      -   Certified Copy of the Resolutions of the Board of Directors of Depositor

----------

* Filed as an exhibit to Registration Statement on Form S-11 (No. 33-22364) and incorporated herein by reference.

** Filed as an exhibit to Registration Statement on Form S-3 (No. 333-51537) and incorporated herein by reference.

*** Filed as an exhibit to Registration Statement on Form S-3 (No. 333-75921) and incorporated herein by reference.

**** Filed as an exhibit to Registration Statement on Form S-3 (No. 333-110800) and incorporated herein by reference.

***** Filed as an exhibit to Registration Statement on Form S-3 (No. 333-120962) and incorporated herein by reference.

                       UNDERTAKINGS (ITEM 17 OF FORM S-3).

         In accordance with Item 512 of Regulation S-K under the Securities Act of 1933:

         (a) The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

                  (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

                  PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) As to documents subsequently filed that are incorporated by reference:

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (h) Undertaking in respect of indemnification: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (j) Undertaking in respect of Trust Indenture: The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Trust Indenture Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of the sale of the securities registered hereunder, and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 5, 2005.

                                             CREDIT SUISSE FIRST BOSTON MORTGAGE
                                             ACCEPTANCE CORP.


                                             By:  /s/ John P. Graham
                                                 -------------------------------
                                             Name:    John P. Graham
                                             Title:   Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                            TITLE                                                DATE
*see below                           Director                                             January 5, 2005
---------------------------------
Carlos Onis

*see below                           Director                                             January 5, 2005
---------------------------------
Steven L. Kantor

*see below                           Director                                             January 5, 2005
---------------------------------
Thomas E. Siegler

*see below                           Director and President                               January 5, 2005
---------------------------------
Andrew A. Kimura

*see below                           Treasurer                                            January 5, 2005
---------------------------------
Zev Kindler

*see below                           Principal Accounting Officer and Comptroller         January 5, 2005
---------------------------------
Thomas Zingalli


*By:/s/ John P. Graham
    ----------------------------------------
        John P. Graham
        Attorney-in-fact pursuant to a power
        of attorney previously filed with the
        Registration Statement